UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06243
                                   ---------

                           FRANKLIN STRATEGIC SERIES
                           -------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
               (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 4/30
                         ----

Date of reporting period: 10/31/05
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                        OCTOBER 31, 2005
--------------------------------------------------------------------------------

                                                        Franklin Aggressive
                                                        Growth Fund

                                                        Franklin Flex Cap
                                                        Growth Fund

                                                        Franklin Small Cap
                                                        Growth Fund II

                                                        Franklin Small-Mid Cap
                                                        Growth Fund

--------------------------------------------------------------------------------
    SEMIANNUAL REPORT AND SHAREHOLDER LETTER                   GROWTH
--------------------------------------------------------------------------------
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                                                     Eligible shareholders can
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                                                     See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    FRANKLIN  o  Templeton  o  Mutual Series

                               FRANKLIN TEMPLETON INVESTMENTS

                               GAIN FROM OUR PERSPECTIVE(R)

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the semiannual report

CONTENTS

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Economic and Market Overview ..............................................    4

Franklin Aggressive Growth Fund ...........................................    5

Franklin Flex Cap Growth Fund .............................................   13

Franklin Small Cap Growth Fund II .........................................   21

Franklin Small-Mid Cap Growth Fund ........................................   29

Financial Highlights and Statements of Investments ........................   37

Financial Statements ......................................................   76

Notes to Financial Statements .............................................   81

Shareholder Information ...................................................   95

--------------------------------------------------------------------------------

SEMIANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW

During the six months ended October 31, 2005, domestic economic expansion was driven by strength across most industries, sectors and regions. Gross domestic product (GDP) rose during the period, benefiting primarily from increased personal consumption, business investment and federal spending. Slower export growth combined with greater demand for imported goods and materials fueled a widening trade gap. The U.S. dollar rallied in 2005 driven largely by rising short-term domestic interest rates, and strong economic growth in the U.S. relative to many of its major trading partners.

Oil prices increased substantially during the period largely due to potential long-term supply limitations and strong growth in global demand, especially from China and India. Despite rising commodity prices, inflation remained relatively contained for the 12 months ended October 31, 2005, as measured by the 2.1% rise for the core Consumer Price Index (CPI).(1) With this inflation picture, the Federal Reserve Board raised the federal funds target rate from 2.75% to 3.75%, and said it would continue to undertake appropriate monetary policy action at a measured pace. Compared with the rise in short-term interest rates, long-term interest rates remained relatively stable, supporting overall robust housing and commercial real estate activity, which contributed to economic growth.

Many businesses enjoyed their widest profit margins on record, propelled largely by productivity gains. The labor market firmed as employment increased and the unemployment rate dropped from 5.2% to 5.0% during the reporting period.1 Personal income rose, and hiring rebounded in many industries, bolstered by healthy business spending. However, late in the period consumer sentiment fell amid concerns about rising energy costs.

In this environment, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +3.57%, while the broader Standard & Poor's 500 Composite Index (S&P 500) and the technology-heavy NASDAQ Composite Index returned +5.26% and +10.78%.(2)

(1) Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

(2) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

THIS DISCUSSION REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2005. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE OBTAINED FROM SOURCES CONSIDERED RELIABLE.


4 | Semiannual Report

FRANKLIN AGGRESSIVE GROWTH FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Aggressive Growth Fund seeks capital appreciation by investing substantially in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential, when compared with the overall economy.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Aggressive Growth Fund's semiannual report for the period ended October 31, 2005.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Aggressive Growth Fund - Class A posted a +15.75% cumulative total return. The Fund outperformed its narrow benchmark, the Russell 3000(R) Growth Index, which returned +8.04%, and its broad benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which returned +5.26% for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

(1) Source: Standard & Poor's Micropal. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 42.


                                                           Semiannual Report | 5

PORTFOLIO BREAKDOWN
Franklin Aggressive Growth Fund
Based on Total Net Assets as of 10/31/05

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Electronic Technology*                                   21.6%
Technology Services*                                     13.9%
Health Technology*                                       12.9%
Consumer Services                                         7.4%
Commercial Services                                       6.6%
Health Services                                           6.2%
Retail Trade                                              5.4%
Finance                                                   4.3%
Communications                                            3.2%
Industrial Services                                       2.7%
Producer Manufacturing                                    2.5%
Transportation                                            2.1%
Energy Minerals                                           1.7%
Consumer Non-Durables                                     1.3%
Process Industries                                        1.0%
Other                                                     1.5%
Short-Term Investments & Other Net Assets                 5.7%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

INVESTMENT STRATEGY

We are research driven, fundamental investors pursuing an aggressive growth strategy. As "bottom-up" investors focusing primarily on individual securities, we choose companies that have clear indicators of future earnings growth and that present, in our opinion, the best trade-off between that earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, strong management and industry leadership are all factors we believe may contribute to strong growth potential.

MANAGER'S DISCUSSION

During the six months under review, Google, a leading provider of Internet products and services, increased in value more than 69% and was the top contributor to the Fund's overall performance. Chicago Mercantile Exchange, which provides a marketplace for agricultural commodities as well as for interest rate, stock index and foreign exchange futures, was the Fund's second-highest contributor during the period as it appreciated more than 87%. Our investment in Marvell Technology Group, a provider of integrated circuits for data storage and communications-related equipment, was another major contributor, appreciating more than 38% during the reporting period.

Despite the Fund's solid results versus its benchmarks, we had several detractors from performance during the period. For example, Tempur-Pedic International, a manufacturer of visco-elastic foam mattresses and pillows, was down 42% during the reporting period and negatively impacted the Fund. Gen-Probe, a developer of blood diagnostic products, fell about 19% and also hindered Fund performance. Zimmer Holdings, a provider of orthopedic reconstructive implants, was down nearly 22% during the period, detracting from the Fund's overall results. We sold all three stock holdings by period-end.


6 | Semiannual Report

Thank you for your continued participation in Franklin Aggressive Growth Fund. We look forward to serving your future investment needs.


                       /s/ Robert R. Dean
[PHOTO OMITTED]
                       Robert R. Dean, CFA


                       /s/ Conrad B. Herrmann
[PHOTO OMITTED]
                       Conrad B. Herrmann, CFA
                       Portfolio Management Team
                       Franklin Aggressive Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS
Franklin Aggressive Growth Fund
10/31/05

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Cognizant Technology Solutions Corp., A                                     3.4%
 TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
Google Inc., A                                                              3.3%
 TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
Apple Computer Inc.                                                         3.2%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Network Appliance Inc.                                                      3.1%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Roche Holding AG, ADR (Switzerland)                                         2.1%
 HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Chicago Mercantile Exchange                                                 2.0%
 FINANCE
--------------------------------------------------------------------------------
Amgen Inc.                                                                  1.9%
 HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)                                     1.8%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Moody's Corp.                                                               1.8%
 COMMERCIAL SERVICES
--------------------------------------------------------------------------------
Starbucks Corp.                                                             1.8%
 CONSUMER SERVICES
--------------------------------------------------------------------------------


                                                           Semiannual Report | 7

PERFORMANCE SUMMARY AS OF 10/31/05

FRANKLIN AGGRESSIVE GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FGRAX)                 CHANGE       10/31/05          4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$2.10         $15.43           $13.33
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FKABX)                 CHANGE       10/31/05          4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$1.97         $14.84           $12.87
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FKACX)                 CHANGE       10/31/05          4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$1.97         $14.81           $12.84
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FKARX)                 CHANGE       10/31/05          4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$2.07         $15.31           $13.24
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FRAAX)           CHANGE       10/31/05          4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$2.16         $15.74           $13.58
--------------------------------------------------------------------------------


8 | Semiannual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------------------------------------------
CLASS A                                      6-MONTH         1-YEAR            5-YEAR        INCEPTION (6/23/99)
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                   +15.75%        +15.41%           -37.68%              +57.99%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                +9.12%         +8.74%           -10.10%               +6.46%
------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)               $10,912        $10,874            $5,874              $14,891
------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                         +12.23%           -12.37%               +6.54%
------------------------------------------------------------------------------------------------------------------
CLASS B                                      6-MONTH         1-YEAR            5-YEAR        INCEPTION (6/23/99)
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                   +15.31%        +14.59%           -39.77%              +51.84%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)               +11.31%        +10.59%           -10.01%               +6.79%
------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)               $11,131        $11,059            $5,902              $15,184
------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                         +14.25%           -12.29%               +6.89%
------------------------------------------------------------------------------------------------------------------
CLASS C                                      6-MONTH         1-YEAR            5-YEAR        INCEPTION (6/23/99)
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                   +15.34%        +14.63%           -39.77%              +51.52%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)               +14.34%        +13.63%            -9.64%               +6.76%
------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)               $11,434        $11,363            $6,023              $15,152
------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                         +17.20%           -11.93%               +6.85%
------------------------------------------------------------------------------------------------------------------
CLASS R                                      6-MONTH         1-YEAR            3-YEAR        INCEPTION (1/1/02)
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                   +15.63%        +15.29%           +73.58%              +11.35%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)               +14.63%        +14.29%           +20.18%               +2.85%
------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)               $11,463        $11,429           $17,358              $11,135
------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                         +17.88%           +23.82%               +2.90%
------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS                                6-MONTH         1-YEAR            5-YEAR        INCEPTION (6/23/99)
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                   +15.91%        +15.74%           -36.76%              +61.24%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)               +15.91%        +15.74%            -8.76%               +7.81%
------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)               $11,591        $11,574            $6,324              $16,124
------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                         +19.44%           -11.06%               +7.90%
------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                           Semiannual Report | 9

ENDNOTES

THE MANAGER OF THE FUND USES AN AGGRESSIVE GROWTH STRATEGY SO AN INVESTMENT IN THE FUND INVOLVES A GREATER DEGREE OF RISK. THE FUND MAY BE MORE VOLATILE THAN A MORE CONSERVATIVE EQUITY FUND, AND IT MAY BE BEST SUITED FOR LONG-TERM INVESTING. THE FUND'S INVESTMENTS IN SMALLER- AND MIDSIZE-COMPANY STOCKS INVOLVE SPECIAL RISKS SUCH AS RELATIVELY SMALLER REVENUES, LIMITED PRODUCT LINES AND SMALLER MARKET SHARE. SMALLER- AND MIDSIZE-COMPANY STOCKS HISTORICALLY HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


10 | Semiannual Report

YOUR FUND'S EXPENSES

FRANKLIN AGGRESSIVE GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      If an account had an $8,600 value, then $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT     ENDING ACCOUNT          EXPENSES PAID DURING
CLASS A                                       VALUE 4/30/05       VALUE 10/31/05        PERIOD* 4/30/05-10/31/05
-----------------------------------------------------------------------------------------------------------------
Actual                                            $1,000             $1,157.50                   $ 8.05
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000             $1,017.74                   $ 7.53
-----------------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------------
Actual                                            $1,000             $1,153.10                   $11.99
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000             $1,014.06                   $11.22
-----------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------
Actual                                            $1,000             $1,153.40                   $12.00
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000             $1,014.06                   $11.22
-----------------------------------------------------------------------------------------------------------------
CLASS R
-----------------------------------------------------------------------------------------------------------------
Actual                                            $1,000             $1,156.30                   $ 9.24
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000             $1,016.64                   $ 8.64
-----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------
Actual                                            $1,000             $1,159.10                   $ 6.64
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000             $1,019.06                   $ 6.21
-----------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.48%; B: 2.21%; C: 2.21%; R: 1.70%; and Advisor: 1.22%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


12 | Semiannual Report

FRANKLIN FLEX CAP GROWTH FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Flex Cap Growth seeks capital appreciation. The Fund invests substantially in equity securities of companies that the manager believes have the potential for capital appreciation. The Fund has flexibility to invest in companies located, headquartered or operating inside and outside the United States, across the entire market capitalization spectrum from small, emerging growth companies to well-established, large cap companies.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Flex Cap Growth Fund covers the period ended October 31, 2005.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Flex Cap Growth Fund - Class A posted a +7.54% cumulative total return. The Fund underperformed its narrow benchmark, the Russell 3000 Growth Index, which returned +8.04%, but outperformed the broad benchmark Standard & Poor's 500 Composite Index (S&P 500), which returned +5.26% for the same period.(1) The Fund also underperformed its peers in the Lipper Multi-Cap Growth Funds Classification Average, which returned +12.11%.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 16.

(1) Source: Standard & Poor's Micropal. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2) Source: Lipper Inc. The Lipper Multi-Cap Growth Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Cap Growth Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper Multi-Cap Growth Funds are defined as funds that normally invest in companies of any size, with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. For the six-month period ended 10/31/05, there were 432 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. The Fund's performance relative to the average may have differed if these or other factors had been considered.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 50.


                                                          Semiannual Report | 13

PORTFOLIO BREAKDOWN
Franklin Flex Cap Growth Fund
Based on Total Net Assets as of 10/31/05

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Electronic Technology*                          16.2%
Health Technology*                              16.0%
Finance                                         11.3%
Technology Services*                            10.7%
Health Services                                  8.7%
Energy Minerals                                  5.0%
Retail Trade                                     4.2%
Consumer Services                                4.1%
Industrial Services                              3.9%
Process Industries                               3.5%
Consumer Durables                                2.8%
Commercial Services                              2.4%
Transportation                                   2.1%
Consumer Non-Durables                            1.9%
Communications                                   1.9%
Other                                            1.3%
Short-Term Investments & Other Net Assets        4.0%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

INVESTMENT STRATEGY

We are research driven, fundamental investors pursuing a growth strategy. As "bottom-up" investors focusing primarily on individual securities, we seek companies that have identifiable drivers of future earnings growth and that we believe present a good trade-off between that potential earnings growth, business and financial risk and valuation. We believe that examples of identifiable drivers of future earnings growth are a particular product niche, proven technology, sound financial profits and records, strong management, and industry leadership. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis.

MANAGER'S DISCUSSION

Relative to the benchmark Russell 3000 Growth Index, our investments in the energy minerals sector provided the most positive contribution to Fund performance over the six-month reporting period, followed by the commercial services, technology services and health technology sectors. Even though our overweighted position in the energy minerals sector relative to the index had a positive effect due to strong returns within the group, our stock selection had a slightly negative effect. Major coal producer Peabody Energy was a standout, returning more than 79%. Among oil and gas production companies, our investment in onshore/offshore oil and gas explorer and producer Apache rose more than 13% but lagged the sector's overall returns.

In terms of the commercial services, technology services and health technology sectors, our stock selection contributed favorably to Fund performance. In commercial services, our holdings in Moody's, a major credit rating and other financial information publisher, rose almost 30% for the six months under review, while professional staffing provider Robert Half International was up more than 49%. Within technology services, the strongest contributing stock was Google, the popular Internet search engine provider, which appreciated more than 69% for the period. Smaller positions in payroll accounting firm Paychex and Fair Isaac, a leading developer of consumer credit scoring systems, also contributed positively; both stocks appreciated about 27% this reporting period. We also initiated a new position in Autodesk, the computer-aided design software provider and creator of AutoCAD, which is anticipated to continue to benefit from the transition to its new 3-D rendering software. Within health technology, our overweighted biotechnology allocation relative to the index contributed to the Fund's relative performance. Here, biotech bellwether Amgen, the Fund's largest position at period-end, rose almost 30% in value, and Genentech appreciated almost 28%.


14 | Semiannual Report

The Fund's most significant laggard, in terms of contribution to return relative to the index, was the retail trade sector. The retail group in general suffered from rising interest rates and oil prices, both of which pinched consumers' retail budgets. In terms of stock selection, the finance sector had the greatest negative relative effect, largely due to the adverse impact of rising interest rates. Specifically, our positions within mortgage-related companies were hurt the most. For example, Countrywide Financial's stock had a -11% return, Golden West posted a -6% return and Wells Fargo was up roughly 2% for the period.

The Fund's investments in the electronic technology and consumer services sectors lagged those sectors' returns within the index. Within electronic technology, our stock selection in the semiconductor industry had the greatest negative effect, as industry leaders such as Intel and Linear Technology continued to show lackluster results with returns of less than 1% and -7% for the six months ended October 31, 2005. Also, our small position in Vitesse Semiconductor continued to lag its industry peers, and the company's share price fell almost 21%. Within consumer services, although our slightly underweighted allocation helped the Fund's relative performance, our stock selection had a modestly negative relative effect.

Thank you for your continued participation in Franklin Flex Cap Growth Fund. We look forward to serving your future investment needs.


                        /s/ Conrad B. Herrmann

[PHOTO OMITTED]         Conrad B. Herrmann, CFA
                        Portfolio Manager
                        Franklin Flex Cap Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS
Franklin Flex Cap Growth Fund
10/31/05

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Amgen Inc.                                                                  2.6%
 HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
VCA Antech Inc.                                                             2.0%
 HEALTH SERVICES
--------------------------------------------------------------------------------
Apache Corp.                                                                1.9%
 ENERGY MINERALS
--------------------------------------------------------------------------------
Varian Medical Systems Inc.                                                 1.9%
 HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Google Inc., A                                                              1.9%
 TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
Yahoo! Inc.                                                                 1.8%
 TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
Expeditors International of
Washington Inc.                                                             1.8%
 TRANSPORTATION
--------------------------------------------------------------------------------
Apple Computer Inc.                                                         1.7%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Express Scripts Inc.                                                        1.7%
 HEALTH SERVICES
--------------------------------------------------------------------------------
St. Jude Medical Inc.                                                       1.6%
 HEALTH TECHNOLOGY
--------------------------------------------------------------------------------


                                                          Semiannual Report | 15

PERFORMANCE SUMMARY AS OF 10/31/05

FRANKLIN FLEX CAP GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FKCGX)                CHANGE          10/31/05         4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                  +$2.66            $37.92          $35.26
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FKCBX)                CHANGE          10/31/05         4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                  +$2.40            $35.99          $33.59
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FCIIX)                CHANGE          10/31/05         4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                  +$2.40            $36.06          $33.66
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FRCGX)                CHANGE          10/31/05         4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                  +$2.59            $37.57          $34.98
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FKCAX)          CHANGE          10/31/05         4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                  +$2.71            $38.03          $35.32
--------------------------------------------------------------------------------


16 | Semiannual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------------------------------------
CLASS A                                         6-MONTH             1-YEAR            5-YEAR          10-YEAR
----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                       +7.54%             +8.40%           -24.19%         +185.86%
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                   +1.36%             +2.18%            -6.50%          +10.42%
----------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                  $10,136            $10,218            $7,146          $26,949
----------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                                 +6.17%            -7.90%          +10.61%
----------------------------------------------------------------------------------------------------------------------
CLASS B                                         6-MONTH             1-YEAR            5-YEAR     INCEPTION (1/1/99)
----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                       +7.15%             +7.59%           -26.95%          +57.91%
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                   +3.15%             +3.59%            -6.44%           +6.91%
----------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                  $10,315            $10,359            $7,168          $15,791
----------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                                 +7.83%            -7.84%           +7.27%
----------------------------------------------------------------------------------------------------------------------
CLASS C                                         6-MONTH             1-YEAR            5-YEAR     INCEPTION (9/3/96)
----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                       +7.13%             +7.58%           -26.99%         +130.58%
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                   +6.13%             +6.58%            -6.10%           +9.55%
----------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                  $10,613            $10,658            $7,301          $23,058
----------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                                +10.84%            -7.50%           +9.84%
----------------------------------------------------------------------------------------------------------------------
CLASS R                                         6-MONTH             1-YEAR            3-YEAR     INCEPTION (1/1/02)
----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                       +7.40%             +8.12%           +56.80%          +18.00%
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                   +6.40%             +7.12%           +16.18%           +4.42%
----------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                  $10,640            $10,712           $15,680          $11,800
----------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                                +11.39%           +18.87%           +4.97%
----------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS(5)                                6-MONTH             1-YEAR            5-YEAR          10-YEAR
----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                       +7.67%             +8.66%           -23.97%         +186.69%
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                   +7.67%             +8.66%            -5.33%          +11.11%
----------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                  $10,767            $10,866            $7,603          $28,669
----------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                                +12.95%            -6.75%          +11.30%
----------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 17

ENDNOTES

THE FUND IS NONDIVERSIFIED, WHICH MEANS IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN THE SECURITIES OF ONE ISSUER THAN A DIVERSIFIED FUND. THE FUND MAY INVEST A SUBSTANTIAL PORTION OF ITS ASSETS IN SECURITIES LINKED TO THE STATE OF CALIFORNIA, WHICH INVOLVES INCREASED VOLATILITY ASSOCIATED WITH ECONOMIC OR REGULATORY DEVELOPMENTS IN THE STATE. SMALLER, NEWER OR UNSEASONED COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS, AND THEIR PROSPECTS FOR GROWTH ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND ALSO INVESTS IN TECHNOLOGY STOCKS, WHICH CAN BE HIGHLY VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5) Effective 8/2/04, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/2/04, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/1/04, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 8/2/04 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +14.03% and +11.11%.


18 | Semiannual Report

YOUR FUND'S EXPENSES

FRANKLIN FLEX CAP GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 19

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------------
                                                BEGINNING ACCOUNT      ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                          VALUE 4/30/05         VALUE 10/31/05     PERIOD* 4/30/05-10/31/05
---------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000              $1,075.40                $4.86
---------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000              $1,020.52                $4.74
---------------------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000              $1,071.50                $8.77
---------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000              $1,016.74                $8.54
---------------------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000              $1,071.30                $8.77
---------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000              $1,016.74                $8.54
---------------------------------------------------------------------------------------------------------------------
CLASS R
---------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000              $1,074.00                $6.17
---------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000              $1,019.26                $6.01
---------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000              $1,076.70                $3.56
---------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000              $1,021.78                $3.47
---------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.93%; B: 1.68%; C: 1.68%; R: 1.18%; and Advisor: 0.68%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


20 | Semiannual Report

FRANKLIN SMALL CAP GROWTH FUND II

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small Cap Growth Fund II seeks long-term capital growth by investing at least 80% of its net assets in equity securities of small-capitalization companies with market capitalizations not exceeding that of the highest market capitalization in the Russell 2000(R) Index or $1.5 billion, whichever is greater, at the time of purchase.(1)

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Small Cap Growth Fund II covers the period ended October 31, 2005.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Small Cap Growth Fund II - Class A posted a +9.50% cumulative total return. The Fund underperformed its narrow benchmark, the Russell 2000 Growth Index, which returned +13.15%, but outperformed its broad benchmark, the Standard & Poor's 500 Composite Index (S&P
500), which returned +5.26% for the same period.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 24.

(1) The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index.

(2) Source: Standard & Poor's Micropal. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 59.


                                                          Semiannual Report | 21

PORTFOLIO BREAKDOWN
Franklin Small Cap Growth Fund II
Based on Total Net Assets as of 10/31/05

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Electronic Technology*                           19.0%
Technology Services*                             10.7%
Health Technology*                               10.2%
Finance                                          10.0%
Consumer Services                                 8.2%
Health Services                                   6.9%
Producer Manufacturing                            5.8%
Industrial Services                               5.7%
Process Industries                                4.8%
Transportation                                    4.3%
Commercial Services                               3.0%
Retail Trade                                      2.9%
Real Estate Investment Trusts                     2.3%
Energy Minerals                                   1.9%
Consumer Durables                                 1.8%
Other                                             1.6%
Short-Term Investments & Other Net Assets         0.9%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

INVESTMENT STRATEGY

We are research driven, fundamental investors pursuing a growth strategy. As "bottom-up" investors focusing primarily on individual securities, we choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, strong management and industry leadership are all factors we believe may contribute to strong growth potential.

MANAGER'S DISCUSSION

During the six months under review, our stock selection in the transportation sector, especially among companies in the trucking industry, supported strong relative performance for the Fund compared with the benchmark Russell 2000 Growth Index. Stock selection in the commercial services sector also provided a boost to the Fund's relative returns. Within commercial services, our holding in Internet marketing firm ValueClick performed the best and posted a total return of almost 69% for the reporting period. Our stock selection in energy minerals, particularly among oil and gas production, also contributed to the Fund's results.

Detractors from performance included an overweighted allocation compared with the benchmark Russell 2000 Growth Index and poor stock selection in the electronic technology sector. Specifically, our semiconductor positions performed worse than the index's semiconductor companies. Similarly, the Fund's results were hindered by an overweighted position and poor stock selection in the process industries sector. In our health technology sector investments, stock selection, particularly among biotechnology stocks, detracted from the Fund's relative performance.


22 | Semiannual Report

Thank you for your continued participation in Franklin Small Cap Growth Fund II. We look forward to serving your future investment needs.


                     /s/ Michael P. McCarthy
[PHOTO OMITTED]
                     Michael P. McCarthy, CFA
                     Portfolio Manager
                     Franklin Small Cap Growth Fund II

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS
Franklin Small Cap Growth Fund II
10/31/05

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Cal Dive International Inc.                                                 2.2%
 INDUSTRIAL SERVICES
--------------------------------------------------------------------------------
Flowserve Corp.                                                             1.6%
 PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Forward Air Corp.                                                           1.6%
 TRANSPORTATION
--------------------------------------------------------------------------------
Silicon Laboratories Inc.                                                   1.5%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Varian Semiconductor Equipment
Associates Inc.                                                             1.5%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Superior Energy Services Inc.                                               1.3%
 INDUSTRIAL SERVICES
--------------------------------------------------------------------------------
FMC Corp.                                                                   1.3%
 PROCESS INDUSTRIES
--------------------------------------------------------------------------------
Penn National Gaming Inc.                                                   1.3%
 CONSUMER SERVICES
--------------------------------------------------------------------------------
Global Payments Inc.                                                        1.2%
 TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
ViaSat Inc.                                                                 1.2%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------


                                                          Semiannual Report | 23

PERFORMANCE SUMMARY AS OF 10/31/05

FRANKLIN SMALL CAP GROWTH FUND II

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FSGRX)                 CHANGE          10/31/05        4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$1.01            $11.64         $10.63
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FBSGX)                 CHANGE          10/31/05        4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.94            $11.20         $10.26
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FCSGX)                 CHANGE          10/31/05        4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.94            $11.21         $10.27
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FSSRX)                 CHANGE          10/31/05        4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.99            $11.53         $10.54
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FSSAX)           CHANGE          10/31/05        4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$1.05            $11.84         $10.79
--------------------------------------------------------------------------------


24 | Semiannual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------------------------
CLASS A                                          6-MONTH          1-YEAR          5-YEAR          INCEPTION (5/1/00)
Cumulative Total Return(1)                        +9.50%          +7.48%          -0.34%                +16.40%
-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                    +3.19%          +1.31%          -1.24%                 +1.70%
-----------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                   $10,319         $10,131          $9,395                $10,971
-----------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                               +7.86%          -1.58%                 +2.63%
-----------------------------------------------------------------------------------------------------------------------
CLASS B                                          6-MONTH          1-YEAR          5-YEAR          INCEPTION (5/1/00)
-----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +9.16%          +6.67%          -3.78%                +12.00%
-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                    +5.16%          +2.67%          -1.17%                 +1.92%
-----------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                   $10,516         $10,267          $9,430                $11,100
-----------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                               +9.53%          -1.52%                 +2.86%
-----------------------------------------------------------------------------------------------------------------------
CLASS C                                          6-MONTH          1-YEAR          5-YEAR          INCEPTION (5/1/00)
-----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +9.15%          +6.76%          -3.78%                +12.10%
-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                    +8.15%          +5.76%          -0.77%                 +2.10%
-----------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                   $10,815         $10,576          $9,622                $11,210
-----------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                              +12.51%          -1.10%                 +3.04%
-----------------------------------------------------------------------------------------------------------------------
CLASS R                                          6-MONTH         1-YEAR           3-YEAR          INCEPTION (1/1/02)
-----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +9.39%          +7.26%         +65.66%                +16.70%
-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                    +8.39%          +6.26%         +18.32%                 +4.12%
-----------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                   $10,839         $10,626         $16,566                $11,670
-----------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                              +13.06%         +23.81%                 +5.54%
-----------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS                                    6-MONTH          1-YEAR          5-YEAR          INCEPTION (5/1/00)
-----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +9.73%          +7.83%          +1.11%                +18.40%
-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                    +9.73%          +7.83%          +0.22%                 +3.12%
-----------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                   $10,973         $10,783         $10,111                $11,840
-----------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                              +14.69%          -0.13%                 +4.07%
-----------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 25

ENDNOTES

SMALLER OR RELATIVELY NEW COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS AND THEIR GROWTH PROSPECTS ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND IS INTENDED FOR LONG-TERM INVESTORS WHO ARE COMFORTABLE WITH SHORT-TERM FLUCTUATIONS IN SHARE PRICE. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


26 | Semiannual Report

YOUR FUND'S EXPENSES

FRANKLIN SMALL CAP GROWTH FUND II

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 27

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT     ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                       VALUE 4/30/05       VALUE 10/31/05     PERIOD* 4/30/05-10/31/05
--------------------------------------------------------------------------------------------------------------
Actual                                            $1,000             $1,095.00                $ 6.18
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000             $1,019.31                $ 5.96
--------------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------------
Actual                                            $1,000             $1,091.60                $10.17
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000             $1,015.53                $ 9.80
--------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------
Actual                                            $1,000             $1,091.50                $10.17
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000             $1,015.48                $ 9.80
--------------------------------------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------------------------------------
Actual                                            $1,000             $1,093.90                $ 7.55
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000             $1,018.00                $ 7.27
--------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------
Actual                                            $1,000             $1,097.30                $ 4.92
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000             $1,020.52                $ 4.74
--------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.17%; B: 1.93%; C: 1.93%; R: 1.43%; and Advisor: 0.93%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


28 | Semiannual Report

FRANKLIN SMALL-MID CAP GROWTH FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small-Mid Cap Growth Fund seeks long-term capital growth by investing at least 80% of its net assets in equity securities of small and midsize companies. The Fund defines small-cap companies as those having market values less than $1.5 billion or the highest market cap value in the Russell 2000 Index, whichever is greater, at the time of purchase.(1) Mid-cap companies are those with market cap values not exceeding $8.5 billion.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Small-Mid Cap Growth Fund's semiannual report covering the period ended October 31, 2005.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Small-Mid Cap Growth Fund - Class A posted a +14.28% cumulative total return. The Fund outperformed its benchmarks, the Russell Midcap(R) Growth Index and the Standard & Poor's 500 Composite Index (S&P 500), which posted +11.37% and +5.26% total returns for the same period.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 32.

(1) The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index.

(2) Source: Standard & Poor's Micropal. The Russell Midcap Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 69.


                                                          Semiannual Report | 29

PORTFOLIO BREAKDOWN
Franklin Small-Mid Cap Growth Fund
Based on Total Net Assets as of 10/31/05

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Electronic Technology*                                17.6%
Health Technology*                                    12.7%
Technology Services*                                   9.5%
Finance                                                9.2%
Health Services                                        7.5%
Producer Manufacturing                                 6.1%
Energy Minerals                                        4.9%
Retail Trade                                           4.7%
Commercial Services                                    4.3%
Consumer Services                                      3.7%
Process Industries                                     3.6%
Industrial Services                                    3.4%
Consumer Durables                                      3.4%
Transportation                                         2.6%
Consumer Non-Durables                                  1.6%
Communications                                         1.0%
Short-Term Investments & Other Net Assets              4.2%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

INVESTMENT STRATEGY

We are research driven, fundamental investors pursuing a growth strategy. As "bottom-up" investors focusing primarily on individual securities, we choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, strong management and industry leadership are all factors we believe may contribute to strong growth potential.

MANAGER'S DISCUSSION

During the six months under review, small- and mid-capitalization growth companies, as represented by the Russell 2000 Growth Index and Russell Midcap Growth Index, outperformed large capitalization growth companies, as represented by the Russell 1000(R) Growth Index.(3)

The Fund benefited from strong stock selection in the consumer services, consumer non-durables and health services sectors relative to the benchmark Russell Midcap Growth Index. Furthermore, our underweighted allocation to the consumer services and consumer non-durables sectors compared with the index proved favorable to the Fund's relative performance. Within consumer services, the Fund's stake in the casino and gaming industry provided strong relative results mostly due to our underweighted position and slightly due to stock selection. Within consumer non-durables, our stock selection in the apparel and footwear industry had the greatest positive relative effect. Within the health services sector, our overweighting and stock selection in the managed health care industry provided the greatest positive effect relative to the index.

(3) The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted values. See footnote 2 for a description of the Russell Midcap Growth Index. The Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.


30 | Semiannual Report

Despite the Fund's solid results this reporting period, there were some factors that mitigated our outperformance of the Russell Midcap Growth Index. For example, our stocks in the technology services sector fared worse than the index's technology services stocks. Within technology services, information technology services industry holdings had the greatest drag on our relative performance due mostly to stock selection. Our overweighting in the process industries sector, and a lack of holdings in the non-energy minerals sector, also hindered relative returns somewhat. Within the process industries sector, our allocation to the agricultural commodities and milling industry, which is not an index component, was the major detriment compared with the index. Within the non-energy minerals sector, our lack of precious metals industry holdings had the greatest negative impact on the Fund's relative performance.

Thank you for your continued participation in Franklin Small-Mid Cap Growth Fund. We look forward to serving your future investment needs.


                        /s/ Edward B. Jamieson
[PHOTO OMITTED]
                        Edward B. Jamieson
                        Portfolio Manager
                        Franklin Small-Mid Cap Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS
Franklin Small-Mid Cap Growth Fund
10/31/05

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Chesapeake Energy Corp.                                                     2.1%
 ENERGY MINERALS
--------------------------------------------------------------------------------
National-Oilwell Varco Inc.                                                 2.0%
 INDUSTRIAL SERVICES
--------------------------------------------------------------------------------
Newfield Exploration Co.                                                    1.8%
 ENERGY MINERALS
--------------------------------------------------------------------------------
Cognizant Technology Solutions Corp., A                                     1.7%
 TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
Embraer-Empresa Brasileira de
Aeronautica SA, ADR (Brazil)                                                1.6%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Expeditors International of
Washington Inc.                                                             1.6%
 TRANSPORTATION
--------------------------------------------------------------------------------
Microchip Technology Inc.                                                   1.6%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Gentex Corp.                                                                1.5%
 PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Federated Investors Inc., B                                                 1.5%
 FINANCE
--------------------------------------------------------------------------------
Bunge Ltd.                                                                  1.4%
 PROCESS INDUSTRIES
--------------------------------------------------------------------------------


                                                          Semiannual Report | 31

PERFORMANCE SUMMARY AS OF 10/31/05

FRANKLIN SMALL-MID CAP GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRSGX)             CHANGE          10/31/05          4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)               +$4.47            $35.78           $31.31
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FBSMX)             CHANGE          10/31/05          4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)               +$4.24            $34.89           $30.65
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FRSIX)             CHANGE          10/31/05          4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)               +$4.13            $33.95           $29.82
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FSMRX)             CHANGE          10/31/05          4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)               +$4.38            $35.42           $31.04
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FSGAX)       CHANGE          10/31/05          4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)               +$4.57            $36.28           $31.71
--------------------------------------------------------------------------------


32 | Semiannual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-------------------------------------------------------------------------------------------------------------------------
CLASS A                                       6-MONTH            1-YEAR               5-YEAR             10-YEAR
-------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                    +14.28%           +14.42%              -22.34%            +149.06%
-------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                 +7.71%            +7.84%               -6.05%              +8.91%
-------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                $10,771           $10,784               $7,320             $23,476
-------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                             +14.26%               -7.12%              +8.73%
-------------------------------------------------------------------------------------------------------------------------
CLASS B                                       6-MONTH            1-YEAR               3-YEAR        INCEPTION (7/1/02)
-------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                    +13.83%           +13.57%              +60.86%             +43.40%
-------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                 +9.83%            +9.57%              +16.44%             +10.71%
-------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                $10,983           $10,957              $15,786             $14,040
-------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                             +16.30%              +20.72%             +11.84%
-------------------------------------------------------------------------------------------------------------------------
CLASS C                                       6-MONTH            1-YEAR               5-YEAR             10-YEAR
-------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                    +13.85%           +13.47%              -25.20%            +131.21%
-------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                +12.85%           +12.47%               -5.64%              +8.74%
-------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                $11,285           $11,247               $7,480             $23,121
-------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                             +19.23%               -6.72%              +8.71%
-------------------------------------------------------------------------------------------------------------------------
CLASS R                                       6-MONTH            1-YEAR               3-YEAR        INCEPTION (1/1/02)
-------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                    +14.11%           +14.11%              +63.23%             +13.67%
-------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                +13.11%           +13.11%              +17.74%              +3.40%
-------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                $11,311           $11,311              $16,323             $11,367
-------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                             +19.91%              +21.98%              +4.13%
-------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS(5)                              6-MONTH            1-YEAR               5-YEAR             10-YEAR
-------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                    +14.41%           +14.70%              -21.42%            +157.88%
-------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                +14.41%           +14.70%               -4.71%              +9.94%
-------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                $11,441           $11,470               $7,858             $25,788
-------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                             +21.54%               -5.79%              +9.75%
-------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 33

ENDNOTES

SMALL AND MIDSIZE COMPANY STOCKS CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. SMALLER OR RELATIVELY NEW COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS AND THEIR GROWTH PROSPECTS ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5) Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +94.38% and +7.82%.


34 | Semiannual Report

YOUR FUND'S EXPENSES

FRANKLIN SMALL-MID CAP GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 35

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT        ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                      VALUE 4/30/05          VALUE 10/31/05     PERIOD* 4/30/05-10/31/05
-----------------------------------------------------------------------------------------------------------------
Actual                                           $1,000                $1,142.80                  $5.29
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000                $1,020.27                  $4.99
-----------------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------------
Actual                                           $1,000                $1,138.30                  $9.32
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000                $1,016.48                  $8.79
-----------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------
Actual                                           $1,000                $1,138.50                  $9.33
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000                $1,016.48                  $8.79
-----------------------------------------------------------------------------------------------------------------
CLASS R
-----------------------------------------------------------------------------------------------------------------
Actual                                           $1,000                $1,141.10                  $6.64
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000                $1,019.00                  $6.26
-----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------
Actual                                           $1,000                $1,144.10                  $3.95
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000                $1,021.53                  $3.72
-----------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.98%; B: 1.73%; C: 1.73%; R: 1.23%; and Advisor: 0.73%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


36 | Semiannual Report

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

FRANKLIN AGGRESSIVE GROWTH FUND

                                                    ------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                    OCTOBER 31, 2005                       YEAR ENDED APRIL 30,
CLASS A                                               (UNAUDITED)         2005          2004        2003         2002         2001
                                                    ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ................    $ 13.33       $ 12.57       $  9.50     $ 12.39     $  15.30     $  25.22
                                                         -------------------------------------------------------------------------

Income from investment operations:

 Net investment income (loss)(a) ....................      (0.08)        (0.14)        (0.15)      (0.13)       (0.15)       (0.17)

 Net realized and unrealized gains (losses) .........       2.18          0.90          3.22       (2.76)       (2.76)       (9.74)
                                                         -------------------------------------------------------------------------
Total from investment operations ....................       2.10          0.76          3.07       (2.89)       (2.91)       (9.91)
                                                         -------------------------------------------------------------------------
Less distributions from net realized gains ..........         --            --            --          --           --        (0.01)
                                                         -------------------------------------------------------------------------
Redemption fees .....................................         --(c)         --(c)         --          --           --           --
                                                         -------------------------------------------------------------------------
Net asset value, end of period ......................    $ 15.43       $ 13.33       $ 12.57     $  9.50     $  12.39     $  15.30
                                                         =========================================================================

Total return(b) .....................................      15.75%         6.05%        32.32%     (23.33)%     (19.02)%     (39.31)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...................    $87,509       $80,611       $86,983     $67,934     $100,240     $127,678

Ratios to average net assets:

 Expenses ...........................................       1.48%(d)      1.51%         1.62%       1.80%        1.57%        1.35%

 Expenses net of waiver and payments
   by affiliate .....................................       1.48%(d)      1.51%         1.62%       1.80%        1.50%        1.25%

 Net investment income (loss) .......................      (1.10)%(d)    (1.05)%       (1.26)%     (1.35)%      (1.12)%      (0.77)%

Portfolio turnover rate .............................      94.29%       157.48%       114.66%      93.49%      120.87%      157.74%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


                     Semiannual Report | See notes to financial statements. | 37

FRANKLIN STRATEGIC SERIES

FRANKLIN AGGRESSIVE GROWTH FUND (CONTINUED)

                                                    ------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                    OCTOBER 31, 2005                        YEAR ENDED APRIL 30,
CLASS B                                                (UNAUDITED)         2005          2004        2003        2002        2001
                                                    ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............        $ 12.87        $ 12.22       $  9.30     $ 12.20     $ 15.17     $ 25.18
                                                         ------------------------------------------------------------------------

Income from investment operations:

 Net investment income (loss)(a) ................          (0.13)         (0.23)        (0.22)      (0.19)      (0.23)      (0.31)

 Net realized and unrealized gains (losses) .....           2.10           0.88          3.14       (2.71)      (2.74)      (9.69)
                                                         ------------------------------------------------------------------------
Total from investment operations ................           1.97           0.65          2.92       (2.90)      (2.97)     (10.00)
                                                         ------------------------------------------------------------------------
Less distributions from net realized gains ......             --             --            --          --          --       (0.01)
                                                         ------------------------------------------------------------------------
Redemption fees .................................             --(c)          --(c)         --          --          --          --
                                                         ------------------------------------------------------------------------
Net asset value, end of period ..................        $ 14.84        $ 12.87       $ 12.22     $  9.30     $ 12.20     $ 15.17
                                                         ========================================================================

Total return(b) .................................          15.31%          5.32%        31.40%     (23.77)%    (19.58)%    (39.73)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............        $17,048        $17,017       $18,059     $13,100     $20,259     $27,587

Ratios to average net assets:

 Expenses .......................................           2.21%(d)       2.21%         2.28%       2.47%       2.24%       2.00%

 Expenses net of waiver and payments
   by affiliate .................................           2.21%(d)       2.21%         2.28%       2.47%       2.17%       1.90%

 Net investment income (loss) ...................          (1.83)%(d)     (1.75)%       (1.92)%     (2.02)%     (1.78)%     (1.42)%

Portfolio turnover rate .........................          94.29%        157.48%       114.66%      93.49%     120.87%     157.74%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


38 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN AGGRESSIVE GROWTH FUND (CONTINUED)

                                                    -------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                    OCTOBER 31, 2005                         YEAR ENDED APRIL 30,
CLASS C                                                (UNAUDITED)        2005         2004         2003         2002         2001
                                                    -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............       $ 12.84       $ 12.19      $  9.28      $ 12.18      $ 15.14      $ 25.12
                                                         -------------------------------------------------------------------------

Income from investment operations:

 Net investment income (loss)(a) .................         (0.13)        (0.23)       (0.22)       (0.19)       (0.23)       (0.31)

 Net realized and unrealized gains (losses) ......          2.10          0.88         3.13        (2.71)       (2.73)       (9.66)
                                                         -------------------------------------------------------------------------
Total from investment operations .................          1.97          0.65         2.91        (2.90)       (2.96)       (9.97)
                                                         -------------------------------------------------------------------------
Less distributions from net realized gains .......            --            --           --           --           --        (0.01)
                                                         -------------------------------------------------------------------------
Redemption fees ..................................            --(c)         --(c)        --           --           --           --
                                                         -------------------------------------------------------------------------
Net asset value, end of period ...................       $ 14.81       $ 12.84      $ 12.19      $  9.28      $ 12.18      $ 15.14
                                                         =========================================================================

Total return(b) ..................................         15.34%         5.33%       31.36%      (23.81)%     (19.55)%     (39.71)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................       $25,784       $24,450      $30,054      $25,660      $40,877      $60,294

Ratios to average net assets:

 Expenses ........................................          2.21%(d)      2.22%        2.29%        2.48%        2.24%        1.99%

 Expenses net of waiver and payments
    by affiliate .................................          2.21%(d)      2.22%        2.29%        2.48%        2.17%        1.89%

 Net investment income (loss) ....................         (1.83)%(d)    (1.76)%      (1.93)%      (2.03)%      (1.77)%      (1.41)%

Portfolio turnover rate ..........................         94.29%       157.48%      114.66%       93.49%      120.87%      157.74%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


                     Semiannual Report | See notes to financial statements. | 39

FRANKLIN STRATEGIC SERIES

FRANKLIN AGGRESSIVE GROWTH FUND (CONTINUED)

                                                        ------------------------------------------------------------------------
                                                        SIX MONTHS ENDED
                                                        OCTOBER 31, 2005                      YEAR ENDED APRIL 30,
CLASS R                                                     (UNAUDITED)          2005          2004          2003        2002(e)
                                                        ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ................         $13.24          $ 12.51       $  9.47       $ 12.38       $ 13.75
                                                              -----------------------------------------------------------------

Income from investment operations:

 Net investment income (loss)(a) ....................          (0.10)           (0.17)        (0.17)        (0.14)        (0.06)

 Net realized and unrealized gains (losses) .........           2.17             0.90          3.21         (2.77)        (1.31)
                                                              -----------------------------------------------------------------
Total from investment operations ....................           2.07             0.73          3.04         (2.91)        (1.37)
                                                              -----------------------------------------------------------------
Redemption fees .....................................             --(c)            --(c)         --            --            --
                                                              -----------------------------------------------------------------
Net asset value, end of period ......................         $15.31          $ 13.24       $ 12.51       $  9.47       $ 12.38
                                                              =================================================================

Total return(b) .....................................          15.63%            5.84%        32.10%       (23.51)%       (9.96)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...................         $3,625          $ 3,041       $ 1,761       $   608       $    53

Ratios to average net assets:

 Expenses ...........................................           1.70%(d)         1.72%         1.79%         1.98%         1.75%(d)

 Net investment income (loss) .......................          (1.32)%(d)       (1.26)%       (1.43)%       (1.53)%       (1.48)%(d)

Portfolio turnover rate .............................          94.29%          157.48%       114.66%        93.49%       120.87%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   For the period January 1, 2002 (effective date) to April 30, 2002.


40 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN AGGRESSIVE GROWTH FUND (CONTINUED)

                                                   -------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                   OCTOBER 31, 2005                           YEAR ENDED APRIL 30,
ADVISOR CLASS                                         (UNAUDITED)          2005          2004        2003        2002         2001
                                                   -------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period .............      $ 13.58         $ 12.77       $  9.62     $ 12.51     $ 15.40      $ 25.31
                                                        --------------------------------------------------------------------------

Income from investment operations:

 Net investment income (loss)(a) .................        (0.06)          (0.10)        (0.11)      (0.10)      (0.10)       (0.09)

 Net realized and unrealized gains (losses) ......         2.22            0.91          3.26       (2.79)      (2.79)       (9.81)
                                                        --------------------------------------------------------------------------
Total from investment operations .................         2.16            0.81          3.15       (2.89)      (2.89)       (9.90)
                                                        --------------------------------------------------------------------------
Less distributions from net realized gains .......           --              --            --          --          --        (0.01)
                                                        --------------------------------------------------------------------------
Redemption fees ..................................           --(c)           --(c)         --          --          --           --
                                                        --------------------------------------------------------------------------
Net asset value, end of period ...................      $ 15.74         $ 13.58       $ 12.77     $  9.62     $ 12.51      $ 15.40
                                                        ==========================================================================

Total return(b) ..................................        15.91%           6.34%        32.74%     (23.10)%    (18.77)%     (39.13)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................      $26,491         $22,731       $22,374     $17,369     $10,839      $22,276

Ratios to average net assets:

 Expenses ........................................         1.22%(d)        1.22%         1.29%       1.48%       1.25%        1.00%

 Expenses net of waiver and payments
    by affiliate .................................         1.22%(d)        1.22%         1.29%       1.48%       1.18%        0.90%

 Net investment income (loss) ....................        (0.84)%(d)      (0.76)%       (0.93)%     (1.03)%     (0.77)%      (0.42)%

Portfolio turnover rate ..........................        94.29%         157.48%       114.66%      93.49%     120.87%      157.74%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


                     Semiannual Report | See notes to financial statements. | 41

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS, OCTOBER 31, 2005 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN AGGRESSIVE GROWTH FUND                                                                      SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 94.3%
   COMMERCIAL SERVICES 6.6%
(a)Concur Technologies Inc. ..................................................................          71,100         $     960,561
   Corporate Executive Board Co. .............................................................          29,300             2,421,352
(a)Getty Images Inc. .........................................................................          18,200             1,510,782
(a)Laureate Education Inc. ...................................................................          42,000             2,074,800
   Moody's Corp. .............................................................................          53,600             2,854,736
(a)Ultimate Software Group Inc. ..............................................................          47,100               800,229
                                                                                                                       -------------
                                                                                                                          10,622,460
                                                                                                                       -------------
   COMMUNICATIONS 3.2%
(a)NII Holdings Inc. .........................................................................          31,900             2,645,148
(a)West Corp. ................................................................................          62,800             2,477,460
                                                                                                                       -------------
                                                                                                                           5,122,608
                                                                                                                       -------------
   CONSUMER DURABLES 0.9%
   Harman International Industries Inc. ......................................................          14,900             1,487,914
                                                                                                                       -------------
   CONSUMER NON-DURABLES 1.3%
(a)Coach Inc. ................................................................................          65,000             2,091,700
                                                                                                                       -------------
   CONSUMER SERVICES 7.4%
(a)Apollo Group Inc., A ......................................................................          37,100             2,338,042
(a)eBay Inc. .................................................................................          30,900             1,223,640
(a)Pixar .....................................................................................          54,500             2,764,785
(a)Starbucks Corp. ...........................................................................         100,400             2,839,312
   Station Casinos Inc. ......................................................................          30,200             1,935,820
(a)XM Satellite Radio Holdings Inc., A .......................................................          23,200               668,856
                                                                                                                       -------------
                                                                                                                          11,770,455
                                                                                                                       -------------
   DISTRIBUTION SERVICES 0.6%
(a)MWI Veterinary Supply Inc. ................................................................          39,684               889,715
                                                                                                                       -------------
   ELECTRONIC TECHNOLOGY 21.6%
(a)Apple Computer Inc. .......................................................................          90,500             5,211,895
(a)Avocent Corp. .............................................................................          35,500             1,088,430
(a)Broadcom Corp., A .........................................................................          18,000               764,280
(a)Corning Inc. ..............................................................................         128,600             2,583,574
(a)Dell Inc. .................................................................................          82,600             2,633,288
(a)FormFactor Inc. ...........................................................................          46,800             1,152,216
   Harris Corp. ..............................................................................          68,600             2,819,460
(a)Marvell Technology Group Ltd. (Bermuda) ...................................................          62,600             2,905,266
   Microchip Technology Inc. .................................................................          42,400             1,279,208
(a)Microsemi Corp. ...........................................................................          95,400             2,210,418
(a)Network Appliance Inc. ....................................................................         182,800             5,001,408
   QUALCOMM Inc. .............................................................................          64,600             2,568,496
(a)Research in Motion Ltd. (Canada) ..........................................................          12,100               744,029
(a)Silicon Laboratories Inc. .................................................................          58,500             1,881,945
(a)Trimble Navigation Ltd. ...................................................................          37,200             1,073,964
(a)Varian Semiconductor Equipment Associates Inc. ............................................          18,300               692,106
                                                                                                                       -------------
                                                                                                                          34,609,983
                                                                                                                       -------------


42 | Semiannual Report

FRANKLIN STRATEGIC SERIES

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN AGGRESSIVE GROWTH FUND                                                                      SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   ENERGY MINERALS 1.7%
(a)Newfield Exploration Co. ..................................................................          24,400         $   1,106,052
   XTO Energy Inc. ...........................................................................          37,800             1,642,788
                                                                                                                       -------------
                                                                                                                           2,748,840
                                                                                                                       -------------
   FINANCE 4.3%
   BlackRock Inc., A .........................................................................          19,000             1,801,200
   Chicago Mercantile Exchange ...............................................................           8,700             3,176,805
   East West Bancorp Inc. ....................................................................          51,500             1,971,935
                                                                                                                       -------------
                                                                                                                           6,949,940
                                                                                                                       -------------
   HEALTH SERVICES 6.2%
(a)Caremark Rx Inc. ..........................................................................          47,700             2,499,480
(a)Psychiatric Solutions Inc. ................................................................          35,600             1,947,320
(a)Stericycle Inc. ...........................................................................          26,600             1,531,096
(a)United Surgical Partners International Inc. ...............................................          48,350             1,733,348
(a)WellPoint Inc. ............................................................................          30,700             2,292,676
                                                                                                                       -------------
                                                                                                                          10,003,920
                                                                                                                       -------------
   HEALTH TECHNOLOGY 12.9%
(a)Amgen Inc. ................................................................................          40,500             3,068,280
(a)Celgene Corp. .............................................................................          36,700             2,058,870
(a)Endo Pharmaceuticals Holdings Inc. ........................................................          59,100             1,590,972
(a)Genentech Inc. ............................................................................           8,900               806,340
(a)Illumina Inc. .............................................................................          53,800               837,666
(a)Intuitive Surgical Inc. ...................................................................          11,000               976,030
(a)IVAX Corp. ................................................................................          56,400             1,610,220
(a)Kyphon Inc. ...............................................................................          31,000             1,242,790
(a)Panacos Pharmaceuticals Inc. ..............................................................          38,300               302,570
(a)Respironics Inc. ..........................................................................          58,200             2,087,633
   Roche Holding AG, ADR (Switzerland) .......................................................          44,200             3,306,160
(a)St. Jude Medical Inc. .....................................................................          57,400             2,759,218
                                                                                                                       -------------
                                                                                                                          20,646,749
                                                                                                                       -------------
   INDUSTRIAL SERVICES 2.7%
(a)Bronco Drilling Co. Inc. ..................................................................          21,200               513,888
(a)Cal Dive International Inc. ...............................................................          33,400             2,055,436
(a)FMC Technologies Inc. .....................................................................          49,300             1,797,478
                                                                                                                       -------------
                                                                                                                           4,366,802
                                                                                                                       -------------
   PROCESS INDUSTRIES 1.0%
(a)Headwaters Inc. ...........................................................................          49,100             1,563,344
                                                                                                                       -------------
   PRODUCER MANUFACTURING 2.5%
(a)Evergreen Solar Inc. ......................................................................          46,300               381,975
(a)Gehl Co. ..................................................................................          35,900               824,623
   Oshkosh Truck Corp. .......................................................................          63,700             2,774,772
                                                                                                                       -------------
                                                                                                                           3,981,370
                                                                                                                       -------------


                                                          Semiannual Report | 43

FRANKLIN STRATEGIC SERIES

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN AGGRESSIVE GROWTH FUND                                                                     SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   RETAIL TRADE 5.4%
   Fastenal Co. ..............................................................................          17,100         $  1,199,223
   Lowe's Cos. Inc. ..........................................................................          38,700            2,351,799
(a)Urban Outfitters Inc. .....................................................................          65,800            1,864,114
   Whole Foods Market Inc. ...................................................................          14,000            2,017,820
(a)Zumiez Inc. ...............................................................................          37,700            1,287,078
                                                                                                                       ------------
                                                                                                                          8,720,034
                                                                                                                       ------------
   TECHNOLOGY SERVICES 13.9%
(a)Alliance Data Systems Corp. ...............................................................          36,300            1,290,828
   Autodesk Inc. .............................................................................          44,200            1,994,746
(a)Cognizant Technology Solutions Corp., A ...................................................         123,500            5,431,530
(a)Google Inc., A ............................................................................          14,100            5,247,174
(a)Neustar Inc., A ...........................................................................          73,600            2,252,160
(a)Salesforce.com Inc. .......................................................................          71,600            1,789,284
(a)SRA International Inc., A .................................................................          56,200            1,844,484
(a)Yahoo! Inc. ...............................................................................          67,800            2,506,566
                                                                                                                       ------------
                                                                                                                         22,356,772
                                                                                                                       ------------
   TRANSPORTATION 2.1%
   Expeditors International of Washington Inc. ...............................................          26,300            1,595,621
   Knight Transportation Inc. ................................................................          49,100            1,336,011
(a)Republic Airways Holdings Inc. ............................................................          26,700              416,521
                                                                                                                       ------------
                                                                                                                          3,348,153
                                                                                                                       ------------
   TOTAL COMMON STOCKS (COST $123,086,377) ...................................................                          151,280,759
                                                                                                                       ------------
   SHORT TERM INVESTMENT (COST $7,120,731) 4.4%
   MONEY FUND 4.4%
(b)Franklin Institutional Fiduciary Trust Money Market Portfolio .............................       7,120,731            7,120,731
                                                                                                                       ------------
   TOTAL INVESTMENTS (COST $130,207,108) 98.7% ...............................................                          158,401,490
   OTHER ASSETS, LESS LIABILITIES 1.3% .......................................................                            2,054,544
                                                                                                                       ------------
   NET ASSETS 100.0% .........................................................................                         $160,456,034
                                                                                                                       ============

See Selected Portfolio Abbreviations on page 75.

(a)   Non-income producing.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


44 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

FRANKLIN FLEX CAP GROWTH FUND

                                          ---------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                          OCTOBER 31, 2005                             YEAR ENDED APRIL 30,
CLASS A                                     (UNAUDITED)            2005           2004          2003          2002           2001
                                          ---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period ...    $    35.26       $    33.76     $    25.56    $    30.71    $    34.05     $    50.15
                                            -------------------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) .......         (0.02)           (0.10)         (0.09)        (0.08)        (0.09)            --

 Net realized and unrealized gains
   (losses) ............................          2.68             1.60           8.29         (5.07)        (3.25)        (13.47)
                                            -------------------------------------------------------------------------------------
Total from investment operations .......          2.66             1.50           8.20         (5.15)        (3.34)        (13.47)
                                            -------------------------------------------------------------------------------------
Less distributions from:

 Net investment income .................            --               --             --            --            --          (0.19)

 Net realized gains ....................            --               --             --            --            --          (2.44)
                                            -------------------------------------------------------------------------------------
Total distributions ....................            --               --             --            --            --          (2.63)
                                            -------------------------------------------------------------------------------------
Redemption fees ........................            --(c)            --(c)          --            --            --             --
                                            -------------------------------------------------------------------------------------
Net asset value, end of period .........    $    37.92       $    35.26     $    33.76    $    25.56    $    30.71     $    34.05
                                            =====================================================================================

Total return(b) ........................          7.54%            4.44%         32.08%       (16.77)%       (9.81)%       (27.84)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......    $1,823,312       $1,505,342     $1,456,685    $1,025,348    $1,398,753     $1,680,032

Ratios to average net assets:

 Expenses ..............................          0.93%(d)         0.96%          1.01%         1.07%         1.00%          0.88%

 Net investment income (loss) ..........         (0.13)%(d)       (0.29)%        (0.29)%       (0.31)%       (0.29)%           --

Portfolio turnover rate ................         32.76%           41.91%         39.92%        32.93%        48.55%         35.47%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


                     Semiannual Report | See notes to financial statements. | 45

FRANKLIN STRATEGIC SERIES

FRANKLIN FLEX CAP GROWTH FUND (CONTINUED)

                                                  -------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  OCTOBER 31, 2005                         YEAR ENDED APRIL 30,
CLASS B                                              (UNAUDITED)         2005          2004       2003          2002         2001
                                                  -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............     $  33.59       $  32.40      $  24.72    $ 29.92      $  33.43     $  49.64
                                                      ---------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) ................        (0.16)         (0.35)        (0.31)     (0.26)        (0.32)       (0.33)

 Net realized and unrealized gains (losses) .....         2.56           1.54          7.99      (4.94)        (3.19)      (13.25)
                                                      ---------------------------------------------------------------------------
Total from investment operations ................         2.40           1.19          7.68      (5.20)        (3.51)      (13.58)
                                                      ---------------------------------------------------------------------------
Less distributions from:

 Net investment income ..........................           --             --            --         --            --        (0.19)

 Net realized gains .............................           --             --            --         --            --        (2.44)
                                                      ---------------------------------------------------------------------------
Total distributions .............................           --             --            --         --            --        (2.63)
                                                      ---------------------------------------------------------------------------
Redemption fees .................................           --(c)          --(c)         --         --            --           --
                                                      ---------------------------------------------------------------------------
Net asset value, end of period ..................     $  35.99       $  33.59      $  32.40    $ 24.72      $  29.92     $  33.43
                                                      ===========================================================================

Total return(b) .................................         7.15%          3.67%        31.07%    (17.38)%      (10.50)%     (28.36)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............     $135,442       $136,052      $134,589    $92,632      $116,075     $119,847

Ratios to average net assets:

 Expenses .......................................         1.68%(d)       1.70%         1.76%      1.82%         1.75%        1.63%

 Net investment income (loss) ...................        (0.88)%(d)     (1.03)%       (1.04)%    (1.06)%       (1.05)%      (0.76)%

Portfolio turnover rate .........................        32.76%         41.91%        39.92%     32.93%        48.55%       35.47%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


46 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN FLEX CAP GROWTH FUND (CONTINUED)

                                                  --------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  OCTOBER 31, 2005                          YEAR ENDED APRIL 30,
CLASS C                                              (UNAUDITED)          2005          2004        2003         2002         2001
                                                  --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............     $  33.66        $  32.47     $  24.77     $  29.98     $  33.50     $  49.55
                                                      ----------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) ................        (0.16)          (0.35)       (0.31)       (0.26)       (0.32)       (0.34)

 Net realized and unrealized gains (losses) .....         2.56            1.54         8.01        (4.95)       (3.20)      (13.27)
                                                      ----------------------------------------------------------------------------
Total from investment operations ................         2.40            1.19         7.70        (5.21)       (3.52)      (13.61)
                                                      ----------------------------------------------------------------------------
Less distributions from net realized gains ......           --              --           --           --           --        (2.44)
                                                      ----------------------------------------------------------------------------
Redemption fees .................................           --(c)           --(c)        --           --           --           --
                                                      ----------------------------------------------------------------------------
Net asset value, end of period ..................     $  36.06        $  33.66     $  32.47     $  24.77     $  29.98     $  33.50
                                                      ============================================================================

Total return(b) .................................         7.13%           3.67%       31.09%      (17.38)%     (10.51)%     (28.39)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............     $332,536        $296,868     $298,114     $219,023     $299,840     $370,165

Ratios to average net assets:

 Expenses .......................................         1.68%(d)        1.71%        1.76%        1.82%        1.74%        1.63%

 Net investment income (loss) ...................        (0.88)%(d)      (1.04)%      (1.04)%      (1.06)%      (1.04)%      (0.74)%

Portfolio turnover rate .........................        32.76%          41.91%       39.92%       32.93%       48.55%       35.47%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


                     Semiannual Report | See notes to financial statements. | 47

FRANKLIN STRATEGIC SERIES

FRANKLIN FLEX CAP GROWTH FUND (CONTINUED)

                                                          ---------------------------------------------------------------------
                                                          SIX MONTHS ENDED
                                                          OCTOBER 31, 2005                  YEAR ENDED APRIL 30,
CLASS R                                                      (UNAUDITED)         2005          2004          2003       2002(e)
                                                          ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...................      $  34.98       $  33.57      $  25.49      $  30.68      $  31.84
                                                              -----------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) .......................         (0.07)         (0.19)        (0.18)        (0.16)        (0.12)

 Net realized and unrealized gains (losses) ............          2.66           1.60          8.26         (5.03)        (1.04)
                                                              -----------------------------------------------------------------
Total from investment operations .......................          2.59           1.41          8.08         (5.19)        (1.16)
                                                              -----------------------------------------------------------------
Redemption fees ........................................            --(c)          --(c)         --            --            --
                                                              -----------------------------------------------------------------
Net asset value, end of period .........................      $  37.57       $  34.98      $  33.57      $  25.49      $  30.68
                                                              =================================================================

Total return(b) ........................................          7.40%          4.20%        31.70%       (16.92)%       (3.64)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......................      $ 82,429       $ 69,103      $ 44,988      $ 15,123      $    443

Ratios to average net assets:

 Expenses ..............................................          1.18%(d)       1.21%         1.26%         1.32%         1.24%(d)

 Net investment income (loss) ..........................         (0.38)%(d)     (0.54)%       (0.54)%       (0.56)%       (1.21)%(d)

Portfolio turnover rate ................................         32.76%         41.91%        39.92%        32.93%        48.55%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   For the period January 1, 2002 (effective date) to April 30, 2002.


48 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN FLEX CAP GROWTH FUND (CONTINUED)

                                                                                      -----------------------------------
                                                                                      SIX MONTHS ENDED       PERIOD ENDED
                                                                                      OCTOBER 31, 2005          APRIL 30,
ADVISOR CLASS                                                                            (UNAUDITED)             2005(e)
                                                                                      -----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........................................           $  35.32               $ 33.35
                                                                                          ------------------------------
Income from investment operations:

 Net investment income (loss)(a) ..............................................               0.02                 (0.01)

 Net realized and unrealized gains (losses) ...................................               2.69                  1.98
                                                                                          ------------------------------
Total from investment operations ..............................................               2.71                  1.97
                                                                                          ------------------------------
Redemption fees ...............................................................                 --(c)                 --(c)
                                                                                          ------------------------------
Net asset value, end of period ................................................           $  38.03               $ 35.32
                                                                                          ==============================

Total return(b) ...............................................................               7.67%                 5.91%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............................................           $128,096               $71,193

Ratios to average net assets:

 Expenses .....................................................................               0.68%(d)              0.71%(d)

 Net investment income (loss) .................................................               0.12%(d)              (0.04)%(d)

Portfolio turnover rate .......................................................              32.76%                41.91%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   For the period August 2, 2004 (effective date) to April 30, 2005.


                     Semiannual Report | See notes to financial statements. | 49

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS, OCTOBER 31, 2005 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLEX CAP GROWTH FUND                                                                     SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS 95.4%
       COMMERCIAL SERVICES 2.4%
       Moody's Corp. ...........................................................................         700,000       $  37,282,000
       Robert Half International Inc. ..........................................................         629,300          23,208,584
                                                                                                                       -------------
                                                                                                                          60,490,584
                                                                                                                       -------------
       COMMUNICATIONS 1.9%
       America Movil SA de CV, L, ADR (Mexico) .................................................         950,000          24,937,500
    (a)NII Holdings Inc. .......................................................................         275,000          22,803,000
                                                                                                                       -------------
                                                                                                                          47,740,500
                                                                                                                       -------------
       CONSUMER DURABLES 2.8%
    (a)Activision Inc. .........................................................................       1,600,000          25,232,000
    (a)Electronic Arts Inc. ....................................................................         300,000          17,064,000
       Harman International Industries Inc. ....................................................         275,000          27,461,500
                                                                                                                       -------------
                                                                                                                          69,757,500
                                                                                                                       -------------
       CONSUMER NON-DURABLES 1.9%
       PepsiCo Inc. ............................................................................         419,500          24,784,060
       Procter & Gamble Co. ....................................................................         423,600          23,717,364
                                                                                                                       -------------
                                                                                                                          48,501,424
                                                                                                                       -------------
       CONSUMER SERVICES 4.1%
(a),(b)Apollo Group Inc., A ....................................................................         225,000          14,179,500
    (a)eBay Inc. ...............................................................................         850,000          33,660,000
    (a)Entravision Communications Corp. ........................................................       1,250,000          10,250,000
    (a)Global Cash Access LLC ..................................................................         103,600           1,452,472
(a),(b)Pixar ...................................................................................         450,000          22,828,500
(a),(b)XM Satellite Radio Holdings Inc., A .....................................................         650,000          18,739,500
                                                                                                                       -------------
                                                                                                                         101,109,972
                                                                                                                       -------------
       ELECTRONIC TECHNOLOGY 16.2%
    (a)Apple Computer Inc. .....................................................................         750,000          43,192,500
    (a)Cisco Systems Inc. ......................................................................       1,000,000          17,450,000
    (a)Dell Inc. ...............................................................................         850,000          27,098,000
       Harris Corp. ............................................................................         399,500          16,419,450
       Intel Corp. .............................................................................         700,000          16,450,000
       KLA-Tencor Corp. ........................................................................         340,900          15,780,261
       L-3 Communications Holdings Inc. ........................................................         200,000          15,564,000
    (a)Lam Research Corp. ......................................................................         839,000          28,307,860
       Linear Technology Corp. .................................................................         400,000          13,284,000
    (a)Marvell Technology Group Ltd. (Bermuda) .................................................         800,000          37,128,000
       Microchip Technology Inc. ...............................................................         850,000          25,644,500
    (a)Microsemi Corp. .........................................................................         750,000          17,377,500
       QUALCOMM Inc. ...........................................................................         850,000          33,796,000
       Rockwell Automation Inc. ................................................................         734,100          39,017,415
       Rockwell Collins Inc. ...................................................................         850,000          38,947,000
(a),(b)Vitesse Semiconductor Corp. .............................................................       4,500,000           7,425,000
       Xilinx Inc. .............................................................................         500,000          11,975,000
                                                                                                                       -------------
                                                                                                                         404,856,486
                                                                                                                       -------------


50 | Semiannual Report

FRANKLIN STRATEGIC SERIES

------------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLEX CAP GROWTH FUND                                                                    SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       ENERGY MINERALS 5.0%
       Apache Corp. ............................................................................         750,000       $  47,872,500
       ExxonMobil Corp. ........................................................................         550,000          30,877,000
       Peabody Energy Corp. ....................................................................         300,000          23,448,000
       XTO Energy Inc. .........................................................................         550,000          23,903,000
                                                                                                                       -------------
                                                                                                                         126,100,500
                                                                                                                       -------------
       FINANCE 11.3%
       Calamos Asset Management Inc., A ........................................................         600,000          14,574,000
(a),(b)CapitalSource Inc. ......................................................................       1,258,500          27,687,000
       Chicago Mercantile Exchange .............................................................          55,000          20,083,250
       City National Corp. .....................................................................         419,500          30,782,910
       Countrywide Financial Corp. .............................................................         399,998          12,707,936
    (a)E*TRADE Financial Corp. .................................................................       2,000,000          37,100,000
       Golden West Financial Corp. .............................................................         372,000          21,847,560
       National Financial Partners Corp. .......................................................         500,000          22,615,000
    (b)Nuveen Investments Inc. .................................................................         600,000          24,282,000
       The PMI Group Inc. ......................................................................         262,200          10,456,536
       ProLogis ................................................................................         220,411           9,477,673
       UCBH Holdings Inc. ......................................................................       1,048,800          18,249,120
       Wells Fargo & Co. .......................................................................         550,000          33,110,000
                                                                                                                       -------------
                                                                                                                         282,972,985
                                                                                                                       -------------
       HEALTH SERVICES 8.7%
    (a)Community Health Systems Inc. ...........................................................       1,050,000          38,965,500
    (a)Express Scripts Inc. ....................................................................         550,000          41,475,500
       Quest Diagnostics Inc. ..................................................................         419,500          19,594,845
    (a)Stericycle Inc. .........................................................................         500,000          28,780,000
    (a)United Surgical Partners International Inc. .............................................         300,000          10,755,000
    (a)VCA Antech Inc. .........................................................................       1,900,000          49,020,000
    (a)WellPoint Inc. ..........................................................................         400,000          29,872,000
                                                                                                                       -------------
                                                                                                                         218,462,845
                                                                                                                       -------------
       HEALTH TECHNOLOGY 15.4%
     (a)Amgen Inc. .............................................................................         850,000          64,396,000
    (b)Biomet Inc. .............................................................................         550,000          19,156,500
       Cooper Cos. Inc. ........................................................................         275,000          18,931,000
    (a)Endo Pharmaceuticals Holdings Inc. ......................................................          84,800           2,282,816
    (a)Genentech Inc. ..........................................................................         269,300          24,398,580
    (a)Gilead Sciences Inc. ....................................................................         550,000          25,987,500
    (a)Invitrogen Corp. ........................................................................         450,000          28,615,500
       Johnson & Johnson .......................................................................         629,300          39,406,766
    (a)Kinetic Concepts Inc. ...................................................................         200,000           7,180,000
(a),(b)Nuvelo Inc. .............................................................................         667,300           5,605,320
    (a)ResMed Inc. .............................................................................         900,000          34,317,000
    (a)St. Jude Medical Inc. ...................................................................         850,000          40,859,500
    (a)Varian Medical Systems Inc. .............................................................       1,048,800          47,783,328
    (a)Zimmer Holdings Inc. ....................................................................         400,000          25,508,000
                                                                                                                       -------------
                                                                                                                         384,427,810
                                                                                                                       -------------


                                                          Semiannual Report | 51

FRANKLIN STRATEGIC SERIES

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FLEX CAP GROWTH FUND                                                                        SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   INDUSTRIAL SERVICES 3.9%
(a)Cal Dive International Inc. ...........................................................              550,000       $   33,847,000
(a)Dresser-Rand Group Inc. ...............................................................              750,000           16,275,000
(a)Jacobs Engineering Group Inc. .........................................................              340,900           21,732,375
   Smith International Inc. ..............................................................              800,000           25,920,000
                                                                                                                      --------------
                                                                                                                          97,774,375
                                                                                                                      --------------
   PROCESS INDUSTRIES 3.5%
   Bunge Ltd. ............................................................................              297,300           15,441,762
   Ecolab Inc. ...........................................................................              524,400           17,347,152
(a)Headwaters Inc. .......................................................................              900,000           28,656,000
   Praxair Inc. ..........................................................................              500,000           24,705,000
                                                                                                                      --------------
                                                                                                                          86,149,914
                                                                                                                      --------------
   REAL ESTATE INVESTMENT TRUSTS 1.0%
   Alexandria Real Estate Equities Inc. ..................................................              312,300           25,249,455
                                                                                                                      --------------
   RETAIL TRADE 4.2%
   Big 5 Sporting Goods Corp. ............................................................              499,900           11,087,782
(a)Chico's FAS Inc. ......................................................................              524,400           20,734,776
   Lowe's Cos. Inc. ......................................................................              200,000           12,154,000
(a)Pacific Sunwear of California Inc. ....................................................              650,000           16,263,000
   Target Corp. ..........................................................................              250,000           13,922,500
   Walgreen Co. ..........................................................................              650,000           29,529,500
                                                                                                                      --------------
                                                                                                                         103,691,558
                                                                                                                      --------------
   TECHNOLOGY SERVICES 10.7%
(b)Adobe Systems Inc. ....................................................................              300,000            9,675,000
   Autodesk Inc. .........................................................................              700,000           31,591,000
(a)Cognizant Technology Solutions Corp., A ...............................................              681,700           29,981,166
(a)Cognos Inc. (Canada) ..................................................................              450,000           16,888,500
   Fair Isaac Corp. ......................................................................              400,000           16,704,000
   First Data Corp. ......................................................................              250,000           10,112,500
(a)Google Inc., A ........................................................................              125,000           46,517,500
   Infosys Technologies Ltd., ADR (India) ................................................              325,000           22,100,000
   Microsoft Corp. .......................................................................              700,000           17,990,000
   Paychex Inc. ..........................................................................              524,400           20,325,744
(a)Yahoo! Inc. ...........................................................................            1,250,000           46,212,500
                                                                                                                      --------------
                                                                                                                         268,097,910
                                                                                                                      --------------
   TRANSPORTATION 2.1%
   C.H. Robinson Worldwide Inc. ..........................................................              237,000            8,356,620
   Expeditors International of Washington Inc. ...........................................              734,100           44,537,847
                                                                                                                      --------------
                                                                                                                          52,894,467
                                                                                                                      --------------
   UTILITIES 0.3%
   American States Water Co. .............................................................              262,200            8,217,348
                                                                                                                      --------------
   TOTAL COMMON STOCKS (COST $1,845,525,718) .............................................                             2,386,495,633
                                                                                                                      --------------


52 | Semiannual Report

FRANKLIN STRATEGIC SERIES

-----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN FLEX CAP GROWTH FUND                                                                      SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       CONVERTIBLE PREFERRED STOCKS 0.6%
       ELECTRONIC TECHNOLOGY 0.0%
(a),(c)Anda Networks, cvt. pfd., D ................................................................       145,772   $            --
(a),(c)Kestrel Solutions, cvt. pfd., D ............................................................       124,712                --
                                                                                                                    ---------------
                                                                                                                                 --
                                                                                                                    ---------------
       HEALTH TECHNOLOGY 0.6%
(a),(c)Fibrogen Inc., cvt. pfd., E ................................................................     2,227,171        10,133,628
(a),(c)Masimo Corp., cvt. pfd., F .................................................................       772,727         4,249,999
                                                                                                                    ---------------
                                                                                                                         14,383,627
                                                                                                                    ---------------
       TOTAL CONVERTIBLE PREFERRED STOCKS (COST $22,124,992) ......................................                      14,383,627
                                                                                                                    ---------------
       TOTAL LONG TERM INVESTMENTS (COST $1,867,650,710) ..........................................                   2,400,879,260
                                                                                                                    ---------------
       SHORT TERM INVESTMENTS 4.6%
       MONEY FUND (COST $68,421,431) 2.7%
    (d)Franklin Institutional Fiduciary Trust Money Market Portfolio ..............................    68,421,431        68,421,431
                                                                                                                    ---------------


                                                                                                   ----------------
                                                                                                   PRINCIPAL AMOUNT
                                                                                                   ----------------
       REPURCHASE AGREEMENTS 1.9%
(e),(f)Banc of America Securities LLC, 4.04%, 11/01/05 (Maturity Value $8,000,898)
        Collateralized by U.S. Goverment Agency Securities, 5.00%, 6/01/35 ........................   $ 8,000,000         8,000,000
(e),(f)Bear, Stearns & Co. Inc., 4.02%, 11/01/05 (Maturity Value $8,000,893)
        Collateralized by U.S. Government Agency Securities, 1.875 - 8.25%, 2/15/06 - 9/11/28;
         (g)U.S. Government Agency Discount Notes, 11/29/05 - 1/19/06 .............................     8,000,000         8,000,000
(e),(f)Citigroup Global Markets Inc., 4.03%, 11/01/05, (Maturity Value $8,000,896)
        Collateralized by U.S. Government Agency Securities, 0.875 - 13.25%, 11/07/05 - 8/06/38;
         (g)U.S. Government Agency Discount Notes, 11/01/05 - 5/15/30 .............................     8,000,000         8,000,000
(e),(f)Deutsche Bank Securities Inc., 4.03%, 11/01/05 (Maturity Value $8,000,896)
        Collateralized by U.S. Government Agency Securities, 3.647 - 7.00%, 4/25/17 - 10/25/35 ....     8,000,000         8,000,000
(e),(f)J. P. Morgan Securities Inc., 4.02%, 11/01/05 (Maturity Value $8,000,893)
        Collateralized by U.S. Goverment Agency Securities, 1.66 - 8.875%, 12/15/05 - 7/15/32;
         (g)U.S. Government Agency Discount Notes, 11/24/14 - 12/11/25 ............................     8,000,000         8,000,000
(e),(f)Morgan Stanley & Co. Inc., 4.04%, 11/01/05 (Maturity Value $8,028,901)
        Collateralized by U.S. Goverment Agency Securities, 5.00 - 6.00%, 8/01/33 - 7/01/35 .......     8,028,000         8,028,000
                                                                                                                    ---------------
       TOTAL REPURCHASE AGREEMENTS (COST $48,028,000) .............................................                      48,028,000
                                                                                                                    ---------------
       TOTAL INVESTMENTS (COST $1,984,100,141) 100.6% .............................................                   2,517,328,691
       OTHER ASSETS, LESS LIABILITIES (0.6)% ......................................................                     (15,514,444)
                                                                                                                    ---------------
       NET ASSETS 100.0% ..........................................................................                 $ 2,501,814,247
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 75.

(a)   Non-income producing.

(b)   A portion or all of the security is on loan as of October 31, 2005. See
      Note 1(e).

(c)   See Note 8 regarding restricted and illiquid securities.

(d) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

(e)   See Note 1(c) regarding repurchase agreements.

(f) Investments from cash collateral received for loaned securities. See Note 1(e).

(g) A portion or all of the security is traded on a discount basis with no stated coupon rate.


                     Semiannual Report | See notes to financial statements. | 53

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL CAP GROWTH FUND II

                                                ----------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                OCTOBER 31, 2005                           YEAR ENDED APRIL 30,
CLASS A                                            (UNAUDITED)          2005         2004         2003           2002         2001
                                                ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............   $  10.63        $  10.55     $   7.46     $   9.79     $    10.27     $  10.00
                                                    ------------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) ................      (0.04)          (0.09)       (0.07)       (0.06)         (0.06)       (0.04)

 Net realized and unrealized gains (losses) .....       1.05            0.17         3.16        (2.27)         (0.42)        0.31
                                                    ------------------------------------------------------------------------------
Total from investment operations ................       1.01            0.08         3.09        (2.33)         (0.48)        0.27
                                                    ------------------------------------------------------------------------------
Redemption fees .................................         --(c)           --(c)        --           --             --           --
                                                    ------------------------------------------------------------------------------
Net asset value, end of period ..................   $  11.64        $  10.63     $  10.55     $   7.46     $     9.79     $  10.27
                                                    ==============================================================================

Total return(b) .................................       9.50%           0.76%       41.42%      (23.80)%        (4.67)%       2.70%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............   $618,759        $765,216     $908,599     $696,642     $1,076,341     $456,452

Ratios to average net assets:

 Expenses .......................................       1.17%(d)        1.15%        1.08%        1.32%          1.21%        1.32%

 Net investment income (loss) ...................      (0.73)%(d)      (0.84)%      (0.70)%      (0.76)%        (0.63)%      (0.36)%

Portfolio turnover rate .........................      18.62%          46.35%       47.08%       34.99%         41.31%       74.97%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


54 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN SMALL CAP GROWTH FUND II (CONTINUED)

                                                   -------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                   OCTOBER 31, 2005                           YEAR ENDED APRIL 30,
CLASS B                                               (UNAUDITED)          2005         2004        2003         2002         2001
                                                   -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............    $  10.26        $  10.27     $   7.33     $  9.66     $  10.20     $  10.00
                                                       ---------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) ..................       (0.08)          (0.17)       (0.15)      (0.10)       (0.12)       (0.11)

 Net realized and unrealized gains (losses) .......        1.02            0.16         3.09       (2.23)       (0.42)        0.31
                                                       ---------------------------------------------------------------------------
Total from investment operations ..................        0.94           (0.01)        2.94       (2.33)       (0.54)        0.20
                                                       ---------------------------------------------------------------------------
Redemption fees ...................................          --(c)           --(c)        --          --           --           --
                                                       ---------------------------------------------------------------------------
Net asset value, end of period ....................    $  11.20        $  10.26     $  10.27     $  7.33     $   9.66     $  10.20
                                                       ===========================================================================

Total return(b) ...................................        9.16%          (0.10)%      40.11%     (24.12)%      (5.29)%       2.00%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................    $104,035        $105,070     $122,004     $96,077     $145,217     $104,640

Ratios to average net assets:

 Expenses .........................................        1.93%(d)        1.91%        1.92%       1.97%        1.86%        1.97%

 Net investment income (loss) .....................       (1.49)%(d)      (1.60)%      (1.54)%     (1.41)%      (1.26)%      (1.03)%

Portfolio turnover rate ...........................       18.62%          46.35%       47.08%      34.99%       41.31%       74.97%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


                     Semiannual Report | See notes to financial statements. | 55

FRANKLIN STRATEGIC SERIES

FRANKLIN SMALL CAP GROWTH FUND II (CONTINUED)

                                                  --------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  OCTOBER 31, 2005                         YEAR ENDED APRIL 30,
CLASS C                                              (UNAUDITED)          2005         2004         2003         2002         2001
                                                  --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............    $  10.27        $  10.27     $   7.33     $   9.67     $  10.21     $  10.00
                                                      ----------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) .................       (0.08)          (0.17)       (0.15)       (0.10)       (0.12)       (0.11)

 Net realized and unrealized gains (losses) ......        1.02            0.17         3.09        (2.24)       (0.42)        0.32
                                                      ----------------------------------------------------------------------------
Total from investment operations .................        0.94              --         2.94        (2.34)       (0.54)        0.21
                                                      ----------------------------------------------------------------------------
Redemption fees ..................................          --(c)           --(c)        --           --           --           --
                                                      ----------------------------------------------------------------------------
Net asset value, end of period ...................    $  11.21        $  10.27     $  10.27     $   7.33     $   9.67     $  10.21
                                                      ============================================================================

Total return(b) ..................................        9.15%             --%       40.11%      (24.20)%      (5.29)%       2.10%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................    $161,152        $164,117     $200,037     $163,466     $249,188     $158,053

Ratios to average net assets:

 Expenses ........................................        1.93%(d)        1.91%        1.92%        1.97%        1.86%        1.97%

 Net investment income (loss) ....................       (1.49)%(d)      (1.60)%      (1.54)%      (1.41)%      (1.26)%      (1.03)%

Portfolio turnover rate ..........................       18.62%          46.35%       47.08%       34.99%       41.31%       74.97%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


56 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN SMALL CAP GROWTH FUND II (CONTINUED)

                                                        -----------------------------------------------------------------------
                                                        SIX MONTHS ENDED
                                                        OCTOBER 31, 2005                       YEAR ENDED APRIL 30,
CLASS R                                                   (UNAUDITED)            2005          2004          2003        2002(e)
                                                        -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...................    $  10.54         $  10.49      $   7.45      $   9.79      $   9.88
                                                            -------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) .......................       (0.06)           (0.12)        (0.10)        (0.07)        (0.03)

 Net realized and unrealized gains (losses) ............        1.05             0.17          3.14         (2.27)        (0.06)
                                                            -------------------------------------------------------------------
Total from investment operations .......................        0.99             0.05          3.04         (2.34)        (0.09)
                                                            -------------------------------------------------------------------
Redemption fees ........................................         --(c)            --(c)          --            --            --
                                                            -------------------------------------------------------------------
Net asset value, end of period .........................    $  11.53         $  10.54      $  10.49      $   7.45      $   9.79
                                                            ===================================================================

Total return(b) ........................................        9.39%            0.48%        40.81%       (23.90)%       (0.91)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......................    $  4,872         $  4,392      $  4,542      $  2,562      $    492

Ratios to average net assets:

 Expenses ..............................................        1.43%(d)         1.41%         1.42%         1.47%         1.36%(d)

 Net investment income (loss) ..........................       (0.99)%(d)       (1.10)%       (1.04)%       (0.91)%       (1.05)%(d)

Portfolio turnover rate ................................       18.62%           46.35%        47.08%        34.99%        41.31%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   For the period January 1, 2002 (effective date) to April 30, 2002.


                     Semiannual Report | See notes to financial statements. | 57

FRANKLIN STRATEGIC SERIES

FRANKLIN SMALL CAP GROWTH FUND II (CONTINUED)

                                               -----------------------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                               OCTOBER 31, 2005                           YEAR ENDED APRIL 30,
ADVISOR CLASS                                     (UNAUDITED)         2005          2004          2003          2002          2001
                                               -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........    $  10.79       $  10.69      $   7.55      $   9.86      $  10.31      $  10.00
                                                   -------------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) ..............       (0.03)         (0.07)        (0.05)        (0.03)        (0.03)        (0.01)

 Net realized and unrealized gains (losses) ...        1.08           0.17          3.19         (2.28)        (0.42)         0.32
                                                   -------------------------------------------------------------------------------
Total from investment operations ..............        1.05           0.10          3.14         (2.31)        (0.45)         0.31
                                                   -------------------------------------------------------------------------------
Redemption fees ...............................         --(c)          --(c)          --            --            --            --
                                                   -------------------------------------------------------------------------------
Net asset value, end of period ................    $  11.84       $  10.79      $  10.69      $   7.55      $   9.86      $  10.31
                                                   ===============================================================================

Total return(b) ...............................        9.73%          0.94%        41.59%       (23.43)%       (4.36)%        3.10%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............    $273,863       $235,101      $211,271      $135,529      $157,653      $ 55,606

Ratios to average net assets:

 Expenses .....................................        0.93%(d)       0.91%         0.92%         0.97%         0.86%         0.97%

 Net investment income (loss) .................       (0.49)%(d)     (0.60)%       (0.54)%       (0.41)%       (0.28)%       (0.05)%

Portfolio turnover rate .......................       18.62%         46.35%        47.08%        34.99%        41.31%        74.97%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


58 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS, OCTOBER 31, 2005 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN SMALL CAP GROWTH FUND II                                                                   SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
   CLOSED END MUTUAL FUND (COST $8,055,672) 0.7%
   Ares Capital Corp. ..................................................................               478,665         $   7,333,148
                                                                                                                       -------------
   COMMON STOCKS 98.4%
   COMMERCIAL SERVICES 3.0%
(a)Aquantive Inc. ......................................................................                19,100               413,515
   CDI Corp. ...........................................................................               405,800            11,187,906
(a)LECG Corp. ..........................................................................               317,800             7,020,202
   Maximus Inc. ........................................................................               178,600             6,474,250
(a)ValueClick Inc. .....................................................................               534,000             9,345,000
                                                                                                                       -------------
                                                                                                                          34,440,873
                                                                                                                       -------------
   COMMUNICATIONS 0.5%
(a)TNS Inc. ............................................................................               334,400             5,878,752
                                                                                                                       -------------
   CONSUMER DURABLES 1.8%
   Clarcor Inc. ........................................................................               120,100             3,302,750
(a)THQ Inc. ............................................................................               399,300             9,255,774
   Winnebago Industries Inc. ...........................................................               270,900             7,942,788
                                                                                                                       -------------
                                                                                                                          20,501,312
                                                                                                                       -------------
   CONSUMER NON-DURABLES 0.4%
(a)Prestige Brands Holdings Inc. .......................................................               300,600             3,622,230
(a)Volcom Inc. .........................................................................                22,100               675,818
                                                                                                                       -------------
                                                                                                                           4,298,048
                                                                                                                       -------------
   CONSUMER SERVICES 8.2%
(a)BJ's Restaurant Inc. ................................................................               323,600             7,022,120
(a)Entravision Communications Corp. ....................................................               680,700             5,581,740
   Four Seasons Hotels Inc. (Canada) ...................................................               157,500             8,446,725
(a)Gaylord Entertainment Co., A ........................................................               132,100             5,215,308
(a)Global Cash Access LLC ..............................................................               434,800             6,095,896
   Jackson Hewitt Tax Service Inc. .....................................................               242,200             5,987,184
(a)La Quinta Corp. .....................................................................             1,220,200            10,188,670
(a)Lincoln Educational Services ........................................................               360,900             4,843,278
   Orient Express Hotels Ltd., A .......................................................               394,600            11,127,720
(a)P.F. Chang's China Bistro Inc. ......................................................               154,200             7,053,108
(a)Panera Bread Co. ....................................................................               150,100             8,884,419
(a)Penn National Gaming Inc. ...........................................................               499,300            14,754,315
                                                                                                                       -------------
                                                                                                                          95,200,483
                                                                                                                       -------------
   ELECTRONIC TECHNOLOGY 19.0%
(a)Actel Corp. .........................................................................               650,300             9,071,685
(a)Arris Group Inc. ....................................................................               820,400             6,784,708
(a)Avocent Corp. .......................................................................               375,299            11,506,667
(a)Catapult Communications Corp. .......................................................               166,600             3,047,114
(a)Coherent Inc. .......................................................................               270,500             8,009,505
(a)Electro Scientific Industries Inc. ..................................................               451,500             9,919,455
(a)Essex Corp. .........................................................................               525,800             9,448,626
(a)Exar Corp. ..........................................................................               148,884             1,874,450
(a)FLIR Systems Inc. ...................................................................               392,300             8,222,608
(a)FormFactor Inc. .....................................................................               355,700             8,757,334
(a)Integrated Device Technology Inc. ...................................................               333,590             3,295,869


                                                          Semiannual Report | 59

FRANKLIN STRATEGIC SERIES

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN SMALL CAP GROWTH FUND II                                                                    SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   ELECTRONIC TECHNOLOGY (CONT.)
(a)Microsemi Corp. .......................................................................              527,900        $  12,231,443
(a)Microtune Inc. ........................................................................            1,115,700            4,306,602
   National Instruments Corp. ............................................................              477,702           11,417,078
(a)Orbital Sciences Corp. ................................................................              624,300            7,260,609
(a)Photronics Inc. .......................................................................              215,300            3,875,400
(a)Power Integrations Inc. ...............................................................              543,600           11,475,396
(a)Semtech Corp. .........................................................................              830,400           12,522,432
(a)Silicon Laboratories Inc. .............................................................              542,800           17,461,876
   Tektronix Inc. ........................................................................              227,200            5,221,056
(a)Trimble Navigation Ltd. ...............................................................              386,050           11,145,263
(a)Varian Inc. ...........................................................................              292,000           10,736,840
(a)Varian Semiconductor Equipment Associates Inc. ........................................              451,600           17,079,512
(a)ViaSat Inc. ...........................................................................              572,600           14,194,754
(a)ZiLOG Inc. ............................................................................              556,200            1,529,550
                                                                                                                       -------------
                                                                                                                         220,395,832
                                                                                                                       -------------
   ENERGY MINERALS 1.9%
(a)Alpha Natural Resources Inc. ..........................................................              228,300            5,422,125
(a)Bill Barrett Corp. ....................................................................              222,700            7,088,541
(a)Denbury Resources Inc. ................................................................              220,600            9,624,778
                                                                                                                       -------------
                                                                                                                          22,135,444
                                                                                                                       -------------
   FINANCE 10.0%
   Advance America Cash Advance Centers Inc. .............................................              419,700            5,099,355
   Aspen Insurance Holdings Ltd. .........................................................              267,400            6,468,406
(a)CapitalSource Inc. ....................................................................              628,400           13,824,800
   Doral Financial Corp. (Puerto Rico) ...................................................              527,200            4,512,832
   East West Bancorp Inc. ................................................................              221,000            8,462,090
   EMC Insurance Group Inc. ..............................................................              216,825            4,011,263
   Financial Federal Corp. ...............................................................              252,000            9,621,360
   First State Bancorp ...................................................................              383,314            8,551,735
(a)Franklin Bank Corp. ...................................................................              216,400            3,732,900
(a)GFI Group Inc. ........................................................................              145,500            6,541,680
   Greater Bay Bancorp ...................................................................              247,021            6,197,757
   Hancock Holding Co. ...................................................................              145,700            5,197,119
   IPC Holdings Ltd. .....................................................................              102,400            2,696,192
   Max Re Capital Ltd. ...................................................................              250,900            5,999,019
   National Financial Partners Corp. .....................................................              242,900           10,986,367
(a)NCO Group Inc. ........................................................................              250,700            4,505,079
(a)Signature Bank ........................................................................              168,726            4,893,054
   Westamerica Bancorp ...................................................................               82,200            4,382,082
                                                                                                                       -------------
                                                                                                                         115,683,090
                                                                                                                       -------------
   HEALTH SERVICES 6.9%
(a)PAREXEL International Corp. ...........................................................              383,600            8,393,168
   Pharmaceutical Product Development Inc. ...............................................              185,700           10,672,179
(a)Psychiatric Solutions Inc. ............................................................              201,200           11,005,640
(a)Rehabcare Group Inc. ..................................................................              325,800            6,936,282
(a)Sierra Health Services Inc. ...........................................................              166,400           12,480,000


60 | Semiannual Report

FRANKLIN STRATEGIC SERIES

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN SMALL CAP GROWTH FUND II                                                                    SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   HEALTH SERVICES (CONT.)
(a)Symbion Inc. ..........................................................................              259,100        $   5,863,433
(a)United Surgical Partners International Inc. ...........................................              352,550           12,638,917
(a)VCA Antech Inc. .......................................................................              460,200           11,873,160
                                                                                                                       -------------
                                                                                                                          79,862,779
                                                                                                                       -------------
   HEALTH TECHNOLOGY 10.2%
(a)Advanced Neuromodulation Systems Inc. .................................................              135,800            8,282,442
(a)American Medical Systems Holdings Ltd. ................................................              703,700           11,505,495
(a)Angiotech Pharmaceuticals Inc. ........................................................              616,000            8,254,400
(a)Coley Pharmaceutical Group ............................................................              447,700            6,630,437
(a)Digene Corp. ..........................................................................              321,600            9,712,320
(a)Impax Laboratories Inc. ...............................................................              709,500            7,520,700
(a)Medicines Co. .........................................................................              349,600            5,992,144
(a)Merit Medical Systems Inc. ............................................................              530,934            6,328,733
(a)Molecular Devices Corp. ...............................................................              273,600            6,128,640
(a)Nabi Biopharmaceuticals ...............................................................              191,100            2,455,635
(a)Panacos Pharmaceuticals Inc. ..........................................................              467,400            3,692,460
(a)Pharmion Corp. ........................................................................              196,200            3,706,218
(a)Serologicals Corp. ....................................................................              323,800            6,307,624
   STERIS Corp. ..........................................................................              306,900            7,000,389
(a)Symmetry Medical Inc. .................................................................              195,500            4,328,370
(a)Taro Pharmaceutical Industries Ltd. ...................................................              235,680            5,184,960
(a)Telik Inc. ............................................................................              551,700            8,242,398
(a)Trimeris Inc. .........................................................................              612,235            7,799,874
                                                                                                                       -------------
                                                                                                                         119,073,239
                                                                                                                       -------------
   INDUSTRIAL SERVICES 5.7%
(a)Bronco Drilling Co. Inc. ..............................................................              106,100            2,571,864
(a)Cal Dive International Inc. ...........................................................              413,700           25,459,098
(a)FMC Technologies Inc. .................................................................              332,516           12,123,533
(a)Oil States International Inc. .........................................................              178,600            5,911,660
(a)Superior Energy Services Inc. .........................................................              761,600           15,521,408
(a)Waste Connections Inc. ................................................................              126,950            4,236,322
                                                                                                                       -------------
                                                                                                                          65,823,885
                                                                                                                       -------------
   PROCESS INDUSTRIES 4.8%
   Cabot Corp. ...........................................................................              280,500            9,567,855
(a)Cabot Microelectronics Corp. ..........................................................              146,300            4,301,220
(a)FMC Corp. .............................................................................              273,500           14,889,340
(a)Headwaters Inc. .......................................................................              312,300            9,943,632
   Minerals Technologies Inc. ............................................................              206,100           11,018,106
   Westlake Chemical Corp. ...............................................................              228,600            6,652,260
                                                                                                                       -------------
                                                                                                                          56,372,413
                                                                                                                       -------------
   PRODUCER MANUFACTURING 5.8%
   Ametek Inc. ...........................................................................              125,100            5,095,323
(a)Flowserve Corp. .......................................................................              524,800           18,368,000


                                                          Semiannual Report | 61

FRANKLIN STRATEGIC SERIES

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL CAP GROWTH FUND II                                                                    SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   PRODUCER MANUFACTURING (CONT.)
(a)Greatbatch Inc. .....................................................................               520,300        $   13,559,018
   The Manitowoc Co. Inc. ..............................................................               181,200             9,641,652
(a)Mettler-Toledo International Inc. (Switzerland) .....................................               111,400             5,748,240
   Oshkosh Truck Corp. .................................................................               166,200             7,239,672
   Wabash National Corp. ...............................................................               454,300             8,363,663
                                                                                                                      --------------
                                                                                                                          68,015,568
                                                                                                                      --------------
   REAL ESTATE INVESTMENT TRUSTS 2.3%
   Innkeepers USA Trust ................................................................               506,700             7,904,520
   Jones Lang LaSalle Inc. .............................................................               233,800            11,755,464
(a)MeriStar Hospitality Corp. ..........................................................               829,200             7,189,164
                                                                                                                      --------------
                                                                                                                          26,849,148
                                                                                                                      --------------
   RETAIL TRADE 2.9%
(a)Cost Plus Inc. ......................................................................               460,600             7,074,816
(a)Hot Topic Inc. ......................................................................               435,000             6,477,150
   Regis Corp. .........................................................................               161,700             6,202,812
(a)Tractor Supply Co. ..................................................................               166,100             8,055,850
   Tuesday Morning Corp. ...............................................................               266,800             6,400,532
                                                                                                                      --------------
                                                                                                                          34,211,160
                                                                                                                      --------------
   TECHNOLOGY SERVICES 10.7%
(a)BearingPoint Inc. ...................................................................             1,178,500             8,273,070
(a)Entrust Inc. ........................................................................             1,411,500             6,281,175
(a)FileNET Corp. .......................................................................               478,000            13,455,700
   Global Payments Inc. ................................................................               335,400            14,371,890
(a)Heartland Payment Systems Inc. ......................................................                54,900             1,329,678
(a)Hyperion Solutions Corp. ............................................................               162,300             7,848,828
   Jack Henry & Associates Inc. ........................................................               375,100             6,744,298
(a)JAMDAT Mobile Inc. ..................................................................               342,900             6,316,218
(a)Marchex Inc., B .....................................................................               740,100            12,470,685
(a)Micromuse Inc. ......................................................................               834,700             5,984,799
(a)Micros Systems Inc. .................................................................               236,500            10,860,080
(a)NetIQ Corp. .........................................................................               539,400             6,467,406
(a)Quest Software Inc. .................................................................               884,100            12,297,831
(a)Rightnow Technologies Inc. ..........................................................               296,200             4,508,164
(a)Sapient Corp. .......................................................................             1,489,300             7,729,467
                                                                                                                      --------------
                                                                                                                         124,939,289
                                                                                                                      --------------
   TRANSPORTATION 4.3%
   Forward Air Corp. ...................................................................               516,250            18,301,063
   Knight Transportation Inc. ..........................................................               456,500            12,421,365
   Landstar System Inc. ................................................................               304,000            11,710,080
(a)Republic Airways Holdings Inc. ......................................................               510,300             7,960,680
                                                                                                                      --------------
                                                                                                                          50,393,188
                                                                                                                      --------------
   TOTAL COMMON STOCKS (COST $931,026,707) .............................................                               1,144,074,503
                                                                                                                      --------------
   TOTAL LONG TERM INVESTMENTS (COST $939,082,379) .....................................                               1,151,407,651
                                                                                                                      --------------


62 | Semiannual Report

FRANKLIN STRATEGIC SERIES

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN SMALL CAP GROWTH FUND II                                                                   SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENT (COST $4,031,579) 0.3%

   MONEY FUND 0.3%
(b)Franklin Institutional Fiduciary Trust Money Market Portfolio .......................             4,031,579        $    4,031,579
                                                                                                                      --------------
   TOTAL INVESTMENTS (COST $943,113,958) 99.4%..........................................                               1,155,439,230
   OTHER ASSETS, LESS LIABILITIES 0.6%..................................................                                   7,241,016
                                                                                                                      --------------
   NET ASSETS 100.0%....................................................................                              $1,162,680,246
                                                                                                                      ==============

(a)   Non-income producing.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


                     Semiannual Report | See notes to financial statements. | 63

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL-MID CAP GROWTH FUND

                                      --------------------------------------------------------------------------------------------
                                      SIX MONTHS ENDED
                                      OCTOBER 31, 2005                            YEAR ENDED APRIL 30,
CLASS A                                 (UNAUDITED)             2005            2004            2003           2002           2001
                                      --------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period    $    31.31        $    29.69      $    23.14      $    28.85     $    34.15     $    45.48
                                        ------------------------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) ...         (0.05)            (0.08)          (0.14)          (0.09)         (0.06)          0.12

 Net realized and unrealized gains
   (losses) ........................          4.52              1.70            6.69           (5.62)         (5.16)        (10.98)
                                        ------------------------------------------------------------------------------------------
Total from investment operations ...          4.47              1.62            6.55           (5.71)         (5.22)        (10.86)
                                        ------------------------------------------------------------------------------------------
Less distributions from:

 Net investment income .............            --                --              --              --          (0.08)         (0.24)

 Net realized gains ................            --                --              --              --             --          (0.23)
                                        ------------------------------------------------------------------------------------------
Total distributions ................            --                --              --              --          (0.08)         (0.47)
                                        ------------------------------------------------------------------------------------------
Redemption fees ....................            --(c)             --(c)           --(c)           --             --             --
                                        ------------------------------------------------------------------------------------------
Net asset value, end of period .....    $    35.78        $    31.31      $    29.69      $    23.14     $    28.85     $    34.15
                                        ==========================================================================================

Total return(b) ....................         14.28%             5.46%          28.31%         (19.79)%       (15.28)%       (24.00)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..    $6,718,062        $6,636,792      $7,355,269      $5,791,141     $7,784,125     $9,606,125

Ratios to average net assets:

 Expenses ..........................          0.98%(d)          0.97%           0.98%           1.02%          0.89%          0.86%

 Net investment income (loss) ......        (0.27)%(d)         (0.27)%         (0.51)%         (0.41)%        (0.18)%         0.29%

Portfolio turnover rate ............         18.54%            42.96%          52.84%          36.47%         47.38%         27.23%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


64 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN SMALL-MID CAP GROWTH FUND (CONTINUED)

                                                                ----------------------------------------------------------------
                                                                SIX MONTHS ENDED
                                                                OCTOBER 31, 2005                   YEAR ENDED APRIL 30,
CLASS B                                                           (UNAUDITED)              2005            2004           2003(e)
                                                                ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .........................      $  30.65           $  29.28        $  23.00        $  24.33
                                                                    -----------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) .............................         (0.17)             (0.31)          (0.36)          (0.23)

 Net realized and unrealized gains (losses) ..................          4.41               1.68            6.64           (1.10)
                                                                    -----------------------------------------------------------
Total from investment operations .............................          4.24               1.37            6.28           (1.33)
                                                                    -----------------------------------------------------------
Redemption fees ..............................................            --(c)              --(c)           --(c)           --
                                                                    -----------------------------------------------------------
Net asset value, end of period ...............................      $  34.89           $  30.65        $  29.28        $  23.00
                                                                    ===========================================================

Total return(b) ..............................................         13.83%              4.68%          27.30%          (5.47)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............................      $ 33,641           $ 31,733        $ 26,161        $  7,601

Ratios to average net assets:

 Expenses ....................................................          1.73%(d)           1.72%           1.73%           1.77%(d)

 Net investment income (loss) ................................         (1.02)%(d)         (1.02)%         (1.26)%      (1.16)%(d)

Portfolio turnover rate ......................................         18.54%             42.96%          52.84%          36.47%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   For the period July 1, 2002 (effective date) to April 30, 2003.


                     Semiannual Report | See notes to financial statements. | 65

FRANKLIN STRATEGIC SERIES

FRANKLIN SMALL-MID CAP GROWTH FUND (CONTINUED)

                                               --------------------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                               OCTOBER 31, 2005                        YEAR ENDED APRIL 30,
CLASS C                                           (UNAUDITED)         2005          2004          2003        2002          2001
                                               --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........    $  29.82       $  28.49      $  22.37      $  28.09    $  33.41    $    44.58
                                                   -----------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) ..............       (0.17)         (0.31)        (0.34)        (0.26)      (0.27)        (0.19)

 Net realized and unrealized gains (losses) ...        4.30           1.64          6.46         (5.46)      (5.05)       (10.75)
                                                   -----------------------------------------------------------------------------
Total from investment operations ..............        4.13           1.33          6.12         (5.72)      (5.32)       (10.94)
                                                   -----------------------------------------------------------------------------
Less distributions from net realized gains ....          --             --            --            --          --         (0.23)
                                                   -----------------------------------------------------------------------------
Redemption fees ...............................          --(c)          --(c)         --(c)         --          --            --
                                                   -----------------------------------------------------------------------------
Net asset value, end of period ................    $  33.95       $  29.82      $  28.49      $  22.37    $  28.09    $    33.41
                                                   =============================================================================

Total return(b) ...............................       13.85%          4.67%        27.36%       (20.36)%    (15.92)%      (24.61)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............    $685,797       $654,549      $762,602      $639,524    $948,940    $1,263,169

Ratios to average net assets:

 Expenses .....................................        1.73%(d)       1.72%         1.71%         1.77%       1.64%         1.61%

 Net investment income (loss) .................       (1.02)%(d)     (1.02)%       (1.24)%       (1.16)%     (0.92)%       (0.45)%

Portfolio turnover rate .......................       18.54%         42.96%        52.84%        36.47%      47.38%        27.23%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


66 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN SMALL-MID CAP GROWTH FUND (CONTINUED)

                                                        -------------------------------------------------------------------------
                                                        SIX MONTHS ENDED
                                                        OCTOBER 31, 2005                       YEAR ENDED APRIL 30,
CLASS R                                                   (UNAUDITED)            2005          2004          2003         2002(e)
                                                        -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...................    $  31.04         $  29.50      $  23.06      $  28.81      $  31.16
                                                            -------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) .......................       (0.09)           (0.15)        (0.22)        (0.17)        (0.12)

 Net realized and unrealized gains (losses) ............        4.47             1.69          6.66         (5.58)        (2.23)
                                                            -------------------------------------------------------------------
Total from investment operations .......................        4.38             1.54          6.44         (5.75)        (2.35)
                                                            -------------------------------------------------------------------
Redemption fees ........................................          --(c)            --(c)         --(c)         --            --
                                                            -------------------------------------------------------------------
Net asset value, end of period .........................    $  35.42         $  31.04      $  29.50      $  23.06      $  28.81
                                                            ===================================================================

Total return(b) ........................................       14.11%            5.22%        27.93%       (19.96)%       (7.54)%

Ratios/supplemental data

Net assets, end of period (000's) ......................    $ 72,437         $ 54,139      $ 41,404      $ 15,309      $  1,253

Ratios to average net assets:

 Expenses ..............................................        1.23%(d)         1.22%         1.23%         1.27%         1.14%(d)

 Net investment income (loss) ..........................       (0.52)%(d)       (0.52)%       (0.76)%       (0.66)%       (1.26)%(d)

Portfolio turnover rate ................................       18.54%           42.96%        52.84%        36.47%        47.38%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   For the period January 1, 2002 (effective date) to April 30, 2002.


                     Semiannual Report | See notes to financial statements. | 67

FRANKLIN STRATEGIC SERIES

FRANKLIN SMALL-MID CAP GROWTH FUND (CONTINUED)

                                               ----------------------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                               OCTOBER 31, 2005                            YEAR ENDED APRIL 30,
ADVISOR CLASS                                    (UNAUDITED)          2005          2004          2003          2002          2001
                                               ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........    $  31.71       $  29.99      $  23.32      $  29.00      $  34.37      $  45.74
                                                   -------------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) ..............          --(c)          --(c)      (0.07)        (0.04)         0.02          0.23

 Net realized and unrealized gains (losses) ...        4.57           1.72          6.74         (5.64)        (5.20)       (11.06)
                                                   -------------------------------------------------------------------------------
Total from investment operations ..............        4.57           1.72          6.67         (5.68)        (5.18)       (10.83)
                                                   -------------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................          --             --            --            --         (0.19)        (0.31)

 Net realized gains ...........................          --             --            --            --            --         (0.23)
                                                   -------------------------------------------------------------------------------
Total distributions ...........................          --             --            --            --         (0.19)        (0.54)
                                                   -------------------------------------------------------------------------------
Redemption fees ...............................          --(c)          --(c)         --(c)         --            --            --
                                                   -------------------------------------------------------------------------------
Net asset value, end of period ................    $  36.28       $  31.71      $  29.99      $  23.32      $  29.00      $  34.37
                                                   ===============================================================================

Total return(b) ...............................       14.41%          5.74%        28.60%       (19.59)%      (15.10)%      (23.83)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............    $595,685       $347,518      $320,154      $266,723      $321,921      $357,832

Ratios to average net assets:

 Expenses .....................................        0.73%(d)       0.72%         0.73%         0.77%         0.64%         0.61%

 Net investment income (loss) .................      (0.02)%(d)      (0.02)%       (0.26)%       (0.16)%        0.05%         0.54%

Portfolio turnover rate .......................       18.54%         42.96%        52.84%        36.47%        47.38%        27.23%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


68 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS, OCTOBER 31, 2005 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN SMALL-MID CAP GROWTH FUND                                                                SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS 95.7%
       COMMERCIAL SERVICES 4.3%
       Corporate Executive Board Co. .........................................................            783,200      $  64,723,648
       Dex Media Inc. ........................................................................            257,060          6,932,908
(a),(b)Getty Images Inc. .....................................................................            856,400         71,089,764
(a),(b)Laureate Education Inc. ...............................................................          1,528,600         75,512,840
       Moody's Corp. .........................................................................          1,473,800         78,494,588
    (a)Robert Half International Inc. ........................................................          1,461,900         53,914,872
                                                                                                                       -------------
                                                                                                                         350,668,620
                                                                                                                       -------------
       COMMUNICATIONS 1.0%
    (b)NII Holdings Inc. .....................................................................            969,300         80,374,356
                                                                                                                       -------------
       CONSUMER DURABLES 3.4%
(a),(b)Activision Inc. .......................................................................          4,174,000         65,823,980
       Harman International Industries Inc. ..................................................            727,400         72,638,164
(a),(b)Hovnanian Enterprises Inc., A .........................................................            648,700         29,185,013
(a),(b)NVR Inc. ..............................................................................             80,800         55,388,400
       The Ryland Group Inc. .................................................................            805,800         54,230,340
                                                                                                                       -------------
                                                                                                                         277,265,897
                                                                                                                       -------------
       CONSUMER NON-DURABLES 1.6%
       Alberto-Culver Co. ....................................................................            511,300         22,195,533
(a),(b)Dean Foods Inc. .......................................................................          1,718,200         62,112,930
       Polo Ralph Lauren Corp. ...............................................................            969,500         47,699,400
                                                                                                                       -------------
                                                                                                                         132,007,863
                                                                                                                       -------------
       CONSUMER SERVICES 3.6%
       Orient Express Hotels Ltd., A .........................................................            843,600         23,789,520
(a),(b)P.F. Chang's China Bistro Inc. ........................................................            716,300         32,763,562
(a),(b)Pixar .................................................................................          1,155,700         58,628,661
       Station Casinos Inc. ..................................................................            640,700         41,068,870
(a),(b)Weight Watchers International Inc. ....................................................          1,583,800         83,260,366
(a),(b)XM Satellite Radio Holdings Inc., A ...................................................          1,800,200         51,899,766
                                                                                                                       -------------
                                                                                                                         291,410,745
                                                                                                                       -------------
       ELECTRONIC TECHNOLOGY 17.6%
(a),(b)Altera Corp. ..........................................................................          2,730,900         45,469,485
(a),(b)Avocent Corp. .........................................................................          1,384,036         42,434,544
    (b)Coherent Inc. .........................................................................          1,236,800         36,621,648
    (b)Dolby Laboratories Inc., A ............................................................            543,600          8,751,960
    (a)Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil) ............................          3,431,400        133,104,006
    (b)FLIR Systems Inc. .....................................................................          1,442,675         30,238,468
(a),(b)FormFactor Inc. .......................................................................          1,781,600         43,862,992
       Harris Corp. ..........................................................................          2,816,800        115,770,480
       Intersil Corp., A .....................................................................          4,272,500         97,242,100
       L-3 Communications Holdings Inc. ......................................................          1,052,900         81,936,678
(a),(b)Lam Research Corp. ....................................................................          1,952,800         65,887,472
       Linear Technology Corp. ...............................................................            792,100         26,305,641
    (b)Logitech International SA, ADR (Switzerland) ..........................................            522,200         20,031,592
       Microchip Technology Inc. .............................................................          4,258,600        128,481,962


                                                          Semiannual Report | 69

FRANKLIN STRATEGIC SERIES

------------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN SMALL-MID CAP GROWTH FUND                                                              SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       ELECTRONIC TECHNOLOGY (CONT.)
    (b)Network Appliance Inc. ..........................................................             2,455,600        $   67,185,216
       Rockwell Collins Inc. ...........................................................             2,443,600           111,965,752
    (a)Scientific-Atlanta Inc. .........................................................               616,400            21,845,216
    (b)Semtech Corp. ...................................................................             1,346,600            20,306,728
(a),(b)Silicon Laboratories Inc. .......................................................             1,079,300            34,721,081
(a),(c)Tektronix Inc. ..................................................................             4,865,900           111,818,382
    (b)Thermo Electron Corp. ...........................................................             2,617,700            79,028,363
(a),(b)Trimble Navigation Ltd. .........................................................             2,109,080            60,889,139
(a),(b)Varian Inc. .....................................................................             1,044,300            38,398,911
                                                                                                                      --------------
                                                                                                                       1,422,297,816
                                                                                                                      --------------
       ENERGY MINERALS 4.9%
    (a)Chesapeake Energy Corp. .........................................................             5,289,200           169,783,320
    (b)Newfield Exploration Co. ........................................................             3,198,000           144,965,340
       Peabody Energy Corp. ............................................................             1,063,800            83,146,608
                                                                                                                      --------------
                                                                                                                         397,895,268
                                                                                                                      --------------
       FINANCE 9.2%
(a),(b)Ameritrade Holding Corp. ........................................................             2,015,800            42,392,274
      aBlackRock Inc., A ...............................................................               527,100            49,969,080
       Boston Private Financial Holdings Inc. ..........................................               322,000             9,321,900
       Brown & Brown Inc. ..............................................................               931,800            50,624,694
       Calamos Asset Management Inc., A ................................................               738,700            17,943,023
(a),(b)CapitalSource Inc. ..............................................................             3,501,250            77,027,500
       Chicago Mercantile Exchange .....................................................               278,300           101,621,245
       City National Corp. .............................................................               626,800            45,994,584
    (a)Commerce Bancorp Inc. ...........................................................             1,171,400            35,692,558
    (a)Cullen/Frost Bankers Inc. .......................................................               612,300            32,341,686
    (a)Doral Financial Corp. (Puerto Rico) .............................................             3,709,100            31,749,896
    (b)E*TRADE Financial Corp. .........................................................             4,215,300            78,193,815
       East West Bancorp Inc. ..........................................................               597,900            22,893,591
       Federated Investors Inc., B .....................................................             3,383,400           118,452,834
    (a)Montpelier Re Holdings Ltd. (Bermuda) ...........................................               367,100             7,378,710
       UCBH Holdings Inc. ..............................................................             1,337,600            23,274,240
                                                                                                                      --------------
                                                                                                                         744,871,630
                                                                                                                      --------------
       HEALTH SERVICES 7.5%
    (b)Community Health Systems Inc. ...................................................             2,938,800           109,058,868
    (b)Coventry Health Care Inc. .......................................................             1,836,900            99,174,231
(a),(b)Express Scripts Inc. ............................................................               949,800            71,624,418
    (b)Health Net Inc., A ..............................................................             1,301,900            60,980,996
    (b)LifePoint Hospitals Inc. ........................................................             1,959,900            76,632,090
    (b)Lincare Holdings Inc. ...........................................................               552,500            22,569,625
       Omnicare Inc. ...................................................................               752,900            40,731,890
       Pharmaceutical Product Development Inc. .........................................             1,304,200            74,952,374
(a),(b)VCA Antech Inc. .................................................................             1,974,100            50,931,780
                                                                                                                      --------------
                                                                                                                         606,656,272
                                                                                                                      --------------


70 | Semiannual Report

FRANKLIN STRATEGIC SERIES

------------------------------------------------------------------------------------------------------------------------------------
           FRANKLIN SMALL-MID CAP GROWTH FUND                                                          SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (CONT.)
           HEALTH TECHNOLOGY 12.7%
(a),(b),(c)Adolor Corp. ..................................................................            2,073,360       $   21,977,616
    (a),(b)Advanced Neuromodulation Systems Inc. .........................................              620,000           37,813,800
        (b)American Medical Systems Holdings Ltd. ........................................            1,162,300           19,003,605
    (a),(b)Angiotech Pharmaceuticals Inc. ................................................            1,338,600           17,937,240
           Biomet Inc. ...................................................................            1,161,400           40,451,562
           C.R. Bard Inc. ................................................................            1,070,400           66,771,552
    (a),(b)Charles River Laboratories International Inc. .................................              436,600           19,105,616
        (b)Cytyc Corp. ...................................................................            2,436,000           61,752,600
        (a)DENTSPLY International Inc. ...................................................              391,800           21,603,852
    (a),(b)Digene Corp. ..................................................................              827,100           24,978,420
        (b)Endo Pharmaceuticals Holdings Inc. ............................................            1,183,400           31,857,128
    (a),(b)Fisher Scientific International Inc. ..........................................            1,856,100          104,869,650
        (b)INAMED Corp. ..................................................................              102,870            7,314,057
    (a),(b)Inspire Pharmaceuticals Inc. ..................................................              993,200            6,257,160
    (a),(b)Invitrogen Corp. ..............................................................              773,300           49,174,147
    (a),(b)Keryx Biopharmaceuticals Inc. .................................................              646,200            9,337,590
    (a),(b)Kinetic Concepts Inc. .........................................................              669,800           24,045,820
    (a),(b)Medicines Co. .................................................................            1,248,700           21,402,718
    (a),(b)MGI Pharma Inc. ...............................................................            1,186,600           22,260,616
    (a),(b)Neurocrine Biosciences Inc. ...................................................              200,000           10,564,000
           Pall Corp. ....................................................................            2,433,620           63,663,499
    (a),(b)Pharmion Corp. ................................................................              332,200            6,275,258
    (a),(b)Protein Design Labs Inc. ......................................................              957,300           26,823,546
    (a),(b)Sepracor Inc. .................................................................              374,900           21,088,125
(a),(b),(c)Stereotaxis Inc. ..............................................................            1,463,200           10,388,720
    (a),(b)Telik Inc. ....................................................................            2,221,800           33,193,692
    (a),(b)Trimeris Inc. .................................................................              321,600            4,097,184
        (b)Varian Medical Systems Inc. ...................................................            2,189,800           99,767,288
        (b)Waters Corp. ..................................................................            2,508,900           90,822,180
    (a),(b)Watson Pharmaceuticals Inc. ...................................................            1,180,700           40,804,992
    (a),(b)Wright Medical Group Inc. .....................................................              852,900           15,872,469
                                                                                                                      --------------
                                                                                                                       1,031,275,702
                                                                                                                      --------------
           INDUSTRIAL SERVICES 3.4%
        (a)GlobalSantaFe Corp. (Cayman Islands) ..........................................            1,111,000           49,495,050
        (b)National-Oilwell Varco Inc. ...................................................            2,544,946          158,982,777
        (a)Rowan Cos. Inc. ...............................................................            2,090,200           68,955,698
                                                                                                                      --------------
                                                                                                                         277,433,525
                                                                                                                      --------------
           PROCESS INDUSTRIES 3.6%
           Ashland Inc. ..................................................................              364,200           19,488,342
        (a)Bunge Ltd. ....................................................................            2,245,890          116,651,527
        (a)Cabot Corp. ...................................................................            1,242,100           42,368,031
    (a),(b)Headwaters Inc. ...............................................................              570,000           18,148,800
        (a)Lyondell Chemical Co. .........................................................            2,829,400           75,827,920
        (b)Rockwood Holdings Inc. ........................................................            1,094,300           21,962,601
                                                                                                                      --------------
                                                                                                                         294,447,221
                                                                                                                      --------------


                                                          Semiannual Report | 71

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STATEMENT OF INVESTMENTS, OCTOBER 31, 2005 (UNAUDITED) (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN SMALL-MID CAP GROWTH FUND                                                              SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       PRODUCER MANUFACTURING 6.1%
       Borg Warner Inc. ..................................................................            1,629,900       $   94,517,901
    (a)Gentex Corp. ......................................................................            6,308,400          118,724,088
    (a)Gibraltar Industries Inc. .........................................................            1,314,673           26,622,128
       Kennametal Inc. ...................................................................              914,100           46,719,651
    (b)Mettler-Toledo International Inc. (Switzerland) ...................................            1,544,500           79,696,200
(b),(d)Mirapoint Inc., 144A ..............................................................              682,128                   --
    (a)Oshkosh Truck Corp. ...............................................................            1,666,800           72,605,808
    (b)Terex Corp. .......................................................................            1,049,200           57,674,524
                                                                                                                      --------------
                                                                                                                         496,560,300
                                                                                                                      --------------
       RETAIL TRADE 4.7%
    (b)Advance Auto Parts Inc. ...........................................................            1,467,750           55,040,625
    (b)Chico's FAS Inc. ..................................................................            2,121,700           83,892,018
       Dollar General Corp. ..............................................................            4,913,000           95,508,720
    (a)Ross Stores Inc. ..................................................................            1,209,200           32,696,768
    (a)Tuesday Morning Corp. .............................................................            1,582,200           37,956,978
    (b)Urban Outfitters Inc. .............................................................            1,315,700           37,273,781
    (a)Whole Foods Market Inc. ...........................................................              250,400           36,090,152
                                                                                                                      --------------
                                                                                                                         378,459,042
                                                                                                                      --------------
       TECHNOLOGY SERVICES 9.5%
    (b)Alliance Data Systems Corp. .......................................................            1,643,000           58,425,080
(a),(b)Amdocs Ltd. .......................................................................            3,257,500           86,226,025
       Autodesk Inc. .....................................................................              629,500           28,409,335
(a),(b)CNET Networks Inc. ................................................................            3,262,000           44,330,580
    (b)Cognizant Technology Solutions Corp., A ...........................................            3,145,000          138,317,100
       Fair Isaac Corp. ..................................................................            1,173,500           49,005,360
(a),(b)FileNET Corp. .....................................................................              803,100           22,607,265
       Global Payments Inc. ..............................................................              359,800           15,417,430
    (b)Hewitt Associates Inc. ............................................................            1,592,400           42,501,156
(a),(b)Hyperion Solutions Corp. ..........................................................            1,866,600           90,268,776
(a),(b)JAMDAT Mobile Inc. ................................................................              315,800            5,817,036
    (b)Kanbay International Inc. .........................................................              584,000            8,514,720
(a),(b)Marchex Inc., B ...................................................................            1,052,200           17,729,570
(a),(b)Mercury Interactive Corp. .........................................................            1,161,200           40,398,148
(a),(b)NAVTEQ Corp. ......................................................................            1,078,100           42,175,272
    (b)Nuance Communiactions Inc. ........................................................            1,038,499            5,337,885
(a),(b)Salesforce.com Inc. ...............................................................              483,800           12,090,162
    (b)VeriSign Inc. .....................................................................            2,480,500           58,614,215
                                                                                                                      --------------
                                                                                                                         766,185,115
                                                                                                                      --------------
       TRANSPORTATION 2.6%
    (a)Expeditors International of Washington Inc. .......................................            2,134,500          129,500,115
       J.B. Hunt Transport Services Inc. .................................................            4,150,500           80,561,205
                                                                                                                      --------------
                                                                                                                         210,061,320
                                                                                                                      --------------
       TOTAL COMMON STOCKS (COST $6,217,649,801) .........................................                             7,757,870,692
                                                                                                                      --------------


72 | Semiannual Report

FRANKLIN STRATEGIC SERIES

------------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN SMALL-MID CAP GROWTH FUND                                                            SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
       PREFERRED STOCK (COST $561,391) 0.0%(e)
       PRODUCER MANUFACTURING 0.0%e
(b),(d)Mirapoint Inc., pfd ...........................................................                 301,660     $      561,391
                                                                                                                   --------------
       Convertible Preferred Stocks 0.1%
       Consumer Services 0.1%
(b),(d)Foveon Inc., cvt. pfd., D, 144A ...............................................               1,792,573            201,665
(b),(d)Foveon Inc., cvt. pfd., E, 144A ...............................................               2,597,593          2,635,024
                                                                                                                   --------------
                                                                                                                        2,836,689
                                                                                                                   --------------
       Electronic Technology 0.0%
(b),(d)Anda Networks, cvt. pfd., D ...................................................                 364,431                 --
(b),(d)Kestrel Solutions, cvt. pfd., D ...............................................                 239,831                 --
                                                                                                                   --------------
                                                                                                                               --
                                                                                                                   --------------
       Total Convertible Preferred Stocks (Cost $24,760,017) .........................                                  2,836,689
                                                                                                                   --------------
       Total Long Term Investments (Cost $6,242,971,209) .............................                              7,761,268,772
                                                                                                                   --------------
       Short Term Investments 10.2%
       Money Fund (Cost $164,534,010) 2.0%
    (f)Franklin Institutional Fiduciary Trust Money Market Portfolio .................             164,534,010        164,534,010
                                                                                                                   --------------


                                                                                               ----------------
                                                                                               Principal Amount
                                                                                               ----------------
    (g)Repurchase Agreements 8.2%
       Joint Repurchase Agreement, 3.969%, 11/01/05 ..................................          $  188,458,494        188,458,494
         (Maturity Value $188,479,273)
         ABN AMRO Bank, N.V., New York Branch (Maturity Value $18,333,379)
         Banc of America Securities LLC (Maturity Value $17,668,047)
         Barclays Capital Inc. (Maturity Value $17,668,047)
         Bear, Stearns & Co. Inc. (Maturity Value $13,334,909)
         BNP Paribas Securities Corp. (Maturity Value $17,668,047)
         Deutsche Bank Securities Inc. (Maturity Value $17,668,047)
         Greenwich Capital Markets Inc. (Maturity Value $18,333,379)
         Lehman Brothers Inc. (Maturity Value $14,135,945)
         Merrill Lynch Government Securities Inc. (Maturity Value $17,668,047)
         Morgan Stanley & Co. Inc. (Maturity Value $17,668,047)
         UBS Securities LLC (Maturity Value $18,333,379)
          Collateralized by U.S. Government Agency Securities, 1.75 - 7.125%,
            12/15/05 - 5/15/10; hU.S. Government Agency Discount Notes, 11/01/05 - 11/14/05;
            and U.S. Treasury Notes, 2.50 - 6.50%, 10/31/06 - 9/15/10


                                                          Semiannual Report | 73

FRANKLIN STRATEGIC SERIES

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN SMALL-MID CAP GROWTH FUND                                                             PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
(g)REPURCHASE AGREEMENTS (CONT.)

(i)Banc of America Securities LLC, 4.04%, 11/01/05 (Maturity Value $100,011,222)
     Collateralized by U.S. Government Agency Securities, 5.00%, 6/01/35 .......................    $100,000,000    $   100,000,000
(i)Barclays Capital Inc., 4.04%, 11/01/05 (Maturity Value $100,011,222)
     Collateralized by U.S. Government Agency Securities, 3.625 - 4.11%,
       1/18/08 - 2/16/10 .......................................................................     100,000,000        100,000,000
(i)Deutsche Bank Securities Inc., 4.03%, 11/01/05 (Maturity Value $13,241,482)
     Collateralized by U.S. Government Agency Securities, 3.647 - 7.00%,
       4/25/17 - 10/25/35 ......................................................................      13,240,000         13,240,000
(i)Goldman, Sachs & Co., 4.03%, 11/01/05 (Maturity Value $76,511,564)
     Collateralized by U.S. Government Agency Securities, 3.185 - 9.00%,
       10/01/06 - 4/01/41 ......................................................................      76,503,000         76,503,000
(i)Merrill Lynch Government Securities Inc., 4.05%, 11/01/05 (Maturity Value $89,025,014)
     Collateralized by U.S. Government Agency Securities, 2.05 - 9.375%,11/04/05 - 8/06/38;
       (h)U.S. Government Agency Discount Notes, 11/01/05 - 12/11/25 ...........................      89,015,000         89,015,000
(i)Morgan Stanley & Co. Inc., 4.04%, 11/01/05 (Maturity Value $100,011,222)
     Collateralized by U.S. Government Agency Securities, 5.00 - 6.00%,
       8/01/33 - 7/01/35 .......................................................................     100,000,000        100,000,000
                                                                                                                    ---------------
   TOTAL REPURCHASE AGREEMENTS (COST $667,216,494) .............................................                        667,216,494
                                                                                                                    ---------------
   TOTAL INVESTMENTS (COST $7,074,721,713) 106.0% ..............................................                      8,593,019,276
   OTHER ASSETS, LESS LIABILITIES (6.0)% .......................................................                       (487,398,351)
                                                                                                                    ---------------
   NET ASSETS 100.0% ...........................................................................                    $ 8,105,620,925
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 75.

(a)   A portion or all of the security is on loan as of October 31, 2005. See
      Note 1(e).

(b)   Non-income producing.

(c)   See Note 9 regarding holdings of 5% voting securities.

(d)   See Note 8 regarding restricted and illiquid securities.

(e)   Rounds to less than 0.05% of net assets.

(f) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

(g)   See Note 1(c) regarding repurchase agreements.

(h) A portion or all of the security is traded on a discount basis with no stated coupon rate.

(i) Investments from cash collateral received for loaned securities. See Note 1(e).


74 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt


                     Semiannual Report | See notes to financial statements. | 75

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2005 (unaudited)

                                                             ----------------------------------------------------------------------
                                                                FRANKLIN         FRANKLIN            FRANKLIN          FRANKLIN
                                                               AGGRESSIVE        FLEX CAP            SMALL CAP       SMALL-MID CAP
                                                               GROWTH FUND      GROWTH FUND       GROWTH FUND II      GROWTH FUND
                                                             ----------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ............................   $ 123,086,377    $ 1,867,650,710    $   939,082,379    $ 6,054,647,620
  Cost - Non-controlled affiliated issuers (Note 9) ......              --                 --                 --        188,323,589
  Cost - Sweep Money Fund (Note 7) .......................       7,120,731         68,421,431          4,031,579        164,534,010
  Cost - Repurchase agreements ...........................              --         48,028,000                 --        667,216,494
                                                             ----------------------------------------------------------------------
  Total cost of investments ..............................   $ 130,207,108    $ 1,984,100,141    $   943,113,958    $ 7,074,721,713
                                                             ======================================================================
  Value - Unaffiliated issuers(a) ........................   $ 151,280,759    $ 2,400,879,260    $ 1,151,407,651    $ 7,617,084,054
  Value - Non-controlled affiliated issuers (Note 9)(a) ..              --                 --                 --        144,184,718
  Value - Sweep Money Fund (Note 7) ......................       7,120,731         68,421,431          4,031,579        164,534,010
  Value - Repurchase agreements ..........................              --         48,028,000                 --        667,216,494
                                                             ----------------------------------------------------------------------
  Total value of investments .............................     158,401,490      2,517,328,691      1,155,439,230      8,593,019,276
 Receivables:
  Investment securities sold .............................       4,062,101         86,064,815         12,110,614         64,939,474
  Capital shares sold ....................................         360,306          4,470,299          1,229,128          7,894,624
  Dividends and interest .................................           2,345            354,605            239,525          2,170,516
                                                             ----------------------------------------------------------------------
      Total assets .......................................     162,826,242      2,608,218,410      1,169,018,497      8,668,023,890
                                                             ----------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ........................       1,823,570         50,431,652          2,804,148         24,360,827
  Capital shares redeemed ................................         323,507          5,646,191          2,018,997         49,055,813
  Affiliates .............................................         192,342          2,020,331          1,161,687          5,908,083
 Payable upon return of securities loaned ................              --         48,028,000                 --        478,758,000
 Accrued expenses and other liabilities ..................          30,789            277,989            353,419          4,320,242
                                                             ----------------------------------------------------------------------
      Total liabilities ..................................       2,370,208        106,404,163          6,338,251        562,402,965
                                                             ----------------------------------------------------------------------
       Net assets, at value ..............................   $ 160,456,034    $ 2,501,814,247    $ 1,162,680,246    $ 8,105,620,925
                                                             ======================================================================
Net assets consist of:
 Paid-in capital .........................................   $ 302,650,386    $ 2,261,356,958    $ 1,006,289,377    $ 6,765,798,329
 Undistributed net investment income (loss) ..............      (1,003,357)        (3,270,352)        (5,491,707)        (2,862,670)
 Net unrealized appreciation (depreciation) ..............      28,194,382        533,228,550        212,325,272      1,518,297,563
 Accumulated net realized gain (loss) ....................    (169,385,377)      (289,500,909)       (50,442,696)      (175,612,297)
                                                             ----------------------------------------------------------------------
       Net assets, at value ..............................   $ 160,456,034    $ 2,501,814,247    $ 1,162,680,246    $ 8,105,620,925
                                                             ======================================================================

(a) The Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund include $47,715,992 and $475,475,658 of securities loaned, respectively.


76 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2005 (unaudited)

                                                                --------------------------------------------------------------------
                                                                    FRANKLIN         FRANKLIN          FRANKLIN         FRANKLIN
                                                                   AGGRESSIVE        FLEX CAP          SMALL CAP      SMALL-MID CAP
                                                                  GROWTH FUND      GROWTH FUND      GROWTH FUND II     GROWTH FUND
                                                                --------------------------------------------------------------------
CLASS A:
 Net assets, at value ......................................    $   87,508,624    $1,823,311,569    $  618,759,156    $6,718,061,713
                                                                --------------------------------------------------------------------
 Shares outstanding ........................................         5,669,522        48,081,914        53,152,530       187,752,150
                                                                --------------------------------------------------------------------
 Net asset value per sharea ................................    $        15.43    $        37.92    $        11.64    $        35.78
                                                                --------------------------------------------------------------------
 Maximum offering price per share (net asset value
   per share / 94.25%) .....................................    $        16.37    $        40.23    $        12.35    $        37.96
                                                                --------------------------------------------------------------------
CLASS B:
 Net assets, at value ......................................    $   17,048,234    $  135,441,825    $  104,034,526    $   33,641,143
                                                                --------------------------------------------------------------------
 Shares outstanding ........................................         1,148,775         3,763,464         9,287,107           964,235
                                                                --------------------------------------------------------------------
 Net asset value and maximum offering price
   per share(a) ............................................    $        14.84    $        35.99    $        11.20    $        34.89
                                                                --------------------------------------------------------------------
CLASS C:
 Net assets, at value ......................................    $   25,783,823    $  332,536,399    $  161,151,887    $  685,796,712
                                                                --------------------------------------------------------------------
 Shares outstanding ........................................         1,740,899         9,221,299        14,378,158        20,199,121
                                                                --------------------------------------------------------------------
 Net asset value and maximum offering price
   per share(a) ............................................    $        14.81    $        36.06    $        11.21    $        33.95
                                                                --------------------------------------------------------------------
CLASS R:
 Net assets, at value ......................................    $    3,624,835    $   82,428,843    $    4,872,145    $   72,436,702
                                                                --------------------------------------------------------------------
 Shares outstanding ........................................           236,826         2,193,898           422,538         2,044,825
                                                                --------------------------------------------------------------------
 Net asset value and maximum offering price
   per share(a) ............................................    $        15.31    $        37.57    $        11.53    $        35.42
                                                                --------------------------------------------------------------------
ADVISOR CLASS:
 Net assets, at value ......................................    $   26,490,518    $  128,095,611    $  273,862,532    $  595,684,655
                                                                --------------------------------------------------------------------
 Shares outstanding ........................................         1,682,662         3,368,338        23,133,393        16,417,981
                                                                --------------------------------------------------------------------
 Net asset value and maximum offering price
   per share(a) ............................................    $        15.74    $        38.03    $        11.84    $        36.28
                                                                --------------------------------------------------------------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                     Semiannual Report | See notes to financial statements. | 77

FRANKLIN STRATEGIC SERIES

STATEMENTS OF OPERATIONS
for the six months ended October 31, 2005 (unaudited)

                                                           ------------------------------------------------------------------------
                                                               FRANKLIN          FRANKLIN           FRANKLIN           FRANKLIN
                                                              AGGRESSIVE         FLEX CAP           SMALL CAP        SMALL-MID CAP
                                                              GROWTH FUND       GROWTH FUND      GROWTH FUND II       GROWTH FUND
                                                           ------------------------------------------------------------------------
Investment income:
 Dividends:
  Unaffiliated issuers .................................   $       164,357    $     6,822,878    $     2,679,786    $    23,728,498
  Non-controlled affiliated issuers (Note 9) ...........                --                 --                 --          1,643,311
  Sweep Money Fund (Note 7) ............................           136,934          2,544,778            168,319          2,487,926
 Interest ..............................................                --                 --                 --          1,115,459
 Income from securities loaned - net ...................                --             91,195                 --          1,086,349
                                                           ------------------------------------------------------------------------
      Total investment income ..........................           301,291          9,458,851          2,848,105         30,061,543
                                                           ------------------------------------------------------------------------
Expenses:
 Management fees (Note 3a) .............................           380,282          5,167,299          3,088,232         18,619,717
 Administrative fees (Note 3b) .........................           158,591                 --          1,302,125                 --
 Distribution fees: (Note 3c)
  Class A ..............................................           111,691          2,168,431            888,167          8,810,357
  Class B ..............................................            86,984            701,283            552,602            172,064
  Class C ..............................................           128,376          1,627,706            860,799          3,504,642
  Class R ..............................................             8,247            198,485             12,331            150,419
 Transfer agent fees (Note 3e) .........................           367,452          2,577,910          1,455,637         11,200,513
 Custodian fees (Note 4) ...............................             1,298             19,517             16,849             84,922
 Reports to shareholders ...............................            24,748            144,335             67,036            303,562
 Registration and filing fees ..........................            24,730             51,411             45,556            169,389
 Professional fees .....................................             8,343             23,766             20,809             40,983
 Trustees' fees and expenses ...........................             1,115             13,472              9,450             82,492
 Other .................................................             2,822             35,672             20,225            198,467
                                                           ------------------------------------------------------------------------
      Total expenses ...................................         1,304,679         12,729,287          8,339,818         43,337,527
      Expense reductions (Note 4) ......................               (31)               (84)                (6)              (754)
                                                           ------------------------------------------------------------------------
       Net expenses ....................................         1,304,648         12,729,203          8,339,812         43,336,773
                                                           ------------------------------------------------------------------------
        Net investment income (loss) ...................        (1,003,357)        (3,270,352)        (5,491,707)       (13,275,230)
                                                           ------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments
   Unaffiliated Issuers ................................        10,621,869         75,703,615         70,765,349        364,643,252
   Non-controlled affiliated issuers (Note 9) ..........                --                 --                 --         30,206,577
  Foreign currency transactions ........................               682            (11,818)            26,387             50,652
                                                           ------------------------------------------------------------------------
        Net realized gain (loss) .......................        10,622,551         75,691,797         70,791,736        394,900,481
                                                           ------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)
  on investments .......................................        13,003,975         85,396,244         65,219,117        707,441,291
                                                           ------------------------------------------------------------------------
Net realized and unrealized gain (loss) ................        23,626,526        161,088,041        136,010,853      1,102,341,772
                                                           ------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations ...........................................   $    22,623,169    $   157,817,689    $   130,519,146    $ 1,089,066,542
                                                           ========================================================================


78 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

STATEMENTS OF CHANGES IN NET ASSETS

                                                           ------------------------------------------------------------------------
                                                                  FRANKLIN AGGRESSIVE                     FRANKLIN FLEX CAP
                                                                       GROWTH FUND                           GROWTH FUND
                                                           ------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                      SIX MONTHS ENDED
                                                           OCTOBER 31, 2005      YEAR ENDED      OCTOBER 31, 2005    YEAR ENDED
                                                              (UNAUDITED)      APRIL 30, 2005       (UNAUDITED)      APRIL 30, 2005
                                                           ------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .........................   $    (1,003,357)   $    (1,935,371)   $    (3,270,352)   $    (9,278,164)
  Net realized gain (loss) from investments and
    foreign currency transactions ......................        10,622,551         12,078,232         75,691,797        130,308,800
  Net change in unrealized appreciation
    (depreciation) on investments ......................        13,003,975           (830,115)        85,396,244          4,600,879)
                                                           ------------------------------------------------------------------------
        Net increase (decrease) in net assets
          resulting from operations ....................        22,623,169          9,312,746        157,817,689         76,429,757
                                                           ------------------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A .............................................        (5,505,868)       (11,496,514)       202,421,448        (13,092,591)
   Class B .............................................        (2,459,088)        (2,073,076)       (10,206,068)        (3,595,930)
   Class C .............................................        (2,292,620)        (7,287,508)        14,368,012        (11,762,550)
   Class R .............................................           105,795          1,197,531          8,032,670         22,351,261
   Advisor Class .......................................           133,778         (1,036,191)        50,808,237         73,833,648
                                                           ------------------------------------------------------------------------
 Total capital share transactions ......................       (10,018,003)       (20,695,758)       265,424,299         67,733,838
                                                           ------------------------------------------------------------------------
 Redemption fees .......................................               839              2,758             14,136             18,422
                                                           ------------------------------------------------------------------------
        Net increase (decrease) in net assets ..........        12,606,005        (11,380,254)       423,256,124        144,182,017
Net assets:
 Beginning of period ...................................       147,850,029        159,230,283      2,078,558,123      1,934,376,106
                                                           ------------------------------------------------------------------------
 End of period .........................................   $   160,456,034    $   147,850,029    $ 2,501,814,247    $ 2,078,558,123
                                                           =========================================================================
Undistributed net investment income (loss)
 included in net assets:
  End of period ........................................   $    (1,003,357)   $            --    $    (3,270,352)   $            --
                                                           =========================================================================


                     Semiannual Report | See notes to financial statements. | 79

FRANKLIN STRATEGIC SERIES

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                        ---------------------------------------------------------------------------
                                                                 FRANKLIN SMALL CAP                    FRANKLIN SMALL-MID CAP
                                                                   GROWTH FUND II                           GROWTH FUND
                                                        SIX MONTHS ENDED                        SIX MONTHS ENDED
                                                        OCTOBER 31, 2005       YEAR ENDED       OCTOBER 31, 2005       YEAR ENDED
                                                           (UNAUDITED)       APRIL 30, 2005        (UNAUDITED)      APRIL 30, 2005
                                                        ---------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income (loss) ....................    $    (5,491,707)    $   (13,576,520)    $   (13,275,230)    $   (27,517,128)
   Net realized gain (loss) from investments
    and foreign currency transactions ..............         70,791,736         143,434,247         394,900,481         784,604,017
   Net change in unrealized appreciation
    (depreciation) on investments ..................         65,219,117        (114,371,123)        707,441,291        (289,130,102)
                                                        ---------------------------------------------------------------------------
       Net increase (decrease) in net assets
         resulting from operations .................        130,519,146          15,486,604       1,089,066,542         467,956,787
                                                        ---------------------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A .........................................       (228,730,131)       (154,630,443)       (851,517,888)     (1,132,754,446)
   Class B .........................................        (10,725,577)        (17,538,958)         (2,423,776)          4,360,345
   Class C .........................................        (18,075,643)        (37,234,680)        (57,726,604)       (144,750,592)
   Class R .........................................             59,687            (183,822)         10,706,977          10,639,889
   Advisor Class ...................................         15,734,896          21,541,213         192,758,161          13,620,527
                                                        ---------------------------------------------------------------------------
 Total capital share transactions ..................       (241,736,768)       (188,046,690)       (708,203,130)     (1,248,884,277)
                                                        ---------------------------------------------------------------------------
 Redemption fees ...................................              1,865               2,869              26,088              69,252
                                                        ---------------------------------------------------------------------------
       Net increase (decrease) in net assets .......       (111,215,757)       (172,557,217)        380,889,500        (780,858,238)
Net assets:
 Beginning of period ...............................      1,273,896,003       1,446,453,220       7,724,731,425       8,505,589,663
                                                        ---------------------------------------------------------------------------
 End of period .....................................    $ 1,162,680,246     $ 1,273,896,003     $ 8,105,620,925     $ 7,724,731,425
                                                        ===========================================================================
 Undistributed net investment income (loss)
  included in net assets:
   End of period ...................................    $    (5,491,707)    $            --     $    (2,862,670)    $    10,412,560
                                                        ===========================================================================


80 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twelve separate series. All funds included in this report (the Funds) are diversified except the Franklin Flex Cap Growth Fund. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to


                                                          Semiannual Report | 81

FRANKLIN STRATEGIC SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. The Funds may also enter into repurchase agreements. Repurchase agreements are accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At October 31, 2005, all repurchase agreements held by the Funds had been entered into on that date.

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


82 | Semiannual Report

FRANKLIN STRATEGIC SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITIES LENDING

The Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund loan securities to certain brokers through a securities lending agent for which they receive cash and securities collateral against the loaned securities in an amount initially equal to at least 102% of the market value of the loaned securities. The cash collateral is invested in short-term instruments as noted in the Statement of Investments. The securities received as collateral are held in a segregated account with the funds' custodian on the funds' behalf. The funds receive interest income from the investment of cash collateral and from the securities held as collateral, adjusted by lender fees and broker rebates. At October 31, 2005, the market values of securities on loan were $47,715,992 and $475,475,658, respectively, for which the funds' custodian held cash collateral valued at $48,028,000 and $478,758,000, respectively. The funds bear the risk of loss with respect to the investment of the cash collateral and the securities loaned. The securities lending agent has agreed to indemnify the funds in the case of default of any securities borrower.

F. INCOME TAXES

No provision has been made for U.S. income taxes because each Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of their operations. Temporary differences are not reclassified, as they will reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.


                                                          Semiannual Report | 83

FRANKLIN STRATEGIC SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date (30 days or less prior to June 1, 2004 for the Franklin Small Cap Growth Fund II and the Franklin Small-Mid Cap Growth Fund). The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Funds offer five classes of shares: Class A, Class B, Class C, Class R and Advisor Class. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.


84 | Semiannual Report

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

At October 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                        ---------------------------------------------------------------------------
                                                                      FRANKLIN                                 FRANKLIN
                                                               AGGRESSIVE GROWTH FUND                   FLEX CAP GROWTH FUND
                                                        ---------------------------------------------------------------------------
                                                             SHARES             AMOUNT                SHARES              AMOUNT
                                                        ---------------------------------------------------------------------------
CLASS A SHARES:
Six months ended October 31, 2005
 Shares sold ...................................             550,407        $   8,116,337           10,639,101        $ 399,239,442
 Shares redeemed ...............................            (926,321)         (13,622,205)          (5,250,386)        (196,817,994)
                                                        ---------------------------------------------------------------------------
 Net increase (decrease) .......................            (375,914)       $  (5,505,868)           5,388,715        $ 202,421,448
                                                        ===========================================================================
Year ended April 30, 2005
 Shares sold ...................................           1,232,860        $  16,815,210            9,680,502        $ 342,784,116
 Shares redeemed ...............................          (2,106,694)         (28,311,724)         (10,138,711)        (355,876,707)
                                                        ---------------------------------------------------------------------------
 Net increase (decrease) .......................            (873,834)       $ (11,496,514)            (458,209)       $ (13,092,591)
                                                        ===========================================================================
CLASS B SHARES:
Six months ended October 31, 2005
 Shares sold ...................................              19,495        $     277,664               98,813        $   3,522,780
 Shares redeemed ...............................            (193,167)          (2,736,752)            (385,628)         (13,728,848)
                                                        ---------------------------------------------------------------------------
 Net increase (decrease) .......................            (173,672)       $  (2,459,088)            (286,815)       $ (10,206,068)
                                                        ===========================================================================
Year ended April 30, 2005
 Shares sold ...................................             168,584        $   2,203,100              538,201        $  18,051,032
 Shares redeemed ...............................            (324,292)          (4,276,176)            (642,071)         (21,646,962)
                                                        ---------------------------------------------------------------------------
 Net increase (decrease) .......................            (155,708)       $  (2,073,076)            (103,870)       $  (3,595,930)
                                                        ===========================================================================
CLASS C SHARES:
Six months ended October 31, 2005
 Shares sold ...................................              89,932        $   1,277,134            1,350,192        $  48,222,830
 Shares redeemed ...............................            (252,863)          (3,569,754)            (949,050)         (33,854,818)
                                                        ---------------------------------------------------------------------------
 Net increase (decrease) .......................            (162,931)       $  (2,292,620)             401,142        $  14,368,012
                                                        ===========================================================================
Year ended April 30, 2005
 Shares sold ...................................             249,194        $   3,255,629            1,604,564        $  54,440,891
 Shares redeemed ...............................            (809,895)         (10,543,137)          (1,966,987)         (66,203,441)
                                                        ---------------------------------------------------------------------------
 Net increase (decrease) .......................            (560,701)       $  (7,287,508)            (362,423)       $ (11,762,550)
                                                        ===========================================================================
CLASS R SHARES:
Six months ended October 31, 2005
 Shares sold ...................................              36,174        $     531,891              463,842        $  17,154,811
 Shares redeemed ...............................             (29,057)            (426,096)            (245,433)          (9,122,141)
                                                        ---------------------------------------------------------------------------
 Net increase (decrease) .......................               7,117        $     105,795              218,409        $   8,032,670
                                                        ===========================================================================
Year ended April 30, 2005
 Shares sold ...................................             134,439        $   1,799,280            1,038,716        $  36,498,408
 Shares redeemed ...............................             (45,539)            (601,749)            (403,277)         (14,147,147)
                                                        ---------------------------------------------------------------------------
 Net increase (decrease) .......................              88,900        $   1,197,531              635,439        $  22,351,261
                                                        ===========================================================================


                                                          Semiannual Report | 85

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                       ----------------------------------------------------------------------------
                                                                    FRANKLIN                                   FRANKLIN
                                                             AGGRESSIVE GROWTH FUND                     FLEX CAP GROWTH FUND
                                                       ----------------------------------------------------------------------------
                                                          SHARES             AMOUNT                   SHARES             AMOUNT
                                                       ----------------------------------------------------------------------------
ADVISOR CLASS SHARES:
Six months ended October 31, 2005
 Shares sold ...............................              152,206       $     2,276,455             1,360,295       $    51,102,914
 Shares redeemed ...........................             (143,084)           (2,142,677)               (7,820)             (294,677)
                                                     ------------------------------------------------------------------------------
 Net increase (decrease) ...................                9,122       $       133,778             1,352,475       $    50,808,237
                                                     ==============================================================================
Year ended April 30, 2005a
 Shares sold ...............................              242,685       $     3,334,333             2,018,257       $    73,920,574
 Shares redeemed ...........................             (321,388)           (4,370,524)               (2,394)              (86,926)
                                                     ------------------------------------------------------------------------------
 Net increase (decrease) ...................              (78,703)      $    (1,036,191)            2,015,863       $    73,833,648
                                                     ==============================================================================

                                                     ------------------------------------------------------------------------------
                                                                   FRANKLIN                                   FRANKLIN
                                                           SMALL CAP GROWTH FUND II                  SMALL-MID CAP GROWTH FUND
                                                     ------------------------------------------------------------------------------
                                                          SHARES             AMOUNT                  SHARES             AMOUNT
                                                     ------------------------------------------------------------------------------
CLASS A SHARES:
Six months ended October 31, 2005
 Shares sold ...............................            4,729,884       $    55,788,542            17,195,865       $   601,788,673
 Shares redeemed ...........................          (23,588,563)         (284,518,673)          (41,402,812)       (1,453,306,561)
                                                     ------------------------------------------------------------------------------
 Net increase (decrease) ...................          (18,858,679)      $  (228,730,131)          (24,206,947)      $  (851,517,888)
Year ended April 30, 2005
 Shares sold ...............................           15,269,135       $   166,066,954            42,423,181       $ 1,329,416,397
 Shares redeemed ...........................          (29,402,084)         (320,697,397)          (78,191,573)       (2,462,170,843)
                                                     ------------------------------------------------------------------------------
 Net increase (decrease) ...................          (14,132,949)      $  (154,630,443)          (35,768,392)      $(1,132,754,446)
                                                     ==============================================================================
CLASS B SHARES:
Six months ended October 31, 2005
 Shares sold ...............................               17,448       $       204,079                40,069       $     1,373,783
 Shares redeemed ...........................             (966,230)          (10,929,656)             (111,314)           (3,797,559)
                                                     ------------------------------------------------------------------------------
 Net increase (decrease) ...................             (948,782)      $   (10,725,577)              (71,245)      $    (2,423,776)
                                                     ==============================================================================
Year ended April 30, 2005
 Shares sold ...............................              142,615       $     1,499,723               298,767       $     9,156,433
 Shares redeemed ...........................           (1,790,441)          (19,038,681)             (156,836)           (4,796,088)
                                                     ------------------------------------------------------------------------------
 Net increase (decrease) ...................           (1,647,826)      $   (17,538,958)              141,931       $     4,360,345
                                                     ==============================================================================
CLASS C SHARES:
Six months ended October 31, 2005
 Shares sold ...............................              215,013       $     2,438,068               605,016       $    20,030,782
 Shares redeemed ...........................           (1,816,412)          (20,513,711)           (2,354,078)          (77,757,386)
                                                     ------------------------------------------------------------------------------
 Net increase (decrease) ...................           (1,601,399)      $   (18,075,643)           (1,749,062)      $   (57,726,604)
                                                     ==============================================================================
Year ended April 30, 2005
 Shares sold ...............................              721,864       $     7,652,478             1,664,298       $    50,085,764
 Shares redeemed ...........................           (4,215,413)          (44,887,158)           (6,482,845)         (194,836,356)
                                                     ------------------------------------------------------------------------------
 Net increase (decrease) ...................           (3,493,549)      $   (37,234,680)           (4,818,547)      $  (144,750,592)
                                                     ==============================================================================


86 | Semiannual Report

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                        ---------------------------------------------------------------------------
                                                                       FRANKLIN                                 FRANKLIN
                                                               SMALL CAP GROWTH FUND II                SMALL-MID CAP GROWTH FUND
                                                        ---------------------------------------------------------------------------
                                                            SHARES              AMOUNT                 SHARES             AMOUNT
                                                        ---------------------------------------------------------------------------
CLASS R SHARES:
Six months ended October 31, 2005
 Shares sold ...................................              41,791        $     487,260              739,131        $  25,618,081
 Shares redeemed ...............................             (36,001)            (427,573)            (438,588)         (14,911,104)
                                                        ---------------------------------------------------------------------------
 Net increase (decrease) .......................               5,790        $      59,687              300,543        $  10,706,977
                                                        ===========================================================================
Year ended April 30, 2005
 Shares sold ...................................             199,611        $   2,183,942              965,638        $  30,392,161
 Shares redeemed ...............................            (215,963)          (2,367,764)            (624,840)         (19,752,272)
                                                        ---------------------------------------------------------------------------
 Net increase (decrease) .......................             (16,352)       $    (183,822)             340,798        $  10,639,889
                                                        ===========================================================================
ADVISOR CLASS SHARES:
Six months ended October 31, 2005
 Shares sold ...................................           2,765,280        $  32,713,154            8,660,770        $ 308,358,910
 Shares redeemed ...............................          (1,412,953)         (16,978,258)          (3,202,012)        (115,600,749)
                                                        ---------------------------------------------------------------------------
 Net increase (decrease) .......................           1,352,327        $  15,734,896            5,458,758        $ 192,758,161
                                                        ===========================================================================
Year ended April 30, 2005
 Shares sold ...................................           4,549,795        $  49,882,770            4,597,299        $ 148,878,750
 Shares redeemed ...............................          (2,534,202)         (28,341,557)          (4,311,876)        (135,258,223)
                                                        ---------------------------------------------------------------------------
 Net increase (decrease) .......................           2,015,593        $  21,541,213              285,423        $  13,620,527
                                                        ===========================================================================

(a) For the period August 2, 2004 (effective date) to April 30, 2005 for the Franklin Flex Cap Growth Fund.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

---------------------------------------------------------------------------------------------
SUBSIDIARY                                                           AFFILIATION
---------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                   Investment manager
Franklin Templeton Services, LLC (FT Services)                       Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                 Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)        Transfer agent


                                                          Semiannual Report | 87

FRANKLIN STRATEGIC SERIES

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund pay an investment management fee to Advisers based on the average daily net assets of the funds as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
        0.625%          Up to and including $100 million
        0.500%          Over $100 million, up to and including $250 million
        0.450%          Over $250 million, up to and including $10 billion
        0.440%          Over $10 billion, up to and including $12.5 billion
        0.420%          Over $12.5 billion, up to and including $15 billion
        0.400%          In excess of $15 billion

The Franklin Aggressive Growth Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
        0.500%          Up to and including $500 million
        0.400%          Over $500 million, up to and including $1 billion
        0.350%          Over $1 billion, up to and including $1.5 billion
        0.300%          Over $1.5 billion, up to and including $6.5 billion
        0.275%          Over $6.5 billion, up to and including $11.5 billion
        0.250%          Over $11.5 billion, up to and including $16.5 billion
        0.240%          Over $16.5 billion, up to and including $19 billion
        0.230%          Over $19 billion, up to and including $21.5 billion
        0.220%          In excess of $21.5 billion

The Franklin Small Cap Growth Fund II pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
        0.550%          Up to and including $500 million
        0.450%          Over $500 million, up to and including $1 billion
        0.400%          Over $1 billion, up to and including $1.5 billion
        0.350%          Over $1.5 billion, up to and including $6.5 billion
        0.325%          Over $6.5 billion, up to and including $11.5 billion
        0.300%          Over $11.5 billion, up to and including $16.5 billion
        0.290%          Over $16.5 billion, up to and including $19 billion
        0.280%          Over $19 billion, up to and including $21.5 billion
        0.270%          In excess of $21.5 billion


88 | Semiannual Report

FRANKLIN STRATEGIC SERIES

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Franklin Aggressive Growth Fund and the Franklin Small Cap Growth Fund II pay an administrative fee to FT Services of 0.20% per year of each of the fund's average daily net assets.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund. The fee is paid by Advisers based on average daily net assets of each of the funds, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the funds' Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the sale and distribution of each fund's shares up to a certain percentage per year of its average daily net assets as follows:

                                           -----------------------------------------
                                            FRANKLIN      FRANKLIN       FRANKLIN
                                           AGGRESSIVE     FLEX CAP     SMALL-MID CAP
                                           GROWTH FUND   GROWTH FUND    GROWTH FUND
                                           -----------------------------------------
Class A ..............................        0.35%         0.25%          0.25%

Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the sale and distribution of each Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

                                        ---------------------------------------------------------
                                         FRANKLIN      FRANKLIN       FRANKLIN        FRANKLIN
                                        AGGRESSIVE     FLEX CAP       SMALL CAP     SMALL-MID CAP
                                        GROWTH FUND   GROWTH FUND  GROWTH FUND II    GROWTH FUND
                                        ---------------------------------------------------------
Class A..............................        --            --           0.35%               --
Class B..............................      1.00%         1.00%          1.00%           1.00%
Class C..............................      1.00%         1.00%          1.00%           1.00%
Class R..............................      0.50%         0.50%          0.50%           0.50%


                                                          Semiannual Report | 89

FRANKLIN STRATEGIC SERIES

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                              ---------------------------------------------------------
                                               FRANKLIN      FRANKLIN       FRANKLIN        FRANKLIN
                                              AGGRESSIVE     FLEX CAP       SMALL CAP     SMALL-MID CAP
                                              GROWTH FUND   GROWTH FUND  GROWTH FUND II    GROWTH FUND
                                              ---------------------------------------------------------
Net sales charges received(a)...........        $18,940      $640,082        $ 12,056        $196,483
Contingent deferred sales charges
  retained..............................        $24,196      $158,568        $102,389        $ 60,132

(a)   Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were retained by Investor Services:

                                              ---------------------------------------------------------
                                               FRANKLIN      FRANKLIN       FRANKLIN        FRANKLIN
                                              AGGRESSIVE     FLEX CAP       SMALL CAP     SMALL-MID CAP
                                              GROWTH FUND   GROWTH FUND  GROWTH FUND II    GROWTH FUND
                                              ---------------------------------------------------------
Transfer agent fees...................         $276,555    $1,724,425        $733,847      $4,638,558

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended October 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At April 30, 2005, the Funds had tax basis capital losses which may be carried over to offset future capital gains, if any. The capital loss carryforwards were as follows:

                                                                    ---------------------------------
                                                                        FRANKLIN         FRANKLIN
                                                                       AGGRESSIVE        FLEX CAP
                                                                       GROWTH FUND      GROWTH FUND
                                                                    ---------------------------------
Capital loss carryforwards expiring in:
 2009...........................................................    $    2,232,725      $         --
 2010...........................................................       129,882,253       173,404,372
 2011...........................................................        47,112,100       191,041,838
                                                                    --------------------------------
                                                                    $  179,227,078      $364,446,210
                                                                    ================================


90 | Semiannual Report

FRANKLIN STRATEGIC SERIES

5. INCOME TAXES (CONTINUED)

                                                                ------------------------------------
                                                                   FRANKLIN              FRANKLIN
                                                                   SMALL CAP          SMALL-MID CAP
                                                                GROWTH FUND II         GROWTH FUND
                                                                ------------------------------------
Capital loss carryforwards expiring in:
 2011 .....................................................     $   118,506,075      $   570,376,033
                                                                ====================================

At October 31, 2005, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                                ------------------------------------
                                                                    FRANKLIN            FRANKLIN
                                                                   AGGRESSIVE            FLEX CAP
                                                                   GROWTH FUND         GROWTH FUND
                                                                ------------------------------------
Cost of investments .......................................     $   130,725,779      $ 1,984,206,885
                                                                ====================================
Unrealized appreciation ...................................     $    28,871,414      $   588,888,413
Unrealized depreciation ...................................          (1,195,703)         (55,766,607)
                                                                ------------------------------------
Net unrealized appreciation (depreciation) ................     $    27,675,711      $   533,121,806
                                                                ====================================

                                                                ------------------------------------
                                                                    FRANKLIN            FRANKLIN
                                                                    SMALL CAP         SMALL-MID CAP
                                                                 GROWTH FUND II        GROWTH FUND
                                                                ------------------------------------
Cost of investments .......................................     $   946,133,148      $ 7,075,737,273
                                                                ====================================
Unrealized appreciation ...................................     $   278,719,096      $ 1,958,706,474
Unrealized depreciation ...................................         (69,413,014)        (441,424,471)
                                                                ------------------------------------
Net unrealized appreciation (depreciation) ................     $   209,306,082      $ 1,517,282,003
                                                                ====================================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended October 31, 2005, were as follows:

                                           --------------------------------------------------------------------------
                                               FRANKLIN            FRANKLIN             FRANKLIN          FRANKLIN
                                              AGGRESSIVE           FLEX CAP             SMALL CAP      SMALL-MID CAP
                                             GROWTH FUND         GROWTH FUND        GROWTH FUND II      GROWTH FUND
                                           --------------------------------------------------------------------------
Purchases ......................           $  138,992,843       $1,081,353,360      $  238,038,632     $1,481,832,997
Sales ..........................           $  142,070,450       $  713,212,589      $  472,355,994     $2,398,186,018


                                                          Semiannual Report | 91

FRANKLIN STRATEGIC SERIES

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. RESTRICTED AND ILLIQUID SECURITIES

At October 31, 2005, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration under the Securities Act of 1933, unless the sale is pursuant to an exemption under the 1933 Act. The Funds have registration rights for all restricted securities held at period end. The issuer generally incurs all registrations costs.

A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At October 31, 2005, the funds held investments in restricted and illiquid securities, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

---------------------------------------------------------------------------------------------------------------------------
                                                                                  ACQUISITION
  SHARES        ISSUER                                                                DATE           COST         VALUE
---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLEX CAP GROWTH FUND
     145,772    Anda Networks, cvt. pfd., D .....................................    3/24/00     $ 2,000,000    $        --
   2,227,171    Fibrogen Inc., cvt. pfd., E .....................................    5/19/00       9,999,998     10,133,628
     124,712    Kestrel Solutions, cvt. pfd., D .................................    1/20/00       1,624,997             --
     772,727    Masimo Corp., cvt. pfd., F ......................................    5/15/00       8,499,997      4,249,999
                                                                                                                -----------
                Total Restricted and Illiquid Securities (0.57% of Net Assets) .............................    $14,383,627
                                                                                                                ===========
  FRANKLIN SMALL-MID CAP GROWTH FUND
     364,431    Anda Networks, cvt. pfd., D .....................................    3/24/00     $ 5,000,000    $        --
   1,792,573    Foveon Inc., cvt. pfd., D, 144A .................................    4/08/02      13,999,995        201,665
   2,597,593    Foveon Inc., cvt. pfd., E, 144A .................................    5/31/05       2,635,024      2,635,024
     239,831    Kestrel Solutions, cvt. pfd., D .................................    1/20/00       3,124,998             --
     682,128    Mirapoint Inc., 144A ............................................    9/09/99       4,999,998             --
     301,660    Mirapoint Inc., pfd .............................................    7/07/05         561,391        561,391
                                                                                                                -----------
                Total Restricted and Illiquid Securities (0.04% of Net Assets) .............................    $ 3,398,080
                                                                                                                ===========


92 | Semiannual Report

SEMIANNUAL REPORT  | FRANKLIN STRATEGIC SERIES

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Small-Mid Cap Growth Fund at October 31, 2005, were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                                             NUMBER                                NUMBER
                                            OF SHARES                            OF SHARES
                                             HELD AT                               HELD AT                                 REALIZED
                                            BEGINNING      GROSS       GROSS       END OF     VALUE AT      INVESTMENT     CAPITAL
NAME OF ISSUER                              OF PERIOD    ADDITIONS  REDUCTIONS     PERIOD   END OF PERIOD     INCOME     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Adolor Corp. ............................   1,000,000    1,073,360          --   2,073,360   $ 21,977,616   $       --  $        --
Advanced Neuromodulation Systems Inc ....   1,281,200      100,000     761,200     620,000             (a)          --   17,880,894
Cabot Corp. .............................   3,232,600           --   1,990,500   1,242,100             (a)     890,912    8,104,429
Gibraltar Industries Inc. ...............   1,785,650           --     470,977   1,314,673             (a)     168,491    4,221,254
Stereotaxis Inc. ........................   1,463,200           --          --   1,463,200     10,388,720           --           --
Tektronix Inc. ..........................   4,865,900           --          --   4,865,900    111,818,382      583,908           --
TOTAL NON-CONTROLLED AFFILIATES                                                              --------------------------------------
  (1.78% of Net Assets)                                                                      $144,184,718   $1,643,311  $30,206,577
                                                                                             ======================================

(a)   As of October 31, 2005, no longer an affiliate.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds in March, 2005. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.


                                                          Semiannual Report | 93

SEMIANNUAL REPORT  | FRANKLIN STRATEGIC SERIES

10. REGULATORY MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


94 | Semiannual Report

FRANKLIN STRATEGIC SERIES

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 95

                       This page intentionally left blank.

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

National Funds
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
Tax-Free Income Fund
Federal Intermediate-Term
Tax-Free Income Fund
New York Intermediate-Term
Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)
Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)   Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                          Not part of the semiannual report

      [LOGO](R)
  FRANKLIN TEMPLETON       One Franklin Parkway
     INVESTMENTS           San Mateo, CA 94403-1906


|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN STRATEGIC SERIES

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FSS1 S2005 12/05










                  [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                       OCTOBER 31, 2005
--------------------------------------------------------------------------------

                                               Franklin Biotechnology
                                               Discovery Fund

                                               Franklin Global
                                               Communications Fund

                                               Franklin Global Health Care Fund

                                               Franklin Natural Resources Fund

                                               Franklin Technology Fund

--------------------------------------------------------------------------------
       SEMIANNUAL REPORT AND SHAREHOLDER LETTER                 SECTOR
--------------------------------------------------------------------------------

            FRANKLIN STRATEGIC SERIES                  WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?

                                                       Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                              FRANKLIN TEMPLETON INVESTMENTS

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the semiannual report

CONTENTS

SHAREHOLDER LETTER .........................................................   1

SEMIANNUAL REPORT

Economic and Market Overview ...............................................   4

Franklin Biotechnology Discovery Fund ......................................   6

Franklin Global Communications Fund ........................................  13

Franklin Global Health Care Fund ...........................................  20

Franklin Natural Resources Fund ............................................  27

Franklin Technology Fund ...................................................  35

Financial Highlights and Statements of Investments .........................  44

Financial Statements .......................................................  75

Notes to Financial Statements ..............................................  84

Shareholder Information ....................................................  99

--------------------------------------------------------------------------------

SEMIANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW

During the six months ended October 31, 2005, domestic economic expansion was driven by strength across most industries, sectors and regions. Gross domestic product (GDP) rose during the period, benefiting primarily from increased personal consumption, business investment and federal spending. Slower export growth combined with greater demand for imported goods and materials fueled a widening trade gap. The U.S. dollar rallied in 2005 driven largely by rising short-term domestic interest rates, and strong economic growth in the U.S. relative to many of its major trading partners.

Oil prices increased substantially during the period largely due to potential long-term supply limitations and strong growth in global demand, especially from China and India. Despite rising commodity prices, inflation remained relatively contained for the 12 months ended October 31, 2005, as measured by the 2.1% rise for the core Consumer Price Index (CPI).(1) With this inflation picture, the Federal Reserve Board raised the federal funds target rate from 2.75% to 3.75%, and said it would continue to undertake appropriate monetary policy action at a measured pace. Compared with the rise in short-term interest rates, long-term interest rates remained relatively stable, supporting overall robust housing and commercial real estate activity, which contributed to economic growth.

Many businesses enjoyed their widest profit margins on record, propelled largely by productivity gains. The labor market firmed as employment increased and the unemployment rate dropped from 5.2% to 5.0% during the reporting period.(1) Personal income rose, and hiring rebounded in many industries, bolstered by healthy business spending. However, late in the period consumer sentiment fell amid concerns about rising energy costs.

(1) Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


4 | Semiannual Report

In this environment, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +3.57%, while the broader Standard & Poor's 500 Composite Index (S&P 500) and the technology-heavy NASDAQ Composite Index returned +5.26% and +10.78%.(2)

(2) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2005. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                                                           Semiannual Report | 5

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Biotechnology Discovery Fund seeks capital appreciation by investing at least 80% of its net assets in securities of biotechnology companies and discovery research firms located in the U.S. and other countries.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO BREAKDOWN
Franklin Biotechnology Discovery Fund
Based on Total Net Assets as of 10/31/05

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Biotechnology ................................  85.6%
Other Pharmaceuticals ........................   9.2%
Medical Specialties ..........................   1.7%
Short-Term Investments & Other Net Assets ....   3.5%
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Biotechnology Discovery Fund's semiannual report for the period ended October 31, 2005.

PERFORMANCE OVERVIEW

Franklin Biotechnology Discovery Fund - Class A delivered a +17.52% cumulative total return for the six months under review. The Fund outperformed its narrow benchmark, the NASDAQ Biotechnology Index, which returned +16.71% over the same period. The Fund also outperformed the broader market, as measured by the Standard & Poor's 500 Composite Index (S&P 500) and NASDAQ Composite Index, which returned +5.26% and +10.78% for the six-month period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

(1) Source: Standard & Poor's Micropal. The NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The index was developed with a base value of 200 as of 11/1/93. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 45.


6 | Semiannual Report

INVESTMENT STRATEGY

The Fund is managed using a bottom-up approach to individual stock selection, with a focus on fundamental analysis and primary research. We look for biotechnology, biopharmaceutical and platform technology companies that possess products with favorable competitive profiles, large market opportunities and strong intellectual property, supported by thoughtful clinical and market development strategies. Our assessment of these products is based on extensive primary research and due diligence and includes, but is not limited to, a thorough review of medical literature, consultation of community and academic physicians, and attendance at scientific meetings and symposia. Additionally, we favor companies with excellent management, strong financial characteristics and attractive valuations.

MANAGER'S DISCUSSION

Fund performance benefited from several holdings during the period. The Fund's biggest absolute contributor to overall performance was Amgen. Amgen was the Fund's largest position and returned 30% during the six-month period. One of the primary reasons that Amgen's stock performed well was the strong earnings growth the company reported in the second quarter.

Relative to our benchmark, the biggest contributor to performance was Genentech. Genentech was up 28% during the period for two reasons. First, the company announced and presented positive data from a phase III trial for Lucentis, which treats age-related macular degeneration. Results were better than expected and suggested greater efficacy than competing drugs, Visudyne and Macugen. Second, Genentech acquired a large manufacturing facility from Biogen Idec. This seemed to alleviate concerns that the company would run out of manufacturing capacity given the strong growth outlook for its antibody products Avastin, Herceptin and Lucentis.

The top two performing stocks on an absolute return basis, and important contributors to performance, were Cotherix and Cubist Pharmaceuticals. Cotherix rose 187% due to a better-than-expected launch with its first approved drug, Ventavis. Ventavis is the first inhaled prostacyclin for the treatment of pulmonary arterial hypertension. Cubist advanced 123% during the period largely due to positive results from a phase III trial for additional uses of its marketed drug Cubicin, which treats endocarditis and bacteremia infections. We believe these results should expand the market opportunity for Cubicin and move the company toward sustainable profitability.

There were some detractors from performance during the period. OSI Pharmaceuticals was the largest detractor on an absolute basis. OSI Pharmaceuticals' shares declined following the announcement that it would


                                                           Semiannual Report | 7

TOP 10 EQUITY HOLDINGS
Franklin Biotechnology Discovery Fund
10/31/05

-----------------------------------------------------
COMPANY                                    % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                   NET ASSETS
-----------------------------------------------------
Amgen Inc.                                       9.1%
  BIOTECHNOLOGY, U.S.
-----------------------------------------------------
Gilead Sciences Inc.                             6.3%
  BIOTECHNOLOGY, U.S.
-----------------------------------------------------
Genentech Inc.                                   6.1%
  BIOTECHNOLOGY, U.S.
-----------------------------------------------------
Genzyme Corp.                                    5.8%
  BIOTECHNOLOGY, U.S.
-----------------------------------------------------
Biogen Idec Inc.                                 5.6%
  BIOTECHNOLOGY, U.S.
-----------------------------------------------------
MedImmune Inc.                                   4.2%
  BIOTECHNOLOGY, U.S.
-----------------------------------------------------
Celgene Corp.                                    4.0%
  BIOTECHNOLOGY, U.S.
-----------------------------------------------------
Cubist Pharmaceuticals Inc.                      2.4%
  BIOTECHNOLOGY, U.S.
-----------------------------------------------------
Sepracor Inc.                                    2.3%
  OTHER PHARMACEUTICALS, U.S.
-----------------------------------------------------
Alkermes Inc.                                    2.0%
  BIOTECHNOLOGY, U.S.
-----------------------------------------------------

acquire Eyetech Pharmaceuticals. Although the acquisition diversified OSI's business, it did so by acquiring a company with a deteriorating outlook. OSI shares fell 51% for the period.

Eyetech Pharmaceuticals also negatively impacted the Fund during the period as its shares declined 23% in value despite the acquisition by OSI Pharmaceuticals. The decline was in response to the positive data announced by Genentech on its Lucentis phase III trial as stated earlier. Eyetech's lead product, Macugen, will likely be negatively impacted by Lucentis's anticipated launch in 2006.

Lastly, Medicines Co. performed poorly, declining 20% in value largely due to weak Angiomax sales trends. Angiomax sales experienced meager growth in 2005 for several reasons. First, a sales force reorganization caused some disruption. Second, inventories at the hospital level were too high at the beginning of the year. Third, wholesalers significantly reduced inventory levels following the completion of inventory management agreements with the company.

Thank you for your continued participation in Franklin Biotechnology Discovery Fund. We look forward to serving your future investment needs.


                              /s/ Evan McCulloch
[PHOTO OMITTED]
                              Evan McCulloch, CFA
                              Portfolio Manager
                              Franklin Biotechnology Discovery Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


8 | Semiannual Report

PERFORMANCE SUMMARY AS OF 10/31/05

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

-------------------------------------------------------------------------------
CLASS A (SYMBOL: FBDIX)                     CHANGE      10/31/05        4/30/05
-------------------------------------------------------------------------------
Net Asset Value (NAV)                      +$ 8.06       $ 54.11        $ 46.05
-------------------------------------------------------------------------------

PERFORMANCE(1)

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE THE MAXIMUM SALES CHARGE.

-----------------------------------------------------------------------------------------------------
CLASS A                                    6-MONTH         1-YEAR       5-YEAR    INCEPTION (9/15/97)
-----------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                  +17.52%         +8.59%      -35.19%         +121.73%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return(3)              +10.77%         +2.34%       -9.39%           +9.49%
-----------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)             $11,077        $10,234       $6,108          $20,894
-----------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(5)                         +3.59%      -10.46%          +10.19%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                           Semiannual Report | 9

ENDNOTES

INVESTING IN A NONDIVERSIFIED FUND CONCENTRATING IN THE BIOTECHNOLOGY SECTOR INVOLVES SPECIAL RISKS SUCH AS PATENT CONSIDERATIONS, PRODUCT LIABILITY, GOVERNMENT REGULATORY REQUIREMENTS AND REGULATORY APPROVAL FOR NEW DRUGS AND MEDICAL PRODUCTS. BIOTECHNOLOGY COMPANIES ARE OFTEN SMALL AND/OR RELATIVELY NEW. SMALLER COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGES IN ECONOMIC CONDITIONS AND HAVE LESS CERTAIN GROWTH PROSPECTS THAN LARGER, MORE ESTABLISHED COMPANIES AND CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

(1) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current maximum sales charge. Six-month return has not been annualized.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current maximum sales charge.

(5) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


10 | Semiannual Report

YOUR FUND'S EXPENSES

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                         VALUE 4/30/04     VALUE 10/31/05   PERIOD* 4/30/05-10/31/05
-----------------------------------------------------------------------------------------------------------
Actual                                            $ 1,000           $ 1,175.20              $ 6.85
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $ 1,000           $ 1,018.90              $ 6.36
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


12 | Semiannual Report

FRANKLIN GLOBAL COMMUNICATIONS FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Global Communications Fund seeks capital appreciation and current dividend and interest income, without undue risk, by investing at least 80% of its net assets in securities of companies that are involved in the development, manufacture or sale of communications services and communications equipment.

We are pleased to bring you Franklin Global Communications Fund's semiannual report for the period ended October 31, 2005.

PERFORMANCE OVERVIEW

Franklin Global Communications Fund - Class A delivered an +18.77% cumulative total return for the six months under review. The Fund outperformed its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which returned +5.26% for the same period.(1) Because the Fund invests in only a few of the index's sectors, performance of the Fund and the S&P 500 are not directly comparable. The Fund also outperformed the Lipper Telecommunications Funds Classification Average's +13.18% return for the same six-month period.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 16.

INVESTMENT STRATEGY

We use a fundamental, research-driven approach, focusing primarily on individual securities to choose companies we believe are positioned to grow earnings and cash flow at a faster pace than is implied by the security's current valuation. We consider a company's market price relative to our evaluation of its long-term earnings, asset value and cash flow potential. The quality of the management team and the company's strategic position within its industry are

(1) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2) Source: Lipper Inc. The Lipper Telecommunications Funds Classification Average is calculated by averaging the total return of all funds within the Lipper Telecommunications Funds classification in the Lipper Open-End underlying fund universe for the period indicated. Lipper Telecommunications Funds are defined as funds that invest at least 65% of their assets in the equity securities of domestic and foreign companies engaged in the development, manufacture or sale of telecommunications services or equipment. For the six months ended 10/31/05, there were 37 funds in this category. Lipper calculations do not include sales charges. Fund performance relative to the average may have differed if these or other factors had been considered. The average includes reinvestment of any income or distributions. One cannot invest directly in the average, nor is the average representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 51.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

GEOGRAPHIC BREAKDOWN
Franklin Global Communications Fund
Based on Total Net Assets as Of 10/31/05

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Americas                                        87.8%

Europe                                           5.3%

Asia                                             3.6%

Middle East & Africa                             1.5%

Australia & New Zeland                           1.0%

Short-Term Investments & Other Net Assets        0.8%


                                                          Semiannual Report | 13

PORTFOLIO BREAKDOWN
Franklin Global Communications Fund
Based on Total Net Assets as Of 10/31/05

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Wireless Communications                         24.8%

Major Telecommunications                        15.5%

Telecommunications Equipment                    13.6%

Specialty Telecommunications                     8.8%

Internet Software & Services                     6.7%

Broadcasting                                     5.1%

Advertising & Marketing Services                 4.4%

Computer Peripherals                             4.1%

Movies & Entertainment                           3.7%

Media Conglomerates                              2.9%

Computer Processing Hardware                     2.4%

Semiconductors                                   2.4%

Data Processing Services                         2.2%

Packaged Software                                1.7%

Cable & Satellite TV                             0.9%

Short-Term Investments & Other Net Assets        0.8%

also major considerations in our investment process. We also consider investment themes that we believe may have possible effects on the communications sector and individual companies.

MANAGER'S DISCUSSION

During the six months under review, the wireless telecommunications industry provided the greatest contribution to our overall results. We continued to favor wireless over wireline as we expected these growth trends to continue. Several factors support these overall trends. For example, wireless access in less developed countries with low wireless service penetration rates, or number of users, grew more rapidly than many industry analysts expected. Many of these nascent markets continued to hold the potential for strong wireless growth. Relative global economic stability, combined with the rollout of prepaid wireless plans, also fueled the industry's growth.

On a company-specific basis, three of the Fund's top performers are outlined below. America Movil is the dominant wireless service provider in Mexico and operates wireless service businesses in Brazil, Argentina, Peru, Colombia, Ecuador, Guatemala and El Salvador. These countries' markets had relatively low wireless penetration rates that experienced rapid growth driven by the introduction of pre-paid wireless plans and stabilized economies. Wireless is a cost-effective solution for telecommunications services in these countries.

NII Holdings is the Nextel wireless service provider operating in Mexico, Brazil, Argentina and Peru. We purchased the stock because we thought the company had an attractive stock valuation, a capable management team and a tremendous growth opportunity in its markets. NII's subscriber base grew faster than expected, translating into strong profitability. Recently the company acquired spectrum (the range of frequencies used by radio, TV, wireless, satellite and other technologies) that will allow Nextel's push-to-talk service (centering on a new wireless telephone handset which functions like a walkie-talkie) to be offered nationwide in Mexico.

Rogers Communications is a diversified Canadian communications and media company engaged in three primary lines of business. In Canada, Rogers Wireless is the largest wireless voice and data communications services provider, Rogers Cable is the biggest cable television provider, and Rogers Media is the premier collection of category-leading media assets with businesses in radio and television broadcasting.


14 | Semiannual Report

The media industry experienced particularly weak performance during the reporting period. Media companies faced threats to their core advertising businesses as new entrants, such as the Internet, competed for market share; and new technology allowing viewers to skip or avoid advertising proliferated. Additionally, the value of original content came into question as piracy threatened to change the economics of content creation.

Three media-related detractors to the Fund's overall results are described below. Viacom (media conglomerates) operates worldwide as a diversified entertainment company through five segments: cable networks, television, radio, outdoor and entertainment. Although this holding negatively impacted the Fund, we continued to own Viacom because of its strong asset base of content creating entities.

Walt Disney (media conglomerates), a diversified entertainment company, operates worldwide in four segments: media networks, parks and resorts, studio entertainment, and consumer products. We continued to hold this position also for its strong asset base of content creating entities.

DreamWorks Animation (movies and entertainment) engages in the development, production and use of computer generated animated feature films in theaters, home video, pay and free broadcast television, and ancillary markets. We sold this stock by period-end.

Thank you for your continued participation in Franklin Global Communications Fund. We look forward to serving your future investment needs.


                              /s/ Grant Bowers
[PHOTO OMITTED]
                              Grant Bowers
                              Portfolio Manager
                              Franklin Global Communications Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS
Franklin Global Communications Fund
10/31/05

-----------------------------------------------------
COMPANY                                    % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                   NET ASSETS
-----------------------------------------------------
America Movil SA de CV, L, ADR                   7.5%
  WIRELESS COMMUNICATIONS, MEXICO
-----------------------------------------------------
American Tower Corp., A                          5.1%
  SPECIALTY TELECOMMUNICATIONS, U.S.
-----------------------------------------------------
Rogers Communications Inc., B                    4.5%
  WIRELESS COMMUNICATIONS, CANADA
-----------------------------------------------------
Google Inc., A                                   4.4%
  INTERNET SOFTWARE & SERVICES, U.S.
-----------------------------------------------------
NII Holdings Inc.                                4.3%
  WIRELESS COMMUNICATIONS, U.S.
-----------------------------------------------------
Network Appliance Inc.                           4.1%
  COMPUTER PERIPHERALS, U.S.
-----------------------------------------------------
QUALCOMM Inc.                                    3.9%
  TELECOMMUNICATIONS EQUIPMENT, U.S.
-----------------------------------------------------
Verizon Communications Inc.                      3.1%
  MAJOR TELECOMMUNICATIONS, U.S.
-----------------------------------------------------
Nokia Corp., ADR                                 3.1%
  TELECOMMUNICATIONS EQUIPMENT, FINLAND
-----------------------------------------------------
Telus Corp.                                      3.0%
  MAJOR TELECOMMUNICATIONS, CANADA
-----------------------------------------------------


                                                          Semiannual Report | 15

PERFORMANCE SUMMARY AS OF 10/31/05

FRANKLIN GLOBAL COMMUNICATIONS FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

-------------------------------------------------------------------------------
CLASS A (SYMBOL: FRGUX)                     CHANGE      10/31/05        4/30/05
-------------------------------------------------------------------------------
Net Asset Value (NAV)                       +$1.49         $9.43          $7.94
-------------------------------------------------------------------------------
CLASS B (SYMBOL: N/A)                       CHANGE      10/31/05        4/30/05
-------------------------------------------------------------------------------
Net Asset Value (NAV)                       +$1.39         $8.98          $7.59
-------------------------------------------------------------------------------
CLASS C (SYMBOL: FRUTX)                     CHANGE      10/31/05        4/30/05
-------------------------------------------------------------------------------
Net Asset Value (NAV)                       +$1.39         $8.99          $7.60
-------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-------------------------------------------------------------------------------------------------------
CLASS A                                   6-MONTH         1-YEAR            5-YEAR          10-YEAR
-------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                 +18.77%        +13.62%           -39.28%          +32.66%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)             +12.00%         +7.06%           -10.56%           +2.26%
-------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)            $11,200        $10,706            $5,724          $12,501
-------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                       +16.52%           -11.23%           +2.37%
-------------------------------------------------------------------------------------------------------
CLASS B                                   6-MONTH         1-YEAR            5-YEAR   INCEPTION (1/1/99)
-------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                 +18.31%        +12.81%           -41.44%          -24.29%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)             +14.31%         +8.81%           -10.47%           -3.99%
-------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)            $11,431        $10,881            $5,752           $7,571
-------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                       +18.90%           -11.15%           -3.90%
-------------------------------------------------------------------------------------------------------
CLASS C                                   6-MONTH         1-YEAR            5-YEAR          10-YEAR
-------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                 +18.29%        +12.66%           -41.54%          +23.38%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)             +17.29%        +11.66%           -10.18%           +2.12%
-------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)            $11,729        $11,166            $5,846          $12,338
-------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                       +21.70%           -10.86%           +2.24%
-------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


16 | Semiannual Report

ENDNOTES

INVESTING IN A NONDIVERSIFIED, GLOBAL FUND CONCENTRATING IN A SINGLE INDUSTRY INVOLVES SPECIAL RISKS SUCH AS EXPOSURE TO CURRENCY FLUCTUATION AND INCREASED SUSCEPTIBILITY TO ECONOMIC, POLITICAL AND REGULATORY DEVELOPMENTS. INVESTING IN DEVELOPING MARKETS INVOLVES HEIGHTENED RISKS RELATED TO THE SAME FACTORS. BY FOCUSING ON COMMUNICATIONS COMPANIES, THE FUND CARRIES GREATER RISK OF ADVERSE DEVELOPMENTS AFFECTING THOSE COMPANIES THAN A MORE BROADLY INVESTED FUND. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. SMALLER OR RELATIVELY NEW COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS, AND THEIR PROSPECTS FOR GROWTH ARE LESS CERTAIN THAN LARGER COMPANIES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


                                                          Semiannual Report | 17

YOUR FUND'S EXPENSES

FRANKLIN GLOBAL COMMUNICATIONS FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


18 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                        VALUE 4/30/05     VALUE 10/31/05   PERIOD* 4/30/05-10/31/05
----------------------------------------------------------------------------------------------------------
Actual                                            $ 1,000          $ 1,187.70              $  8.05
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $ 1,000          $ 1,017.85              $  7.43
----------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------
Actual                                            $ 1,000          $ 1,183.10              $ 12.16
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $ 1,000          $ 1,014.06              $ 11.22
----------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------
Actual                                            $ 1,000          $ 1,182.90              $ 12.16
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $ 1,000          $ 1,014.06              $ 11.22
----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.46%; B: 2.21%; and C: 2.21%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                          Semiannual Report | 19

FRANKLIN GLOBAL HEALTH CARE FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: franklin global health care fund seeks capital appreciation by investing at least 80% of its net assets in securities of health care companies located throughout the world.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

GEOGRAPHIC BREAKDOWN
Franklin Global Health Care Fund
Based on Total Net Assets as of 10/31/05

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

U.S.                                            80.6%

Switzerland                                      8.1%

Germany                                          2.3%

U.K.                                             1.4%

France                                           1.0%

Brazil                                           0.8%

Short-Term Investments & Other Net Assets        5.8%

We are pleased to bring you Franklin Global Health Care Fund's semiannual report for the period ended October 31, 2005.

PERFORMANCE OVERVIEW

Franklin Global Health Care Fund - Class A delivered a +5.94% cumulative total return for the six months under review. The Fund outperformed its narrow benchmark, the S&P 500 Health Care Index, which returned -0.88%, and also outperformed its broader benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which returned +5.26% for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 23.

HEALTH CARE SECTOR OVERVIEW

Health care spending in the U.S. decelerated modestly in 2005 but posted better results than the broader economy. Despite significant deficits, the government projected a 7%-9% spending growth rate for Medicare and Medicaid programs. Non-government spending slowed moderately to an estimated 6%-8% growth rate as less generous health benefit programs led to cost shifting from employers to employees.

Within health care, the pharmaceutical industry was negatively impacted by patent expirations and shifting demand toward generic pharmaceuticals. Demand for medical devices remained steady, driven by an aging population, although increasing competition and political concerns pressured some markets' pricing growth. Health care service providers enjoyed a broadly supportive regulatory and reimbursement environment under the Bush administration.

(1) Source: Standard & Poor's Micropal. The S&P 500 Health Care Index is a subsector of the Industrial Sector of the S&P 500. It includes all the companies in the health care industry that are in the S&P 500. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 57.


20 | Semiannual Report

INVESTMENT STRATEGY

We use a fundamental, research-driven approach, focusing primarily on individual securities to choose companies we believe are positioned for rapid revenue, earnings or asset growth. We look for companies with competitive advantages such as a proprietary technology, economies of scale or captive customers, and strong management. We use bottom-up analysis to derive an intrinsic value for the security, which we compare to the market price to help us assess whether there is potential for meaningful capital appreciation.

MANAGER'S DISCUSSION

The Fund was underweighted in the major pharmaceuticals industry during the six months ended October 31, 2005. This decision, combined with stock selection within the industry, contributed favorably to Fund returns relative to the S&P 500 Health Care Index. Our positions in several European stocks not included in the index, such as Novartis and Roche Holding, positively impacted the Fund's performance. In the U.S., our underweighted positions in Pfizer and Johnson & Johnson, and not holding Merck & Co. also benefited performance.

Our overweighted position in the biotechnology and other pharmaceuticals industries helped the Fund, but stock selection detracted from Fund performance relative to the index. Our Protein Design Labs and Indevus Pharmaceuticals holdings benefited the Fund, while an underweighted position in Amgen and no position in Gilead Sciences proved detrimental as the biotechnology group was the health care sector's strongest performing segment during the period.

An overweighted allocation in the health services sector also aided the Fund. Contract research organization Pharmaceutical Product Development and nursing home pharmacy operator Omnicare boosted Fund returns. We did not hold managed care company UnitedHealth Group, which hurt the Fund's relative performance as the company continued to produce strong financial results.

Lastly, stock selection within the medical specialties industry helped relative performance. In particular, our holdings in Digene and Advanced Neuromodulation Systems contributed to Fund returns. Our not holding Medtronic, however, negatively impacted performance.

PORTFOLIO BREAKDOWN
Franklin Global Health Care Fund
Based on Total Net Assets as of 10/31/05

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Major Pharmaceuticals                           27.2%

Managed Health Care                             14.8%

Biotechnology                                   13.5%

Medical Specialties                             13.4%

Services to the Health Industry                  6.4%

Other Pharmaceuticals                            5.2%

Hospital & Nursing Management                    4.8%

Medical & Nursing Services                       3.3%

Generic Pharmaceuticals                          1.4%

Medical Distributors                             1.4%

Electronic Equipment & Instruments               1.0%

Other                                            1.8%

Short-Term Investments & Other Net Assets        5.8%


                                                          Semiannual Report | 21

TOP 10 EQUITY HOLDINGS
Franklin Global Health Care Fund
10/31/05

-----------------------------------------------------
COMPANY                                    % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                   NET ASSETS
-----------------------------------------------------
Johnson & Johnson                                5.1%
  MAJOR PHARMACEUTICALS, U.S.
-----------------------------------------------------
Roche Holding AG                                 4.8%
  MAJOR PHARMACEUTICALS, SWITZERLAND
-----------------------------------------------------
WellPoint Inc.                                   4.2%
  MANAGED HEALTH CARE, U.S.
-----------------------------------------------------
Novartis AG                                      3.4%
  MAJOR PHARMACEUTICALS, SWITZERLAND
-----------------------------------------------------
Amgen Inc.                                       3.2%
  BIOECHNOLOGY, U.S.
-----------------------------------------------------
Pharmaceutical Product Development Inc.          3.0%
  SERVICES TO THE HEALTH INDUSTRY, U.S.
-----------------------------------------------------
Wyeth                                            3.0%
  MAJOR PHARMACEUTICALS, U.S.
-----------------------------------------------------
Schering-Plough Corp.                            2.9%
  MAJOR PHARMACEUTICALS, U.S.
-----------------------------------------------------
Caremark Rx Inc.                                 2.4%
  MANAGED HEALTH CARE, U.S.
-----------------------------------------------------
Aetna Inc.                                       2.4%
  MANAGED HEALTH CARE, U.S.
-----------------------------------------------------

Thank you for your continued participation in Franklin Global Health Care Fund. We look forward to serving your future investment needs.

                              /s/ Matthew Willey
[PHOTO OMITTED]
                              Matthew Willey, CFA
                              Portfolio Manager
                              Franklin Global Health Care Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


22 | Semiannual Report

PERFORMANCE SUMMARY AS OF 10/31/05

FRANKLIN GLOBAL HEALTH CARE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

---------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FKGHX)                               CHANGE          10/31/05          4/30/05
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$1.21            $21.57           $20.36
---------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FGHBX)                               CHANGE          10/31/05          4/30/05
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$1.07            $20.51           $19.44
---------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FGIIX)                               CHANGE          10/31/05          4/30/05
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$1.07            $20.31           $19.24
---------------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------------------------------
CLASS A                              6-MONTH         1-YEAR            5-YEAR          10-YEAR
---------------------------------------------------------------------------------------------------
Cumulative Total Return(1)             +5.94%        +14.07%           -15.38%          +91.34%
---------------------------------------------------------------------------------------------------
Average Annual Total Return(2)         -0.14%         +7.53%            -4.43%           +6.07%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)       $ 9,986        $10,753            $7,974          $18,029
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                   +9.50%            -4.69%           +6.24%
---------------------------------------------------------------------------------------------------
CLASS B                              6-MONTH         1-YEAR            5-YEAR   INCEPTION (1/1/99)
---------------------------------------------------------------------------------------------------
Cumulative Total Return(1)             +5.50%        +13.25%           -18.46%          +33.34%
---------------------------------------------------------------------------------------------------
Average Annual Total Return(2)         +1.50%         +9.25%            -4.35%           +4.30%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)       $10,150        $10,925            $8,006          $13,334
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                  +11.36%            -4.60%           +4.69%
---------------------------------------------------------------------------------------------------
CLASS C                              6-MONTH         1-YEAR            5-YEAR   INCEPTION (9/3/96)
---------------------------------------------------------------------------------------------------
Cumulative Total Return(1)             +5.56%        +13.21%           -18.53%          +40.95%
---------------------------------------------------------------------------------------------------
Average Annual Total Return(2)         +4.56%        +12.21%            -4.02%           +3.82%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)       $10,456        $11,221            $8,147          $14,095
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                  +14.34%            -4.27%           +4.10%
---------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 23

ENDNOTES

INVESTING IN A NONDIVERSIFIED, GLOBAL FUND CONCENTRATING IN THE HEALTH CARE SECTOR INVOLVES SPECIAL RISKS SUCH AS EXPOSURE TO CURRENCY FLUCTUATION, AND INCREASED SUSCEPTIBILITY TO ECONOMIC, POLITICAL AND REGULATORY DEVELOPMENTS. THE FUND INVESTS IN BIOTECHNOLOGY COMPANIES, WHICH ARE OFTEN SMALL OR RELATIVELY NEW, AND IN THE TECHNOLOGY SECTOR, WHICH HAS BEEN ONE OF THE MARKET'S MOST VOLATILE SECTORS. SMALLER-COMPANY STOCKS CAN ALSO INVOLVE SPECIAL RISKS ASSOCIATED WITH SMALLER REVENUES AND MARKET SHARE, AND MORE LIMITED PRODUCT LINES, AND CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B:  These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


24 | Semiannual Report

YOUR FUND'S EXPENSES

FRANKLIN GLOBAL HEALTH CARE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 25

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                         BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                   VALUE 4/30/05      VALUE 10/31/05   PERIOD* 4/30/05-10/31/05
------------------------------------------------------------------------------------------------------
Actual                                        $ 1,000          $ 1,059.40             $  6.54
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $ 1,000          $ 1,018.85             $  6.41
------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------
Actual                                        $ 1,000          $ 1,055.00             $ 10.41
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $ 1,000          $ 1,015.07             $ 10.21
------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------
Actual                                        $ 1,000          $ 1,055.60             $ 10.41
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $ 1,000          $ 1,015.07             $ 10.21
------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.26%; B: 2.01%; and C: 2.01%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


26 | Semiannual Report

FRANKLIN NATURAL RESOURCES FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Natural Resources Fund seeks high total return by investing at least 80% of its net assets in equity and debt securities of companies that own, produce, refine, process, transport or market natural resources, as well as those that provide related services for natural resources companies.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Natural Resources Fund's semiannual report for the period ended October 31, 2005.

PERFORMANCE OVERVIEW

Franklin Natural Resources Fund - Class A delivered a +25.70% cumulative total return for the six months under review. The Fund outperformed its benchmarks, the Goldman Sachs Natural Resources Index and Standard & Poor's 500 Composite Index (S&P 500), which returned +21.29% and +5.26% for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 31.

INVESTMENT STRATEGY

We use a fundamental, research-driven approach to identify industries in the natural resources sector that we believe offer the strongest underlying attributes including, but not limited to, favorable supply and demand characteristics, barriers to entry, and pricing power. Within those industries, we seek to identify individual companies that appear to offer the best total return potential. The Fund's holdings are typically concentrated in the energy sector, but also include investments in the metals and mining, chemicals, paper and forest products, and other related sectors.

(1) Sources: Goldman Sachs; Standard & Poor's Micropal. The Goldman Sachs Natural Resources Index is a modified capitalization-weighted index that includes companies involved in extractive industries (mining), energy, forestry services, producers of pulp and paper, and owners and operators of timber tracts or plantations. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 63.


                                                          Semiannual Report | 27

PORTFOLIO BREAKDOWN
Franklin Natural Resources Fund
Based on Total Net Assets as of 10/31/05

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Energy Minerals                                 45.8%

Industrial Services                             32.2%

Non-Energy Minerals                             10.7%

Process Industries                               6.4%

Transportation                                   2.2%

Producer Manufacturing                           1.0%

Short-Term Investments & Other Net Assets        1.7%

MANAGER'S DISCUSSION

Natural resource equities outperformed the broader market during the six-month period driven by rising commodity prices, revenues and earnings. Nearly all natural resources sectors posted positive returns led by the energy subsectors coal and oil refining. Mining company stocks also performed well due to continued robust demand growth, limited supply and, in the case of precious metals companies, concerns that higher commodity prices would lead to generally higher inflation. However, some metals and mining company shares, including those of steel and aluminum companies, experienced weakness during the period due to worries related to increased production and the potential for oversupply.

In the energy minerals sector, exploration and production stocks outperformed as oil and natural gas prices reached all-time highs. The industry represented the Fund's largest weighting and was a significant contributor to performance. Prices had already risen prior to the devastation caused by hurricanes Katrina and Rita, which disrupted supplies and caused significant longer-term damage to offshore oil and natural gas fields. This resulted in even higher prices and is likely to continue to influence supply for the foreseeable future. A large portion of production remained offline as the high-demand winter season approached. Although many companies made good progress restoring production, deliverability may remain constrained for several more months.

Although most of the Fund's oil and gas production holdings benefited from higher commodity prices, several stood out.(2) The Fund's largest contributor to performance, Spinnaker Exploration, received an acquisition offer from Norwegian company Norsk Hydro in mid-September. We subsequently sold this position as the shares traded near the offer price. Other excellent performers, and significant Fund holdings, included Chesapeake Energy, Newfield Exploration and Talisman Energy.

We initiated several positions in the oil and gas production industry that we expected to benefit from elevated commodity prices and healthy production growth. These included EnCana, Bois d'Arc Energy, Cabot Oil & Gas and Southwestern Energy. We also added to several existing positions with an onshore natural gas focus.

The Fund's holdings in the oilfield services, contract drilling, integrated oil, and coal industries also performed well.(3) Oilfield services and contract drilling

(2) In the SOI, oil and gas production holdings are in the energy minerals sector.

(3) In the SOI, oilfield services and contract drilling holdings are in the industrial services sector, while integrated oil and coal holdings are in the energy minerals sector.


28 | Semiannual Report
benefited from increased drilling and development activity as companies ramped up efforts to increase production. Strong demand for rigs and services led to increased utilization and pricing strength across most business lines. In addition, several offshore drilling rigs were damaged or lost during the hurricane season, leading to diminished supply, increased utilization, and a rapid rise in daily rates charged for drilling wells. Generally, we added to our onshore drilling company positions including a new holding, Bronco Drilling, while realizing some profits from the Fund's offshore drillers. We initiated eight oilfield services positions, all of which we expected to benefit from increased drilling and development spending by oil and natural gas production companies. Furthermore, several of these companies possess proprietary products or are employing unique strategies in their pursuit of growth. We also added to several existing positions with a focus on companies we thought would benefit from increased land drilling activity, hurricane-related repair work, and capital spending for oilfield equipment.

We decreased the Fund's weighting in the integrated oil group as a result of our focus on U.S. onshore-oriented companies we expected to benefit from high natural gas prices.(3) In addition to trimming several holdings, we also sold our Royal Dutch Shell position given what we considered were the company's lackluster prospects for growth.

In the non-energy minerals sector, the metals and mining group's performance varied widely as base and precious metals mining companies significantly outpaced those in the manufacturing and processing side of the business such as steel and aluminum. Cia Vale do Rio Doce or CVRD (iron ore), Zinifex (zinc), Freeport McMoRan Copper & Gold, and Xstrata (diversified mining) each appreciated more than 30% for the period and contributed to Fund returns.

We reduced the Fund's weighting in steel and aluminum by selling our Wheeling Pittsburgh position and reducing our holdings in Alcoa. We increased our gold sector holdings by purchasing Newcrest Mining and Newmont Mining, and adding to existing holdings. The Fund's base metals companies also performed well during the period due to continued strong demand growth, tight supplies and rising prices. Copper, for instance, reached an all-time high, and iron ore prices also posted a sharp rise in 2005. We added to the Fund's exposure in both metals by initiating a position in Southern Copper (formerly Southern Peru Copper), and adding to our holdings in CVRD.

TOP 10 EQUITY HOLDINGS
Franklin Natural Resources Fund
10/31/05

-----------------------------------------------------
COMPANY                                    % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                   NET ASSETS
-----------------------------------------------------
ExxonMobil Corp.                                 3.6%
  ENERGY MINERALS, U.S.
-----------------------------------------------------
ConocoPhillips                                   3.2%
  ENERGY MINERALS, U.S.
-----------------------------------------------------
BP PLC, ADR                                      2.9%
  ENERGY MINERALS, U.K.
-----------------------------------------------------
Chevron Corp.                                    2.9%
  ENERGY MINERALS, U.S.
-----------------------------------------------------
Newfield Exploration Co.                         2.9%
  ENERGY MINERALS, U.S.
-----------------------------------------------------
Peabody Energy Corp.                             2.7%
  ENERGY MINERALS, U.S.
-----------------------------------------------------
National-Oilwell Varco Inc.                      2.6%
  INDUSTRIAL SERVICES, U.S.
-----------------------------------------------------
Occidental Petroleum Corp.                       2.5%
  ENERGY MINERALS, U.S.
-----------------------------------------------------
Devon Energy Corp.                               2.4%
  ENERGY MINERALS, U.S.
-----------------------------------------------------
Total SA, B, ADR                                 2.3%
  ENERGY MINERALS, FRANCE
-----------------------------------------------------


                                                          Semiannual Report | 29

GEOGRAPHIC BREAKDOWN
Franklin Natural Resources Fund
Based on Total Net Assets as of 10/31/05

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

North America                                   86.0%

Europe                                           7.4%

Latin America                                    2.3%

Australia & New Zealand                          1.1%

Cayman Islands                                   1.0%

Jersey Islands                                   0.5%

Short-Term Investments & Other Net Assets        1.7%

Our process industries holdings underperformed the other sectors and detracted from Fund returns. However, we were able to blunt the impact by selling several positions, and reducing the weighting in several other holdings. Strong demand and rising feedstock prices appeared set to put a significant strain on the economy and, more importantly, on companies in this sector. Thus, we sought to reduce the Fund's exposure by selling positions in Bowater, E.I. du Pont de Nemour, Nova Chemicals and Smurfit-Stone Container, while also reducing positions in Cabot, Lyondell Chemical and Minerals Technologies.

Thank you for your continued participation in Franklin Natural Resources Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]               /s/ Frederick G. Fromm

                              Frederick G. Fromm, CFA
                              Portfolio Manager
                              Franklin Natural Resources Fund


THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


30 | Semiannual Report

PERFORMANCE SUMMARY AS OF 10/31/05

FRANKLIN NATURAL RESOURCES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

---------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRNRX)                               CHANGE          10/31/05          4/30/05
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$6.25            $30.57           $24.32
---------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: N/A)                                 CHANGE          10/31/05           9/1/05
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 -$1.03            $30.53           $31.56
---------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FNRAX)                         CHANGE          10/31/05          4/30/05
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$6.56            $31.91           $25.35
---------------------------------------------------------------------------------------------------

PERFORMANCE(1)

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE. CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------------------------------
CLASS A                              6-MONTH         1-YEAR            5-YEAR          10-YEAR
---------------------------------------------------------------------------------------------------
Cumulative Total Return(2)            +25.70%        +38.70%           +91.35%         +263.00%
---------------------------------------------------------------------------------------------------
Average Annual Total Return(3)        +18.49%        +30.75%           +12.51%          +13.09%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)       $11,849        $13,075           $18,032          $34,224
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(5)                  +41.32%           +12.69%          +13.52%
---------------------------------------------------------------------------------------------------
CLASS C                                                                          INCEPTION (9/1/05)
---------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                                               -3.30%
---------------------------------------------------------------------------------------------------
Aggregate Total Return(6)                                                                -4.26%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)                                                           $9,574
---------------------------------------------------------------------------------------------------
Aggregate Total Return (9/30/05)(6)                                                      +3.59%
---------------------------------------------------------------------------------------------------
ADVISOR CLASS(7)                     6-MONTH         1-YEAR            5-YEAR          10-YEAR
---------------------------------------------------------------------------------------------------
Cumulative Total Return(2)            +25.88%        +39.16%           +95.04%         +290.04%
---------------------------------------------------------------------------------------------------
Average Annual Total Return(3)        +25.88%        +39.16%           +14.29%          +14.58%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)       $12,588        $13,916           $19,504          $39,004
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(5)                  +50.37%           +14.46%          +15.01%
---------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 31

ENDNOTES

INVESTING IN A NONDIVERSIFIED FUND CONCENTRATING IN THE NATURAL RESOURCES SECTOR INVOLVES SPECIAL RISKS, INCLUDING THOSE RELATED TO INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC AND REGULATORY DEVELOPMENTS AFFECTING THE SECTOR IN WHICH IT INVESTS. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. SMALLER-COMPANY STOCKS CAN ALSO INVOLVE SPECIAL RISKS ASSOCIATED WITH SMALLER REVENUES AND MARKET SHARE, AND MORE LIMITED PRODUCT LINES, AND CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

(1) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(5) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6) Aggregate total return represents the change in value of an investment over the period indicated and includes any applicable maximum sales charge. Because the Fund has existed for less than one year, average annual total returns are not provided.

(7) Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +149.47% and +10.90%.


32 | Semiannual Report

YOUR FUND'S EXPENSES

FRANKLIN NATURAL RESOURCES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 33

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                      VALUE 4/30/05     VALUE 10/31/05    PERIOD* 4/30/05-10/31/05
---------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,257.00               $ 5.86
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,020.01               $ 5.24
---------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------
Actual (9/1/05-10/31/05)                        $ 1,000          $   967.00               $ 2.76
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,016.74               $ 8.54
---------------------------------------------------------------------------------------------------------
ADVISOR CLASS
---------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,258.80               $ 3.87
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,021.78               $ 3.47
---------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.03%; C: 1.68%; and Advisor: 0.68%), multiplied by the average account value over the period, multiplied by 184/365 for Class A and Advisor Class (Actual and Hypothetical) and Class C (Hypothetical) to reflect the one-half year period. For actual Class C expenses, the multiplier is 61/365 to reflect the number of days since inception.


34 | Semiannual Report

FRANKLIN TECHNOLOGY FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Technology Fund seeks capital appreciation by investing at least 80% of its net assets in securities of companies expected to benefit from the development, advancement and use of technology.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Technology Fund covers the period ended October 31, 2005.

PERFORMANCE OVERVIEW

Franklin Technology Fund - Class A delivered a +10.37% cumulative total return for the six months under review. The Fund underperformed its benchmarks, the NASDAQ Composite Index and the Merrill Lynch (ML) 100 Technology Index, which returned +10.78% and +13.66% for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 39.

TECHNOLOGY SECTOR OVERVIEW

Although technology end-markets experienced modest growth during the reporting period, emerging technologies have the potential to create superior growth for several well-positioned companies. New technology trends generating pockets of exciting growth include 3G (third-generation wireless) networks, GPS (global positioning system), VoIP (voice over Internet protocol), WLAN (wireless local area network), Gigabit Ethernet (faster networking protocol), NAND (not and) flash-memory (more efficient memory), sub-2.5" HDDs (hard disk drives), high-definition TV, flat-panel TVs,

(1) Source: Standard & Poor's Micropal. The NASDAQ Composite Index measures all domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies. The ML 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts. The index was developed with a base value of 200 as of 1/30/98. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 71.


                                                          Semiannual Report | 35

PORTFOLIO BREAKDOWN
Franklin Technology Fund
Based on Total Net Assets as of 10/31/05

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

SemiConductors                                  19.8%

Packaged Software                               14.4%

Telecommunications Equipment                     9.2%

Internet Software & Services                     6.8%

Electronic Equipment & Instruments               6.2%

Information Technology Services                  5.8%

Computer Processing Hardware                     5.2%

Data Processing Services                         4.9%

Computer Peripherals                             4.8%

Computer Communications                          4.7%

Electronic Production Equipment                  3.8%

Recreational Products                            2.1%

Specialty Telecommunications                     1.8%

Electronic Components                            1.5%

Other                                            2.4%

Short-Term Investment & Other Net Assets         6.6%

MPEG-4 compression (for DVDs), offshore IT (information technology) services, Internet commerce and advertising, 3-D software simulation, storage virtualization, two-factor authentication security, and biometric identification.

Furthermore, consumers have proven resilient in their discretionary spending, and corporate balance sheets were cash-rich. Telecommunication service providers raced to offer enhanced services, requiring them to spend significantly on the latest-generation technology equipment. Inventory levels throughout the technology supply chain were lean relative to historical standards.

INVESTMENT STRATEGY

We use a fundamental, research-driven approach, focusing primarily on individual securities to choose companies we believe are positioned for rapid revenue, earnings or asset growth. We look for companies with distinct and sustainable competitive advantages such as a particular marketing niche, proven technology, strong management and industry leadership.

MANAGER'S DISCUSSION

Three meaningful contributors to Fund performance during the period were Google, Apple Computer, and American Science and Engineering. Google operates one of the most popular and powerful search engines, and generates revenue through ads that are targeted by keywords. Google stock appreciated 69% in the six-month period. Desktop and laptop computers form the bulk of Apple Computer's business, but the company now also manufactures music-related products such as the iPod digital music player and online music store iTunes, the Xserve server, the Airport wireless networking equipment, and publishing and multimedia software. Apple shares rose 60%. American Science and Engineering produces X-ray detection systems for inspection and security applications at airports, border control sites, shipping ports, and special events. The company's shares were up 50%.



36 | Semiannual Report

On the other hand, three stocks that detracted significantly from Fund returns were ZiLOG, Dell and VeriSign. Semiconductor company ZiLOG manufactures a wide variety of integrated circuits, including embedded processors and microcontrollers, used in TV remote controls and other consumer electronics, industrial controls, point-of-sale terminals, and security systems. For the six months under review, ZiLOG shares fell 38%. Dell is the world's leading direct-sale computer vendor with a full line of desktop and notebook PCs designed for consumers. The company also sells network servers, workstations, storage systems, and Ethernet switches for enterprise customers. Dell stock declined 8% in value. VeriSign provides a variety of digital commerce and communication products and services focused around three core areas: web presence and trust services, managed security and network services, and telecommunications services. VeriSign's shares lost 11% in value.

We believe well-positioned technology companies addressing the latest technology trends have the potential to execute their business plans and generate meaningful revenue and earnings growth over the next 12 to 24 months. Thus, we sought to identify and hold such companies' shares in the Fund. Additionally, the uncertain geopolitical environment, inconsistent economic growth pace, record high oil prices, technology companies' lack of visibility, and investors' short-term focus should continue to generate significant volatility in technology stocks. We sought to take advantage of this volatility, and relied on our meticulous technology and company research as well as valuation discipline.

TOP 10 EQUITY HOLDINGS
Franklin Technology Fund
10/31/05

-----------------------------------------------------
COMPANY                                    % OF TOTAL
SECTOR/INDUSTRY                            NET ASSETS
-----------------------------------------------------
Microsoft Corp.                                  3.0%
  PACKAGED SOFTWARE
-----------------------------------------------------
Analog Devices Inc.                              2.9%
  SEMICONDUCTORS
-----------------------------------------------------
Dell Inc.                                        2.7%
  COMPUTER PROCESSING HARDWARE
-----------------------------------------------------
Google Inc., A                                   2.6%
  INTERNET SOFTWARE & SERVICES
-----------------------------------------------------
Apple Computer Inc.                              2.5%
  COMPUTER PROCESSING HARDWARE
-----------------------------------------------------
Linear Technology Corp.                          2.5%
  SEMICONDUCTORS
-----------------------------------------------------
EMC Corp.                                        2.4%
  COMPUTER PERIPHERALS
-----------------------------------------------------
Cognizant Technology Solutions Corp., A          2.4%
  INFORMATION TECHNOLOGY SERVICES
-----------------------------------------------------
Network Appliance Inc.                           2.4%
  COMPUTER PERIPHERALS
-----------------------------------------------------
QUALCOMM Inc.                                    2.3%
  TELECOMMUNICATIONS EQUIPMENT
-----------------------------------------------------


                                                          Semiannual Report | 37

Thank you for your continued participation in Franklin Technology Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]               /s/ J.P. Scandalios

                              J.P. Scandalios


[PHOTO OMITTED]               /s/ Robert R. Dean

                              Robert R. Dean, CFA

                              Portfolio Management Team
                              Franklin Technology Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


38 | Semiannual Report

PERFORMANCE SUMMARY AS OF 10/31/05

FRANKLIN TECHNOLOGY FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FTCAX)                               CHANGE          10/31/05          4/30/05
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.45             $4.79            $4.34
--------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: N/A)                                 CHANGE          10/31/05          4/30/05
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.42             $4.63            $4.21
--------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FFTCX)                               CHANGE          10/31/05          4/30/05
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.42             $4.62            $4.20
--------------------------------------------------------------------------------------------------
CLASS R (SYMBOL: FTERX)                               CHANGE          10/31/05          4/30/05
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.45             $4.77            $4.32
--------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FRTCX)                         CHANGE          10/31/05          4/30/05
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.47             $4.88            $4.41
--------------------------------------------------------------------------------------------------


                                                          Semiannual Report | 39

PERFORMANCE(1)

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------------------------------
CLASS A                              6-MONTH         1-YEAR            5-YEAR   INCEPTION (5/1/00)
---------------------------------------------------------------------------------------------------
Cumulative Total Return(2)            +10.37%         +3.01%           -55.44%          -52.10%
---------------------------------------------------------------------------------------------------
Average Annual Total Return(3)         +4.13%         -2.84%           -15.94%          -13.46%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)       $10,413        $ 9,716           $ 4,198           $4,515
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(5)                   +4.95%           -17.60%          -13.36%
---------------------------------------------------------------------------------------------------
CLASS B                              6-MONTH         1-YEAR            5-YEAR   INCEPTION (5/1/00)
---------------------------------------------------------------------------------------------------
Cumulative Total Return(2)             +9.98%         +2.21%           -56.81%          -53.70%
---------------------------------------------------------------------------------------------------
Average Annual Total Return(3)         +5.98%         -1.79%           -15.80%          -13.22%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)       $10,598        $ 9,821           $ 4,233           $4,584
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(5)                   +6.80%           -17.47%          -13.10%
---------------------------------------------------------------------------------------------------
CLASS C                              6-MONTH         1-YEAR            5-YEAR   INCEPTION (5/1/00)
---------------------------------------------------------------------------------------------------
Cumulative Total Return(2)            +10.00%         +2.44%           -56.78%          -53.80%
---------------------------------------------------------------------------------------------------
Average Annual Total Return(3)         +9.00%         +1.44%           -15.45%          -13.10%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)       $10,900        $10,144           $ 4,322           $4,620
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(5)                   +9.59%           -17.16%          -13.01%
---------------------------------------------------------------------------------------------------
CLASS R                              6-MONTH         1-YEAR            3-YEAR   INCEPTION (1/1/02)
---------------------------------------------------------------------------------------------------
Cumulative Total Return(2)            +10.42%         +3.02%           +66.20%          -10.51%
---------------------------------------------------------------------------------------------------
Average Annual Total Return(3)         +9.42%         +2.02%           +18.45%           -2.86%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)       $10,942        $10,202           $16,620           $8,949
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(5)                  +10.24%           +25.56%           -2.49%
---------------------------------------------------------------------------------------------------
ADVISOR CLASS                        6-MONTH         1-YEAR            5-YEAR   INCEPTION (5/1/00)
---------------------------------------------------------------------------------------------------
Cumulative Total Return(2)            +10.66%         +3.17%           -54.65%          -51.20%
---------------------------------------------------------------------------------------------------
Average Annual Total Return(3)        +10.66%         +3.17%           -14.63%          -12.23%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)       $11,066        $10,317           $ 4,535           $4,880
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(5)                  +11.71%           -16.35%          -12.14%
---------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


40 | Semiannual Report

ENDNOTES

INVESTING IN A NONDIVERSIFIED FUND CONCENTRATING IN THE TECHNOLOGY SECTOR INVOLVES SPECIAL RISKS, INCLUDING THOSE RELATED TO INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC AND REGULATORY DEVELOPMENTS AFFECTING THE SECTOR. TECHNOLOGY STOCKS HAVE HISTORICALLY BEEN VOLATILE IN PRICE, ESPECIALLY OVER THE SHORT TERM, DUE TO THE RAPID PACE OF PRODUCT CHANGE AND DEVELOPMENT. THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS ALSO INVOLVE SPECIAL RISKS, SUCH AS RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

(1) Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(5) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


                                                          Semiannual Report | 41

YOUR FUND'S EXPENSES

FRANKLIN TECHNOLOGY FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


42 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT   ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                     VALUE 4/30/05     VALUE 10/31/05     PERIOD* 4/30/05-10/31/05
----------------------------------------------------------------------------------------------------------
Actual                                         $ 1,000          $ 1,103.70               $  9.44
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $ 1,000          $ 1,016.23               $  9.05
----------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------
Actual                                         $ 1,000          $ 1,099.80               $ 12.81
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $ 1,000          $ 1,013.01               $ 12.28
----------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------
Actual                                         $ 1,000          $ 1,100.00               $ 12.86
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $ 1,000          $ 1,012.96               $ 12.33
----------------------------------------------------------------------------------------------------------
CLASS R
----------------------------------------------------------------------------------------------------------
Actual                                         $ 1,000          $ 1,104.20               $ 10.24
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $ 1,000          $ 1,015.48               $  9.80
----------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------
Actual                                         $ 1,000          $ 1,106.60               $  7.59
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $ 1,000          $ 1,018.00               $  7.27
----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.78%; B: 2.42%; C: 2.43%; R: 1.93%; and Advisor: 1.43%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                          Semiannual Report | 43

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

                                                 ---------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                 OCTOBER 31, 2005                       YEAR ENDED APRIL 30,
CLASS A                                            (UNAUDITED)           2005          2004         2003         2002         2001
                                                 ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)
Net asset value, beginning of period ...........   $    46.05      $    53.26    $    37.26   $    42.72   $    57.78   $    60.44
                                                   -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) ...............        (0.29)          (0.58)        (0.55)       (0.44)       (0.53)       (0.39)
 Net realized and unrealized gains (losses) ....         8.35           (6.63)        16.55        (5.02)      (14.53)       (2.08)
                                                   -------------------------------------------------------------------------------
Total from investment operations ...............         8.06           (7.21)        16.00        (5.46)      (15.06)       (2.47)
                                                   -------------------------------------------------------------------------------
Less distributions from net realized gains .....           --              --            --           --           --        (0.19)
                                                   -------------------------------------------------------------------------------
Redemption fees ................................           --(c)           --(c)         --           --           --           --
Net asset value, end of period .................   $    54.11      $    46.05    $    53.26   $    37.26   $    42.72   $    57.78
                                                   ===============================================================================

Total return(b) ................................        17.52%         (13.54)%       42.98%      (12.80)%     (26.06)%      (4.14)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............   $  527,263      $  485,909    $  683,439   $  510,107   $  702,189   $1,010,844
Ratios to average net assets:
 Expenses ......................................         1.25%(d)        1.29%         1.28%        1.57%        1.29%        1.09%
 Net investment income (loss) ..................        (1.11)%(d)      (1.17)%       (1.17)%      (1.28)%      (0.99)%      (0.54)%
Portfolio turnover rate ........................        16.44%          34.34%        59.39%       47.36%       53.85%       46.82%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


44 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS, OCTOBER 31, 2005 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------
       FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                      SHARES/WARRANTS       VALUE
-----------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND WARRANTS 95.5%
       BIOTECHNOLOGY 84.6%
(a),(b)Abgenix Inc. ............................................................      634,100       $   6,594,640
(a),(b)Adolor Corp. ............................................................      537,600           5,698,560
    (a)Advanced Life Sciences Holdings Inc. ....................................      476,300           1,876,622
(a),(b)Affymetrix Inc. .........................................................       57,700           2,621,311
    (a)Alexion Pharmaceuticals Inc. ............................................      101,500           2,780,085
(a),(b)Alkermes Inc. ...........................................................      653,000          10,637,370
    (a)Amgen Inc. ..............................................................      633,500          47,993,960
(a),(b)Arena Pharmaceuticals Inc. ..............................................      270,400           2,812,160
    (a)Biogen Idec Inc. ........................................................      724,622          29,441,392
(a),(b)Celgene Corp. ...........................................................      372,900          20,919,690
    (a)Charles River Laboratories International Inc. ...........................       57,300           2,507,448
(a),(b)Cotherix Inc. ...........................................................      197,800           2,818,650
    (a)Cubist Pharmaceuticals Inc. .............................................      613,200          12,392,772
    (a)Curis Inc. ..............................................................      264,400           1,084,040
(a),(b)CV Therapeutics Inc. ....................................................      123,100           3,084,886
(a),(b)DOV Pharmaceutical Inc. .................................................      257,000           3,991,210
    (a)Encysive Pharmaceuticals Inc. ...........................................      171,200           1,797,600
    (a)Exelixis Inc. ...........................................................      522,000           4,035,060
    (a)Genentech Inc. ..........................................................      353,400          32,018,040
(a),(b)Genitope Corp. ..........................................................      141,100             979,234
    (a)Genzyme Corp. ...........................................................      419,900          30,358,770
    (a)Gilead Sciences Inc. ....................................................      704,600          33,292,350
(a),(b)Human Genome Sciences Inc. ..............................................      357,800           2,987,630
(a),(b)ICOS Corp. ..............................................................      103,900           2,803,222
(a),(b)ImClone Systems Inc. ....................................................      123,500           4,285,450
(a),(b)Incyte Corp. ............................................................      733,600           3,660,664
(a),(b)Indevus Pharmaceuticals Inc. ............................................      866,100           3,784,857
(a),(b)Inhibitex Inc. ..........................................................      156,900           1,525,068
    (a)Inhibitex Inc., PIPES ...................................................      284,650           2,766,798
(a),(c)Inhibitex Inc., wts., 11/10/09 ..........................................       85,395              77,709
(a),(b)InterMune Inc. ..........................................................      244,800           3,329,280
    (a)Invitrogen Corp. ........................................................      150,700           9,583,013
(a),(b)Ista Pharmaceuticals Inc. ...............................................      334,400           2,066,592
    (a)Keryx Biopharmaceuticals Inc. ...........................................      715,600          10,340,420
    (a)Kosan Biosciences Inc. ..................................................      872,991           6,189,506
(a),(b)Medarex Inc. ............................................................      390,100           3,409,474
    (a)Medicines Co. ...........................................................      547,000           9,375,580
    (a)MedImmune Inc. ..........................................................      626,917          21,929,557
    (a)MGI Pharma Inc. .........................................................      457,900           8,590,204
(a),(b)Millennium Pharmaceuticals Inc. .........................................      514,529           4,692,504
    (a)Myogen Inc. .............................................................      109,100           2,187,455
(a),(b)Nabi Biopharmaceuticals .................................................      536,900           6,899,165
(a),(b)Neurocrine Biosciences Inc. .............................................      100,400           5,303,128
(a),(b)Nuvelo Inc. .............................................................      698,216           5,865,014
    (a)Onyx Pharmaceuticals Inc. ...............................................      323,400           8,308,146
    (a)Orchid Biosciences Inc. .................................................      160,300             942,564
(a),(b)OSI Pharmaceuticals Inc. ................................................       99,400           2,316,020
(a),(b)Panacos Pharmaceuticals Inc. ............................................      498,200           3,935,780


                                                          Semiannual Report | 45

FRANKLIN STRATEGIC SERIES

-----------------------------------------------------------------------------------------------------------------
       FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                      SHARES/WARRANTS       VALUE
-----------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND WARRANTS (CONT.)
       BIOTECHNOLOGY (CONT.)
    (a)Protein Design Labs Inc. ................................................      372,100       $  10,426,242
    (a)Rigel Pharmaceuticals Inc. ..............................................      114,300           2,566,035
(a),(b)Serologicals Corp. ......................................................      133,100           2,592,788
       Serono SA, B (Switzerland) ..............................................       10,386           6,720,140
(a),(b)SuperGen Inc. ...........................................................      798,600           4,512,090
(a),(b)Telik Inc. ..............................................................      611,300           9,132,822
    (a)Theravance Inc. .........................................................      281,400           6,097,938
(a),(b)Threshold Pharmaceuticals Inc. ..........................................      248,400           2,742,336
    (a)Titan Pharmaceuticals Inc. ..............................................      419,600             688,144
(a),(b)Trimeris Inc. ...........................................................      280,900           3,578,666
                                                                                                    -------------
                                                                                                      445,947,851
                                                                                                    -------------
       MEDICAL SPECIALTIES 1.7%
(a),(b)Cypress Bioscience Inc. .................................................      246,200           1,245,772
    (a)Molecular Devices Corp. .................................................      138,300           3,097,920
(a),(b)Nektar Therapeutics .....................................................      307,300           4,627,938
                                                                                                    -------------
                                                                                                        8,971,630
                                                                                                    -------------
       OTHER PHARMACEUTICALS 9.2%
(a),(b)AtheroGenics Inc. .......................................................      278,200           4,173,000
(a),(b)AVANIR Pharmaceuticals, A ...............................................    1,593,100           4,922,679
(a),(b)Axcan Pharma Inc. (Canada) ..............................................      461,100           5,869,803
(a),(b)Coley Pharmaceutical Group ..............................................      174,500           2,584,345
(a),(b)Favrille Inc. ...........................................................      163,900             576,928
    (a)Inspire Pharmaceuticals Inc. ............................................      705,823           4,446,685
(a),(b)Pharmion Corp. ..........................................................      340,700           6,435,823
    (a)Pozen Inc. ..............................................................      770,781           7,515,115
(a),(b)Sepracor Inc. ...........................................................      215,500          12,121,875
                                                                                                    -------------
                                                                                                       48,646,253
                                                                                                    -------------
       TOTAL COMMON STOCKS AND WARRANTS (COST $354,092,762).....................                      503,565,734
                                                                                                    -------------
       CONVERTIBLE PREFERRED STOCK (COST $5,065,937) 1.0%
       BIOTECHNOLOGY 1.0%
(a),(c)Fibrogen Inc., cvt. pfd., E .............................................    1,128,271           5,133,633
                                                                                                    -------------
       TOTAL LONG TERM INVESTMENTS (COST $359,158,699)..........................                      508,699,367
                                                                                                    -------------
       SHORT TERM INVESTMENTS 20.6%
       MONEY FUND (COST $473,120) 0.1%
    (d)Franklin Institutional Fiduciary Trust Money Market Portfolio ...........      473,120             473,120
                                                                                                    -------------


46 | Semiannual Report

FRANKLIN STRATEGIC SERIES

-----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                                      PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       SHORT TERM INVESTMENTS (CONT.)
       REPURCHASE AGREEMENTS 20.5%
(e),(f)Bank of America LLC 4.04%, 11/01/05 (Maturity Value $14,889,342)
       Collateralized by U.S. Government Agency Securities, 5.00%, 6/01/35....................... $     14,887,671    $  14,887,671
(e),(f)Barclays Capital Inc., 4.04%, 11/01/05 (Maturity Value $10,084,263)
       Collateralized by U.S. Government Agency Securities, 3.625%-4.11%, 1/18/08-2/16/10........       10,083,131       10,083,131
(e),(f)Bear Stearns & Co. Inc., 4.02% 11/01/05 (Maturity Value $14,488,235)
       Collateralized by (g)U.S. Treasury Bills and U.S. Government Agency Securities,
       0.00%-8.25%, 11/29/05-9/11/28 ............................................................       14,486,617       14,486,617
(e),(f)Goldman Sachs & Co., 4.03% 11/01/05 (Maturity Value $14,241,188)
       U.S. Government Agency Securities, 3.185%-9.00%, 10/01/06-4/01/41.........................       14,239,594       14,239,594
(e),(f)JP Morgan Securities, 4.02%, 11/01/05 (Maturity Value $16,003,574)
       Collateralized by (g)U.S. Government Agency Securities, 0.00%-6.50%, 1/31/06-6/14/24......       16,001,787       16,001,787
(e),(f)Merrill Lynch Government Securities Inc., 4.02%, 11/01/05 (Maturity Value $18,570,146)
       Collateralized by (g)U.S. Government Agency Securities, 0.00%-8.00%, 11/01/05-5/15/30.....       18,568,073       18,568,073
(e),(f)Morgan Stanley & Company Inc., 4.04%, 11/01/05 (Maturity Value $20,118,514)
       Collateralized by U.S. Government Agency Securities, 5.00%-6.00%, 8/01/33-7/01/35.........       20,116,257       20,116,257
                                                                                                                      -------------
       TOTAL REPURCHASE AGREEMENTS (COST $108,383,130)...........................................                       108,383,130
                                                                                                                      -------------
       TOTAL INVESTMENTS (COST $468,014,949) 117.1%..............................................                       617,555,617
       OTHER ASSETS, LESS LIABILITIES (17.1)% ...................................................                       (90,292,863)
                                                                                                                      -------------
       NET ASSETS 100.0%.........................................................................                     $ 527,262,754
                                                                                                                      =============

SEE SELECTED PORTFOLIO ABBREVIATIONS ON PAGE 74.

(a)   Non-income producing.

(b)   A portion or all of the security is on loan as of October 31, 2005. See
      Note 1(f).

(c)   See Note 8 regarding restricted and illiquid securities.

(d) See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.

(e)   See Note 1 (c) regarding repurchase agreements.

(f) Investments from cash collateral received for loaned securities. See Note 1 (f).

(g) A portion of the security is traded on a discount basis with no stated coupon rate.


                     Semiannual Report | See notes to financial statements. | 47

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

FRANKLIN GLOBAL COMMUNICATIONS FUND

                                                 ---------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                 OCTOBER 31, 2005                       YEAR ENDED APRIL 30,
CLASS A                                            (UNAUDITED)           2005          2004         2003         2002         2001
                                                 ---------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........   $     7.94      $     7.63    $     5.92   $     6.85   $    10.70   $    19.98
                                                   -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) ...............        (0.01)             --(e)         --(f)        --(g)      0.01)          --
 Net realized and unrealized gains (losses) ....         1.50            0.33          1.71        (0.93)       (3.84)       (7.56)
                                                   -------------------------------------------------------------------------------
Total from investment operations ...............         1.49            0.33          1.71        (0.93)       (3.85)       (7.56)
                                                   -------------------------------------------------------------------------------
Less distributions from:
 Net investment income .........................           --           (0.02)           --           --           --        (0.04)
 Net realized gains ............................           --              --            --           --           --        (1.68)
                                                   -------------------------------------------------------------------------------
Total distributions ............................           --           (0.02)           --           --           --        (1.72)
                                                   -------------------------------------------------------------------------------
Redemption fees ................................           --(c)           --(c)         --           --           --           --
                                                   -------------------------------------------------------------------------------
Net asset value, end of period .................   $     9.43      $     7.94    $     7.63   $     5.92   $     6.85   $    10.70
                                                   ===============================================================================

Total return(b) ................................        18.77%           4.32%        28.89%      (13.58)%     (35.98)%     (39.49)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............   $   54,219      $   49,926    $   59,702   $   53,722   $   80,581   $  159,050
Ratios to average net assets:
 Expenses ......................................         1.46%(d)        1.47%         1.47%        1.67%        1.27%        1.01%
 Net investment income (loss) ..................        (0.25)%(d)       0.04%        (0.03)%      (0.05)%      (0.13)%       0.02%
Portfolio turnover rate ........................        71.99%         171.40%       137.83%       94.95%       81.70%      124.61%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   Actual net investment income per share is $0.003.

(f)   Actual net investment loss per share is $(0.002).

(g)   Actual net investment loss per share is $(0.003).


48 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN GLOBAL COMMUNICATIONS FUND (CONTINUED)

                                                 ---------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                 OCTOBER 31, 2005                       YEAR ENDED APRIL 30,
CLASS B                                            (UNAUDITED)           2005          2004         2003         2002         2001
                                                 ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........   $     7.59      $     7.33    $     5.73   $     6.67   $    10.50   $    19.80
                                                   -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) ...............        (0.04)          (0.05)        (0.05)       (0.04)       (0.07)       (0.11)
 Net realized and unrealized gains (losses) ....         1.43            0.31          1.65        (0.90)       (3.76)       (7.47)
                                                   -------------------------------------------------------------------------------
Total from investment operations ...............         1.39            0.26          1.60        (0.94)       (3.83)       (7.58)
                                                   -------------------------------------------------------------------------------
Less distributions from:
 Net investment income .........................           --              --            --           --           --        (0.04)
 Net realized gains ............................           --              --            --           --           --        (1.68)
                                                   -------------------------------------------------------------------------------
Total distributions ............................           --              --            --           --           --        (1.72)
                                                   -------------------------------------------------------------------------------
Redemption fees ................................           --(c)           --(c)         --           --           --           --
                                                   -------------------------------------------------------------------------------
Net asset value, end of period .................   $     8.98      $     7.59    $     7.33   $     5.73   $     6.67   $    10.50
                                                   ===============================================================================

Total return(b) ................................        18.31%           3.69%        27.75%      (14.09)%     (36.48)%     (39.94)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............   $    2,764      $    2,663    $    3,170   $    2,690   $    3,675   $    6,106
Ratios to average net assets:
 Expenses ......................................         2.21%(d)        2.21%         2.22%        2.36%        2.01%        1.77%
 Net investment income (loss) ..................        (1.00)%(d)      (0.70)%       (0.78)%      (0.74)%      (0.87)%      (0.73)%
Portfolio turnover rate ........................        71.99%         171.40%       137.83%       94.95%       81.70%      124.61%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


                     Semiannual Report | See notes to financial statements. | 49

FRANKLIN STRATEGIC SERIES

FRANKLIN GLOBAL COMMUNICATIONS FUND (CONTINUED)

                                                 ---------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                 OCTOBER 31, 2005                       YEAR ENDED APRIL 30,
CLASS C                                            (UNAUDITED)           2005          2004         2003         2002         2001
                                                 ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........   $     7.60      $     7.34    $     5.74   $     6.69   $    10.53   $    19.79
                                                   -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) ...............        (0.04)          (0.05)        (0.05)       (0.05)       (0.07)       (0.11)
 Net realized and unrealized gains (losses) ....         1.43            0.31          1.65        (0.90)       (3.77)       (7.47)
                                                   -------------------------------------------------------------------------------
Total from investment operations ...............         1.39            0.26          1.60        (0.95)       (3.84)       (7.58)
                                                   -------------------------------------------------------------------------------
Less distributions from net realized gains .....           --              --            --           --           --        (1.68)
                                                   -------------------------------------------------------------------------------
Redemption fees ................................           --(c)           --(c)         --           --           --           --
                                                   -------------------------------------------------------------------------------
Net asset value, end of period .................   $     8.99      $     7.60    $     7.34   $     5.74   $     6.69   $    10.53
                                                   ===============================================================================

Total return(b) ................................        18.29%           3.54%        27.87%      (14.20)%     (36.47)%     (39.93)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............   $    7,632      $    7,054    $    8,633   $    7,377   $   10,563   $   20,939
Ratios to average net assets:
 Expenses ......................................         2.21%(d)        2.22%         2.22%        2.47%        2.01%        1.76%
 Net investment income (loss) ..................        (1.00)%(d)      (0.71)%       (0.78)%      (0.85)%      (0.87)%      (0.73)%
Portfolio turnover rate ........................        71.99%         171.40%       137.83%       94.95%       81.70%      124.61%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


50 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS, OCTOBER 31, 2005 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN GLOBAL COMMUNICATIONS FUND                                             COUNTRY         SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS 99.2%
       ADVERTISING/MARKETING SERVICES 4.4%
    (a)Focus Media Holding Ltd., ADR ...........................................        China              46,700   $    1,226,342
    (a)Getty Images Inc. .......................................................    United States          13,000        1,079,130
    (a)Lamar Advertising Co., A ................................................    United States          11,700          522,055
                                                                                                                    --------------
                                                                                                                         2,827,527
                                                                                                                    --------------
       BROADCASTING 5.1%
    (a)Central European Media Enterprises Ltd., A ..............................    United States          10,400          483,496
    (a)Entravision Communications Corp. ........................................    United States          45,900          376,380
       Grupo Televisa SA, ADR ..................................................       Mexico               9,000          657,900
    (a)Univision Communications Inc., A ........................................    United States          24,800          648,272
    (a)XM Satellite Radio Holdings Inc., A .....................................    United States          39,800        1,147,434
                                                                                                                    --------------
                                                                                                                         3,313,482
                                                                                                                    --------------
       CABLE/SATELLITE TV 0.9%
       Naspers Ltd., N .........................................................    South Africa           40,300          581,885
                                                                                                                    --------------
                                                                                                                           581,885
                                                                                                                    --------------
       COMPUTER PERIPHERALS 4.1%
    (a)Network Appliance Inc. ..................................................    United States          97,100        2,656,656
                                                                                                                    --------------
                                                                                                                         2,656,656
                                                                                                                    --------------
       COMPUTER PROCESSING HARDWARE 2.4%
    (a)Apple Computer Inc. .....................................................    United States          27,100        1,560,689
                                                                                                                    --------------
                                                                                                                         1,560,689
                                                                                                                    --------------
       DATA PROCESSING SERVICES 2.2%
    (a)Neustar Inc., A .........................................................    United States          46,300        1,416,780
                                                                                                                    --------------
                                                                                                                         1,416,780
                                                                                                                    --------------
       INTERNET SOFTWARE/SERVICES 6.7%
    (a)Google Inc., A ..........................................................    United States           7,700        2,865,478
    (a)Yahoo! Inc. .............................................................    United States          39,100        1,445,527
                                                                                                                    --------------
                                                                                                                         4,311,005
                                                                                                                    --------------
       MAJOR TELECOMMUNICATIONS 15.5%
       Alltel Corp. ............................................................    United States          28,500        1,763,010
       BellSouth Corp. .........................................................    United States          36,000          936,720
       PT Telekomunikasi Indonesia, B ..........................................      Indonesia         1,646,400          813,238
       SBC Communications Inc. .................................................    United States          66,100        1,576,485
       Sprint Nextel Corp. .....................................................    United States          13,716          319,720
       Telecom Corp. of New Zealand Ltd. .......................................     New Zealand          162,536          663,263
       Telus Corp. .............................................................       Canada              50,600        1,907,620
       Verizon Communications Inc. .............................................    United States          64,300        2,026,093
                                                                                                                    --------------
                                                                                                                        10,006,149
                                                                                                                    --------------


                                                          Semiannual Report | 51

FRANKLIN STRATEGIC SERIES

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN GLOBAL COMMUNICATIONS FUND                                             COUNTRY         SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       MEDIA CONGLOMERATES 2.9%
       Viacom Inc., B ..........................................................   United States           29,800   $      922,906
       Walt Disney Co. .........................................................   United States           39,700          967,489
                                                                                                                    --------------
                                                                                                                         1,890,395
                                                                                                                    --------------
       MOVIES/ENTERTAINMENT 3.7%
    (a)Outdoor Channel Holdings Inc. ...........................................   United States           36,800          592,480
    (a)Pixar ...................................................................   United States           35,600        1,805,988
                                                                                                                    --------------
                                                                                                                         2,398,468
                                                                                                                    --------------
       PACKAGED SOFTWARE 1.7%
       Autodesk Inc. ...........................................................   United States           24,800        1,119,224
                                                                                                                    --------------
                                                                                                                         1,119,224
                                                                                                                    --------------
       SEMICONDUCTORS 2.4%
    (a)Broadcom Corp., A .......................................................   United States           21,800          925,628
    (a)Marvell Technology Group Ltd. ...........................................      Bermuda              12,900          598,689
                                                                                                                    --------------
                                                                                                                         1,524,317
                                                                                                                    --------------
       SPECIALTY TELECOMMUNICATIONS 8.8%
    (a)American Tower Corp., A .................................................   United States          139,235        3,320,755
    (a)Crown Castle International Corp. ........................................   United States           47,638        1,168,084
       Orascom Telecom, GDR ....................................................       Egypt                7,300          358,100
    (a)Syniverse Holdings Inc. .................................................   United States           14,300          258,830
    (a)Time Warner Telecom Inc., A .............................................   United States           72,600          608,388
                                                                                                                    --------------
                                                                                                                         5,714,157
                                                                                                                    --------------
       TELECOMMUNICATIONS EQUIPMENT 13.6%
    (a)Comverse Technology Inc. ................................................   United States           27,100          680,210
    (a)Corning Inc. ............................................................   United States           51,600        1,036,644
       Harris Corp. ............................................................   United States           39,700        1,631,670
       Nokia Corp., ADR ........................................................      Finland             119,100        2,003,262
       QUALCOMM Inc. ...........................................................   United States           62,600        2,488,976
    (a)Research in Motion Ltd. .................................................       Canada               4,900          301,301
    (a)ViaSat Inc. .............................................................   United States           25,000          619,750
                                                                                                                    --------------
                                                                                                                         8,761,813
                                                                                                                    --------------
       WIRELESS COMMUNICATIONS 24.8%
       America Movil SA de CV, L, ADR ..........................................       Mexico             184,700        4,848,375
    (a)Europolitan Holdings AB .................................................       Sweden             134,100          833,395
    (a)Nextel Partners Inc., A .................................................   United States           75,300        1,893,795
    (a)NII Holdings Inc. .......................................................   United States           33,500        2,777,820
       PT Indosat Tbk, ADR .....................................................     Indonesia             12,300          296,430
       Rogers Communications Inc., B ...........................................       Canada              73,800        2,911,144
    (a)SBA Communications Corp. ................................................   United States           83,000        1,225,910
    (a)UbiquiTel Inc. ..........................................................   United States           75,400          651,456
       Vodafone Group PLC, ADR .................................................   United Kingdom          22,700          596,102
                                                                                                                    --------------
                                                                                                                        16,034,427
                                                                                                                    --------------


52 | Semiannual Report

FRANKLIN STRATEGIC SERIES

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN GLOBAL COMMUNICATIONS FUND                                             COUNTRY         SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       TOTAL COMMON STOCKS (COST $49,852,544)...................................                                    $   64,116,974
                                                                                                                    --------------
       CONVERTIBLE PREFERRED STOCK (COST $1,249,994) 0.0%
       TELECOMMUNICATIONS EQUIPMENT 0.0%
(a),(b)Kestrel Solutions, cvt. pfd., D .........................................    United States          95,932               --
                                                                                                                    --------------
       TOTAL LONG TERM INVESTMENTS (COST $51,102,538)...........................                                        64,116,974
                                                                                                                    --------------
       SHORT TERM INVESTMENTS (COST $1,085,857) 1.7%
       MONEY FUND 1.7%
    (c)Franklin Institutional Fiduciary Trust Money Market Portfolio ...........    United States       1,085,857        1,085,857
                                                                                                                    --------------
       TOTAL INVESTMENTS (COST $52,188,395) 100.9%..............................                                        65,202,831
       OTHER ASSETS, LESS LIABILITIES (0.9)% ...................................                                          (588,358)
                                                                                                                    --------------
       NET ASSETS 100.0%........................................................                                    $   64,614,473
                                                                                                                    ==============

SEE SELECTED PORTFOLIO ABBREVIATIONS ON PAGE 74.

(a)   Non-income producing.

(b)   See Note 8 regarding restricted and illiquid securities.

(c) See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.


                     Semiannual Report | See notes to financial statements. | 53

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

FRANKLIN GLOBAL HEALTH CARE FUND

                                                 ---------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                 OCTOBER 31, 2005                       YEAR ENDED APRIL 30,
CLASS A                                            (UNAUDITED)           2005          2004         2003         2002         2001
                                                 ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........   $    20.36      $    19.86    $    15.53   $    20.80   $    23.29   $    20.29
                                                   -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) ...............        (0.06)          (0.08)        (0.10)       (0.09)       (0.15)       (0.10)
 Net realized and unrealized gains (losses) ....         1.27            0.58          4.43        (4.62)       (2.30)        4.71
                                                   -------------------------------------------------------------------------------
Total from investment operations ...............         1.21            0.50          4.33        (4.71)       (2.45)        4.61
                                                   -------------------------------------------------------------------------------
Less distributions from:
 Net investment income .........................           --              --            --           --           --        (0.11)
 Net realized gains ............................           --              --            --        (0.56)       (0.04)       (1.50)
                                                   -------------------------------------------------------------------------------
Total distributions ............................           --              --            --        (0.56)       (0.04)       (1.61)
                                                   -------------------------------------------------------------------------------
Redemption fees ................................           --(c)           --(c)         --           --           --           --
                                                   -------------------------------------------------------------------------------
Net asset value, end of period .................   $    21.57      $    20.36    $    19.86   $    15.53   $    20.80   $    23.29
                                                   ===============================================================================

Total return(b) ................................         5.94%           2.52%        27.88%      (22.56)%     (10.53)%      22.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............   $   95,506      $   86,934    $   91,314   $   73,991   $  110,062   $  131,063
Ratios to average net assets:
 Expenses ......................................         1.26%(d)        1.32%         1.36%        1.44%        1.22%        1.17%
 Net investment income (loss) ..................        (0.51)%(d)      (0.42)%       (0.52)%      (0.54)%      (0.65)%      (0.40)%
Portfolio turnover rate ........................        21.73%          77.50%        82.63%      137.37%      120.47%      131.79%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


54 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN GLOBAL HEALTH CARE FUND (CONTINUED)

                                                 ---------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                 OCTOBER 31, 2005                       YEAR ENDED APRIL 30,
CLASS B                                            (UNAUDITED)           2005          2004         2003         2002         2001
                                                 ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........   $    19.44      $    19.10    $    15.04   $    20.33   $    22.93   $    20.09
                                                   -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) ...............        (0.13)          (0.22)        (0.23)       (0.20)       (0.31)       (0.29)
 Net realized and unrealized gains (losses) ....         1.20            0.56          4.29        (4.53)       (2.25)        4.67
                                                   -------------------------------------------------------------------------------
Total from investment operations ...............         1.07            0.34          4.06        (4.73)       (2.56)        4.38
                                                   -------------------------------------------------------------------------------
Less distributions from:
 Net investment income .........................           --              --            --           --           --        (0.04)
 Net realized gains ............................           --              --            --        (0.56)       (0.04)       (1.50)
                                                   -------------------------------------------------------------------------------
Total distributions ............................           --              --            --        (0.56)       (0.04)       (1.54)
                                                   -------------------------------------------------------------------------------
Redemption fees ................................           --(c)           --(c)         --           --           --           --
                                                   -------------------------------------------------------------------------------
Net asset value, end of period .................   $    20.51      $    19.44    $    19.10   $    15.04   $    20.33   $    22.93
                                                   ===============================================================================

Total return(b) ................................         5.50%           1.78%        26.91%      (23.10)%     (11.22)%      21.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............   $   13,785      $   12,060    $   13,054   $    8,892   $   13,021   $   12,873
Ratios to average net assets:
 Expenses ......................................         2.01%(d)        2.06%         2.11%        2.18%        1.97%        1.92%
 Net investment income (loss) ..................        (1.26)%(d)      (1.16)%       (1.27)%      (1.28)%      (1.40)%      (1.17)%
Portfolio turnover rate ........................        21.73%          77.50%        82.63%      137.37%      120.47%      131.79%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


                     Semiannual Report | See notes to financial statements. | 55

FRANKLIN STRATEGIC SERIES

FRANKLIN GLOBAL HEALTH CARE FUND (CONTINUED)

                                                   -------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                    OCTOBER 31, 2005                    YEAR ENDED APRIL 30,
CLASS C                                               (UNAUDITED)        2005          2004         2003         2002         2001
                                                   -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........   $    19.24      $    18.92    $    14.90   $    20.15   $    22.72   $    19.89
                                                   -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) ...............        (0.13)          (0.22)        (0.22)       (0.20)       (0.30)       (0.28)
 Net realized and unrealized gains (losses) ....         1.20            0.54          4.24        (4.49)       (2.23)        4.61
                                                   -------------------------------------------------------------------------------
Total from investment operations ...............         1.07            0.32          4.02        (4.69)       (2.53)        4.33
                                                   -------------------------------------------------------------------------------
Less distributions from net realized gains .....           --              --            --        (0.56)       (0.04)       (1.50)
                                                   -------------------------------------------------------------------------------
Redemption fees ................................           --(c)           --(c)         --           --           --           --
                                                   -------------------------------------------------------------------------------
Net asset value, end of period .................   $    20.31      $    19.24    $    18.92   $    14.90   $    20.15   $    22.72
                                                   ===============================================================================

Total return(b) ................................         5.56%           1.69%        26.98%      (23.16)%     (11.19)%      21.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............   $   25,885      $   22,021    $   23,850   $   18,700   $   28,538   $   32,212
Ratios to average net assets:
 Expenses ......................................         2.01%(d)        2.07%         2.11%        2.19%        1.96%        1.92%
 Net investment income (loss) ..................        (1.26)%(d)      (1.17)%       (1.27)%      (1.29)%      (1.39)%      (1.15)%
Portfolio turnover rate ........................        21.73%          77.50%        82.63%      137.37%      120.47%      131.79%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


56 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS, OCTOBER 31, 2005 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN GLOBAL HEALTH CARE FUND                                                COUNTRY         SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS 93.6%
       BIOTECHNOLOGY 13.5%
    (a)Advanced Life Sciences Holdings Inc. ....................................    United States         113,000   $      445,220
    (a)Amgen Inc. ..............................................................    United States          57,700        4,371,352
    (a)Angiotech Pharmaceuticals Inc. ..........................................    United States          50,900          682,060
    (a)Biogen Idec Inc. ........................................................    United States          38,200        1,552,066
    (a)Celgene Corp. ...........................................................    United States          24,600        1,380,060
    (a)Charles River Laboratories International Inc. ...........................    United States          15,800          691,408
    (a)Indevus Pharmaceuticals Inc. ............................................    United States         233,600        1,020,832
    (a)Invitrogen Corp. ........................................................    United States          23,900        1,519,801
    (a)Keryx Biopharmaceuticals Inc. ...........................................    United States          99,300        1,434,885
    (a)Medicines Co. ...........................................................    United States          40,900          701,026
    (a)MGI Pharma Inc. .........................................................    United States          36,000          675,360
    (a)Onyx Pharmaceuticals Inc. ...............................................    United States          29,800          765,562
    (a)Panacos Pharmaceuticals Inc. ............................................    United States          66,900          528,510
    (a)Protein Design Labs Inc. ................................................    United States          34,200          958,284
    (a)Rigel Pharmaceuticals Inc. ..............................................    United States          29,400          660,030
    (a)Telik Inc. ..............................................................    United States          53,400          797,796
    (a)Threshold Pharmaceuticals Inc. ..........................................    United States           2,500           27,600
                                                                                                                    --------------
                                                                                                                        18,211,852
                                                                                                                    --------------
       ELECTRICAL PRODUCTS 0.6%
    (a)Greatbatch Inc. .........................................................    United States          32,100          836,526
                                                                                                                    --------------
       ELECTRONIC EQUIPMENT/INSTRUMENTS 1.0%
    (a)Thermo Electron Corp. ...................................................    United States          45,100        1,361,569
                                                                                                                    --------------
       GENERIC PHARMACEUTICALS 1.4%
    (a)Andrx Group .............................................................    United States          17,500          270,725
    (a)Impax Laboratories Inc. .................................................    United States          53,200          563,920
    (a)Watson Pharmaceuticals Inc. .............................................    United States          32,300        1,116,288
                                                                                                                    --------------
                                                                                                                         1,950,933
                                                                                                                    --------------
       HOSPITAL/NURSING MANAGEMENT 4.8%
    (a)Community Health Systems Inc. ...........................................    United States          71,200        2,642,232
    (a)Genesis HealthCare Corp. ................................................    United States          17,150          695,947
    (a)LifePoint Hospitals Inc. ................................................    United States          47,500        1,857,250
    (a)Triad Hospitals Inc. ....................................................    United States          31,800        1,307,934
                                                                                                                    --------------
                                                                                                                         6,503,363
                                                                                                                    --------------
       INDUSTRIAL SPECIALTIES 0.9%
       Mine Safety Appliances Co. ..............................................    United States          28,100        1,177,109
                                                                                                                    --------------
       MAJOR PHARMACEUTICALS 27.2%
       Abbott Laboratories .....................................................    United States          35,600        1,532,580
       Eli Lilly & Co. .........................................................    United States          50,900        2,534,311
       Johnson & Johnson .......................................................    United States         110,000        6,888,200
       Merck KGaA ..............................................................       Germany             38,200        3,158,758
       Novartis AG .............................................................     Switzerland           84,200        4,530,253
       Pfizer Inc. .............................................................    United States         103,860        2,257,917
       Roche Holding AG ........................................................     Switzerland           43,000        6,425,230


                                                          Semiannual Report | 57

FRANKLIN STRATEGIC SERIES

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN GLOBAL HEALTH CARE FUND                                                COUNTRY         SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       MAJOR PHARMACEUTICALS (CONT.)
       Sanofi-Aventis ..........................................................       France              17,100   $    1,369,312
       Schering-Plough Corp. ...................................................    United States         195,300        3,972,402
       Wyeth ...................................................................    United States          91,800        4,090,608
                                                                                                                    --------------
                                                                                                                        36,759,571
                                                                                                                    --------------
       MANAGED HEALTH CARE 14.8%
       Aetna Inc. ..............................................................    United States          36,200        3,205,872
    (a)Caremark Rx Inc. ........................................................    United States          62,400        3,269,760
    (a)Centene Corp. ...........................................................    United States          25,700          517,855
    (a)Coventry Health Care Inc. ...............................................    United States          45,000        2,429,550
    (a)Health Net Inc., A ......................................................    United States          28,400        1,330,256
    (a)Molina Healthcare Inc. ..................................................    United States          11,400          234,270
    (a)PacifiCare Health Systems Inc. ..........................................    United States          18,300        1,507,188
    (a)Sierra Health Services Inc. .............................................    United States          23,900        1,792,500
    (a)WellPoint Inc. ..........................................................    United States          76,400        5,705,552
                                                                                                                    --------------
                                                                                                                        19,992,803
                                                                                                                    --------------
       MEDICAL DISTRIBUTORS 1.4%
       Cardinal Health Inc. ....................................................    United States          21,900        1,368,969
    (a)MWI Veterinary Supply Inc. ..............................................    United States          21,200          475,304
                                                                                                                    --------------
                                                                                                                         1,844,273
                                                                                                                    --------------
       MEDICAL SPECIALTIES 12.8%
    (a)Adams Respiratory Therapeutics Inc. .....................................    United States          19,300          721,820
    (a)Atricure Inc. ...........................................................    United States          53,200          645,848
       Baxter International Inc. ...............................................    United States          35,200        1,345,696
       Beckman Coulter Inc. ....................................................    United States          22,100        1,088,646
    (a)Boston Scientific Corp. .................................................    United States          28,200          708,384
    (a)Cytyc Corp. .............................................................    United States          34,700          879,645
       DENTSPLY International Inc. .............................................    United States          40,900        2,255,226
    (a)Digene Corp. ............................................................    United States          39,000        1,177,800
    (a)Fisher Scientific International Inc. ....................................    United States          32,784        1,852,296
       Hillenbrand Industries Inc. .............................................    United States          21,400          985,898
    (a)INAMED Corp. ............................................................    United States          17,500        1,244,250
    (a)Kinetic Concepts Inc. ...................................................    United States          17,000          610,300
    (a)Molecular Devices Corp. .................................................    United States          57,600        1,290,240
    (a)Symmetry Medical Inc. ...................................................    United States          23,700          524,718
    (a)Waters Corp. ............................................................    United States          24,200          876,040
    (a)Zimmer Holdings Inc. ....................................................    United States          17,000        1,084,090
                                                                                                                    --------------
                                                                                                                        17,290,897
                                                                                                                    --------------
       MEDICAL/NURSING SERVICES 3.3%
    (a)DaVita Inc. .............................................................    United States          34,400        1,691,792
(a),(b)Diagnosticos da America, ADR, 144A ......................................       Brazil              21,400        1,040,634
    (a)Kindred Healthcare Inc. .................................................    United States          37,900        1,061,200
    (a)LHC Group Inc. ..........................................................    United States          43,900          711,180
                                                                                                                    --------------
                                                                                                                         4,504,806
                                                                                                                    --------------


58 | Semiannual Report

FRANKLIN STRATEGIC SERIES

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN GLOBAL HEALTH CARE FUND                                                COUNTRY         SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       OTHER PHARMACEUTICALS 5.2%
    (a)Coley Pharmaceutical Group ..............................................    United States          42,700   $      632,387
    (a)Connetics Corp. .........................................................    United States          44,600          581,584
    (a)Endo Pharmaceuticals Holdings Inc. ......................................    United States          25,900          697,228
    (a)Forest Laboratories Inc. ................................................    United States          37,500        1,421,625
       Medicis Pharmaceutical Corp., A .........................................    United States          14,800          436,600
    (a)Pharmion Corp. ..........................................................    United States          25,100          474,139
    (a)Pozen Inc. ..............................................................    United States          97,200          947,700
       Shire Pharmaceuticals Group PLC, ADR ....................................   United Kingdom          52,500        1,881,600
                                                                                                                    --------------
                                                                                                                         7,072,863
                                                                                                                    --------------
       PACKAGED SOFTWARE 0.3%
    (a)Intralase Corp. .........................................................    United States          27,400          423,604
                                                                                                                    --------------
       SERVICES TO THE HEALTH INDUSTRY 6.4%
    (a)Emageon Inc. ............................................................    United States          21,200          277,932
    (a)HealthSouth Corp. .......................................................    United States         209,100          853,128
    (a)Medco Health Solutions Inc. .............................................    United States          16,352          923,888
       Omnicare Inc. ...........................................................    United States          43,200        2,337,120
       Pharmaceutical Product Development Inc. .................................    United States          71,400        4,103,358
    (a)WebMD Health Corp., A ...................................................    United States           6,500          169,780
                                                                                                                    --------------
                                                                                                                         8,665,206
                                                                                                                    --------------
       TOTAL COMMON STOCKS (COST $104,443,595)..................................                                       126,595,375
                                                                                                                    --------------
       CONVERTIBLE PREFERRED STOCK (COST $1,500,004) 0.6%
       MEDICAL SPECIALTIES 0.6%
(a),(c)Masimo Corp., cvt. pfd., F ..............................................    United States         136,364          750,002
                                                                                                                    --------------
       TOTAL LONG TERM INVESTMENTS (COST $105,943,599)..........................                                       127,345,377
                                                                                                                    --------------
       SHORT TERM INVESTMENTS (COST $8,031,866) 5.9%
       MONEY FUND 5.9%
    (d)Franklin Institutional Fiduciary Trust Money Market Portfolio ...........                        8,031,866        8,031,866
                                                                                                                    --------------
       TOTAL INVESTMENTS (COST $113,975,465) 100.1%.............................                                       135,377,243
       OTHER ASSETS, LESS LIABILITIES (0.1)% ...................................                                          (200,857)
                                                                                                                    --------------
       NET ASSETS 100.0%........................................................                                    $  135,176,386
                                                                                                                    ==============

SEE SELECTED PORTFOLIO ABBREVIATIONS ON PAGE 74.

(a)   Non-income producing.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2005, the value of these securities was $1,040,634, representing 0.77% of net assets.

(c)   See Note 8 regarding restricted and illiquid securities.

(d) See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.


                     Semiannual Report | See notes to financial statements. | 59

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

FRANKLIN NATURAL RESOURCES FUND

                                                 ---------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                 OCTOBER 31, 2005                       YEAR ENDED APRIL 30,
CLASS A                                            (UNAUDITED)           2005          2004         2003         2002         2001
                                                 ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........   $    24.32      $    18.80    $    13.60   $    16.96   $    19.36   $    15.74
                                                   -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) ...............         0.04            0.04         (0.04)        0.01         0.04         0.12
 Net realized and unrealized gains (losses) ....         6.21            5.48          5.26        (3.33)       (2.08)        3.58
                                                   -------------------------------------------------------------------------------
Total from investment operations ...............         6.25            5.52          5.22        (3.32)       (2.04)        3.70
                                                   -------------------------------------------------------------------------------
Less distributions from:
 Net investment income .........................           --              --         (0.02)       (0.04)       (0.08)       (0.08)
 Net realized gains ............................           --              --            --           --        (0.28)          --
                                                   -------------------------------------------------------------------------------
Total distributions ............................           --              --         (0.02)       (0.04)       (0.36)       (0.08)
                                                   -------------------------------------------------------------------------------
Redemption fees ................................           --(c)           --(c)         --           --           --           --
                                                   -------------------------------------------------------------------------------
Net asset value, end of period .................   $    30.57      $    24.32    $    18.80   $    13.60   $    16.96   $    19.36
                                                   ===============================================================================

Total return(b) ................................        25.70%          29.36%        38.36%      (19.62)%     (10.12)%      23.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............   $  308,886      $  211,327    $  102,725   $   39,515   $   58,085   $   58,721
Ratios to average net assets:
 Expenses ......................................         1.03%(d)        1.08%         1.27%        1.34%        1.31%        1.26%
 Expenses net of waiver and payments
  by affiliate .................................         1.03%(d)        1.08%         1.27%        1.34%        1.21%        1.01%
Net investment income (loss) ...................         0.25%(d)        0.17%        (0.24)%       0.04%        0.30%        0.69%
Portfolio turnover rate ........................        32.47%          29.89%        59.53%       44.97%      100.37%       54.42%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


60 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN NATURAL RESOURCES FUND (CONTINUED)

                                                        -------------------
                                                           PERIOD ENDED
                                                        OCTOBER 31, 2005(c)
CLASS C                                                     (UNAUDITED)
                                                        -------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................  $             31.56
                                                        -------------------
Income from investment operations:
 Net investment income (loss)(a) .....................                (0.04)
 Net realized and unrealized gains (losses) ..........                (0.99)(d)
                                                        -------------------
Total from investment operations .....................                (1.03)
                                                        -------------------
Redemption fees ......................................                   --(e)
                                                        -------------------
Net asset value, end of period .......................  $             30.53
                                                        ===================

Total return(b) ......................................                (3.30)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................  $             2,519
Ratios to average net assets:
 Expenses ............................................                 1.68%(f)
 Net investment income (loss) ........................                (0.40)%(f)
Portfolio turnover rate ..............................                32.47%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   For the period September 1, 2005 (effective date) to October 31, 2005.

(d) The amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because of the timing of sales and repurchase of the Fund shares in relation to fluctuating market value of the investments of the Fund.

(e)   Amount is less than $0.01 per share.

(f)   Annualized.


                     Semiannual Report | See notes to financial statements. | 61

FRANKLIN STRATEGIC SERIES

FRANKLIN NATURAL RESOURCES FUND (CONTINUED)

                                                 ---------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                 OCTOBER 31, 2005                       YEAR ENDED APRIL 30,
ADVISOR CLASS                                      (UNAUDITED)           2005          2004         2003         2002         2001
                                                 ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........   $    25.35      $    19.53    $    14.11   $    17.57   $    19.99   $    16.24
                                                   -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ......................         0.10            0.13          0.02         0.05         0.10         0.19
 Net realized and unrealized gains (losses) ....         6.46            5.69          5.45        (3.41)       (2.14)        3.70
                                                   -------------------------------------------------------------------------------
Total from investment operations ...............         6.56            5.82          5.47        (3.36)       (2.04)        3.89
                                                   -------------------------------------------------------------------------------
Less distributions from:
 Net investment income .........................           --              --         (0.05)       (0.10)       (0.10)       (0.14)
 Net realized gains ............................           --              --            --           --        (0.28)          --
                                                   -------------------------------------------------------------------------------
Total distributions ............................           --              --         (0.05)       (0.10)       (0.38)       (0.14)
                                                   -------------------------------------------------------------------------------
Redemption fees ................................           --(c)           --(c)         --           --           --           --
                                                   -------------------------------------------------------------------------------
Net asset value, end of period .................   $    31.91      $    25.35    $    19.53   $    14.11   $    17.57   $    19.99
                                                   ===============================================================================

Total return(b) ................................        25.88%          29.80%        38.83%      (19.18)%      (9.87)%      24.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............   $   35,373      $   33,048    $   11,185   $      460   $   13,683   $   13,992
Ratios to average net assets:
 Expenses ......................................         0.68%(d)        0.73%         0.92%        1.03%        0.96%        0.91%
 Expenses net of waiver and payments
  by affiliate ..................................        0.68%(d)        0.73%         0.92%        1.03%        0.86%        0.66%
 Net investment income .........................         0.60%(d)        0.52%         0.11%        0.35%        0.63%        1.03%
Portfolio turnover rate ........................        32.47%          29.89%        59.53%       44.97%      100.37%       54.42%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


62 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS, OCTOBER 31, 2005 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN NATURAL RESOURCES FUND                                                 COUNTRY          SHARES          VALUE
----------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS 96.8%
       ENERGY MINERALS 45.6%
    (a)Alpha Natural Resources Inc. ............................................    United States         114,000   $    2,707,500
       Apache Corp. ............................................................    United States          68,000        4,340,440
    (a)Bill Barrett Corp. ......................................................    United States          76,000        2,419,080
    (a)Bois d'Arc Energy Inc. ..................................................    United States         100,000        1,446,000
       BP PLC, ADR .............................................................    United Kingdom        153,000       10,159,200
       Burlington Resources Inc. ...............................................    United States          65,000        4,694,300
       Cabot Oil & Gas Corp., A ................................................    United States          40,000        1,831,600
       Chesapeake Energy Corp. .................................................    United States         194,000        6,227,400
       Chevron Corp. ...........................................................    United States         177,504       10,130,140
       ConocoPhillips ..........................................................    United States         172,000       11,245,360
       Devon Energy Corp. ......................................................    United States         140,000        8,453,200
       EnCana Corp. ............................................................        Canada             33,000        1,513,380
       ExxonMobil Corp. ........................................................    United States         222,000       12,463,080
       Foundation Coal Holdings Inc. ...........................................    United States          95,000        3,562,500
    (a)KCS Energy Inc. .........................................................    United States         240,000        5,788,800
       Kerr-McGee Corp. ........................................................    United States          29,861        2,539,379
    (a)Newfield Exploration Co. ................................................    United States         221,000       10,017,930
       Noble Energy Inc. .......................................................    United States         173,000        6,928,650
(a),(b)Novatek OAO, GDR, 144A ..................................................        Russia             10,000          222,400
       Occidental Petroleum Corp. ..............................................    United States         112,000        8,834,560
    (a)Parallel Petroleum Corp. ................................................    United States         310,000        4,101,300
       Peabody Energy Corp. ....................................................    United States         118,000        9,222,880
       Petroleo Brasileiro SA, ADR .............................................        Brazil             43,000        2,747,700
    (a)Southwestern Energy Co. .................................................    United States          36,000        2,611,440
       Talisman Energy Inc. ....................................................        Canada             77,000        3,410,330
       Total SA, B, ADR ........................................................        France             63,000        7,939,260
       Valero Energy Corp. .....................................................    United States          46,000        4,841,040
    (a)Venture Production ......................................................    United Kingdom        100,000          839,678
       XTO Energy Inc. .........................................................    United States         156,000        6,779,760
                                                                                                                    --------------
                                                                                                                       158,018,287
                                                                                                                    --------------
       INDUSTRIAL SERVICES 32.2%
       Baker Hughes Inc. .......................................................    United States          78,000        4,286,880
    (a)Bronco Drilling Co. Inc. ................................................    United States          35,000          848,400
    (a)Cal Dive International Inc. .............................................    United States         127,000        7,815,580
    (a)Dresser-Rand Group Inc. .................................................    United States          65,000        1,410,500
       ENSCO International Inc. ................................................    United States         111,000        5,060,490
    (a)Flotek Industries Inc. ..................................................    United States          80,800        1,777,600
    (a)FMC Technologies Inc. ...................................................    United States         162,000        5,906,520
    (a)Global Industries Ltd. ..................................................    United States         200,000        2,542,000
       GlobalSantaFe Corp. .....................................................    Cayman Islands         77,000        3,430,350
    (a)Grant Prideco Inc. ......................................................    United States         161,000        6,261,290
    (a)Grey Wolf Inc. ..........................................................    United States         420,000        3,225,600
    (a)Gulfmark Offshore Inc. ..................................................    United States          75,000        2,140,500
       Halliburton Co. .........................................................    United States         107,000        6,323,700
    (a)Hornbeck Offshore Services Inc. .........................................    United States          75,000        2,415,750
    (a)Nabors Industries Ltd. ..................................................       Bermuda             88,000        6,039,440


                                                          Semiannual Report | 63

FRANKLIN STRATEGIC SERIES

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN NATURAL RESOURCES FUND                                                 COUNTRY          SHARES          VALUE
----------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       INDUSTRIAL SERVICES (CONT.)
    (a)National-Oilwell Varco Inc. .............................................    United States         143,000   $    8,933,210
    (a)Newpark Resources Inc. ..................................................    United States         225,000        1,822,500
       Noble Corp. .............................................................    United States          80,000        5,150,400
    (a)Oil States International Inc. ...........................................    United States          72,000        2,383,200
       Patterson UTI Energy Inc. ...............................................    United States         107,000        3,651,910
    (a)Petroleum Helicopters Inc. ..............................................    United States          50,000        1,518,000
    (a)Pioneer Drilling Co. ....................................................    United States         160,000        2,740,800
       Rowan Cos. Inc. .........................................................    United States         150,000        4,948,500
       Smith International Inc. ................................................    United States         154,000        4,989,600
    (a)Superior Energy Services Inc. ...........................................    United States         155,000        3,158,900
    (a)Superior Well Services Inc. .............................................    United States          63,100        1,474,647
       Technip SA, ADR .........................................................        France             46,000        2,501,940
       Tidewater Inc. ..........................................................    United States          54,500        2,504,820
    (a)Weatherford International Ltd. ..........................................       Bermuda             69,000        4,319,400
       Western Gas Resources Inc. ..............................................    United States          47,000        2,035,100
                                                                                                                    --------------
                                                                                                                       111,617,527
                                                                                                                    --------------
       NON-ENERGY MINERALS 9.4%
       Alcoa Inc. ..............................................................    United States          75,000        1,821,750
       Barrick Gold Corp. ......................................................        Canada            130,000        3,282,500
    (a)Centerra Gold Inc. ......................................................        Canada             22,600          433,309
(a),(b)Centerra Gold Inc., 144A ................................................        Canada             44,400          851,280
       Freeport McMoRan Copper & Gold Inc., B ..................................    United States          83,000        4,101,860
    (a)Gammon Lake Resources Inc. ..............................................        Canada            221,500        1,721,226
    (a)Meridian Gold Inc. ......................................................    United States         126,000        2,366,280
       Newcrest Mining Ltd. ....................................................      Australia           100,000        1,361,450
       Newmont Mining Corp. ....................................................    United States          45,000        1,917,000
       Placer Dome Inc. ........................................................        Canada            168,000        3,351,600
       Southern Copper Corp. ...................................................    United States          48,000        2,646,720
       United States Steel Corp. ...............................................    United States          35,000        1,278,550
(a),(c)UrAsia Energy Ltd. ......................................................        Canada          1,900,000        2,894,993
       Xstrata AG ..............................................................     Switzerland           95,000        2,174,841
       Zinifex Ltd. ............................................................      Australia           675,000        2,453,976
                                                                                                                    --------------
                                                                                                                        32,657,335
                                                                                                                    --------------
       PROCESS INDUSTRIES 6.4%
       Bunge Ltd. ..............................................................    United States         103,000        5,349,820
       Cabot Corp. .............................................................    United States          78,000        2,660,580
       Dow Chemical Co. ........................................................    United States         115,000        5,273,900
    (a)Headwaters Inc. .........................................................    United States         155,000        4,935,200
       Lyondell Chemical Co. ...................................................    United States          61,000        1,634,800
       Minerals Technologies Inc. ..............................................    United States          42,000        2,245,320
(a),(d)Solutia Inc. ............................................................    United States         137,000           71,240
                                                                                                                    --------------
                                                                                                                        22,170,860
                                                                                                                    --------------
       PRODUCER MANUFACTURING 1.0%
       Gibraltar Industries Inc. ...............................................    United States          86,000        1,741,500
    (a)Terex Corp. .............................................................    United States          34,000        1,868,979
                                                                                                                    --------------
                                                                                                                         3,610,479
                                                                                                                    --------------


64 | Semiannual Report

FRANKLIN STRATEGIC SERIES

----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN NATURAL RESOURCES FUND                                                 COUNTRY          SHARES          VALUE
----------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       TRANSPORTATION 2.2%
    (a)Aries Maritime Transport Ltd. ...........................................      Bermuda             185,000   $    2,575,200
       Arlington Tankers Ltd. ..................................................      Bermuda              62,700        1,396,330
    (a)Double Hull Tankers Inc. ................................................    Jersey Islands        150,000        1,774,500
       Top Tankers Inc. ........................................................       Greece             127,000        1,635,760
                                                                                                                    --------------
                                                                                                                         7,381,790
                                                                                                                    --------------
       TOTAL COMMON STOCKS (COST $237,183,086) .................................                                       335,456,278
                                                                                                                    --------------
       PREFERRED STOCKS 1.5%
       ENERGY MINERALS 0.2%
       Petroleo Brasileiro SA, ADR, pfd. .......................................       Brazil              13,000          745,810
                                                                                                                    --------------
       NON-ENERGY MINERALS 1.3%
       Cia Vale do Rio Doce, ADR, pfd., A ......................................       Brazil             122,000        4,501,800
                                                                                                                    --------------
       TOTAL PREFERRED STOCKS (COST $3,645,206) ................................                                         5,247,610
                                                                                                                    --------------
       TOTAL LONG TERM INVESTMENTS (COST $240,828,292) .........................                                       340,703,888
                                                                                                                    --------------
       SHORT TERM INVESTMENTS (COST $2,121,626) 0.6%
       MONEY FUND 0.6%
    (e)Franklin Institutional Fiduciary Trust Money Market Portfolio ...........    United States       2,121,626        2,121,626
                                                                                                                    --------------
       TOTAL INVESTMENTS (COST $242,949,918) 98.9% .............................                                       342,825,514
       OTHER ASSETS, LESS LIABILITIES 1.1% .....................................                                         3,952,926
                                                                                                                    --------------
       NET ASSETS 100.0% .......................................................                                    $  346,778,440
                                                                                                                    ==============

SEE SELECTED PORTFOLIO ABBREVIATIONS ON PAGE 74.

(a)   Non-income producing.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2005, the value of these securities was $1,073,680, representing 0.31% of net assets.

(c)   See Note 8 regarding restricted and illiquid securities.

(d)   See Note 9 regarding other considerations.

(e) See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.


                     Semiannual Report | See notes to financial statements. | 65

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

FRANKLIN TECHNOLOGY FUND

                                                ----------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                OCTOBER 31, 2005                        YEAR ENDED APRIL 30,
CLASS A                                           (UNAUDITED)            2005          2004         2003         2002      2001(e)
                                                ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........   $     4.34      $     4.25    $     3.19   $     4.37   $     6.41   $    10.00
                                                   -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) ...............        (0.03)          (0.05)        (0.05)       (0.05)       (0.05)       (0.08)
 Net realized and unrealized gains (losses) ....         0.48            0.14          1.11        (1.13)       (1.99)       (3.51)
                                                   -------------------------------------------------------------------------------
Total from investment operations ...............         0.45            0.09          1.06        (1.18)       (2.04)       (3.59)
                                                   -------------------------------------------------------------------------------
Redemption fees ................................           --(c)           --(c)         --           --           --           --
                                                   -------------------------------------------------------------------------------
Net asset value, end of period .................   $     4.79      $     4.34    $     4.25   $     3.19   $     4.37   $     6.41
                                                   ===============================================================================

Total return(b) ................................        10.37%           2.12%        33.23%      (27.00)%     (31.72)%     (36.00)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............   $   27,907      $   27,626    $   28,636   $   20,018   $   26,246   $   33,598
Ratios to average net assets:
 Expenses ......................................         1.78%(d)        1.73%         1.72%        2.01%        1.69%        1.68%
 Expenses net of waiver and payments
  by affiliate .................................         1.78%(d)        1.73%         1.72%        2.01%        1.66%        1.40%
 Net investment income (loss) ..................        (1.32)%(d)      (1.02)%       (1.48)%      (1.81)%      (1.01)%      (0.88)%
Portfolio turnover rate ........................        41.23%          68.39%       141.34%      182.71%      141.03%      198.78%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   For the year May 1, 2000 (commencement of operations) to April 30, 2001.


66 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN TECHNOLOGY FUND (CONTINUED)

                                                ----------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                OCTOBER 31, 2005                        YEAR ENDED APRIL 30,
CLASS B                                           (UNAUDITED)            2005          2004         2003         2002      2001(e)
                                                ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........   $     4.21      $     4.15    $     3.14   $     4.32   $     6.37   $    10.00
                                                   -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) ...............        (0.05)          (0.08)        (0.17)       (0.15)       (0.08)       (0.13)
 Net realized and unrealized gain (losses) .....         0.47            0.14          1.18        (1.03)       (1.97)       (3.50)
                                                   -------------------------------------------------------------------------------
Total from investment operations ...............         0.42            0.06          1.01        (1.18)       (2.05)       (3.63)
                                                   -------------------------------------------------------------------------------
Redemption fees ................................           --(c)           --(c)         --           --           --           --
                                                   -------------------------------------------------------------------------------
Net asset value, end of period .................   $     4.63      $     4.21    $     4.15   $     3.14   $     4.32   $     6.37
                                                   ===============================================================================

Total return(b) ................................         9.98%           1.45%        32.17%      (27.31)%     (32.18)%     (36.30)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............   $    4,211      $    4,221    $    4,788   $    2,922   $    4,189   $    5,877
Ratios to average net assets:
 Expenses ......................................         2.42%(d)        2.40%         2.35%        2.66%        2.33%        2.31%
 Expenses net of waiver and payments
  by affiliate .................................         2.42%(d)        2.40%         2.35%        2.66%        2.30%        2.03%
 Net investment income (loss) ..................        (1.96)%(d)      (1.69)%       (2.11)%      (2.46)%      (1.62)%      (1.51)%
Portfolio turnover rate ........................        41.23%          68.39%       141.34%      182.71%      141.03%      198.78%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   For the year May 1, 2000 (commencement of operations) to April 30, 2001.


                     Semiannual Report | See notes to financial statements. | 67

FRANKLIN STRATEGIC SERIES

FRANKLIN TECHNOLOGY FUND (CONTINUED)

                                                ----------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                OCTOBER 31, 2005                        YEAR ENDED APRIL 30,
CLASS C                                           (UNAUDITED)            2005          2004         2003         2002      2001(e)
                                                ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........   $     4.20      $     4.14    $     3.13   $     4.30   $     6.36   $    10.00
                                                   -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) ...............        (0.05)          (0.08)        (0.14)       (0.12)       (0.08)       (0.13)
 Net realized and unrealized gains (losses) ....         0.47            0.14          1.15        (1.05)       (1.98)       (3.51)
                                                   -------------------------------------------------------------------------------
Total from investment operations ...............         0.42            0.06          1.01        (1.17)       (2.06)       (3.64)
                                                   -------------------------------------------------------------------------------
Redemption fees ................................           --(c)           --(c)         --           --           --           --
                                                   -------------------------------------------------------------------------------
Net asset value, end of period .................   $     4.62      $     4.20    $     4.14   $     3.13   $     4.30   $     6.36
                                                   ===============================================================================

Total return(b) ................................        10.00%           1.45%        32.27%      (27.21)%     (32.39)%     (36.40)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............   $    8,527      $    8,502    $   10,949   $    8,545   $   10,169   $   13,471
Ratios to average net assets:
 Expenses ......................................         2.43%(d)        2.42%         2.37%        2.66%        2.32%        2.32%
 Expenses net of waiver and payments
  by affiliate .................................         2.43%(d)        2.42%         2.37%        2.66%        2.29%        2.04%
 Net investment income (loss) ..................        (1.97)%(d)      (1.71)%       (2.13)%      (2.46)%      (1.64)%      (1.53)%
Portfolio turnover rate ........................        41.23%          68.39%       141.34%      182.71%      141.03%      198.78%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   For the year May 1, 2000 (commencement of operations) to April 30, 2001.


68 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN TECHNOLOGY FUND (CONTINUED)

                                                ---------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                OCTOBER 31, 2005                  YEAR ENDED APRIL 30,
CLASS R                                           (UNAUDITED)            2005          2004         2003      2002(e)
                                                ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........   $     4.32      $     4.24    $     3.19   $     4.36   $     5.33
                                                   ------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) ...............        (0.04)          (0.05)        (0.06)       (0.06)       (0.03)
 Net realized and unrealized gains (losses) ....         0.49            0.13          1.11        (1.11)       (0.94)
                                                   ------------------------------------------------------------------
Total from investment operations ...............         0.45            0.08          1.05        (1.17)       (0.97)
                                                   ------------------------------------------------------------------
Redemption fees ................................           --(c)           --(c)         --           --           --
                                                   ------------------------------------------------------------------
Net asset value, end of period .................   $     4.77      $     4.32    $     4.24   $     3.19   $     4.36
                                                   ==================================================================

Total return(b) ................................        10.42%           1.89%        33.33%      (27.06)%     (18.20)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............   $    2,934      $    2,701    $    1,582   $      380   $       18
Ratios to average net assets:
 Expenses ......................................         1.93%(d)        1.92%         1.87%        2.17%        1.73%(d)
 Expenses net of waiver and payments
  by affiliate .................................         1.93%(d)        1.92%         1.87%        2.17%        1.70%(d)
 Net investment income (loss) ..................        (1.47)%(d)      (1.21)%       (1.63)%      (1.97)%      (1.83)%(d)
Portfolio turnover rate ........................        41.23%          68.39%       141.34%      182.71%      141.03%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   For the period January 2, 2002 (commencement of operations) to April 30,
      2002.


                     Semiannual Report | See notes to financial statements. | 69

FRANKLIN STRATEGIC SERIES

FRANKLIN TECHNOLOGY FUND (CONTINUED)

                                                ----------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                OCTOBER 31, 2005                        YEAR ENDED APRIL 30,
ADVISOR CLASS                                     (UNAUDITED)            2005          2004         2003         2002      2001(e)
                                                ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........   $     4.41      $     4.31    $     3.22   $     4.39   $     6.43   $    10.00
                                                   -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) ...............        (0.02)          (0.03)        (0.05)       (0.01)       (0.04)       (0.05)
 Net realized and unrealized gains (losses) ....         0.49            0.13          1.14        (1.16)       (2.00)       (3.52)
                                                   -------------------------------------------------------------------------------
Total from investment operations ...............         0.47            0.10          1.09        (1.17)       (2.04)       (3.57)
                                                   -------------------------------------------------------------------------------
Redemption fees ................................           --(c)           --(c)         --           --           --           --
                                                   -------------------------------------------------------------------------------
Net asset value, end of period .................   $     4.88      $     4.41    $     4.31   $     3.22   $     4.39   $     6.43
                                                   ===============================================================================

Total return(b) ................................        10.66%           2.32%        33.85%      (26.65)%     (31.62)%     (35.80)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............   $    2,614      $    2,374    $    2,444   $   10,438   $   10,668   $   11,911
Ratios to average net assets:
 Expenses ......................................         1.43%(d)        1.42%         1.37%        1.67%        1.34%        1.33%
 Expenses net of waiver and payments
  by affiliate .................................         1.43%(d)        1.42%         1.37%        1.67%        1.31%        1.05%
 Net investment income (loss) ..................        (0.97)%(d)      (0.71)%       (1.13)%      (1.47)%      (0.67)%      (0.55)%
Portfolio turnover rate ........................        41.23%          68.39%       141.34%      182.71%      141.03%      198.78%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   For the year May 1, 2000 (effective date) to April 30, 2001.


70 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS, OCTOBER 31, 2005 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN TECHNOLOGY FUND                                                            COUNTRY          SHARES          VALUE
----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 93.4%
   ADVERTISING/MARKETING SERVICES 0.5%
(a)Getty Images Inc. ...........................................................    United States           3,000   $      249,029
                                                                                                                    --------------
   BROADCASTING 0.5%
(a)XM Satellite Radio Holdings Inc., A .........................................    United States           7,300          210,460
                                                                                                                    --------------
   COMPUTER COMMUNICATIONS 4.7%
(a)Avocent Corp. ...............................................................    United States          14,600          447,636
(a)Cisco Systems Inc. ..........................................................    United States          45,800          799,210
(a)Ixia ........................................................................    United States          20,300          256,186
(a)Juniper Networks Inc. .......................................................    United States          27,700          646,241
                                                                                                                    --------------
                                                                                                                         2,149,273
                                                                                                                    --------------
   COMPUTER PERIPHERALS 4.8%
(a)EMC Corp. ...................................................................    United States          80,100        1,118,196
(a)Network Appliance Inc. ......................................................    United States          40,000        1,094,400
                                                                                                                    --------------
                                                                                                                         2,212,596
                                                                                                                    --------------
   COMPUTER PROCESSING HARDWARE 5.2%
(a)Apple Computer Inc. .........................................................    United States          20,200        1,163,318
(a)Dell Inc. ...................................................................    United States          39,100        1,246,508
                                                                                                                    --------------
                                                                                                                         2,409,826
                                                                                                                    --------------
   DATA PROCESSING SERVICES 4.9%
(a)Affiliated Computer Services Inc., A ........................................    United States          11,500          622,265
(a)Alliance Data Systems Corp. .................................................    United States          10,100          359,156
   Global Payments Inc. ........................................................    United States          19,400          831,290
(a)Neustar Inc., A .............................................................    United States          14,400          440,640
                                                                                                                    --------------
                                                                                                                         2,253,351
                                                                                                                    --------------
   ELECTRONIC COMPONENTS 1.5%
(a)SanDisk Corp. ...............................................................    United States          11,400          671,345
                                                                                                                    --------------
   ELECTRONIC EQUIPMENT/INSTRUMENTS 6.2%
   National Instruments Corp. ..................................................    United States          29,000          693,100
   Rockwell Automation Inc. ....................................................    United States          14,000          744,100
   Scientific-Atlanta Inc. .....................................................    United States          15,800          559,952
   Tektronix Inc. ..............................................................    United States          37,700          866,346
                                                                                                                    --------------
                                                                                                                         2,863,498
                                                                                                                    --------------
   ELECTRONIC PRODUCTION EQUIPMENT 3.8%
   Applied Materials Inc. ......................................................    United States          36,600          599,508
(a)FormFactor Inc. .............................................................    United States          30,400          748,448
(a)Varian Semiconductor Equipment Associates Inc. ..............................    United States          10,400          393,328
                                                                                                                    --------------
                                                                                                                         1,741,284
                                                                                                                    --------------
   INFORMATION TECHNOLOGY SERVICES 5.8%
(a)Amdocs Ltd. .................................................................    United States          30,700          812,629
(a)Cognizant Technology Solutions Corp., A .....................................    United States          24,900        1,095,102
   Infosys Technologies Ltd., ADR ..............................................        India              11,700          795,600
                                                                                                                    --------------
                                                                                                                         2,703,331
                                                                                                                    --------------


                                                          Semiannual Report | 71

FRANKLIN STRATEGIC SERIES

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN TECHNOLOGY FUND                                                            COUNTRY          SHARES          VALUE
----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   INTERNET SOFTWARE/SERVICES 6.8%
(a)Google Inc., A ..............................................................    United States           3,200   $    1,190,848
(a)VeriSign Inc. ...............................................................    United States          37,600          888,488
(a)Yahoo! Inc. .................................................................    United States          29,180        1,078,786
                                                                                                                    --------------
                                                                                                                         3,158,122
                                                                                                                    --------------
   MISCELLANEOUS COMMERCIAL SERVICES 0.5%
(a)Ultimate Software Group Inc. ................................................    United States          13,400          227,666
                                                                                                                    --------------
   MOVIES/ENTERTAINMENT 0.9%
(a)Pixar .......................................................................    United States           8,400          426,132
                                                                                                                    --------------
   PACKAGED SOTWARE 14.4%
   Adobe Systems Inc. ..........................................................    United States          23,400          754,650
(a)ANSYS Inc. ..................................................................    United States           6,400          238,464
   Autodesk Inc. ...............................................................    United States          16,000          722,080
(a)Cognos Inc. .................................................................       Canada              14,900          559,197
(a)FileNET Corp. ...............................................................    United States          16,200          456,030
(a)McAfee Inc. .................................................................    United States           7,300          219,219
(a)Micromuse Inc. ..............................................................    United States          31,500          225,858
   Microsoft Corp. .............................................................    United States          53,200        1,367,240
(a)NAVTEQ Corp. ................................................................    United States          16,500          645,480
(a)Salesforce.com Inc. .........................................................    United States          15,500          387,345
   SAP AG, ADR .................................................................       Germany             18,700          802,978
(a)Symantec Corp. ..............................................................    United States          11,000          262,350
                                                                                                                    --------------
                                                                                                                         6,640,891
                                                                                                                    --------------
   RECREATIONAL PRODUCTS 2.1%
(a)Activision Inc. .............................................................    United States          11,467          180,829
(a)Electronic Arts Inc. ........................................................    United States          14,200          807,695
                                                                                                                    --------------
                                                                                                                           988,524
                                                                                                                    --------------
   SEMICONDUCTORS 19.8%
(a)Actel Corp. .................................................................    United States          50,700          707,265
(a)Altera Corp. ................................................................    United States          52,200          869,130
   Analog Devices Inc. .........................................................    United States          38,800        1,349,463
(a)Broadcom Corp., A ...........................................................    United States          11,000          467,060
(a)Integrated Device Technology Inc. ...........................................    United States          48,700          481,156
   Intersil Corp., A ...........................................................    United States          36,300          826,188
   Linear Technology Corp. .....................................................    United States          34,600        1,149,066
(a)Marvell Technology Group Ltd. ...............................................       Bermuda             18,100          840,021
   Maxim Integrated Products Inc. ..............................................    United States           4,100          142,188
   Microchip Technology Inc. ...................................................    United States          32,700          986,559
(a)Power Integrations Inc. .....................................................    United States          11,600          244,876
(a)Silicon Laboratories Inc. ...................................................    United States          26,800          862,156
(a)ZiLOG Inc. ..................................................................    United States          88,800          244,200
                                                                                                                    --------------
                                                                                                                         9,169,328
                                                                                                                    --------------


72 | Semiannual Report

FRANKLIN STRATEGIC SERIES

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN TECHNOLOGY FUND                                                            COUNTRY          SHARES          VALUE
----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   SPECIALTY TELECOMMUNICATIONS 1.8%
(a)American Tower Corp., A .....................................................    United States          34,300   $      818,054
                                                                                                                    --------------
   TELECOMMUNICATIONS EQUIPMENT 9.2%
(a)Comverse Technology Inc. ....................................................    United States           9,400          235,940
(a)Corning Inc. ................................................................    United States          41,700          837,753
   Harris Corp. ................................................................    United States          15,000          616,500
(a)Microtune Inc. ..............................................................    United States          47,900          184,894
   Nokia Corp., ADR ............................................................       Finland             37,300          627,386
   QUALCOMM Inc. ...............................................................    United States          27,200        1,081,472
(a)SiRF Technology Holdings Inc. ...............................................    United States           4,900          126,371
(a)ViaSat Inc. .................................................................    United States          21,700          537,943
                                                                                                                    --------------
                                                                                                                         4,248,259
                                                                                                                    --------------
   TOTAL COMMON STOCKS (COST $35,109,050) ......................................                                        43,140,969
                                                                                                                    --------------
   SHORT TERM INVESTMENTS (COST $3,101,519) 6.7%
   MONEY FUND 6.7%
(b)Franklin Institutional Fiduciary Trust Money Market Portfolio ...............    United States       3,101,519        3,101,519
                                                                                                                    --------------
   TOTAL INVESTMENTS (COST $38,210,569) 100.1% .................................                                        46,242,488
   OTHER ASSETS, LESS LIABILITIES (0.1)% .......................................                                           (49,840)
                                                                                                                    --------------
   NET ASSETS 100.0% ...........................................................                                    $   46,192,648
                                                                                                                    ==============

SEE SELECTED PORTFOLIO ABBREVIATIONS ON PAGE 74.

(a)   Non-income producing.

(b) See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.


                     Semiannual Report | See notes to financial statements. | 73

FRANKLIN STRATEGIC SERIES

SELECTED PORTFOLIO ABBREVIATIONS

ADR   -  American Depository Receipt

GDR   -  Global Depository Receipt

PIPES -  Private Investment in Public Equity Securities


74 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2005 (unaudited)

                                                                              -----------------------------------------------------
                                                                                 FRANKLIN        FRANKLIN GLOBAL       FRANKLIN
                                                                               BIOTECHNOLOGY     COMMUNICATIONS      GLOBAL HEALTH
                                                                              DISCOVERY FUND          FUND             CARE FUND
                                                                              -----------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .............................................   $   359,158,699    $    51,102,538    $   105,943,599
  Cost - Sweep Money Fund (Note 7) ........................................           473,120          1,085,857          8,031,866
  Cost - Repurchase Agreements ............................................       108,383,130                 --                 --
                                                                              -----------------------------------------------------
  Total cost of investments ...............................................   $   468,014,949    $    52,188,395    $   113,975,465
                                                                              =====================================================
  Value - Unaffiliated issuers(a) .........................................   $   508,699,367    $    64,116,974    $   127,345,377
  Value - Sweep Money Fund (Note 7) .......................................           473,120          1,085,857          8,031,866
  Value - Repurchase Agreements ...........................................       108,383,130                 --                 --
                                                                              -----------------------------------------------------
  Total value of investments ..............................................       617,555,617         65,202,831        135,377,243
                                                                              -----------------------------------------------------
 Cash .....................................................................                --            305,915                 --
 Receivables:
  Investment securities sold ..............................................        22,086,545            202,698                 --
  Capital shares sold .....................................................           305,331             41,662            678,710
  Dividends and interest ..................................................            38,015             23,163            130,026
 Cash on deposit with broker for securities sold short ....................           394,338                 --                 --
                                                                              -----------------------------------------------------
      Total assets ........................................................       640,379,846         65,776,269        136,185,979
                                                                              -----------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .........................................         2,876,194            858,593            360,155
  Capital shares redeemed .................................................         1,197,548            201,984            460,580
  Affiliates ..............................................................           585,255             91,004            172,891
 Funds advanced by custodian ..............................................            31,280                 --                 --
 Payable upon return of securities loaned .................................       108,383,130                 --                 --
 Accrued expenses and other liabilities ...................................            43,685             10,215             15,967
                                                                              -----------------------------------------------------
      Total liabilities ...................................................       113,117,092          1,161,796          1,009,593
                                                                              -----------------------------------------------------
        Net assets, at value ..............................................   $   527,262,754    $    64,614,473    $   135,176,386
                                                                              =====================================================
Net assets consist of:
 Paid-in capital ..........................................................   $   797,400,611    $   173,064,705    $   135,194,875
 Undistributed net investment income (loss) ...............................        (2,977,437)           396,819           (488,643)
 Net unrealized appreciation (depreciation) ...............................       149,539,599         13,010,921         21,399,728
 Accumulated net realized gain (loss) .....................................      (416,700,019)      (121,857,972)       (20,929,574)
                                                                              -----------------------------------------------------
        Net assets, at value ..............................................   $   527,262,754    $    64,614,473    $   135,176,386
                                                                              =====================================================

(a) The Franklin Biotechnology Discovery Fund includes $108,071,083 of securities loaned.


                     Semiannual Report | See notes to financial statements. | 75

FRANKLIN STRATEGIC SERIES

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2005 (unaudited)

                                                                              -----------------------------------------------------
                                                                                 FRANKLIN        FRANKLIN GLOBAL       FRANKLIN
                                                                               BIOTECHNOLOGY     COMMUNICATIONS      GLOBAL HEALTH
                                                                              DISCOVERY FUND          FUND             CARE FUND
                                                                              -----------------------------------------------------
CLASS A:
 Net assets, at value .....................................................   $   527,262,754    $    54,219,211    $    95,506,120
                                                                              =====================================================
 Shares outstanding .......................................................         9,743,623          5,749,634          4,428,719
                                                                              =====================================================
 Net asset value per share(a) .............................................   $         54.11    $          9.43    $         21.57
                                                                              =====================================================
 Maximum offering price per share (net asset value per share / 94.25%) ....   $         57.41    $         10.01    $         22.89
                                                                              =====================================================
CLASS B:
 Net assets, at value .....................................................                --    $     2,763,576    $    13,784,827
                                                                              =====================================================
 Shares outstanding .......................................................                --            307,894            672,045
                                                                              =====================================================
 Net asset value and maximum offering price per share(a) ..................                --    $          8.98    $         20.51
                                                                              =====================================================
CLASS C:
 Net assets, at value .....................................................                --    $     7,631,686    $    25,885,439
                                                                              =====================================================
 Shares outstanding .......................................................                --            848,813          1,274,608
                                                                              =====================================================
 Net asset value and maximum offering price per share(a) ..................                --    $          8.99    $         20.31
                                                                              =====================================================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


76 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2005 (unaudited)

                                                                              ----------------------------------
                                                                                                    FRANKLIN
                                                                              FRANKLIN NATURAL     TECHNOLOGY
                                                                               RESOURCES FUND         FUND
                                                                              ----------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .............................................   $   240,828,292    $    35,109,050
  Cost - Sweep Money Fund (Note 7) ........................................         2,121,626          3,101,519
                                                                              ----------------------------------
  Total cost of investments ...............................................   $   242,949,918    $    38,210,569
                                                                              ==================================
  Value - Unaffiliated issuers ............................................   $   340,703,888    $    43,140,969
  Value - Sweep Money Fund (Note 7) .......................................         2,121,626          3,101,519
                                                                              ----------------------------------
  Total value of investments ..............................................       342,825,514         46,242,488
 Receivables:
  Investment securities sold ..............................................         2,151,169            666,526
  Capital shares sold .....................................................         2,612,692             11,378
  Dividends and interest ..................................................           249,958              5,363
                                                                              ----------------------------------
   Total assets ...........................................................       347,839,333         46,925,755
                                                                              ----------------------------------
Liabilities:
 Payables:
  Investment securities purchased .........................................           151,957            380,618
  Capital shares redeemed .................................................           671,192            273,320
  Affiliates ..............................................................           237,000             78,313
 Funds advanced by custodian ..............................................                --                386
 Accrued expenses and other liabilities ...................................               744                470
                                                                              ----------------------------------
   Total liabilities ......................................................         1,060,893            733,107
                                                                              ----------------------------------
        Net assets, at value ..............................................   $   346,778,440    $    46,192,648
                                                                              ==================================
Net assets consist of:
 Paid-in capital ..........................................................   $   234,774,640    $    93,868,081
 Undistributed net investment income (loss) ...............................           877,935           (354,120)
 Net unrealized appreciation (depreciation) ...............................        99,874,100          8,031,919
 Accumulated net realized gain (loss) .....................................        11,251,765        (55,353,232)
                                                                              ----------------------------------
        Net assets, at value ..............................................   $   346,778,440    $    46,192,648
                                                                              ==================================


                     Semiannual Report | See notes to financial statements. | 77

FRANKLIN STRATEGIC SERIES

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2005 (unaudited)

                                                                              ----------------------------------
                                                                                                    FRANKLIN
                                                                              FRANKLIN NATURAL     TECHNOLOGY
                                                                               RESOURCES FUND         FUND
                                                                              ----------------------------------
CLASS A:
 Net assets, at value .....................................................   $   308,886,341    $    27,907,110
                                                                              ==================================
 Shares outstanding .......................................................        10,104,242          5,823,939
                                                                              ==================================
 Net asset value per share(a) .............................................   $         30.57    $          4.79
                                                                              ==================================
 Maximum offering price per share (net asset value per share / 94.25%) ....   $         32.44    $          5.08
                                                                              ==================================
CLASS B:
 Net assets, at value .....................................................                --    $     4,210,745
                                                                              ==================================
 Shares outstanding .......................................................                --            909,198
                                                                              ==================================
 Net asset value and maximum offering price per share(a) ..................                --    $          4.63
                                                                              ==================================
CLASS C:
 Net assets, at value .....................................................   $     2,519,032    $     8,527,137
                                                                              ==================================
 Shares outstanding .......................................................            82,517          1,847,140
                                                                              ==================================
 Net asset value and maximum offering price per share(a) ..................   $         30.53    $          4.62
                                                                              ==================================
CLASS R:
 Net assets, at value .....................................................                --    $     2,933,886
                                                                              ==================================
 Shares outstanding .......................................................                --            615,498
                                                                              ==================================
 Net asset value and maximum offering price per share(a) ..................                --    $          4.77
                                                                              ==================================
ADVISOR CLASS:
 Net assets, at value .....................................................   $    35,373,067    $     2,613,770
                                                                              ==================================
 Shares outstanding .......................................................         1,108,491            536,078
                                                                              ==================================
 Net asset value and maximum offering price per share(a) ..................   $         31.91    $          4.88
                                                                              ==================================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


78 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

STATEMENTS OF OPERATIONS
for the six months ended October 31, 2005 (unaudited)

                                                                              ----------------------------------------------------
                                                                                 FRANKLIN        FRANKLIN GLOBAL       FRANKLIN
                                                                               BIOTECHNOLOGY     COMMUNICATIONS      GLOBAL HEALTH
                                                                              DISCOVERY FUND          FUND             CARE FUND
                                                                              ----------------------------------------------------
Investment income:
 Dividends (net of foreign taxes)(a)
  Unaffiliated issuers ....................................................   $            --    $       387,399    $      402,561
  Sweep Money Fund (Note 7) ...............................................           279,496                 --            97,722
 Income from securities loaned - net ......................................           102,443                 --                --
                                                                              ----------------------------------------------------
      Total investment income .............................................           381,939            387,399           500,283
                                                                              ----------------------------------------------------
Expenses:
 Management fees (Note 3a) ................................................         1,305,231            198,188           386,563
 Administrative fees (Note 3b) ............................................           378,993                 --                --
 Distribution fees (Note 3c)
  Class A .................................................................           634,795             66,906           118,907
  Class B .................................................................                --             13,978            67,469
  Class C .................................................................                --             37,578           126,708
 Transfer agent fees (Note 3e) ............................................           885,544            144,142           237,177
 Custodian fees (Note 4) ..................................................             3,519              3,459             3,401
 Reports to shareholders ..................................................           116,140              9,938            15,828
 Registration and filing fees .............................................            11,302             15,295            17,922
 Professional fees ........................................................            11,035             12,692            11,921
 Trustees' fees and expenses ..............................................             3,717                384               600
 Other ....................................................................             9,312              1,997             2,472
                                                                              ----------------------------------------------------
      Total expenses ......................................................         3,359,588            504,557           988,968
      Expense reductions (Note 4) .........................................              (212)                --               (42)
                                                                              ----------------------------------------------------
        Net expenses ......................................................         3,359,376            504,557           988,926
                                                                              ----------------------------------------------------
          Net investment income (loss) ....................................        (2,977,437)          (117,158)         (488,643)
                                                                              ----------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .............................................................        23,146,036          3,130,379         1,492,610
  Foreign currency transactions ...........................................               (49)            (5,328)            1,677
                                                                              ----------------------------------------------------
      Net realized gain (loss) ............................................        23,145,987          3,125,051         1,494,287
                                                                              ----------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
  Investments .............................................................        63,497,442          7,715,160         6,044,288
  Translation of assets and liabilities denominated in foreign currencies .              (902)            (3,515)           (3,050)
                                                                              ----------------------------------------------------
      Net change in unrealized appreciation (depreciation) ................        63,496,540          7,711,645         6,041,238
                                                                              ----------------------------------------------------
Net realized and unrealized gain (loss) ...................................        86,642,527         10,836,696         7,535,525
                                                                              ----------------------------------------------------
Net increase (decrease) in net assets resulting from operations ...........   $    83,665,090    $    10,719,538    $    7,046,882
                                                                              ====================================================

(a)Foreign taxes withheld on dividends ....................................   $            --    $        20,377    $        3,158


                     Semiannual Report | See notes to financial statements. | 79

FRANKLIN STRATEGIC SERIES

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended October 31, 2005 (unaudited)

                                                                              ----------------------------------
                                                                                                    FRANKLIN
                                                                              FRANKLIN NATURAL     TECHNOLOGY
                                                                               RESOURCES FUND         FUND
                                                                              ----------------------------------
Investment income:
 Dividends (net of foreign taxes)(a)
  Unaffiliated issuers ....................................................   $     1,887,254    $        60,194
  Sweep Money Fund (Note 7) ...............................................           126,298             49,719
 Interest .................................................................               151                 --
                                                                              ----------------------------------
      Total investment income .............................................         2,013,703            109,913
                                                                              ----------------------------------
Expenses:
 Management fees (Note 3a) ................................................           818,088            125,581
 Administrative fees (Note 3b) ............................................                --             47,749
 Distribution fees (Note 3c)
  Class A .................................................................           484,256             50,946
  Class B .................................................................                --             21,479
  Class C .................................................................             2,364             44,000
  Class R .................................................................                --              7,223
 Transfer agent fees (Note 3e) ............................................           165,959            128,357
 Custodian fees (Note 4) ..................................................             3,502                486
 Reports to shareholders ..................................................            12,194              8,288
 Registration and filing fees .............................................            48,544             20,184
 Professional fees ........................................................             9,358              9,026
 Trustees' fees and expenses ..............................................             1,390                378
 Other ....................................................................             3,632                361
                                                                              ----------------------------------
      Total expenses ......................................................         1,549,287            464,058
      Expense reductions (Note 4) .........................................              (103)               (25)
                                                                              ----------------------------------
        Net expenses ......................................................         1,549,184            464,033
                                                                              ----------------------------------
          Net investment income (loss) ....................................           464,519           (354,120)
                                                                              ----------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from
  Investments .............................................................         9,035,800            865,828
  Foreign currency transactions ...........................................            (1,923)                --
                                                                              ----------------------------------
      Net realized gain (loss) ............................................         9,033,877            865,828
                                                                              ----------------------------------
 Net change in unrealized appreciation (depreciation) on:
  Investments .............................................................        54,757,005          4,040,627
  Translation of assets and liabilities denominated in foreign currencies .            (1,792)                --
                                                                              ----------------------------------
       Net change in unrealized appreciation (depreciation) ...............        54,755,213          4,040,627
                                                                              ----------------------------------
Net realized and unrealized gain (loss) ...................................        63,789,090          4,906,455
                                                                              ----------------------------------
Net increase (decrease) in net assets resulting from operations ...........   $    64,253,609    $     4,552,335
                                                                              ==================================

(a)Foreign taxes withheld on dividends ....................................   $        40,521    $           974


80 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

STATEMENTS OF CHANGES IN NET ASSETS

                                                     ----------------------------------------------------------------------------
                                                            FRANKLIN BIOTECHNOLOGY                     FRANKLIN GLOBAL
                                                                DISCOVERY FUND                       COMMUNICATIONS FUND
                                                     ----------------------------------------------------------------------------
                                                     SIX MONTHS ENDED                        SIX MONTHS ENDED
                                                     OCTOBER 31, 2005       YEAR ENDED       OCTOBER 31, 2005       YEAR ENDED
                                                       (UNAUDITED)        APRIL 30, 2005       (UNAUDITED)        APRIL 30, 2005
                                                     ----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...................   $     (2,977,437)   $     (6,914,107)   $       (117,158)   $        (54,431)
  Net realized gain (loss) from investments and
   foreign currency transactions .................         23,145,987          40,259,228           3,125,051           2,808,119
  Net change in unrealized appreciation
   (depreciation) on investments and translation
   of assets and liabilities denominated in
   foreign currencies ............................         63,496,540        (118,757,838)          7,711,645             264,281
                                                     ----------------------------------------------------------------------------
        Net increase (decrease) in net assets
         resulting from operations ...............         83,665,090         (85,412,717)         10,719,538           3,017,969
                                                     ----------------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A .......................................                 --                  --                  --            (148,066)
                                                     ----------------------------------------------------------------------------
 Total distributions to shareholders .............                 --                  --                  --            (148,066)
                                                     ----------------------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A .......................................        (42,312,402)       (112,120,808)         (4,721,163)        (12,208,050)
   Class B .......................................                 --                  --            (363,423)           (625,354)
   Class C .......................................                 --                  --            (663,532)         (1,901,429)
                                                     ----------------------------------------------------------------------------
 Total capital share transactions ................        (42,312,402)       (112,120,808)         (5,748,118)        (14,734,833)
                                                     ----------------------------------------------------------------------------

 Redemption fees .................................              1,551               3,285                 104               3,190
                                                     ----------------------------------------------------------------------------
   Net increase (decrease) in net assets .........         41,354,239        (197,530,240)          4,971,524         (11,861,740)
Net assets:
 Beginning of period .............................        485,908,515         683,438,755          59,642,949          71,504,689
                                                     ----------------------------------------------------------------------------
 End of period ...................................   $    527,262,754    $    485,908,515    $     64,614,473    $     59,642,949
                                                     ============================================================================
Undistributed net investment income (loss)
 included in net assets:
  End of period ..................................   $     (2,977,437)   $             --    $        396,819    $        513,977
                                                     ============================================================================


                     Semiannual Report | See notes to financial statements. | 81

FRANKLIN STRATEGIC SERIES

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                     ----------------------------------------------------------------------------
                                                                   FRANKLIN                                FRANKLIN
                                                           GLOBAL HEALTH CARE FUND                  NATURAL RESOURCES FUND
                                                     ----------------------------------------------------------------------------
                                                     SIX MONTHS ENDED                        SIX MONTHS ENDED
                                                     OCTOBER 31, 2005       YEAR ENDED       OCTOBER 31, 2005       YEAR ENDED
                                                       (UNAUDITED)        APRIL 30, 2005       (UNAUDITED)        APRIL 30, 2005
                                                     ----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...................   $       (488,643)   $       (779,345)   $        464,519    $        391,987
  Net realized gain (loss) from investments and
   foreign currency transactions .................          1,494,287           7,249,631           9,033,877           6,541,264
  Net change in unrealized appreciation
   (depreciation) on investments and translation
   of assets and liabilities denominated in
   foreign currencies ............................          6,041,238          (4,228,640)         54,755,213          31,973,568
                                                     ----------------------------------------------------------------------------
        Net increase (decrease) in net assets
         resulting from operations ...............          7,046,882           2,241,646          64,253,609          38,906,819
                                                     ----------------------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A .......................................          3,419,582          (6,127,324)         41,635,414          75,035,763
   Class B .......................................          1,055,899          (1,175,029)                 --                  --
   Class C .......................................          2,632,323          (2,143,550)          2,599,953                  --
   Advisor Class .................................                 --                  --          (6,088,636)         16,518,180
                                                     ----------------------------------------------------------------------------
 Total capital share transactions ................          7,107,804          (9,445,903)         38,146,731          91,553,943
                                                     ----------------------------------------------------------------------------

 Redemption fees .................................              7,244                 142               2,946               4,241
                                                     ----------------------------------------------------------------------------
   Net increase (decrease) in net assets .........         14,161,930          (7,204,115)        102,403,286         130,465,003
Net assets:
 Beginning of period .............................        121,014,456         128,218,571         244,375,154         113,910,151
                                                     ----------------------------------------------------------------------------
 End of period ...................................   $    135,176,386    $    121,014,456    $    346,778,440    $    244,375,154
                                                     ============================================================================
Undistributed net investment income (loss)
 included in net assets:
 End of period ...................................   $       (488,643)   $             --    $        877,935    $        413,416
                                                     ============================================================================


82 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                             ------------------------------------
                                                                                                   FRANKLIN TECHNOLOGY FUND
                                                                                             ------------------------------------
                                                                                             SIX MONTHS ENDED
                                                                                             OCTOBER 31, 2005       YEAR ENDED
                                                                                               (UNAUDITED)        APRIL 30, 2005
                                                                                             ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...........................................................   $       (354,120)   $       (603,793)
  Net realized gain (loss) from investments and foreign currency transactions ............            865,828           4,580,294
  Net change in unrealized appreciation (depreciation) on investments ....................          4,040,627          (2,970,973)
                                                                                             ------------------------------------
      Net increase (decrease) in net assets resulting from operations ....................          4,552,335           1,005,528
                                                                                             ------------------------------------
 Capital share transactions: (Note 2)
  Class A ................................................................................         (2,521,676)         (1,666,662)
  Class B ................................................................................           (422,124)           (657,057)
  Class C ................................................................................           (792,018)         (2,694,512)
  Class R ................................................................................            (42,730)          1,172,031
  Advisor Class ..........................................................................             (7,893)           (135,295)
                                                                                             ------------------------------------
 Total capital share transactions ........................................................         (3,786,441)         (3,981,495)
                                                                                             ------------------------------------
 Redemption fees .........................................................................              2,679                 874
                                                                                             ------------------------------------
      Net increase (decrease) in net assets ..............................................            768,573          (2,975,093)
Net assets:
 Beginning of period .....................................................................         45,424,075          48,399,168
                                                                                             ------------------------------------
 End of period ...........................................................................   $     46,192,648    $     45,424,075
                                                                                             ====================================
Undistributed net investment income (loss) included in net assets:
 End of period ...........................................................................   $       (354,120)   $             --
                                                                                             ====================================


                     Semiannual Report | See notes to financial statements. | 83

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twelve separate series. All funds included in this report (the Funds) are non-diversified. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.


84 | Semiannual Report

FRANKLIN STRATEGIC SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

Certain Funds may enter into repurchase agreements, which are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At October 31, 2005, all repurchase agreements held by the funds had been entered into on that date.

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. SECURITIES SOLD SHORT

The Franklin Biotechnology Discovery Fund is engaged in selling securities short, which obligates the fund to replace a borrowed security with the same security at current market value. The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the fund sold the security short, while losses are potentially unlimited in size.


                                                          Semiannual Report | 85

FRANKLIN STRATEGIC SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITIES SOLD SHORT (CONTINUED)

The fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the fund.

F. SECURITIES LENDING

The Franklin Biotechnology Discovery Fund loans securities to certain brokers through a securities lending agent for which they receive cash and securities collateral against the loaned securities in an amount initially equal to at least 102% of the market value of the loaned securities. The cash collateral is invested in short-term instruments as noted in the Statements of Investments. The securities received as collateral are held in a segregated account with the fund's custodian on the fund's behalf. The fund receives interest income from the investment of cash collateral and interest income from the securities held as collateral, adjusted by lender fees and broker rebates. At October 31, 2005, the market value of securities on loan was $108,071,083, for which the funds' custodian held cash collateral valued at $108,383,130, and securities collateral valued at $25,446,000. The fund bears the risk of loss with respect to the investment of the cash collateral and the securities loaned. The securities lending agent has agreed to indemnify the fund in the case of default of any securities borrower.

G. INCOME TAXES

No provision has been made for U.S. income taxes because each Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Funds may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles.


86 | Semiannual Report

FRANKLIN STRATEGIC SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they will reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.


                                                          Semiannual Report | 87

FRANKLIN STRATEGIC SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Effective September 1, 2005, the Franklin Natural Resources Fund began offering a new class of shares, Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

-----------------------------------------------------------------------------------------------------------
                                                              CLASS A, CLASS C   CLASS A, CLASS B, CLASS C,
CLASS A                    CLASS A, CLASS B & CLASS C         & ADVISOR CLASS    CLASS R & ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------
Franklin Biotechnology     Franklin Global                    Franklin Natural   Franklin Technology Fund
 Discovery Fund             Communications Fund                Resources Fund
                           Franklin Global Health Care Fund


88 | Semiannual Report

FRANKLIN STRATEGIC SERIES

At October 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                        ------------------------------------------------------------
                                          FRANKLIN BIOTECHNOLOGY              FRANKLIN GLOBAL
                                              DISCOVERY FUND                COMMUNICATIONS FUND
                                        ------------------------------------------------------------
                                          SHARES          AMOUNT           SHARES         AMOUNT
                                        ------------------------------------------------------------
CLASS A SHARES:
Six months ended October 31, 2005
 Shares sold ........................       607,848    $  32,441,290        187,628    $   1,671,152
 Shares redeemed ....................    (1,416,585)     (74,753,692)      (722,901)      (6,392,315)
                                        ------------------------------------------------------------
 Net increase (decrease) ............      (808,737)   $ (42,312,402)      (535,273)   $  (4,721,163)
                                        ============================================================
Year ended April 30, 2005
 Shares sold ........................     1,153,641    $  58,011,226        497,779    $   4,042,716
 Shares issued in reinvestment
  of distributions ..................            --               --         15,319          133,888
 Shares redeemed ....................    (3,433,002)    (170,132,034)    (2,050,478)     (16,384,654)
                                        ------------------------------------------------------------
 Net increase (decrease) ............    (2,279,361)   $(112,120,808)    (1,537,380)   $ (12,208,050)
                                        ============================================================
CLASS B SHARES:
Six months ended October 31, 2005
 Shares sold ........................                                        11,871    $      98,561
 Shares redeemed ....................                                       (54,860)        (461,984)
                                                                         ---------------------------
 Net increase (decrease) ............                                       (42,989)   $    (363,423)
                                                                         ===========================
Year ended April 30, 2005
 Shares sold ........................                                        37,081    $     288,026
 Shares redeemed.....................                                      (118,762)        (913,380)
                                                                         ---------------------------
 Net increase (decrease).............                                       (81,681)   $    (625,354)
                                                                         ===========================
CLASS C SHARES:
Six months ended October 31, 2005
 Shares sold ........................                                        35,942    $     306,970
 Shares redeemed ....................                                      (115,022)        (970,502)
                                                                         ---------------------------
 Net increase (decrease) ............                                       (79,080)   $    (663,532)
                                                                         ===========================
Year ended April 30, 2005
 Shares sold ........................                                       113,267    $     884,766
 Shares redeemed.....................                                      (361,379)      (2,786,195)
                                                                         ---------------------------
 Net increase (decrease).............                                      (248,112)   $  (1,901,429)
                                                                         ===========================


                                                          Semiannual Report | 89

FRANKLIN STRATEGIC SERIES

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                        ------------------------------------------------------------
                                              FRANKLIN GLOBAL                 FRANKLIN NATURAL
                                              HEALTH CARE FUND                 RESOURCES FUND
                                        ------------------------------------------------------------
                                          SHARES          AMOUNT           SHARES         AMOUNT
                                        ------------------------------------------------------------
CLASS A SHARES:
Six months ended October 31, 2005
 Shares sold ........................       612,198    $  13,234,255      3,427,903    $  99,870,068
 Shares redeemed ....................      (453,787)      (9,814,673)    (2,011,530)     (58,234,654)
                                        ------------------------------------------------------------
 Net increase (decrease) ............       158,411    $   3,419,582      1,416,373    $  41,635,414
                                        ============================================================
Year ended April 30, 2005
 Shares sold ........................       883,349    $  17,635,790      5,510,177    $ 125,718,131
 Shares redeemed.....................    (1,210,752)     (23,763,114)    (2,284,982)     (50,682,368)
                                        ------------------------------------------------------------
 Net increase (decrease).............      (327,403)   $  (6,127,324)     3,225,195    $  75,035,763
                                        ============================================================
CLASS B SHARES:
Six months ended October 31, 2005
 Shares sold ........................       107,312    $   2,212,866
 Shares redeemed ....................       (55,751)      (1,156,967)
                                        ----------------------------
 Net increase (decrease) ............        51,561    $   1,055,899
                                        ============================
Year ended April 30, 2005
 Shares sold ........................       131,458    $   2,491,368
 Shares redeemed.....................      (194,486)      (3,666,397)
                                        ----------------------------
 Net increase (decrease).............       (63,028)   $  (1,175,029)
                                        ============================
CLASS C SHARES:
Six months ended October 31, 2005
 Shares sold ........................       266,369    $   5,414,775         90,294    $   2,828,714
 Shares redeemed ....................      (136,032)      (2,782,452)        (7,777)        (228,761)
                                        ------------------------------------------------------------
 Net increase (decrease) ............       130,337    $   2,632,323         82,517    $   2,599,953
                                        ============================================================
Year ended April 30, 2005
 Shares sold ........................       243,449    $   4,581,653
 Shares redeemed.....................      (359,987)      (6,725,203)
                                        ----------------------------
 Net increase (decrease).............      (116,538)   $  (2,143,550)
                                        ============================
ADVISOR CLASS SHARES:
Six months ended October 31, 2005
 Shares sold ........................                                        52,068    $   1,619,851
 Shares redeemed ....................                                      (247,432)      (7,708,487)
                                                                         ---------------------------
 Net increase (decrease) ............                                      (195,364)   $  (6,088,636)
                                                                         ===========================
Year ended April 30, 2005
 Shares sold ........................                                       803,805    $  18,310,689
 Shares redeemed.....................                                       (72,677)      (1,792,509)
                                                                         ---------------------------
 Net increase (decrease).............                                       731,128    $  16,518,180
                                                                         ===========================

(a) For the period September 1, 2005 (effective date) to October 31, 2005 for the Franklin Natural Resources Fund.


90 | Semiannual Report

FRANKLIN STRATEGIC SERIES

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                    ---------------------------
                                                             FRANKLIN
                                                          TECHNOLOGY FUND
                                                    ---------------------------
                                                      SHARES          AMOUNT
                                                    ---------------------------
CLASS A SHARES:
Six months ended October 31, 2005
 Shares sold ...................................        785,641    $  3,722,104
 Shares redeemed ...............................     (1,321,081)     (6,243,780)
                                                    ---------------------------
 Net increase (decrease) .......................       (535,440)   $ (2,521,676)
                                                    ===========================
Year ended April 30, 2005
 Shares sold ...................................      1,922,287    $  8,791,126
 Shares redeemed ...............................     (2,298,247)    (10,457,788)
                                                    ---------------------------
 Net increase (decrease) .......................       (375,960)   $ (1,666,662)
                                                    ===========================
CLASS B SHARES:
Six months ended October 31, 2005
 Shares sold ...................................         14,420    $     66,619
 Shares redeemed ...............................       (107,416)       (488,743)
                                                    ---------------------------
 Net increase (decrease) .......................        (92,996)   $   (422,124)
                                                    ===========================
Year ended April 30, 2005
 Shares sold ...................................        137,586    $    611,532
 Shares redeemed ...............................       (288,949)     (1,268,589)
                                                    ---------------------------
 Net increase (decrease) .......................       (151,363)   $   (657,057)
                                                    ===========================
CLASS C SHARES:
Six months ended October 31, 2005
 Shares sold ...................................        151,894    $    696,323
 Shares redeemed ...............................       (329,559)     (1,488,341)
                                                    ---------------------------
 Net increase (decrease) .......................       (177,665)   $   (792,018)
                                                    ===========================
Year ended April 30, 2005
 Shares sold ...................................        384,862    $  1,740,352
 Shares redeemed ...............................     (1,005,688)     (4,434,864)
                                                    ---------------------------
 Net increase (decrease) .......................       (620,826)   $ (2,694,512)
                                                    ---------------------------
CLASS R SHARES:
Six months ended October 31, 2005
 Shares sold ...................................        140,691    $    659,677
 Shares redeemed ...............................       (149,859)       (702,407)
                                                    ---------------------------
 Net increase (decrease) .......................         (9,168)   $    (42,730)
                                                    ===========================
Year ended April 30, 2005
 Shares sold ...................................        401,559    $  1,850,641
 Shares redeemed ...............................       (150,407)       (678,610)
                                                    ---------------------------
 Net increase (decrease) .......................        251,152    $  1,172,031
                                                    ===========================
ADVISOR CLASS SHARES:
Six months ended October 31, 2005
 Shares sold ...................................         31,822    $    154,350
 Shares redeemed ...............................        (33,571)       (162,243)
                                                    ---------------------------
 Net increase (decrease) .......................         (1,749)   $     (7,893)
                                                    ===========================
Year ended April 30, 2005
 Shares sold ...................................         84,885    $    384,145
 Shares redeemed ...............................       (114,073)       (519,440)
                                                    ---------------------------
 Net increase (decrease) .......................        (29,188)   $   (135,295)
                                                    ===========================


                                                          Semiannual Report | 91

FRANKLIN STRATEGIC SERIES

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                              AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                      Investment manager
Franklin Templeton Services, LLC (FT Services)          Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)    Principal underwriter
Franklin Templeton Investor Services,
 LLC (Investor Services)                                Transfer agent

A. MANAGEMENT FEES

All funds, except the Franklin Technology Fund, pay an investment management fee to Advisers based on the average daily net assets of each of the funds as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
    0.625%              Up to and including $100 million
    0.500%              Over $100 million, up to and including $250 million
    0.450%              Over $250 million, up to and including $10 billion
    0.440%              Over $10 billion, up to and including $12.5 billion
    0.420%              Over $12.5 billion, up to and including $15 billion
    0.400%              In excess of $15 billion

The Franklin Technology Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
    0.550%              Up to and including $500 million
    0.450%              Over $500 million, up to and including $1 billion
    0.400%              Over $1 billion, up to and including $1.5 billion
    0.350%              Over $1.5 billion, up to and including $6.5 billion
    0.325%              Over $6.5 billion, up to and including $11.5 billion
    0.300%              Over $11.5 billion, up to and including $16.5 billion
    0.290%              Over $16.5 billion, up to and including $19 billion
    0.280%              Over $19 billion, up to and including $21.5 billion
    0.270%              In excess of $21.5 billion

B. ADMINISTRATIVE FEES

The Franklin Biotechnology Discovery Fund pays an administrative fee to FT Services based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
    0.150%              Up to and including $200 million
    0.135%              Over $200 million, up to and including $700 million
    0.100%              Over $700 million, up to and including $1.2 billion
    0.075%              In excess of $1.2 billion


92 | Semiannual Report

FRANKLIN STRATEGIC SERIES

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES (CONTINUED)

The Franklin Technology Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the fund.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Global Communications Fund, the Franklin Global Health Care Fund, and the Franklin Natural Resources Fund. The fee is paid by Advisers based on average daily net assets of each of the funds, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Trusts' Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the sale and distribution of each Fund's shares up to a certain percentage per year of its average daily net assets as follows:

                       -------------------------------------------------------------------------------
                           FRANKLIN      FRANKLIN GLOBAL     FRANKLIN         FRANKLIN       FRANKLIN
                        BIOTECHNOLOGY    COMMUNICATIONS    GLOBAL HEALTH      NATURAL       TECHNOLOGY
                        DISCOVERY FUND        FUND           CARE FUND     RESOURCES FUND      FUND
                       -------------------------------------------------------------------------------
Class A.............        0.35%             0.25%            0.25%           0.35%          0.35%

Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

The Franklin Biotechnology Discovery Fund reimburses Distributors up to 0.35% when the Fund is open to new investors and up to 0.25% when the fund is closed to new investors. This fund was re-opened to new investors on September 1, 2001, and will remain open until net assets reach $2 billion.

Under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the sale and distribution of each Fund's shares up to a certain percentage per year of their average daily net assets of each class as follows:

                       ----------------------------------------------------------------
                       FRANKLIN GLOBAL      FRANKLIN         FRANKLIN         FRANKLIN
                       COMMUNICATIONS     GLOBAL HEALTH      NATURAL         TECHNOLOGY
                            FUND            CARE FUND     RESOURCES FUND        FUND
                       ----------------------------------------------------------------
Class B.............        1.00%             1.00%              --            1.00%
Class C.............        1.00%             1.00%             100%           1.00%
Class R.............          --                --               --            0.50%


                                                          Semiannual Report | 93

FRANKLIN STRATEGIC SERIES

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                     ------------------------------------------------
                                                        FRANKLIN      FRANKLIN GLOBAL     FRANKLIN
                                                      BIOTECHNOLOGY   COMMUNICATIONS    GLOBAL HEALTH
                                                     DISCOVERY FUND        FUND           CARE FUND
                                                     ------------------------------------------------
Net sales charge received(a) ......................        $ 59,990         $ 5,059         $  29,665
Contingent deferred sales charges retained ........        $    292         $ 4,225         $  13,972

                                                     ---------------------------
                                                        FRANKLIN       FRANKLIN
                                                        NATURAL       TECHNOLOGY
                                                     RESOURCES FUND      FUND
                                                     ---------------------------
Net sales charge received(a) ......................       $ 294,632      $ 7,377
Contingent deferred sales charges retained ........       $   1,652      $ 6,679

(a)   Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEE

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were retained by Investor Services:

                         ------------------------------------------------------------------------------
                            FRANKLIN      FRANKLIN GLOBAL     FRANKLIN         FRANKLIN       FRANKLIN
                         BIOTECHNOLOGY    COMMUNICATIONS    GLOBAL HEALTH      NATURAL       TECHNOLOGY
                         DISCOVERY FUND        FUND           CARE FUND     RESOURCES FUND      FUND
                         ------------------------------------------------------------------------------
Transfer agent fees.....    $598,244         $106,272         $179,760         $147,362       $97,115

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended October 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.


94 | Semiannual Report

FRANKLIN STRATEGIC SERIES

5. INCOME TAXES

At April 30, 2005, the Funds had tax basis capital losses, which may be carried over to offset future capital gains, if any. At April 30, 2005, the capital loss carryforwards were as follows:

                                                -------------------------------------------------
                                                   FRANKLIN      FRANKLIN GLOBAL     FRANKLIN
                                                BIOTECHNOLOGY    COMMUNICATIONS    GLOBAL HEALTH
                                                DISCOVERY FUND        FUND           CARE FUND
                                                -------------------------------------------------
Capital loss carryovers expiring in:
 2010.......................................... $  118,188,055   $    72,312,078   $          --
 2011..........................................    238,490,545        52,123,016       6,216,240
 2012..........................................     72,400,540                --      15,108,743
                                                -------------------------------------------------
                                                $  429,079,140   $   124,435,094   $  21,324,983
                                                =================================================

                                                --------------------------------
                                                FRANKLIN NATURAL     FRANKLIN
                                                   RESOURCES        TECHNOLOGY
                                                      FUND             FUND
                                                --------------------------------
Capital loss carryovers expiring in:
 2010..........................................        $      --   $ 27,180,872
 2011..........................................               --     28,445,452
 2012..........................................               --             --
                                                --------------------------------
                                                       $      --   $ 55,626,324
                                                ================================

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At April 30, 2005, the Franklin Global Communications Fund deferred realized currency losses of $15,302.

At October 31, 2005, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                 -------------------------------------------------
                                                    FRANKLIN      FRANKLIN GLOBAL     FRANKLIN
                                                 BIOTECHNOLOGY    COMMUNICATIONS    GLOBAL HEALTH
                                                 DISCOVERY FUND        FUND           CARE FUND
                                                 -------------------------------------------------
Cost of investments ...........................  $  477,236,150   $    52,617,156   $ 114,495,246
                                                 =================================================
Unrealized appreciation .......................  $  170,569,737   $    14,334,286   $  27,716,471
Unrealized depreciation .......................     (30,250,270)       (1,748,611)     (6,834,474)
                                                 -------------------------------------------------
Net unrealized appreciation (depreciation).....  $  140,319,467   $    12,585,675   $  20,881,997
                                                 =================================================

                                                 ------------------------------
                                                    FRANKLIN        FRANKLIN
                                                    NATURAL        TECHNOLOGY
                                                 RESOURCES FUND       FUND
                                                 ------------------------------
Cost of investments............................  $  244,280,547   $ 38,812,777
                                                 ==============================
Unrealized appreciation........................  $   99,816,709   $  8,819,716
Unrealized depreciation........................      (1,271,742)    (1,390,005)
                                                 ------------------------------
Net unrealized appreciation (depreciation).....  $   98,544,967   $  7,429,711
                                                 ==============================


                                                          Semiannual Report | 95

FRANKLIN STRATEGIC SERIES

5. INCOME TAXES (CONTINUED)

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares and net operating losses.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2005, were as follows:

                         --------------------------------------------------------------------------------
                            FRANKLIN      FRANKLIN GLOBAL     FRANKLIN         FRANKLIN       FRANKLIN
                         BIOTECHNOLOGY    COMMUNICATIONS    GLOBAL HEALTH      NATURAL       TECHNOLOGY
                         DISCOVERY FUND        FUND           CARE FUND     RESOURCES FUND      FUND
                         --------------------------------------------------------------------------------
Purchases ............   $   84,342,627   $    44,910,504   $  32,806,603   $  142,905,955   $ 18,099,771
Sales ................   $  136,938,471   $    50,290,232   $  27,383,117   $   98,601,805   $ 20,838,646

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


96 | Semiannual Report

FRANKLIN STRATEGIC SERIES

8. RESTRICTED AND ILLIQUID SECURITIES

At October 31, 2005, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration under the Securities Act of 1933, unless the sale is pursuant to an exemption under the 1933 Act. The Funds have registration rights for all restricted securities held at period end. The issuer generally incurs all registration costs.

A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At October 31, 2005, the funds held investments in restricted and illiquid securities, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

---------------------------------------------------------------------------------------------------------
SHARES/                                                          ACQUISITION
WARRANTS       ISSUER                                               DATE           COST          VALUE
---------------------------------------------------------------------------------------------------------
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
1,128,271      Fibrogen Inc., cvt. pfd., E ..................        5/19/00   $ 5,065,937   $  5,133,633
   85,395      Inhibitex Inc., wts., 11/10/09................       11/05/04        10,674         77,709
                                                                                             ------------
               TOTAL RESTRICTED AND ILLIQUID SECURITIES (0.99% of Net Assets)                $  5,211,342
                                                                                             ============
FRANKLIN GLOBAL COMMUNICATIONS FUND
   95,932      Kestrel Solutions, cvt. pfd., D ..............        1/21/00   $ 1,249,994   $         --
                                                                                             ============
               TOTAL RESTRICTED AND ILLIQUID SECURITIES (0.00% of Net Assets)

FRANKLIN GLOBAL HEALTH CARE FUND
  136,364      Masimo Corp., cvt. pfd., F ...................        5/15/00   $ 1,500,004   $    750,002
                                                                                             ============
               TOTAL RESTRICTED AND ILLIQUID SECURITIES (0.55% of Net Assets)

FRANKLIN NATURAL RESOURCES FUND
1,900,000      UrAsia Energy Ltd. ...........................       10/21/05   $ 2,877,940   $  2,894,993
                                                                                             ============
               TOTAL RESTRICTED AND ILLIQUID SECURITIES (0.84% of Net Assets)

9. OTHER CONSIDERATIONS

Directors or employees of Advisers, as Franklin Natural Resources Fund's Investment Manager, may serve as members of various bondholders' steering committees, on credit committees, or may represent the Fund in certain corporate restructuring negotiations. At October 31, 2005, such individuals serve in one or more of these capacities for Solutia Inc. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the Fund's Investment Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.


                                                          Semiannual Report | 97

FRANKLIN STRATEGIC SERIES

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement").

Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds in March, 2005. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


98 | Semiannual Report

FRANKLIN STRATEGIC SERIES

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 99

                       This page intentionally left blank.

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)
Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)   Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                          Not part of the semiannual report

      [LOGO](R)
  FRANKLIN TEMPLETON       One Franklin Parkway
     INVESTMENTS           San Mateo, CA 94403-1906


|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN STRATEGIC SERIES

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FSS2 S2005 12/05














                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                       OCTOBER 31, 2005
--------------------------------------------------------------------------------

                                           A Series of Franklin Strategic Series

--------------------------------------------------------------------------------
     SEMIANNUAL REPORT AND SHAREHOLDER LETTER                   BLEND
--------------------------------------------------------------------------------

                                                          WANT TO RECEIVE
                                                          THIS DOCUMENT
                                                          FASTER VIA EMAIL?
                  FRANKLIN
               BLUE CHIP FUND                             Eligible shareholders
                                                          can sign up for
                                                          eDelivery at
                                                          franklintempleton.com.
                                                          See inside for
                                                          details.

--------------------------------------------------------------------------------


                                     [LOGO]
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                              FRANKLIN TEMPLETON INVESTMENTS

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

CONTENTS

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Franklin Blue Chip Fund ...................................................    4

Performance Summary .......................................................    8

Your Fund's Expenses ......................................................   11

Financial Highlights and Statement of Investments .........................   13

Financial Statements ......................................................   20

Notes to Financial Statements .............................................   24

Shareholder Information ...................................................   32

--------------------------------------------------------------------------------

SEMIANNUAL REPORT

FRANKLIN BLUE CHIP FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Blue Chip Fund seeks long-term capital appreciation by investing substantially in equity securities of blue chip companies, which are well-established companies with strong financial records relative to other companies in their respective industries.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Blue Chip Fund covers the period ended October 31, 2005.

PERFORMANCE OVERVIEW

Franklin Blue Chip Fund - Class A posted a +5.09% cumulative total return for the six months under review. The Fund slightly underperformed its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which posted a +5.26% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

During the six months ended October 31, 2005, domestic economic expansion was driven by strength across most industries, sectors and regions. Gross domestic product (GDP) rose during the period, benefiting primarily from increased personal consumption, business investment and federal spending. Slower export growth combined with greater demand for imported goods and materials fueled a widening trade gap. The U.S. dollar rallied in 2005 driven largely by rising short-term domestic interest rates, and strong economic growth in the U.S. relative to many of its major trading partners.

Oil prices increased substantially during the period largely due to potential long-term supply limitations and strong growth in global demand, especially from China and India. Despite rising commodity prices, inflation remained relatively contained for the 12 months ended October 31, 2005, as measured by the 2.1% rise for the core Consumer Price Index (CPI).(2) With this inflation picture, the Federal Reserve Board raised the federal funds target rate from 2.75%

(1) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for their market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2) Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


4 | Semiannual Report
to 3.75%, and said it would continue to undertake appropriate monetary policy action at a measured pace. Compared with the rise in short-term interest rates, long-term interest rates remained relatively stable, supporting overall robust housing and commercial real estate activity, which contributed to economic growth.

Many businesses enjoyed their widest profit margins on record, propelled largely by productivity gains. The labor market firmed as employment increased and the unemployment rate dropped from 5.2% to 5.0% during the reporting period.(2) Personal income rose, and hiring rebounded in many industries, bolstered by healthy business spending. However, late in the period consumer sentiment fell amid concerns about rising energy costs.

In this environment, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +3.57%, while the broader S&P 500 and the technology-heavy NASDAQ Composite Index returned +5.26% and +10.78%.(3)

INVESTMENT STRATEGY

Our investment process begins with company-specific research to identify the best investment opportunities for long-term growth. We examine high-quality companies and focus on those we believe have a sustainable competitive advantage, a strong financial record and a market capitalization of more than $1 billion. Our team of equity analysts look for businesses with strong brands, experienced management teams, substantial research and development budgets, large and growing market shares, solid balance sheets, consistent earnings growth and sustainable competitive advantages. Finally, we assess industries and sectors that we believe offer attractive secular trends or favor able risk-reward profiles before determining final investment weightings or decisions.

(3) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 10/31/05

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Finance                                                  19.3%
Electronic Technology*                                   11.7%
Producer Manufacturing                                    9.6%
Health Technology*                                        9.2%
Energy Minerals                                           7.6%
Retail Trade                                              6.9%
Technology Services*                                      6.7%
Consumer Non-Durables                                     5.9%
Process Industries                                        3.7%
Consumer Services                                         3.6%
Distribution Services                                     2.6%
Communications                                            2.0%
Transportation                                            1.7%
Utilities                                                 1.7%
Other                                                     5.9%
Short-Term Investments & Other Net Assets                 1.9%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.


                                                           Semiannual Report | 5

TOP 10 HOLDINGS
10/31/05

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
ExxonMobil Corp.                                                            3.5%
 ENERGY MINERALS
--------------------------------------------------------------------------------
General Electric Co.                                                        3.4%
 producer manufacturing
--------------------------------------------------------------------------------
Freddie Mac                                                                 3.2%
 FINANCE
--------------------------------------------------------------------------------
Citigroup Inc.                                                              3.0%
 FINANCE
--------------------------------------------------------------------------------
Wal-Mart Stores Inc.                                                        2.6%
 RETAIL TRADE
--------------------------------------------------------------------------------
Bank of America Corp.                                                       2.5%
 FINANCE
--------------------------------------------------------------------------------
Johnson & Johnson                                                           2.4%
 HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Microsoft Corp.                                                             2.3%
 TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
Intel Corp.                                                                 2.2%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Bunge Ltd.                                                                  2.1%
 PROCESS INDUSTRIES
--------------------------------------------------------------------------------

MANAGER'S DISCUSSION

For the six months under review, Fund performance relative to the S&P 500 benefited from strong stock selection in the health technology, health services, retail trade and producer manufacturing sectors.

In the health technology sector, biotechnology company Amgen reported a very strong second quarter helped by robust key product sales and highly effective operating expense management. Caremark RX, a health services company, won a major new contract with the state of New York, as it continued taking advantage of strong industry trends such as aging population, increased use of pharmaceuticals including generics and mail order prescriptions, to drive industry-leading sales growth.

Although consumer strength showed signs of fatigue entering the fourth quarter of 2005, consumer electronics retailer Best Buy benefited substantially during the reporting period from the introduction of products such as flat screen televisions and personal audio and from high-margin services such as its Geek Squad unit. Luxury jewelry retailer Tiffany was also a stellar performer during the period, gaining from ongoing strength in its U.S. business and a long-awaited upturn in its Japanese business.

In the producer manufacturing sector, Mettler-Toledo International, the world's leading manufacturer of precision instruments used in laboratory, industrial and food retailing applications, delivered accelerating sales growth during the reporting period. Stock performance reflected strong third quarter earnings with strength across all business lines and geographies.

During the period under review, relative Fund performance was hindered by holdings in the finance and electronic technology sectors. Rising interest rates continued to negatively affect financial holdings during the quarter. Fifth Third Bancorp, a midwestern regional bank, produced strong loan growth, but deposit growth lagged, causing its net interest margin to shrink and the shares to decline. In the electronic technology sector, computer hardware company Dell missed sales growth targets in the second quarter and its shares tumbled. Soft demand in its U.S. federal government business and pricing pressures in its consumer business played into the weakness.

We continued to maintain our disciplined investment strategy of building a broadly diversified portfolio of companies that are currently market leaders in their industry or companies that we believe have the potential to become market leaders in their industry.


6 | Semiannual Report

Thank you for your continued participation in Franklin Blue Chip Fund. We look forward to serving your future investment needs.


                         /s/ Alyssa C. Rieder
[PHOTO OMITTED]
                         Alyssa C. Rieder, CFA
                         Portfolio Manager
                         Franklin Blue Chip Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 7

PERFORMANCE SUMMARY AS OF 10/31/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FKBCX)             CHANGE          10/31/05          4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)               +$0.71            $14.66           $13.95
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FKBBX)             CHANGE          10/31/05          4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)               +$0.63            $14.12           $13.49
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FBCCX)             CHANGE          10/31/05          4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)               +$0.63            $14.16           $13.53
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FBCRX)             CHANGE          10/31/05          4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)               +$0.69            $14.57           $13.88
--------------------------------------------------------------------------------


8 | Semiannual Report

PERFORMANCE(1)

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------------------------------------------
CLASS A                                         6-MONTH         1-YEAR         5-YEAR        INCEPTION (6/3/96)
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                       +5.09%         +7.86%        -14.79%             +60.58%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                   -0.95%         +1.66%         -4.29%              +4.50%
------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)                   $9,905        $10,166         $8,031             $15,135
------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(5)                             +2.63%         -4.52%              +4.64%
------------------------------------------------------------------------------------------------------------------
CLASS B                                         6-MONTH         1-YEAR         5-YEAR        INCEPTION (2/1/00)
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                       +4.67%         +7.13%        -17.64%             -11.08%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                   +0.67%         +3.13%         -4.18%              -2.19%
------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)                  $10,067        $10,313         $8,077              $8,806
------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(5)                             +4.04%         -4.42%              -2.06%
------------------------------------------------------------------------------------------------------------------
CLASS C                                         6-MONTH         1-YEAR         5-YEAR        INCEPTION (2/1/00)
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                       +4.66%         +7.11%        -17.68%             -10.83%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                   +3.66%         +6.11%         -3.82%              -1.97%
------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)                  $10,366        $10,611         $8,232              $8,917
------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(5)                             +7.09%         -4.04%              -1.83%
------------------------------------------------------------------------------------------------------------------
CLASS R                                         6-MONTH         1-YEAR         3-YEAR        INCEPTION (1/2/02)
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                       +4.97%         +7.69%        +36.81%              +5.96%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                   +3.97%         +6.69%        +11.01%              +1.52%
------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)                  $10,397        $10,669        $13,681             $10,596
------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(5)                             +7.65%        +13.78%              +1.80%
------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                           Semiannual Report | 9

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE DRAMATICALLY OVER THE SHORT TERM AS A RESULT OF FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN ONE OF THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

(1) The Fund's manager and administrator have agreed in advance to waive a portion of their fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's total return would have been lower. The manager and administrator may end this agreement at any time.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(5) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


10 | Semiannual Report

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT     ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                      VALUE 4/30/05       VALUE 10/31/05    PERIOD* 4/30/05-10/31/05
------------------------------------------------------------------------------------------------------------
Actual                                            $1,000            $1,050.90               $5.07
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000            $1,020.27               $4.99
------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------
Actual                                            $1,000            $1,046.70               $8.98
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000            $1,016.43               $8.84
------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------
Actual                                            $1,000            $1,046.60               $8.98
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000            $1,016.43               $8.84
------------------------------------------------------------------------------------------------------------
CLASS R
------------------------------------------------------------------------------------------------------------
Actual                                            $1,000            $1,046.70               $6.45
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000            $1,018.90               $6.36
------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, for each class (A: 0.98%; B: 1.74%; C: 1.74%; and R: 1.25%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


12 | Semiannual Report

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

FRANKLIN BLUE CHIP FUND

                                                   --------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                   OCTOBER 31, 2005                          YEAR ENDED APRIL 30,
CLASS A                                              (UNAUDITED)          2005         2004         2003         2002         2001
                                                   --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............      $  13.95       $  13.63     $  11.17     $  13.05     $  14.80     $  17.90
                                                       ---------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) ................          0.05           0.07        (0.02)       (0.02)          --         0.02

 Net realized and unrealized gains (losses) .....          0.66           0.26         2.48        (1.86)       (1.75)       (2.53)
                                                       ---------------------------------------------------------------------------
Total from investment operations ................          0.71           0.33         2.46        (1.88)       (1.75)       (2.51)
                                                       ---------------------------------------------------------------------------
Less distributions from:

 Net investment income ..........................            --          (0.01)          --           --           --        (0.03)

 Net realized gains .............................            --             --           --           --           --        (0.56)
                                                       ---------------------------------------------------------------------------
Total distributions .............................            --          (0.01)          --           --           --        (0.59)
                                                       ---------------------------------------------------------------------------
Redemption fees .................................            --(c)          --(c)        --           --           --           --
                                                       ---------------------------------------------------------------------------
Net asset value, end of period ..................      $  14.66       $  13.95     $  13.63     $  11.17     $  13.05     $  14.80
                                                       ===========================================================================

Total return(b) .................................          5.09%          2.41%       22.02%      (14.41)%     (11.82)%     (14.22)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............      $152,381       $156,246     $181,987     $137,174     $146,365     $151,431

Ratios to average net assets:

 Expenses .......................................          1.33%(d)       1.38%        1.41%        1.51%        1.44%        1.36%

 Expenses net of waiver and payments
   by affiliate and expense reduction ...........          0.98%(d)       1.22%        1.41%        1.51%        1.38%        1.24%

 Net investment income (loss) ...................          0.61%(d)       0.48%       (0.12)%      (0.20)%       0.02%        0.11%

Portfolio turnover rate .........................          7.58%         28.42%       55.81%       48.47%       54.85%       73.75%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


                     Semiannual Report | See notes to financial statements. | 13

FRANKLIN STRATEGIC SERIES

FRANKLIN BLUE CHIP FUND (CONTINUED)

                                                  --------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  OCTOBER 31, 2005                          YEAR ENDED APRIL 30,
CLASS B                                              (UNAUDITED)          2005         2004         2003         2002         2001
                                                  --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............    $  13.49        $  13.26     $  10.94     $  12.87     $  14.69     $  17.87
                                                      ----------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) .................       (0.01)          (0.03)       (0.10)       (0.09)       (0.09)       (0.09)

 Net realized and unrealized gains (losses) ......        0.64            0.26         2.42        (1.84)       (1.73)       (2.53)
                                                      ----------------------------------------------------------------------------
Total from investment operations .................        0.63            0.23         2.32        (1.93)       (1.82)       (2.62)
                                                      ----------------------------------------------------------------------------
Less distributions from net realized gains .......          --              --           --           --           --        (0.56)
                                                      ----------------------------------------------------------------------------
Redemption fees ..................................          --(c)           --(c)        --           --           --           --
                                                      ----------------------------------------------------------------------------
Net asset value, end of period ...................    $  14.12        $  13.49     $  13.26     $  10.94     $  12.87     $  14.69
                                                      ============================================================================

Total return(b) ..................................        4.67%           1.73%       21.21%      (15.00)%     (12.39)%     (14.84)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................    $ 21,083        $ 23,116     $ 24,211     $ 15,182     $ 13,979     $ 10,491

Ratios to average net assets:

 Expenses ........................................        2.09%(c)        2.07%        2.10%        2.15%        2.09%        2.02%

 Expenses net of waiver and payments
   by affiliate and expense reduction ............        1.74%(c)        1.91%        2.10%        2.15%        2.03%        1.90%

 Net investment income (loss) ....................       (0.15)%(c)      (0.21)%      (0.81)%      (0.84)%      (0.67)%      (0.59)%

Portfolio turnover rate ..........................        7.58%          28.42%       55.81%       48.47%       54.85%       73.75%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


14 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN BLUE CHIP FUND (CONTINUED)

                                                 --------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                 OCTOBER 31, 2005                         YEAR ENDED APRIL 30,
CLASS C                                             (UNAUDITED)          2005         2004         2003         2002         2001
                                                 --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............   $  13.53        $  13.30     $  10.98     $  12.91     $  14.74     $  17.91
                                                     ----------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) .................      (0.01)          (0.03)       (0.10)       (0.09)       (0.09)       (0.09)

 Net realized and unrealized gains (losses) ......       0.64            0.26         2.42        (1.84)       (1.74)       (2.52)
                                                     ----------------------------------------------------------------------------
Total from investment operations .................       0.63            0.23         2.32        (1.93)       (1.83)       (2.61)
                                                     ----------------------------------------------------------------------------
Less distributions from net realized gains .......         --              --           --           --           --        (0.56)
                                                     ----------------------------------------------------------------------------
Redemption fees ..................................         --(c)           --(c)        --           --           --           --
                                                     ----------------------------------------------------------------------------
Net asset value, end of period ...................   $  14.16        $  13.53     $  13.30     $  10.98     $  12.91     $  14.74
                                                     ============================================================================

Total return(b) ..................................       4.66%           1.73%       21.13%      (14.95)%     (12.42)%     (14.74)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................   $ 33,078        $ 34,799     $ 39,348     $ 27,270     $ 27,685     $ 19,862

Ratios to average net assets:

 Expenses ........................................       2.09%(d)        2.08%        2.10%        2.16%        2.09%        2.02%

 Expenses net of waiver and payments
   by affiliate and expense reduction ............       1.74%(d)        1.92%        2.10%        2.16%        2.03%        1.90%

 Net investment income (loss) ....................      (0.15)%(d)      (0.22)%      (0.81)%      (0.85)%      (0.68)%      (0.59)%

Portfolio turnover rate ..........................       7.58%          28.42%       55.81%       48.47%       54.85%       73.75%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


                     Semiannual Report | See notes to financial statements. | 15

FRANKLIN STRATEGIC SERIES

FRANKLIN BLUE CHIP FUND (CONTINUED)

                                                       -------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                       OCTOBER 31, 2005                     YEAR ENDED APRIL 30,
CLASS R                                                  (UNAUDITED)          2005           2004           2003         2002(d)
                                                       -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ................       $13.88          $13.58         $11.15        $ 13.04        $ 13.75
                                                            -------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) ....................         0.02            0.04          (0.04)         (0.04)         (0.04)

 Net realized and unrealized gains (losses) .........         0.67            0.26           2.47          (1.85)         (0.67)
                                                            -------------------------------------------------------------------
Total from investment operations ....................         0.69            0.30           2.43          (1.89)         (0.71)
                                                            -------------------------------------------------------------------
Redemption fees .....................................           --(c)           --(c)          --             --             --
                                                            -------------------------------------------------------------------
Net asset value, end of period ......................       $14.57          $13.88         $13.58        $ 11.15        $ 13.04
                                                            ===================================================================

Total return(b) .....................................         4.97%           2.21%         21.79%        (14.49)%        (5.16)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...................       $5,699          $5,990         $6,130        $ 2,749        $   209

RATIOS TO AVERAGE NET ASSETS:

 Expenses ...........................................         1.60%(e)        1.58%          1.60%          1.66%          1.56%(e)

 Expenses net of waiver and payments by affiliate and
   expense reduction ................................         1.25%(e)        1.42%          1.60%          1.66%          1.56%(e)

 Net investment income (loss) .......................         0.34%(e)        0.28%         (0.31)%        (0.35)%        (0.84)%(e)

Portfolio turnover rate .............................         7.58%          28.42%         55.81%         48.47%         54.85%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   For the period January 1, 2002 (effective date) to April 30, 2002.

(e)   Annualized.


16 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS, OCTOBER 31, 2005 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN BLUE CHIP FUND                                                         COUNTRY          SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 98.1%
   COMMERCIAL SERVICES 1.1%
   Moody's Corp. .........................................................      United States        44,000      $   2,343,440
                                                                                                                 -------------
   COMMUNICATIONS 2.0%
   SBC Communications Inc. ...............................................      United States        65,000          1,550,250
   Vodafone Group PLC, ADR ...............................................      United Kingdom      100,000          2,626,000
                                                                                                                 -------------
                                                                                                                     4,176,250
                                                                                                                 -------------
   CONSUMER DURABLES 0.9%
   D.R. Horton Inc. ......................................................      United States        65,000          1,994,850
                                                                                                                 -------------
   CONSUMER NON-DURABLES 5.9%
   Altria Group Inc. .....................................................      United States        50,000          3,752,500
   Anheuser-Busch Cos. Inc. ..............................................      United States        40,000          1,650,400
   The Coca-Cola Co. .....................................................      United States        80,000          3,422,400
   Procter & Gamble Co. ..................................................      United States        65,000          3,639,350
                                                                                                                 -------------
                                                                                                                    12,464,650
                                                                                                                 -------------
   CONSUMER SERVICES 3.6%
(a)Univision Communications Inc., A ......................................      United States        65,000          1,699,100
   Viacom Inc., B ........................................................      United States        90,000          2,787,300
   The Walt Disney Co. ...................................................      United States       130,000          3,168,100
                                                                                                                 -------------
                                                                                                                     7,654,500
                                                                                                                 -------------
   DISTRIBUTION SERVICES 2.6%
   Cardinal Health Inc. ..................................................      United States        40,000          2,500,400
   SYSCO Corp. ...........................................................      United States        95,000          3,031,450
                                                                                                                 -------------
                                                                                                                     5,531,850
                                                                                                                 -------------
   ELECTRONIC TECHNOLOGY 11.7%
   Applied Materials Inc. ................................................      United States        90,000          1,474,200
   Boeing Co. ............................................................      United States        35,000          2,262,400
(a)Cisco Systems Inc. ....................................................      United States       180,000          3,141,000
(a)Dell Inc. .............................................................      United States       125,000          3,985,000
(a)EMC Corp. .............................................................      United States       120,000          1,675,200
   Intel Corp. ...........................................................      United States       195,000          4,582,500
   KLA-Tencor Corp. ......................................................      United States        35,000          1,620,150
   Linear Technology Corp. ...............................................      United States        45,000          1,494,450
(a)Logitech International SA, ADR ........................................       Switzerland         65,000          2,493,400
   Nokia Corp., ADR ......................................................         Finland           65,000          1,093,300
   Xilinx Inc. ...........................................................      United States        45,000          1,077,750
                                                                                                                 -------------
                                                                                                                    24,899,350
                                                                                                                 -------------

   ENERGY MINERALS 7.6%
   BP PLC, ADR ...........................................................      United Kingdom       63,000          4,183,200
   Devon Energy Corp. ....................................................      United States        50,000          3,019,000
   ExxonMobil Corp. ......................................................      United States       132,000          7,410,480
   Peabody Energy Corp. ..................................................      United States        20,000          1,563,200
                                                                                                                 -------------
                                                                                                                    16,175,880
                                                                                                                 -------------


                                                          Semiannual Report | 17

FRANKLIN STRATEGIC SERIES

------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN BLUE CHIP FUND                                                         COUNTRY           SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   FINANCE 19.3%
   AFLAC Inc. ............................................................      United States        50,000      $   2,389,000
   American International Group Inc. .....................................      United States        35,000          2,268,000
   Bank of America Corp. .................................................      United States       120,000          5,248,800
(a)Berkshire Hathaway Inc., A ............................................      United States            40          3,436,000
   Capital One Financial Corp. ...........................................      United States        25,000          1,908,750
   Citigroup Inc. ........................................................      United States       140,000          6,409,200
   Countrywide Financial Corp. ...........................................      United States        60,000          1,906,200
   Fifth Third Bancorp ...................................................      United States        95,000          3,816,150
   Freddie Mac ...........................................................      United States       109,000          6,687,150
   Goldman Sachs Group Inc. ..............................................      United States        10,000          1,263,700
   Investors Financial Services Corp. ....................................      United States        30,000          1,145,400
   Wells Fargo & Co. .....................................................      United States        75,000          4,515,000
                                                                                                                 -------------
                                                                                                                    40,993,350
                                                                                                                 -------------
   HEALTH SERVICES 1.4%
(a)Caremark Rx Inc. ......................................................      United States        55,000          2,882,000
                                                                                                                 -------------
   HEALTH TECHNOLOGY 9.2%
(a)Amgen Inc. ............................................................      United States        40,000          3,030,400
   Johnson & Johnson .....................................................      United States        80,000          5,009,600
   Medtronic Inc. ........................................................      United States        60,000          3,399,600
   Merck & Co. Inc. ......................................................      United States        35,000            987,700
   Pall Corp. ............................................................      United States       100,000          2,616,000
   Pfizer Inc. ...........................................................      United States       205,000          4,456,700
                                                                                                                 -------------
                                                                                                                    19,500,000
                                                                                                                 -------------
   INDUSTRIAL SERVICES 1.0%
   GlobalSantaFe Corp. ...................................................      Cayman Islands       47,000          2,093,850
                                                                                                                 -------------
   NON-ENERGY MINERALS 1.5%
   Alcoa Inc. ............................................................      United States        63,000          1,530,270
   Freeport McMoRan Copper & Gold Inc., B ................................      United States        35,000          1,729,700
                                                                                                                 -------------
                                                                                                                     3,259,970
                                                                                                                 -------------
   PROCESS INDUSTRIES 3.7%
   Bunge Ltd. ............................................................      United States        87,000          4,518,780
   Cabot Corp. ...........................................................      United States       100,000          3,411,000
                                                                                                                 -------------
                                                                                                                     7,929,780
                                                                                                                 -------------
   PRODUCER MANUFACTURING 9.6%
   3M Co. ................................................................      United States        45,000          3,419,100
   General Electric Co. ..................................................      United States       210,000          7,121,100
(a)Mettler-Toledo International Inc. .....................................       Switzerland         85,000          4,386,000
   PACCAR Inc. ...........................................................      United States        35,000          2,450,700
   United Technologies Corp. .............................................      United States        60,000          3,076,800
                                                                                                                 -------------
                                                                                                                    20,453,700
                                                                                                                 -------------


18 | Semiannual Report

FRANKLIN STRATEGIC SERIES

------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN BLUE CHIP FUND                                                         COUNTRY           SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   RETAIL TRADE 6.9%
   Best Buy Co. Inc. .....................................................      United States        50,000      $   2,213,000
(a)Kohl's Corp. ..........................................................      United States        45,000          2,165,850
   Lowe's Cos. Inc. ......................................................      United States        42,000          2,552,340
   Tiffany & Co. .........................................................      United States        55,000          2,167,000
   Wal-Mart Stores Inc. ..................................................      United States       115,000          5,440,650
                                                                                                                 -------------
                                                                                                                    14,538,840
                                                                                                                 -------------
   TECHNOLOGY SERVICES 6.7%
   First Data Corp. ......................................................      United States        55,000          2,224,750
   International Business Machines Corp. .................................      United States        30,000          2,456,400
   Microsoft Corp. .......................................................      United States       190,000          4,883,000
   Paychex Inc. ..........................................................      United States        60,000          2,325,600
(a)Yahoo! Inc. ...........................................................      United States        60,000          2,218,200
                                                                                                                 -------------
                                                                                                                    14,107,950
                                                                                                                 -------------
   TRANSPORTATION 1.7%
   Fedex Corp. ...........................................................      United States        40,000          3,677,200
                                                                                                                 -------------
   UTILITIES 1.7%
   Entergy Corp. .........................................................      United States        50,000          3,536,000
                                                                                                                 -------------
   TOTAL COMMON STOCKS (COST $185,609,546) ...............................                                         208,213,410
                                                                                                                 -------------
   SHORT TERM INVESTMENT (COST $4,820,795) 2.3%
   MONEY FUND 2.3%
(b)Franklin Institutional Fiduciary Trust Money Market Portfolio .........      United States     4,820,795          4,820,795
                                                                                                                 -------------
   TOTAL INVESTMENTS (COST $190,430,341) 100.4% ..........................                                         213,034,205
   OTHER ASSETS, LESS LIABILITIES (0.4)% .................................                                            (792,577)
                                                                                                                 -------------
   NET ASSETS 100.0% .....................................................                                       $ 212,241,628
                                                                                                                 =============

SELECTED PORTFOLIO ABBREVIATION:

ADR - American Depository Receipt

(a)   Non-income producing.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


                     Semiannual Report | See notes to financial statements. | 19

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2005 (unaudited)

                                                                  -------------
                                                                     FRANKLIN
                                                                    BLUE CHIP
                                                                       FUND
                                                                  -------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .................................   $ 185,609,546
  Cost - Sweep Money Fund (Note 7) ............................       4,820,795
                                                                  -------------
  Total cost of investments ...................................   $ 190,430,341
                                                                  =============
  Value - Unaffiliated issuers ................................   $ 208,213,410
  Value - Sweep Money Fund (Note 7) ...........................       4,820,795
                                                                  -------------
  Total value of investments ..................................     213,034,205
 Receivables:
  Capital shares sold .........................................         287,072
  Dividends ...................................................          74,563
                                                                  -------------
      Total assets ............................................     213,395,840
                                                                  -------------
Liabilities:
 Payables:
  Capital shares redeemed .....................................         922,265
  Affiliates ..................................................         185,032
 Accrued expenses and other liabilities .......................          46,915
                                                                  -------------
      Total liabilities .......................................       1,154,212
                                                                  -------------
       Net assets, at value ...................................   $ 212,241,628
                                                                  =============
Net assets consist of:
 Paid-in capital ..............................................   $ 206,653,793
 Undistributed net investment income ..........................       1,090,306
 Net unrealized appreciation (depreciation) ...................      22,603,864
 Accumulated net realized gain (loss) .........................     (18,106,335)
                                                                  -------------
       Net assets, at value ...................................   $ 212,241,628
                                                                  =============


20 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2005 (unaudited)

                                                                                          ------------
                                                                                            FRANKLIN
                                                                                            BLUE CHIP
                                                                                              FUND
                                                                                          ------------
CLASS A:
 Net assets, at value .............................................................       $152,381,387
                                                                                          ============
 Shares outstanding ...............................................................         10,393,475
                                                                                          ============
 Net asset value per share(a) .....................................................       $      14.66
                                                                                          ============
 Maximum offering price per share (net asset value per share / 94.25%) ............       $      15.55
                                                                                          ============
CLASS B:
 Net assets, at value .............................................................       $ 21,082,878
                                                                                          ============
 Shares outstanding ...............................................................          1,493,178
                                                                                          ============
 Net asset value and maximum offering price per share(a) ..........................       $      14.12
                                                                                          ============
CLASS C:
 Net assets, at value .............................................................       $ 33,077,867
                                                                                          ============
 Shares outstanding ...............................................................          2,335,476
                                                                                          ============
 Net asset value and maximum offering price per share(a) ..........................       $      14.16
                                                                                          ============
CLASS R:
 Net assets, at value .............................................................       $  5,699,496
                                                                                          ============
 Shares outstanding ...............................................................            391,227
                                                                                          ============
 Net asset value and maximum offering price per share(a) ..........................       $      14.57
                                                                                          ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                     Semiannual Report | See notes to financial statements. | 21

FRANKLIN STRATEGIC SERIES

STATEMENT OF OPERATIONS
for the six months ended October 31, 2005 (unaudited)

                                                                                                        ------------
                                                                                                          FRANKLIN
                                                                                                          BLUE CHIP
                                                                                                            FUND
                                                                                                        ------------
Investment income:
 Dividends:
  Unaffiliated issuers ..........................................................................       $  1,714,832
  Sweep Money Fund (Note 7) .....................................................................             72,774
                                                                                                        ------------
      Total investment income ...................................................................          1,787,606
                                                                                                        ------------
Expenses:
 Management fees (Note 3a) ......................................................................            832,698
 Distribution fees: (Note 3c)
  Class A .......................................................................................            183,856
  Class B .......................................................................................            112,257
  Class C .......................................................................................            172,848
  Class R .......................................................................................             15,094
 Transfer agent fees (Note 3e) ..................................................................            334,271
 Custodian fees (Note 4) ........................................................................              2,213
 Reports to shareholders ........................................................................             24,476
 Registration and filing fees ...................................................................             25,681
 Professional fees ..............................................................................              9,582
 Trustees' fees and expenses ....................................................................              1,530
 Other ..........................................................................................              4,851
                                                                                                        ------------
      Total expenses ............................................................................          1,719,357
      Expense reductions (Note 4) ...............................................................                (16)
      Expenses waived/paid by affiliate (Note 3f) ...............................................           (394,265)
       Net expenses .............................................................................          1,325,076
                                                                                                        ------------
        Net investment income ...................................................................            462,530
                                                                                                        ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...................................................................................          6,398,415
  Foreign currency transactions .................................................................             (1,921)
                                                                                                        ------------
        Net realized gain (loss) ................................................................          6,396,494
                                                                                                        ------------
 Net change in unrealized appreciation (depreciation) on investments ............................          4,195,535
                                                                                                        ------------
Net realized and unrealized gain (loss) .........................................................         10,592,029
                                                                                                        ------------
Net increase (decrease) in net assets resulting from operations .................................       $ 11,054,559
                                                                                                        ============


22 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               -----------------------------------
                                                                                                      FRANKLIN BLUE CHIP FUND
                                                                                               -----------------------------------
                                                                                               SIX MONTHS ENDED
                                                                                               OCTOBER 31, 2005       YEAR ENDED
                                                                                                  (UNAUDITED)      APRIL, 30, 2005
                                                                                               -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................       $     462,530      $     749,437
  Net realized gain (loss) from investments and foreign currency transactions ............           6,396,494          8,836,704
  Net change in unrealized appreciation (depreciation) on investments ....................           4,195,535         (3,233,966)
                                                                                                 --------------------------------
      Net increase (decrease) in net assets resulting from operations ....................          11,054,559          6,352,175
                                                                                                 --------------------------------
 Distributions to shareholders from net investment income to Class A .....................                  --           (122,189)
 Capital share transactions: (Note 2)
   Class A ...............................................................................         (11,862,341)       (30,691,861)
   Class B ...............................................................................          (3,131,780)        (1,556,749)
   Class C ...............................................................................          (3,364,215)        (5,210,612)
   Class R ...............................................................................            (607,841)          (296,479)
                                                                                                 --------------------------------
 Total capital share transactions ........................................................         (18,966,177)       (37,755,701)
                                                                                                 --------------------------------
 Redemption fees .........................................................................               1,973                951
                                                                                                 --------------------------------
      Net increase (decrease) in net assets ..............................................          (7,909,645)       (31,524,764)
Net assets:
 Beginning of period .....................................................................         220,151,273        251,676,037
                                                                                                 --------------------------------
 End of period ...........................................................................       $ 212,241,628      $ 220,151,273
                                                                                                 ================================
Undistributed net investment income included in net assets:
 End of period ...........................................................................       $   1,090,306      $     627,776
                                                                                                 ================================


                     Semiannual Report | See notes to financial statements. | 23

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN BLUE CHIP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twelve separate series. The Franklin Blue Chip Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.


24 | Semiannual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN BLUE CHIP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they will reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


                                                          Semiannual Report | 25

FRANKLIN STRATEGIC SERIES

FRANKLIN BLUE CHIP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

A short-term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date.

The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C, and Class R. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.


26 | Semiannual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN BLUE CHIP FUND

2. SHARES OF BENEFICIAL INTEREST (continued)

At October 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                      -------------------------------------------------------------
                                                             SIX MONTHS ENDED                    YEAR ENDED
                                                             OCTOBER 31, 2005                  APRIL 30, 2005
                                                      -------------------------------------------------------------
                                                          SHARES           AMOUNT         SHARES           AMOUNT
                                                      -------------------------------------------------------------
CLASS A SHARES:
 Shares sold ...................................          914,535      $ 13,388,706     2,358,696      $ 32,768,179
 Shares issued in reinvestment
   of distributions ............................               --                --         7,193           104,440
 Shares redeemed ...............................       (1,722,330)      (25,251,047)   (4,518,199)      (63,564,480)
                                                      -------------------------------------------------------------
 Net increase (decrease) .......................         (807,795)     $(11,862,341)   (2,152,310)     $(30,691,861)
                                                      =============================================================
CLASS B SHARES:
 Shares sold ...................................           45,645      $    638,285       371,027      $  4,990,221
 Shares redeemed ...............................         (266,652)       (3,770,065)     (482,978)       (6,546,970)
                                                      -------------------------------------------------------------
 Net increase (decrease) .......................         (221,007)     $ (3,131,780)     (111,951)     $ (1,556,749)
                                                      =============================================================
CLASS C SHARES:
 Shares sold ...................................          136,278      $  1,933,003       503,044      $  6,774,823
 Shares redeemed ...............................         (373,379)       (5,297,218)     (889,193)      (11,985,435)
                                                      -------------------------------------------------------------
 Net increase (decrease) .......................         (237,101)     $ (3,364,215)     (386,149)     $ (5,210,612)
                                                      =============================================================
CLASS R SHARES:
 Shares sold ...................................           34,604      $    499,745       137,019      $  1,892,609
 Shares redeemed ...............................          (74,966)       (1,107,586)     (156,884)       (2,189,088)
                                                      -------------------------------------------------------------
 Net increase (decrease) .......................          (40,362)     $   (607,841)      (19,865)     $   (296,479)
                                                      =============================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

-----------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
-----------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                                                          Semiannual Report | 27

FRANKLIN STRATEGIC SERIES

FRANKLIN BLUE CHIP FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.750%        Up to and including $500 million
        0.625%        Over $500 million, up to and including $1 billion
        0.500%        In excess of $1 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.35% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:


Class B.......................................................      1.00%
Class C.......................................................      1.00%
Class R.......................................................      0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charge receiveda....................................     $36,529
Contingent deferred sales charges retained....................     $44,904

(a)   Net of commissions paid to unaffiliated broker/dealers.


28 | Semiannual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN BLUE CHIP FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $334,271, of which $244,388 was retained by Investor Services.

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

Advisers agreed in advance to voluntarily waive a portion of management fees, as noted in the Statement of Operations. Total expenses waived by Advisers are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended October 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At April 30, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. At April 30, 2005, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
 2010.....................................................           $ 5,361,375
 2011.....................................................            16,476,135
                                                                     -----------
                                                                     $21,837,510
                                                                     ===========

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At April 30, 2005, the Fund deferred realized currency losses of $850.

At October 31, 2005, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments.....................................           $193,094,809
                                                                   ============
Unrealized appreciation.................................           $ 35,928,832
Unrealized depreciation.................................            (15,989,436)
                                                                   ------------
Net unrealized appreciation (depreciation)..............           $ 19,939,396
                                                                   ============


                                                          Semiannual Report | 29

FRANKLIN STRATEGIC SERIES

FRANKLIN BLUE CHIP FUND

5. INCOME TAXES (CONTINUED)

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2005, aggregated $16,434,167 and $37,223,651, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.


30 | Semiannual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN BLUE CHIP FUND

8. REGULATORY MATTERS (CONTINUED)

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds in March, 2005. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


                                                          Semiannual Report | 31

FRANKLIN STRATEGIC SERIES

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


32 | Semiannual Report

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
Tax-Free Income Fund
Federal Intermediate-Term
Tax-Free Income Fund
New York Intermediate-Term
Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)
Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)   Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                          Not part of the semiannual report

      [LOGO](R)
  FRANKLIN TEMPLETON       One Franklin Parkway
     INVESTMENTS           San Mateo, CA 94403-1906

|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN BLUE CHIP FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

483 S2005 12/05












                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                     OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                           A series of Franklin Strategic Series
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
        SEMIANNUAL REPORT AND SHAREHOLDER LETTER                    INCOME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?
                      FRANKLIN
                STRATEGIC INCOME FUND                Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com.
                                                     See inside for details.
--------------------------------------------------------------------------------

                                     [LOGO]
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                            FRANKLIN TEMPLETON INVESTMENTS

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

CONTENTS

SHAREHOLDER LETTER .....................................................    1

SEMIANNUAL REPORT

Franklin Strategic Income Fund .........................................    4

Performance Summary ....................................................   10

Your Fund's Expenses ...................................................   13

Financial Highlights and Statement of Investments ......................   15

Financial Statements ...................................................   33

Notes to Financial Statements ..........................................   37

Shareholder Information ................................................   47

--------------------------------------------------------------------------------

SEMIANNUAL REPORT

FRANKLIN STRATEGIC INCOME FUND

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Strategic Income Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The Fund uses an active asset allocation process and invests at least 65% of its assets in securities of U.S. and foreign governments, U.S. and foreign high yield and investment-grade fixed income securities, mortgage- and other asset-backed securities, corporate bank loans, preferred stock, and income-producing securities convertible into common stock.

This semiannual report for Franklin Strategic Income Fund covers the period ended October 31, 2005.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

Franklin Strategic Income Fund - Class A posted a +1.40% cumulative total return, for the six months under review. The Fund outperformed its benchmark, the Lehman Brothers U.S. Aggregate Index, which had a +0.15% total return for the same period.(1) The Fund underperformed its peers as measured by the Lipper Multi-Sector Income Funds Classification Average's +1.57% six-month total return.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

(1) Source: Lehman Brothers Inc. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2) Source: Lipper Inc. The Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the six-month period ended 10/31/05, there were 116 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. Fund performance relative to the average may have differed if these or other factors had been considered. One cannot invest directly in a Lipper average, nor is the average representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


 4 | Semiannual Report

ECONOMIC AND MARKET OVERVIEW

The economy continued to grow at a healthy pace during the six months under review. Over the reporting period, nonfarm payroll data, as well as other indexes, showed growing employment. This along with other factors helped consumer spending increase 6.1% (not adjusted for inflation) in October 2005 compared with the same month a year earlier, which supported U.S. economic growth.(3)

Business spending also rose during the reporting period, contributing to economic growth. Historically low interest rates continued to allow many companies easy access to capital, and ample cash also helped some companies to support their spending plans. Although productivity growth slowed somewhat, it would make sense for businesses to continue spending on productivity enhancing technologies to improve their business performance.

Oil prices increased substantially during the period amid concerns about potential long-term supply limitations in the face of expected strong global demand growth, especially from China and India. Despite rising commodity prices, inflation remained relatively contained for the 12 months ended October 31, 2005, as measured by the 2.1% rise for the core Consumer Price Index (CPI).(4) This increase was below the core CPI's 10-year average of 2.2%.(4) The Federal Reserve Board (Fed) noted in its September statement that there would be some near-term economic effects due to the recent hurricanes. However, acknowledging the economy's strength as well as potential inflationary pressure from high energy prices, the Fed raised the federal funds target rate to 3.75% from 2.75% during the six-month period and indicated "measured" increases could follow.

The 10-year Treasury note yield rose from 4.21% at the beginning of the period to 4.57% on October 31, 2005. Although core inflationary pressures appeared relatively well contained, the U.S. economy's resilience caused some concern about future pricing pressures. Some market participants also pointed to the upcoming change in the Fed chairman as another possible catalyst for the 10-year Treasury's rise, as there is some market perception that Mr. Bernanke, the nominee for the next Fed chairman, may not be as aggressive as Mr. Greenspan at raising rates as long as inflation expectations remain low. However, Mr. Bernanke is reported to share many of Mr. Greenspan's economic philosophies. Furthermore, if Mr. Bernanke is confirmed, it is likely to take some time before his own approach to dealing with inflation is apparent.

(3)   Source: Bureau of Economic Analysis.

(4) Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


                                                           Semiannual Report | 5

DIVIDEND DISTRIBUTIONS*
5/1/05-10/31/05

--------------------------------------------------------------------------------
                                     DIVIDEND PER SHARE
           ---------------------------------------------------------------------
MONTH         CLASS A      CLASS B       CLASS C       CLASS R     ADVISOR CLASS
--------------------------------------------------------------------------------
May         5.40 cents    5.04 cents    5.04 cents    5.18 cents     5.61 cents
--------------------------------------------------------------------------------
June        5.00 cents    4.66 cents    4.68 cents    4.79 cents     5.21 cents
--------------------------------------------------------------------------------
July        5.00 cents    4.66 cents    4.68 cents    4.79 cents     5.21 cents
--------------------------------------------------------------------------------
August      5.00 cents    4.66 cents    4.68 cents    4.79 cents     5.21 cents
--------------------------------------------------------------------------------
September   5.00 cents    4.65 cents    4.66 cents    4.79 cents     5.21 cents
--------------------------------------------------------------------------------
October     5.00 cents    4.65 cents    4.66 cents    4.79 cents     5.21 cents
--------------------------------------------------------------------------------
TOTAL      30.40 CENTS   28.32 CENTS   28.40 CENTS   29.13 CENTS    31.66 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Looking outside the U.S., Asian economic growth accelerated during the period. Global demand for Asian goods remained favorable for the region's growth prospects. In addition, China's increased domestic consumption and strong growth conditions benefited its regional trade partners through import demand. Overall, aggregate demand among Asian economies accelerated during the reporting period. As the region's economies improved, several Asian countries raised their interest rates. Notably, China introduced greater flexibility into its monetary system when it revalued the yuan and moved from its U.S. dollar peg to a managed-float versus a basket of undisclosed global currencies.

The 12-country euro zone's economic activity was more moderate than those of the U.S. and Asia as strong global demand conditions propped up external growth while domestic demand lagged. Although commodity prices exerted upward pressures on headline inflation rates, underlying inflation generally remained stable, consistent with subdued domestic economic growth conditions. As a result, the European Central Bank (ECB) left interest rates unchanged at 2.0% for the 28th consecutive month.

INVESTMENT STRATEGY

The Fund uses an active asset allocation strategy, investing across the fixed income market in sectors including high yield and investment grade corporate bonds, international developed and emerging market bonds, U.S. government and agency securities, mortgage- and other asset-backed securities, corporate bank loans, convertible securities and preferred stocks. In addition to our bottom-up fundamental analysis of market sectors, industries and issuers, we evaluate country risk, business cycles, yield curves, and values between and within markets as part of our portfolio construction process.


6 | Semiannual Report

MANAGER'S DISCUSSION

The rising interest rate environment during the six months under review dampened return performance for most fixed income sectors. In this environment, sectors with greater interest-rate sensitivity delivered total returns that were little changed from the start of the period. In many instances, coupon income was offset by price declines from the rise in interest rates. The Fund continued to hold a relatively underweighted position in the more interest-rate sensitive fixed income sectors during the period, as we found what we believed were more attractive investment opportunities in other sectors. However, as both intermediate- and longer-term rates moved higher during the reporting period, the Fund increased its exposure to the U.S. government and mortgage and other asset-backed sectors, as the yield curve began to take into account the potential for continued healthy economic growth.

Relative political stability, higher oil revenues, and a supportive global economic environment buoyed the credit outlook for many developing countries. Within the more economically and equity-sensitive fixed income sectors, emerging markets sovereign debt securities provided some of the strongest returns across the entire fixed income universe As a result, yield spread levels over Treasuries continued to tighten in this sector. At period-end, our largest U.S.-dollar emerging markets country weightings were in Venezuela, Argentina, Brazil, Philippines and Ukraine. Our exposure to emerging markets debt was low at period-end relative to the past as valuations remained near historical highs.

Our largest sector weighting was in high yield corporate bonds. The high yield corporate bond market rebounded after a sell-off in early May following the downtrend triggered by ratings downgrades of General Motors and Ford debt earlier in the year. Although default rates rose during the period, many of the defaults were largely centered on the automotive and airline industries. The credit fundamentals for the remainder of the corporate market continued to be generally supportive, with ample liquidity, manageable balance sheets, and a positive earnings and cash flow outlook. As a result, the sector's yield spreads tightened over the past six months. Although we remained comfortable with the sector's fundamental outlook, we trimmed our exposure to high yield bonds toward the end of the period.

One of the poorest performing sectors during the period was the non-dollar government bond market. After weakening substantially during the latter half of 2004, the U.S. dollar strengthened throughout much of 2005. As a result, the Fund's holdings in non-U.S. dollar government bonds negatively impacted performance. However, non-U.S. dollar government bonds could benefit if the U.S. current account deficit continues to pressure the U.S. dollar. Therefore, at period-end, we held a significant weighting in this sector. Within our non-dollar


                                                           Semiannual Report | 7

PORTFOLIO BREAKDOWN
Based on Total Net Assets

-----------------------------------------------------------------------
                                                   10/31/05     4/30/05
-----------------------------------------------------------------------
High Yield Corporate Bonds & Preferred Stocks       33.4%        36.7%
-----------------------------------------------------------------------
Other International Bonds (non-$US)                 12.5%        11.0%
-----------------------------------------------------------------------
Mortgages & Other Asset-backed Bonds                12.0%        11.1%
-----------------------------------------------------------------------
International Developed Market Bonds (non-$US)       9.7%        11.5%
-----------------------------------------------------------------------
Emerging Market Bonds ($US)                          8.6%         8.9%
-----------------------------------------------------------------------
U.S. Government Bonds                                7.6%         5.5%
-----------------------------------------------------------------------
Floating Rate Bank Loans                             6.9%         4.7%
-----------------------------------------------------------------------
Investment Grade Corporate Bonds                     5.3%         5.5%
-----------------------------------------------------------------------
Convertible Securities                               1.2%         1.3%
-----------------------------------------------------------------------
Common Stocks & Warrants                             0.0%*        0.0%*
-----------------------------------------------------------------------
Short-Term Investments & Other Net Assets            2.8%         3.8%
-----------------------------------------------------------------------
*     Amount is less than 0.05% of total net assets.

government bond holdings, we favored certain Asian markets (including Thailand, South Korea, Malaysia and Singapore), dollar-bloc countries (particularly Canada), non-euro European countries (Norway and Sweden), and select eastern European issuers (such as Poland and Slovakia). Of note, many of these non-dollar bond holdings outperformed the other major non-dollar government bond markets of Japan and of the euro region over the past six months.

We increased our exposure to floating rate debt securities during the period.
We found the sector attractive due to expectations of increased income in a rising short-term interest rate environment in the U.S. Floating rate debt securities are generally less sensitive to longer-term interest rate volatility, which adds to their attractiveness in our opinion. Similar to the high yield corporate sector, valuations of floating rate senior secured bank loans were somewhat expensive by historical standards. Despite this, we remained comfortable with the fundamental credit trends for these issuers, which represent the majority of our floating rate holdings.


8 | Semiannual Report

Thank you for your continued participation in Franklin Strategic Income Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED] /s/ Christopher J.   Molumphy

                Christopher J. Molumphy, CFA


[PHOTO OMITTED] /s/ Eric G. Takaha

                Eric G. Takaha, CFA


                Portfolio Management Team
                Franklin Strategic Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 9

PERFORMANCE SUMMARY AS OF 10/31/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------
CLASS A (SYMBOL: FRSTX)                       CHANGE   10/31/05    4/30/05
--------------------------------------------------------------------------
Net Asset Value (NAV)                        -$ 0.16    $ 10.08    $ 10.24
--------------------------------------------------------------------------
DISTRIBUTIONS (5/1/05-10/31/05)
--------------------------------------------------------------------------
Dividend Income                   $ 0.3040
--------------------------------------------------------------------------
CLASS B (SYMBOL: FKSBX)                       CHANGE   10/31/05    4/30/05
--------------------------------------------------------------------------
Net Asset Value (NAV)                        -$ 0.16    $ 10.11    $ 10.27
--------------------------------------------------------------------------
DISTRIBUTIONS (5/1/05-10/31/05)
--------------------------------------------------------------------------
Dividend Income                   $ 0.2832
--------------------------------------------------------------------------
CLASS C (SYMBOL: FSGCX)                       CHANGE   10/31/05    4/30/05
--------------------------------------------------------------------------
Net Asset Value (NAV)                        -$ 0.16    $ 10.08    $ 10.24
--------------------------------------------------------------------------
DISTRIBUTIONS (5/1/05-10/31/05)
--------------------------------------------------------------------------
Dividend Income                   $ 0.2840
--------------------------------------------------------------------------
CLASS R (SYMBOL: FKSRX)                       CHANGE   10/31/05    4/30/05
--------------------------------------------------------------------------
Net Asset Value (NAV)                        -$ 0.16    $ 10.06    $ 10.22
--------------------------------------------------------------------------
DISTRIBUTIONS (5/1/05-10/31/05)
--------------------------------------------------------------------------
Dividend Income                   $ 0.2913
--------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FKSAX)                 CHANGE   10/31/05    4/30/05
--------------------------------------------------------------------------
Net Asset Value (NAV)                        -$ 0.16    $ 10.08    $ 10.24
--------------------------------------------------------------------------
DISTRIBUTIONS (5/1/05-10/31/05)
--------------------------------------------------------------------------
Dividend Income                   $ 0.3166
--------------------------------------------------------------------------


10 | Semiannual Report

PERFORMANCE(1)

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------------------------
CLASS A                               6-MONTH           1-YEAR    5-YEAR        10-YEAR
---------------------------------------------------------------------------------------------
Cumulative Total Return(2)             +1.40%           +2.68%   +51.21%       +113.45%
---------------------------------------------------------------------------------------------
Average Annual Total Return(3)         -2.87%           -1.65%    +7.69%         +7.41%
---------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                     +0.94%    +7.39%         +7.57%
---------------------------------------------------------------------------------------------
  Distribution Rate(5)                          5.70%
---------------------------------------------------------------------------------------------
  30-Day Standardized Yield(6)                  4.78%
---------------------------------------------------------------------------------------------
CLASS B                               6-MONTH           1-YEAR   5-YEAR    INCEPTION (1/1/99)
---------------------------------------------------------------------------------------------
Cumulative Total Return(2)             +1.19%           +2.26%   +48.09%        +51.37%
---------------------------------------------------------------------------------------------
Average Annual Total Return(3)         -2.75%           -1.60%    +7.88%         +6.26%
---------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                     +1.15%    +7.61%         +6.47%
---------------------------------------------------------------------------------------------
  Distribution Rate(5)                          5.52%
---------------------------------------------------------------------------------------------
  30-Day Standardized Yield(6)                  4.60%
---------------------------------------------------------------------------------------------
CLASS C                               6-MONTH           1-YEAR   5-YEAR    INCEPTION (5/1/98)
---------------------------------------------------------------------------------------------
Cumulative Total Return(2)             +1.20%           +2.28%   +48.27%        +51.66%
---------------------------------------------------------------------------------------------
Average Annual Total Return(3)         +0.22%           +1.31%    +8.20%         +5.71%
---------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                     +4.05%    +7.91%         +5.88%
---------------------------------------------------------------------------------------------
  Distribution Rate(5)                          5.55%
---------------------------------------------------------------------------------------------
  30-Day Standardized Yield(6)                  4.60%
---------------------------------------------------------------------------------------------
CLASS R                               6-MONTH           1-YEAR   3-YEAR    INCEPTION (1/1/02)
---------------------------------------------------------------------------------------------
Cumulative Total Return(2)             +1.28%           +2.43%   +41.36%        +38.37%
---------------------------------------------------------------------------------------------
Average Annual Total Return(3)         +0.29%           +1.47%   +12.23%         +8.85%
---------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                     +4.22%   +12.66%         +9.27%
---------------------------------------------------------------------------------------------
  Distribution Rate(5)                          5.71%
---------------------------------------------------------------------------------------------
  30-Day Standardized Yield(6)                  4.75%
---------------------------------------------------------------------------------------------
ADVISOR CLASS(7)                      6-MONTH           1-YEAR   5-YEAR         10-YEAR
---------------------------------------------------------------------------------------------
Cumulative Total Return(2)             +1.52%           +2.93%   +52.93%      +116.72%
---------------------------------------------------------------------------------------------
Average Annual Total Return(3)         +1.52%           +2.93%    +8.87%         +8.04%
---------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(4)                     +5.72%    +8.60%         +8.21%
---------------------------------------------------------------------------------------------
  Distribution Rate(5)                          6.20%
---------------------------------------------------------------------------------------------
  30-Day Standardized Yield(6)                  5.25%
---------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 11

ENDNOTES

BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS THE PRICE OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. HIGH YIELDS REFLECT THE HIGHER CREDIT RISKS ASSOCIATED WITH CERTAIN LOWER-RATED SECURITIES HELD IN THE PORTFOLIO. FLOATING-RATE LOAN SECURITIES AND HIGH-YIELD CORPORATE BONDS TEND TO BE RATED BELOW INVESTMENT GRADE. INVESTING IN HIGHER-YIELDING, LOWER-RATED SECURITIES INVOLVES GREATER RISK OF DEFAULT, WHICH COULD RESULT IN LOSS OF PRINCIPAL -- A RISK THAT MAY BE HEIGHTENED IN A SLOWING ECONOMY. SECURITIES WITH FLOATING INTEREST RATES GENERALLY ARE LESS SENSITIVE TO INTEREST RATE CHANGES, BUT MAY DECLINE IN VALUE IF THEIR INTEREST RATES DO NOT RISE AS MUCH AS INTEREST RATES IN GENERAL. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. THE FUND IS CLASSIFIED AS A NONDIVERSIFIED FUND BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN THE SECURITIES OF ONE ISSUER THAN A DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1) Past expense reductions by the Fund's manager increased the Fund's total returns. If the Fund's manager had not taken this action, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5) Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 10/31/05.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/05.

(7) Effective 9/1/99, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/12/99, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/11/99, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/1/99 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +59.36% and +7.78%.


12 | Semiannual Report

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 4/30/05     VALUE 10/31/05   PERIOD* 4/30/05-10/31/05
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,014.00             $ 4.52
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,020.72             $ 4.53
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,011.90             $ 6.54
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,018.70             $ 6.56
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,012.00             $ 6.54
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,018.70             $ 6.56
--------------------------------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,012.80             $ 5.78
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,019.46             $ 5.80
--------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,015.20             $ 3.25
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,021.98             $ 3.26
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.89%; B: 1.29%; C: 1.29%; R: 1.14%; and Advisor: 0.64%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


14 | Semiannual Report

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

FRANKLIN STRATEGIC INCOME FUND

                                                ---------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                OCTOBER 31, 2005                       YEAR ENDED APRIL 30,
CLASS A                                            (UNAUDITED)         2005          2004        2003        2002           2001
                                                ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)

Net asset value, beginning of period .........  $     10.24       $   10.09     $    9.65   $    9.36   $    9.58      $    9.84
                                                ---------------------------------------------------------------------------------
Income from investment operations:

   Net investment income(a)...................         0.26            0.53          0.56        0.65        0.75(f)        0.80

   Net realized and unrealized gains
      (losses) ...............................        (0.12)           0.27          0.54        0.35       (0.20)(f)      (0.28)
                                                ---------------------------------------------------------------------------------
Total from investment operations .............         0.14            0.80          1.10        1.00        0.55           0.52
                                                ---------------------------------------------------------------------------------
Less distributions from net investment
   income ....................................        (0.30)          (0.65)        (0.66)      (0.71)      (0.77)         (0.78)
                                                ---------------------------------------------------------------------------------
Redemption fees ..............................           --(d)           --(d)         --          --          --             --
                                                ---------------------------------------------------------------------------------
Net asset value, end of period ...............  $     10.08       $   10.24     $   10.09   $    9.65   $    9.36      $    9.58
                                                =================================================================================

Total return(b) ..............................         1.40%           8.10%        11.69%      11.60%       6.00%          5.63%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............  $   857,492       $ 696,198     $ 446,282   $ 336,607   $ 261,446      $ 245,974

Ratios to average net assets:

   Expenses ..................................         0.89%(e)        0.92%         0.92%       0.96%       0.95%          0.99%

   Expenses net of waiver and payments by
      affiliate and expense reduction ........         0.89%(e)        0.91%         0.92%       0.88%       0.84%          0.75%

   Net investment income .....................         4.95%(e)        5.18%         5.53%       7.30%       8.03%(f)       8.18%

Portfolio turnover rate ......................        14.86%          48.57%        66.57%      67.65%      50.64%         38.70%

Portfolio turnover rate excluding mortgage
   dollar rolls(c) ...........................        14.32%          39.91%        52.35%      53.25%      49.88%         36.37%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   See Note 1(e) regarding mortgage dollar rolls.

(d)   Amount is less than $0.01 per share.

(e)   Annualized.

(f) Effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share ....................................   $ (0.01)
Net realized and unrealized losses per share .......................     (0.01)
Ratio of net investment income to average net assets ...............     (0.13)%

Per share data and ratios for prior years have not been restated to reflect this change in accounting policy.


                     Semiannual Report | See notes to financial statements. | 15

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND (CONTINUED)

                                                ---------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                OCTOBER 31, 2005                       YEAR ENDED APRIL 30,
CLASS B                                            (UNAUDITED)         2005          2004        2003        2002           2001
                                                ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)

Net asset value, beginning of period .........  $     10.27       $   10.12     $    9.67   $    9.38   $    9.61      $    9.86
                                                ---------------------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) ..................         0.24            0.49          0.52        0.61        0.72(f)        0.76

   Net realized and unrealized gains
      (losses) ...............................        (0.12)           0.27          0.55        0.35       (0.21)(f)      (0.27)
                                                ---------------------------------------------------------------------------------
Total from investment operations .............         0.12            0.76          1.07        0.96        0.51           0.49
                                                ---------------------------------------------------------------------------------
Less distributions from net investment
   income ....................................        (0.28)          (0.61)        (0.62)      (0.67)      (0.74)         (0.74)
                                                ---------------------------------------------------------------------------------
Redemption fees ..............................           --(d)           --(d)         --          --          --             --
                                                ---------------------------------------------------------------------------------
Net asset value, end of period ...............  $     10.11       $   10.27     $   10.12   $    9.67   $    9.38      $    9.61
                                                =================================================================================

Total return(b) ..............................         1.19%           7.65%        11.33%      11.14%       5.57%          5.18%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............  $   106,997       $ 110,502     $  91,974   $  61,254   $  40,821      $  24,631

Ratios to average net assets:

   Expenses ..................................         1.29%(e)        1.32%         1.32%       1.36%       1.35%          1.39%

   Expenses net of waiver and payments by
     affiliate and expense reduction .........         1.29%(e)        1.31%         1.32%       1.28%       1.24%          1.15%

   Net investment income .....................         4.55%(e)        4.78%         5.13%       6.90%       7.65%(f)       7.80%

Portfolio turnover rate ......................        14.86%          48.57%        66.57%      67.65%      50.64%         38.70%

Portfolio turnover rate excluding mortgage
   dollar rolls(c) ...........................        14.32%          39.91%        52.35%      53.25%      49.88%         36.37%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   See Note 1(e) regarding mortgage dollar rolls.

(d)   Amount is less than $0.01 per share.

(e)   Annualized.

(f) Effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share ....................................   $ (0.01)
Net realized and unrealized losses per share .......................     (0.01)
Ratio of net investment income to average net assets ...............     (0.12)%

Per share data and ratios for prior years have not been restated to reflect this change in accounting policy.


16 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND (CONTINUED)

                                                ---------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                OCTOBER 31, 2005                       YEAR ENDED APRIL 30,
CLASS C                                            (UNAUDITED)         2005          2004        2003        2002           2001
                                                ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)

Net asset value, beginning of period .........  $     10.24       $   10.09     $    9.64   $    9.36   $    9.58      $    9.84
                                                ---------------------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) ..................         0.23            0.49          0.52        0.61        0.72(f)        0.76

   Net realized and unrealized gains
      (losses) ...............................        (0.11)           0.27          0.55        0.34       (0.20)(f)      (0.28)
                                                ---------------------------------------------------------------------------------
Total from investment operations .............         0.12            0.76          1.07        0.95        0.52           0.48
                                                ---------------------------------------------------------------------------------
Less distributions from net investment
   income ....................................        (0.28)          (0.61)        (0.62)      (0.67)      (0.74)         (0.74)
                                                ---------------------------------------------------------------------------------
Redemption fees ..............................           --(d)           --(d)         --          --          --             --
                                                ---------------------------------------------------------------------------------
Net asset value, end of period ...............  $     10.08       $   10.24     $   10.09   $    9.64   $    9.36      $    9.58
                                                =================================================================================

Total return(b) ..............................         1.20%           7.67%        11.36%      11.18%       5.47%          5.21%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............  $   265,205       $ 213,741     $ 151,823   $  86,153   $  58,851      $  46,732

Ratios to average net assets:

   Expenses ..................................         1.29%(e)        1.32%         1.32%       1.36%       1.35%          1.39%

   Expenses net of waiver and payments by
      affiliate and expense reduction ........         1.29%(e)        1.31%         1.32%       1.28%       1.24%          1.15%

   Net investment income .....................         4.55%(e)        4.78%         5.13%       6.90%       7.64%(f)       7.79%

Portfolio turnover rate ......................        14.86%          48.57%        66.57%      67.65%      50.64%         38.70%

Portfolio turnover rate excluding mortgage
   dollar rolls(c) ...........................        14.32%          39.91%        52.35%      53.25%      49.88%         36.37%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   See Note 1(e) regarding mortgage dollar rolls.

(d)   Amount is less than $0.01 per share.

(e)   Annualized.

(f) Effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share . ..................................   $ (0.01)
Net realized and unrealized losses per share .......................     (0.01)
Ratio of net investment income to average net assets . .............     (0.13)%

Per share data and ratios for prior years have not been restated to reflect this change in accounting policy.


                     Semiannual Report | See notes to financial statements. | 17

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND (CONTINUED)

                                                ---------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                OCTOBER 31, 2005                       YEAR ENDED APRIL 30,
CLASS R                                            (UNAUDITED)         2005          2004        2003     2002(1)
                                                ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)

Net asset value, beginning of period .........  $     10.22       $   10.07     $    9.63   $    9.34   $    9.39
                                                ---------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) ..................         0.24            0.51          0.53        0.63        0.28

   Net realized and unrealized gains
      (losses) ...............................        (0.11)           0.26          0.55        0.35       (0.09)
                                                ---------------------------------------------------------------------
Total from investment operations .............         0.13            0.77          1.08        0.98        0.19
                                                ---------------------------------------------------------------------
Less distributions from net investment
   income ....................................        (0.29)          (0.62)        (0.64)      (0.69)      (0.24)
                                                ---------------------------------------------------------------------
Redemption fees ..............................           --(d)           --(d)         --          --          --
                                                ---------------------------------------------------------------------
Net asset value, end of period ...............  $     10.06       $   10.22     $   10.07   $    9.63   $    9.34
                                                =====================================================================

Total return(b) ..............................         1.28%           7.86%        11.45%      11.35%       2.07%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............  $    25,683       $  17,859     $   7,324   $   1,558   $   1,239

Ratios to average net assets:

   Expenses ..................................         1.14%(e)        1.17%         1.17%       1.21%       1.20%(e)

   Expenses net of waiver and payments by
      affiliate and expense reduction ........         1.14%(e)        1.16%         1.17%       1.13%       1.09%(e)

   Net investment income .....................         4.70%(e)        4.93%         5.28%       7.05%       9.18%(e)

Portfolio turnover rate ......................        14.86%          48.57%        66.57%      67.65%      50.64%

Portfolio turnover rate excluding mortgage
   dollar rolls(c) ...........................        14.32%          39.91%        52.35%      53.25%      49.88%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   See Note 1(e) regarding mortgage dollar rolls.

(d)   Amount is less than $0.01 per share.

(e)   Annualized.

(f)   For the period January 1, 2002 (effective date) to April 30, 2002.


18 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND (CONTINUED)

                                                ---------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                OCTOBER 31, 2005                       YEAR ENDED APRIL 30,
ADVISOR CLASS                                      (UNAUDITED)         2005          2004        2003        2002           2001
                                                ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)

Net asset value, beginning of period .........  $     10.24       $   10.09     $    9.65   $    9.36   $    9.59      $    9.84
                                                ---------------------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) ..................         0.27            0.56          0.58        0.69        0.78(f)        0.82

   Net realized and unrealized gains
      (losses) ...............................        (0.11)           0.26          0.54        0.33       (0.21)(f)      (0.26)
                                                ---------------------------------------------------------------------------------
Total from investment operations .............         0.16            0.82          1.12        1.02        0.57           0.56
                                                ---------------------------------------------------------------------------------
Less distributions from net investment
   income ....................................        (0.32)          (0.67)        (0.68)      (0.73)      (0.80)         (0.81)
                                                ---------------------------------------------------------------------------------
Redemption fees ..............................           --(d)           --(d)         --          --          --             --
                                                ---------------------------------------------------------------------------------
Net asset value, end of period ...............  $     10.08       $   10.24     $   10.09   $    9.65   $    9.36      $    9.59
                                                =================================================================================

Total return(b) ..............................         1.52%           8.37%        11.97%      11.87%       6.27%          5.89%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............  $    62,872       $  60,489     $  39,784   $  34,224   $  31,493      $  25,390

Ratios to average net assets:

   Expenses ..................................         0.64%(e)        0.67%         0.67%       0.71%       0.70%          0.74%

   Expenses net of waiver and payments by
      affiliate and expense reduction ........         0.64%(e)        0.66%         0.67%       0.63%       0.59%          0.50%

   Net investment income .....................         5.20%(e)        5.43%         5.78%       7.55%       8.29%(f)       8.45%

Portfolio turnover rate ......................        14.86%          48.57%        66.57%      67.65%      50.64%         38.70%

Portfolio turnover rate excluding mortgage
   dollar rolls(c) ...........................        14.32%          39.91%        52.35%      53.25%      49.88%         36.37%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   See Note 1(e) regarding mortgage dollar rolls.

(d)   Amount is less than $0.01 per share.

(e)   Annualized.

(f) Effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share . ..................................   $ (0.01)
Net realized and unrealized losses per share .......................     (0.01)
Ratio of net investment income to average net assets ...............     (0.13)%

Per share data and ratios for prior years have not been restated to reflect this change in accounting policy.


                     Semiannual Report | See notes to financial statements. | 19

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS, OCTOBER 31, 2005 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
        FRANKLIN STRATEGIC INCOME FUND                                           COUNTRY            SHARES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS 0.0% (a)
  (b,c) Cambridge Industries Liquidating Trust Interest .....................   United States           516,372     $         2,582
  (b,c) VS Holdings .........................................................   United States            64,666                  --
                                                                                                                    ---------------
        TOTAL COMMON STOCKS (COST $64,666)...................................                                                 2,582
                                                                                                                    ---------------
        CONVERTIBLE PREFERRED STOCKS 0.8%
        FINANCE 0.2%
        Fannie Mae, 5.375%, cvt. pfd. .......................................   United States                22           2,010,693
                                                                                                                    ---------------
        HEALTH TECHNOLOGY 0.2%
        Schering-Plough Corp., 6.00%, cvt. pfd. .............................   United States            60,000           3,163,200
                                                                                                                    ---------------
        INDUSTRIAL SERVICES 0.2%
        Allied Waste Industries Inc., 6.25%, cvt. pfd. ......................   United States            47,000           2,205,710
                                                                                                                    ---------------
        PROCESS INDUSTRIES 0.2%
        Huntsman Corp., 5.00%, cvt. pfd. ....................................   United States            63,800           2,795,620
                                                                                                                    ---------------
        TOTAL CONVERTIBLE PREFERRED STOCKS (COST $10,910,879) ...............                                            10,175,223
                                                                                                                    ---------------
                                                                                                -------------------
                                                                                                PRINCIPAL AMOUNT(g)
                                                                                                -------------------
  (d,e) SENIOR FLOATING RATE INTERESTS 6.9%
        COMMUNICATIONS 0.7%
        Alaska Communications Systems Holdings Inc.,
            Incremental Term Loan, 6.02%, 2/01/12 ...........................   United States            55,000              55,798
            Term Loan, 5.92%, 2/01/12 .......................................   United States         5,120,000           5,194,240
        Hawaiian Telecom Communications Inc., Term Loan B, 6.28%,
            10/31/12 ........................................................   United States         4,559,000           4,615,276
                                                                                                                    ---------------
                                                                                                                          9,865,314
                                                                                                                    ---------------

        CONSUMER DURABLES 0.7%
        Sealy Mattress Co., Term Loan D, 5.62-7.25%, 4/06/12 ................   United States         4,195,540           4,238,808
    (f) Stile Acquisition Corp. (Masonite), CAD Term Loan, 6.02-7.50%,
            4/05/13 .........................................................       Canada            2,468,023           2,461,712
    (f) Stile U.S. Acquisition Corp. (Masonite), U.S. Term Loan,
            6.02-6.21%, 4/05/13 .............................................   United States         2,472,227           2,465,906
                                                                                                                    ---------------
                                                                                                                          9,166,426
                                                                                                                    ---------------

        CONSUMER NON-DURABLES 0.9%
        Constellation Brands Inc., Term Loan B, 5.44-5.75%, 12/22/11 ........   United States         3,780,181           3,825,781
    (f) Eastman Kodak Co., Term Loan B, 6.25-6.61%, 10/18/12 ................   United States         3,409,412           3,398,331
    (f) Jarden Corp., Term Loan B2, 5.681%, 11/15/11 ........................   United States         4,400,000           4,422,550
                                                                                                                    ---------------
                                                                                                                         11,646,662
                                                                                                                    ---------------

        CONSUMER SERVICES 1.7%
        Mission Broadcasting Inc., Term Loan B, 5.77%, 10/01/12 .............   United States         2,009,158           2,023,389
        Nexstar Broadcasting Group Inc., Term Loan B, 5.77%,
            10/01/12 ........................................................   United States         2,045,223           2,059,709
    (f) Penn National Gaming Inc., Term Loan B, 5.89-6.22%,
            10/03/12 ........................................................   United States         3,698,658           3,749,514
        R.H. Donnelley Inc.,
            Term Loan A3, 5.78-5.92%, 12/31/09 ..............................   United States           499,275             502,733
            Term Loan D, 5.52-5.86%, 6/30/11 ................................   United States         4,994,297           5,033,677


 20 | Semiannual Report

FRANKLIN STRATEGIC SERIES

-----------------------------------------------------------------------------------------------------------------------------------
        FRANKLIN STRATEGIC INCOME FUND                                             COUNTRY     PRINCIPAL AMOUNT(g)         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  (d,e) SENIOR FLOATING RATE INTERESTS (CONT.)
        CONSUMER SERVICES (CONT.)
        Regal Cinemas Inc., Term Loan B, 6.02%, 11/10/10 ....................   United States         5,053,980     $     5,112,814
        UPC Financing Partnership, Term Loan H2, 6.55%, 9/30/12 .............    Netherlands          3,700,000           3,736,038
                                                                                                                    ---------------
                                                                                                                         22,217,874
                                                                                                                    ---------------

        FINANCE 0.4%
        Fidelity National Information Services Inc., Term Loan B, 5.69%,
            3/09/13 .........................................................   United States         4,795,553           4,817,603
                                                                                                                    ---------------

        HEALTH SERVICES 0.7%
        LifePoint Hospitals Inc., Term Loan B, 5.44%, 4/15/12 ...............   United States         4,452,254           4,485,250
        PacifiCare Health Systems Inc., Term Loan B, 5.13-5.63%,
            12/13/10 ........................................................   United States         5,061,750           5,081,784
                                                                                                                    ---------------
                                                                                                                          9,567,034
                                                                                                                    ---------------

        INDUSTRIAL SERVICES 0.1%
        Epco Holding Inc., Term Loan B, 6.25-6.60%, 8/18/10 .................   United States         1,239,000           1,256,700
                                                                                                                    ---------------

        PROCESS INDUSTRIES 0.3%
        Hexion Specialty Chemicals Inc.,
            Tranche B-1, 6.38%, 5/31/12 .....................................   United States         1,344,943           1,361,983
            Tranche B-3 CL, 3.76%, 5/31/12 ..................................   United States           330,435             334,621
        Resolution Europe BV (Hexion), Tranche B-2, 6.56%, 5/31/12 ..........    Netherlands          1,857,303           1,880,835
                                                                                                                    ---------------
                                                                                                                          3,577,439
                                                                                                                    ---------------
        REAL ESTATE DEVELOPMENT 0.6%
        Macerich Co.,
            Interim Loan Facility, 5.66%, 3/31/06 ...........................   United States         1,171,338           1,173,535
            Term Loan B, 5.63%, 4/25/10 .....................................   United States         2,833,000           2,854,247
        Maguire Properties Inc., Term Loan B, 5.64%, 3/15/10 ................   United States         3,412,222           3,434,060
                                                                                                                    ---------------
                                                                                                                          7,461,842
                                                                                                                    ---------------
        REAL ESTATE INVESTMENT TRUSTS 0.0%(a)
        Lion Gables Realty LP, Term Loan B, 5.63%, 9/30/06 ..................   United States           582,106             585,235
                                                                                                                    ---------------
        RETAIL TRADE 0.5%
        The Jean Coutu Group (PJC) Inc., Term Loan B, 6.38-6.50%,
            7/30/11 .........................................................       Canada            3,620,826           3,665,805
        Neiman Marcus Group Inc., Term Loan, 6.48%, 4/06/13 .................   United States         1,300,000           1,308,450
        The William Carter Co., Term Loan B, 5.65-5.81%, 7/14/12 ............   United States         2,075,063           2,102,947
                                                                                                                    ---------------
                                                                                                                          7,077,202
                                                                                                                    ---------------
        TECHNOLOGY SERVICES 0.3%
        Sungard Data Systems Inc., Term Loan, 6.28%, 2/11/13 ................   United States         4,279,275           4,304,236
                                                                                                                    ---------------
        TOTAL SENIOR FLOATING RATE INTERESTS (COST $91,390,997) .............                                            91,543,567
                                                                                                                    ---------------
        BONDS 38.7%
        COMMERCIAL SERVICES 1.1%
        JohnsonDiversey Holdings Inc., senior disc. note, zero cpn. to
            5/17/07, 10.67% thereafter, 5/15/13 .............................   United States         1,800,000           1,305,000
        JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12 ..........   United States         3,500,000           3,482,500
        Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 .................   United States         5,000,000           5,212,500
    (h) R. R. Donnelley & Sons Co., 144A, 5.50%, 5/15/15 ....................   United States         5,000,000           4,850,325
                                                                                                                    ---------------
                                                                                                                         14,850,325
                                                                                                                    ---------------


                                                          Semiannual Report | 21

FRANKLIN STRATEGIC SERIES

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN STRATEGIC INCOME FUND                                                  COUNTRY      PRINCIPAL AMOUNT(g)      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    COMMUNICATIONS 4.2%
    Dobson Cellular Systems Inc., senior secured note, 9.875%, 11/01/12 ......   United States       5,000,000        $   5,425,000
    Inmarsat Finance PLC, senior note, 7.625%, 6/30/12 .......................   United Kingdom      2,587,000            2,629,039
    Inmarsat Finance PLC, senior note, zero cpn. to 11/15/08,                                                             1,233,750
        10.375% thereafter, 11/15/12 .........................................   United Kingdom      1,500,000
(h) Intelsat Bermuda Ltd., senior note, 144A, 8.25%, 1/15/13 .................      Bermuda          6,000,000            6,015,000
    MCI Inc., senior note,
        6.908%, 5/01/07 ......................................................   United States       1,385,000            1,402,312
        7.688%, 5/01/09 ......................................................   United States       2,000,000            2,077,500
        8.735%, 5/01/14 ......................................................   United States       1,187,000            1,317,570
    Millicom International Cellular SA, senior note, 10.00%,
        12/01/13 .............................................................    Luxembourg         5,500,000            5,692,500
    Nextel Communications Inc., senior note, D, 7.375%, 8/01/15 ..............   United States       5,500,000            5,826,260
    Qwest Communications International Inc., senior note, 7.50% 2/15/14 ......   United States       1,000,000              962,500
    (h) 144A, 7.50%, 2/15/14 .................................................   United States       7,000,000            6,737,500
    Rogers Wireless Communications Inc., senior secured note,
        7.25%, 12/15/12 ......................................................       Canada          5,500,000            5,802,500
    Time Warner Telecom Holdings Inc., senior note, 9.25%, 2/15/14 ...........   United States       3,000,000            3,015,000
    Verizon New York Inc.,
        B, 7.375%, 4/01/32 ...................................................   United States       1,000,000            1,020,458
        senior deb., A, 6.875%, 4/01/12 ......................................   United States       5,500,000            5,698,242
                                                                                                                      -------------
                                                                                                                         54,855,131
                                                                                                                      -------------
    CONSUMER DURABLES 1.7%
    D.R. Horton Inc., senior note, 8.50%, 4/15/12 ............................   United States       6,000,000            6,465,678
    General Motors Acceptance Corp.,
        7.25%, 3/02/11 .......................................................   United States       4,500,000            4,431,010
        6.875%, 8/28/12 ......................................................   United States       2,500,000            2,411,468
    General Motors Corp., senior deb., 8.25%, 7/15/23 ........................   United States       2,000,000            1,485,000
    Simmons Co., senior sub. note, 7.875%, 1/15/14 ...........................   United States       4,000,000            3,550,000
    William Lyon Homes Inc., senior note, 7.625%, 12/15/12 ...................   United States       4,500,000            4,027,500
                                                                                                                      -------------
                                                                                                                         22,370,656
                                                                                                                      -------------
    CONSUMER NON-DURABLES 1.1%
    Smithfield Foods Inc., senior note,
        7.00%, 8/01/11 .......................................................   United States       2,800,000            2,856,000
        7.75%, 5/15/13 .......................................................   United States       2,700,000            2,855,250
    Spectrum Brands Inc., senior sub. note, 7.375%, 2/01/15 ..................   United States       6,000,000            5,212,500
    Tyson Foods Inc., senior note, 8.25%, 10/01/11 ...........................   United States       3,000,000            3,386,601
                                                                                                                      -------------
                                                                                                                         14,310,351
                                                                                                                      -------------
    CONSUMER SERVICES 9.2%
(i) Adelphia Communications Corp., senior note, 10.875%, 10/01/10 ............   United States       3,000,000            1,965,000
    Advanstar Communications Inc., senior secured note,                                                                   4,450,000
        10.75%, 8/15/10 ......................................................   United States       4,000,000
    AMC Entertainment Inc., senior sub. note, 9.875%, 2/01/12 ................   United States       5,000,000            4,800,000
    Boyd Gaming Corp., senior sub. note, 6.75%, 4/15/14 ......................   United States       5,500,000            5,451,875


22 | Semiannual Report

FRANKLIN STRATEGIC SERIES

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN STRATEGIC INCOME FUND                                                  COUNTRY      PRINCIPAL AMOUNT(g)      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    CONSUMER SERVICES (CONT.)
    Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12 ................   United States       2,500,000        $   2,400,000
(h) CCH I Holdings LLC, senior disc. note, 144A, 9.92%, 4/01/14 ..............   United States         750,000              487,500
(h) CCH I LLC, senior secured note, 144A, 11.00%, 10/01/15 ...................   United States         750,000              682,500
    CCH II LLC, senior note, 10.25%, 9/15/10 .................................   United States       5,500,000            5,541,250
    Clear Channel Communications Inc., senior note, 5.75%, 1/15/13 ...........   United States       6,000,000            5,812,698
    Comcast Corp., 5.65%, 6/15/35 ............................................   United States       6,000,000            5,383,368
    CSC Holdings Inc., senior deb., 7.625%, 7/15/18 ..........................   United States       3,500,000            3,360,000
    Dex Media East LLC, senior sub. note, B, 12.125%, 11/15/12 ...............   United States       1,321,000            1,548,873
    Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 ....................   United States       4,000,000            4,430,000
    DIRECTV Holdings LLC, senior note,
        8.375%, 3/15/13 ......................................................   United States       2,585,000            2,811,187
    (h) 144A, 6.375%, 6/15/15 ................................................   United States       2,000,000            1,972,500
    EchoStar DBS Corp., senior note, 6.375%, 10/01/11 ........................   United States       6,000,000            5,865,000
    Emmis Operating Co., senior sub. note, 6.875%, 5/15/12 ...................   United States       4,500,000            4,466,250
    Harrah's Operating Co. Inc., senior note, 5.50%, 7/01/10 .................   United States       6,000,000            5,964,276
    Interactive Corp., 7.00%, 1/15/13 ........................................   United States       4,500,000            4,618,485
    Liberty Media Corp., senior note, 5.70%, 5/15/13 .........................   United States       6,000,000            5,442,654
(h) Lighthouse International Co. SA, senior note, 144A, 8.00%, 4/30/14 .......       Italy           4,500,000 EUR        5,684,338
    LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ...................   United States       5,500,000            5,238,750
(h) MGM Mirage Inc., senior note, 144A, 6.625%, 7/15/15 ......................   United States       6,500,000            6,337,500
    News America Inc., 5.30%, 12/15/14 .......................................   United States       6,000,000            5,886,684
    Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13 ...........   United States       5,000,000            5,143,750
    Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06,
        13.75% thereafter, 7/15/11 ...........................................       Canada          3,000,000            3,067,500
    Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18 ................   United States       6,000,000            6,270,000
    Station Casinos Inc.,
        senior note, 6.00%, 4/01/12 ..........................................   United States       1,200,000            1,185,000
        senior sub. note, 6.50%, 2/01/14 .....................................   United States       1,000,000            1,002,500
        senior sub. note, 6.875%, 3/01/16 ....................................   United States       3,800,000            3,847,500
                                                                                                                      -------------
                                                                                                                        121,116,938
                                                                                                                      -------------
    ELECTRONIC TECHNOLOGY 1.4%
    Flextronics International Ltd., senior sub. note,
        6.50%, 5/15/13 .......................................................     Singapore           900,000              906,750
        6.25%, 11/15/14 ......................................................     Singapore         4,600,000            4,485,000
    L-3 Communications Corp., senior sub. note,
        5.875%, 1/15/15 ......................................................   United States       5,500,000            5,252,500
    (h) 144A, 6.375%, 10/15/15 ...............................................   United States         500,000              496,250
    Sanmina-SCI Corp., senior sub. note, 6.75%, 3/01/13 ......................   United States       4,000,000            3,760,000
    Xerox Corp., senior note, 7.125%, 6/15/10 ................................   United States       4,000,000            4,180,000
                                                                                                                      -------------
                                                                                                                         19,080,500
                                                                                                                      -------------
    ENERGY MINERALS 2.2%
    Chesapeake Energy Corp., senior note, 6.25%, 1/15/18 .....................   United States       6,000,000            5,850,000
    Kerr-McGee Corp., 6.95%, 7/01/24 .........................................   United States       5,000,000            5,142,970
(h) Markwest Energy Partners LP, senior note, 144A, 6.875%, 11/01/14 .........   United States       4,500,000            4,342,500
    Peabody Energy Corp., senior note, B, 6.875%, 3/15/13 ....................   United States       4,000,000            4,150,000


                                                          Semiannual Report | 23

FRANKLIN STRATEGIC SERIES

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN STRATEGIC INCOME FUND                                                     COUNTRY     PRINCIPAL AMOUNT(g)     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    ENERGY MINERALS (CONT.)
    Plains Exploration & Production Co., senior note, 7.125%,
       6/15/14 ................................................................     United States       5,500,000       $  5,733,750
(h) Pogo Producing Co., senior sub. note, 144A, 6.875%,
       10/01/17 ...............................................................     United States       3,900,000          3,880,500
                                                                                                                        ------------
                                                                                                                          29,099,720
                                                                                                                        ------------
    FINANCE 0.7%
    JP Morgan Chase & Co., sub. note, 5.75%, 1/02/13 ..........................     United States       5,000,000          5,143,685
(h) Lazard Group LLC, 144A, 7.125%, 5/15/15 ...................................     United States       4,000,000          3,901,504
                                                                                                                        ------------
                                                                                                                           9,045,189
                                                                                                                        ------------
    HEALTH SERVICES 1.8%
    DaVita Inc., senior sub. note, 7.25%, 3/15/15 .............................     United States       5,500,000          5,582,500
    Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 ..................        Germany          5,500,000          5,706,250
    Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 .....................     United States       5,500,000          4,826,250
    United Surgical Partners International Inc., senior sub. note,
       10.00%, 12/15/11 .......................................................     United States       3,000,000          3,255,000
    Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
       10/01/14 ...............................................................     United States       4,500,000          4,713,750
                                                                                                                        ------------
                                                                                                                          24,083,750
                                                                                                                        ------------
    INDUSTRIAL SERVICES 0.9%
    Allied Waste North America Inc., senior secured note,
       6.50%, 11/15/10 ........................................................     United States       2,900,000          2,827,500
       B, 5.75%, 2/15/11 ......................................................     United States       1,600,000          1,500,000
(h) Grant Prideco Inc., senior note, 144A, 6.125%, 8/15/15 ....................     United States       3,000,000          3,022,500
    Hanover Equipment Trust 01, senior secured note, B, 8.75%,
       9/01/11 ................................................................     United States       4,000,000          4,260,000
                                                                                                                        ------------
                                                                                                                          11,610,000
                                                                                                                        ------------
    NON-ENERGY MINERALS 0.7%
(h) Glencore Funding LLC, 144A, 6.00%, 4/15/14 ................................      Switzerland        4,000,000          3,690,452
(h) Novelis Inc., senior note, 144A, 7.25%, 2/15/15 ...........................        Canada           6,000,000          5,505,000
                                                                                                                        ------------
                                                                                                                           9,195,452
                                                                                                                        ------------
    PROCESS INDUSTRIES 4.1%
    Abitibi-Consolidated Inc., senior note, 8.375%, 4/01/15 ...................        Canada           5,500,000          5,087,500
    BCP Crystal Holdings Corp., senior sub. note, 9.625%, 6/15/14 .............     United States       6,000,000          6,630,000
    Crown European Holdings SA, senior secured note, 10.875%,
       3/01/13  . .............................................................        France           5,000,000          5,887,500
    Georgia-Pacific Corp., senior note, 9.375%, 2/01/13 .......................     United States       5,500,000          6,091,250
    JSG Funding PLC, senior sub. note, 7.75%, 4/01/15 .........................        Ireland          5,000,000          4,025,000
    Nalco Co., senior sub. note, 8.875%, 11/15/13 .............................     United States       6,000,000          6,157,500
    Owens-Brockway Glass Container Inc., senior note, 6.75%,
       12/01/14 ...............................................................     United States       6,000,000          5,670,000
    Rhodia SA, senior note, 10.25%, 6/01/10 ...................................        France           5,500,000          5,885,000
(h) RPM UK GP, 144A, 6.70%, 11/01/15 ..........................................     United States       5,000,000          4,997,960
    Stone Container Corp., senior note, 8.375%, 7/01/12 .......................     United States       4,000,000          3,840,000
                                                                                                                        ------------
                                                                                                                          54,271,710
                                                                                                                        ------------


24 | Semiannual Report

FRANKLIN STRATEGIC SERIES

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN STRATEGIC INCOME FUND                                                     COUNTRY     PRINCIPAL AMOUNT(g)     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    PRODUCER MANUFACTURING 3.0%
    Case New Holland Inc., senior note, 9.25%, 8/01/11 ........................     United States       6,000,000       $  6,345,000
(h) Commercial Vehicle Group Inc., senior note, 144A, 8.00%,
       7/01/13 ................................................................     United States       4,500,000          4,432,500
    Cummins Inc., senior note, 9.50%, 12/01/10 ................................     United States       2,000,000          2,145,000
(h) Invensys PLC, senior note, 144A, 9.875%, 3/15/11 ..........................    United Kingdom       4,500,000          4,342,500
    Fimep SA, senior note, 10.50%, 2/15/13 . ..................................        France           4,500,000          5,118,750
    Milacron Escrow Corp., senior secured note, 11.50%, 5/15/11 ...............     United States       3,000,000          2,580,000
(h) Nell AF Sarl, senior note, 144A 8.375%, 8/15/15 ...........................      Luxembourg         4,500,000          4,342,500
    Nortek Inc., senior sub. note, 8.50%, 9/01/14 .............................     United States       5,000,000          4,800,000
    TRW Automotive Inc., senior note, 9.375%, 2/15/13 .........................     United States       5,500,000          5,940,000
                                                                                                                        ------------
                                                                                                                          40,046,250
                                                                                                                        ------------
    REAL ESTATE DEVELOPMENT 0.7%
    EOP Operating LP, 4.75%, 3/15/14 ..........................................     United States       5,000,000          4,729,130
    Forest City Enterprises Inc., senior note, 7.625%, 6/01/15 ................     United States       4,000,000          4,200,000
                                                                                                                        ------------
                                                                                                                           8,929,130
                                                                                                                        ------------
    REAL ESTATE INVESTMENT TRUSTS 0.5%
    Host Marriott LP, senior note,
       7.00%, 8/15/12 .........................................................     United States       2,000,000          2,025,000
       7.125%, 11/01/13 .......................................................     United States       4,000,000          4,075,000
                                                                                                                        ------------
                                                                                                                           6,100,000
                                                                                                                        ------------
    RETAIL TRADE 0.7%
(h) GSC Holdings Corp., 144A, 8.00%, 10/01/12 .................................     United States       5,000,000          4,887,500
    Rite Aid Corp., senior note, 9.25%, 6/01/13 ...............................     United States       5,000,000          4,675,000
                                                                                                                        ------------
                                                                                                                           9,562,500
                                                                                                                        ------------
    TECHNOLOGY SERVICES 0.7%
(h) SunGard Data Systems Inc.,
       senior note, 144A, 9.125%, 8/15/13 .....................................     United States       3,000,000          3,060,000
       senior sub. note, 144A, 10.25%, 8/15/15 ................................     United States       1,800,000          1,793,250
    UGS Corp., senior sub. note, 10.00%, 6/01/12 ..............................     United States       4,000,000          4,390,000
                                                                                                                        ------------
                                                                                                                           9,243,250
                                                                                                                        ------------
    TRANSPORTATION 0.3%
    CP Ships Ltd., senior note, 10.375%, 7/15/12 ..............................        Canada           3,700,000          4,199,500
                                                                                                                        ------------
    UTILITIES 3.7%
(h) Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/12 .....................     United States       5,500,000          6,105,000
    Aquila Inc., senior note, 9.95%, 2/01/11 ..................................     United States       4,000,000          4,430,000
(h) Calpine Corp., senior secured note, 144A, 8.50%, 7/15/10 ..................     United States       7,000,000          4,935,000
(h) Dynegy Holdings Inc., senior secured note, 144A, 10.125%,
       7/15/13 ................................................................     United States       5,500,000          6,077,500
    El Paso Corp., senior note, 7.875%, 6/15/12 ...............................     United States       3,500,000          3,587,500
    El Paso Natural Gas Co., senior note, A, 7.625%, 8/01/10 ..................     United States       4,500,000          4,744,917
    Midwest Generation LLC, senior secured note, 8.75%, 5/01/34 ...............     United States       4,000,000          4,400,000
    Pacific Gas & Electric Co., first mortgage, 4.20%, 3/01/11 ................     United States       3,000,000          2,858,811
(h) Texas Genco LLC, senior note, 144A, 6.875%, 12/15/14 ......................     United States       5,500,000          5,912,500
    TXU Corp., 5.55%, 11/15/14 ................................................     United States       6,000,000          5,545,320
                                                                                                                        ------------
                                                                                                                          48,596,548
                                                                                                                        ------------
       TOTAL BONDS (COST $512,969,944) ........................................                                          510,566,900
                                                                                                                        ------------


                                                          Semiannual Report | 25

FRANKLIN STRATEGIC SERIES

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN STRATEGIC INCOME FUND                                                    COUNTRY      PRINCIPAL AMOUNT(g)      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    CONVERTIBLE BONDS 0.4%
    ELECTRONIC TECHNOLOGY 0.4%
    Fairchild Semiconductor Corp., cvt., 5.00%, 11/01/08 .......................   United States        2,000,000        $ 1,970,000
    Liberty Media Corp. into Motorola, cvt., senior deb., 3.50%,
       1/15/31 .................................................................   United States        3,000,000          2,925,000
                                                                                                                         -----------
    TOTAL CONVERTIBLE BONDS (COST $4,533,853) ..................................                                           4,895,000
                                                                                                                         -----------
    ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
       SECURITIES 2.5%
    FINANCE 2.5%
    Countrywide Asset-Backed Certificates,
       2004-7, AF4, 4.774%, 8/25/32 ............................................   United States          725,000            721,014
       2005-11, AF4, 5.21%, 3/25/34 ............................................   United States        2,800,000          2,760,830
       2005-12, 2A5, 5.245%, 1/25/36 ...........................................   United States        5,000,000          4,908,811
    GE Capital Commercial Mortgage Corp., 2003-CI, A4, 4.819%,
       1/10/38 .................................................................   United States        1,827,831          1,781,580
    JP Morgan Chase Commercial Mortgage Sec Corp.,
       2004-CB9, A4, 5.56%, 6/12/41 ............................................   United States        8,871,306          8,999,382
       2004-LN2, A2, 5.115%, 7/15/41 ...........................................   United States          807,292            796,877
(h) Keystone Owner Trust, 1997-P3, M2, 144A, 7.98%, 12/25/24 ...................   United States          220,435            219,744
(h) Morgan Stanley Auto Loan Trust, 2003-HB1, D, 144A, 5.50%,
       4/15/11 .................................................................   United States          409,899            407,126
    Morgan Stanley Capital I, 2004-IQ7, A4, 5.57%, 6/15/38 .....................   United States        7,000,000          7,093,063
    Popular ABS Mortgage Pass-Through Trust, 2005-3, AF6, 4.759%,
       7/25/35 .................................................................   United States        1,500,000          1,457,267
    Residential Asset Securities Corp.,
       1999-KS1, AI8, 6.32%, 4/25/30 ...........................................   United States          281,599            280,924
       2004-KS1, AI4, 4.213%, 4/25/32 ..........................................   United States          750,000            740,366
    Residential Funding Mortgage Securities II, 2005-HI1, A4, 4.70%,
       8/25/34 .................................................................   United States        1,400,000          1,366,986
    Wells Fargo Home Equity Trust, 2004-2, AI5, 4.89%,
       11/25/28 ................................................................   United States        1,730,000          1,703,095
                                                                                                                         -----------
    TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
    SECURITIES (COST $34,043,064) ..............................................                                          33,237,065
                                                                                                                         -----------
    MORTGAGE-BACKED SECURITIES 9.5%
(e) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 0.1%
    FHLMC, 4.679%, 1/01/33 .....................................................   United States        1,020,572          1,019,444
                                                                                                                         -----------
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 4.0%
    FHLMC Gold 15 Year, 4.50%, 10/01/18 - 9/01/19 ..............................   United States        9,083,273          8,799,526
    FHLMC Gold 15 Year, 5.00%, 12/01/17 - 9/01/19 ..............................   United States        9,977,657          9,849,748
    FHLMC Gold 15 Year, 5.50%, 7/01/17 - 2/01/19 ...............................   United States        1,901,228          1,914,522
    FHLMC Gold 15 Year, 6.50%, 4/01/11 .........................................   United States            1,762              1,817
    FHLMC Gold 15 Year, 7.00%, 1/01/09 - 9/01/11 ...............................   United States            3,182              3,306
    FHLMC Gold 30 Year, 5.00%, 3/01/34 - 8/01/35 ...............................   United States       13,129,814         12,654,387
    FHLMC Gold 30 Year, 5.50%, 6/01/33 - 10/01/35 ..............................   United States       10,503,457         10,377,566
    FHLMC Gold 30 Year, 6.00%, 6/01/33 - 7/01/35 ...............................   United States        7,737,845          7,820,251
    FHLMC Gold 30 Year, 6.50%, 10/01/21 - 5/01/31 ..............................   United States          678,905            699,799
    FHLMC Gold 30 Year, 7.00%, 9/01/21 - 8/01/32 ...............................   United States          427,115            446,518
    FHLMC Gold 30 Year, 7.50%, 4/01/24 - 1/01/31 ...............................   United States           82,164             86,935


26 | Semiannual Report

FRANKLIN STRATEGIC SERIES

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN STRATEGIC INCOME FUND                                                    COUNTRY      PRINCIPAL AMOUNT(g)      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    MORTGAGE-BACKED SECURITIES (CONT.)
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE (CONT.)
    FHLMC Gold 30 Year, 8.00%, 11/01/25 - 1/01/26 ..............................   United States            2,318        $     2,475
    FHLMC Gold 30 Year, 9.00%, 12/01/24 ........................................   United States              729                802
                                                                                                                         -----------
                                                                                                                          52,657,652
                                                                                                                         -----------
(e) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 0.3%
    FNMA, 4.491%, 4/01/20 ......................................................   United States          618,055            605,587
    FNMA, 4.633%, 12/01/34 .....................................................   United States        3,478,184          3,437,966
                                                                                                                         -----------
                                                                                                                           4,043,553
                                                                                                                         -----------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 3.7%
    FNMA 15 Year, 4.50%, 3/01/20 ...............................................   United States        2,057,193          1,990,785
    FNMA 15 Year, 5.00%, 1/01/18 - 6/01/18 .....................................   United States        3,083,425          3,045,404
    FNMA 15 Year, 5.50%, 3/01/14 - 6/01/14 .....................................   United States          519,774            524,172
    FNMA 15 Year, 6.00%, 4/01/13 - 10/01/16 ....................................   United States          435,538            445,775
    FNMA 15 Year, 6.50%, 2/01/09 - 6/01/13 .....................................   United States           52,419             54,177
    FNMA 15 Year, 7.50%, 10/01/07 - 12/01/28 ...................................   United States           44,030             46,447
    FNMA 30 Year, 5.00%, 4/01/34 - 10/01/35 ....................................   United States        3,378,136          3,257,732
(f) FNMA 30 Year, 5.50%, 9/01/33 - 9/01/35 .....................................   United States       30,698,507         30,306,871
    FNMA 30 Year, 6.00%, 6/01/34 - 12/01/34 ....................................   United States        5,791,087          5,844,041
    FNMA 30 Year, 6.50%, 1/01/24 - 8/01/32 .....................................   United States        2,430,403          2,501,053
    FNMA 30 Year, 7.00%, 1/01/26 - 7/01/32 .....................................   United States          542,282            568,098
    FNMA 30 Year, 7.50%, 10/01/26 - 10/01/29 ...................................   United States           69,715             73,690
    FNMA 30 Year, 8.00%, 1/01/25 - 1/01/27 .....................................   United States           36,059             38,585
    FNMA 30 Year, 8.50%, 7/01/25 ...............................................   United States            1,923              2,092
    FNMA 30 Year, 9.00%, 5/01/25 ...............................................   United States            1,719              1,889
                                                                                                                         -----------
                                                                                                                          48,700,811
                                                                                                                         -----------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 1.4%
    GNMA I SF 15 Year, 7.00%, 7/15/08 ..........................................   United States          103,715            106,698
    GNMA I SF 30 Year, 5.00%, 6/15/34 - 7/15/34 ................................   United States        2,134,286          2,083,913
    GNMA I SF 30 Year, 5.50%, 2/15/33 - 9/15/34 ................................   United States        6,167,058          6,163,448
    GNMA I SF 30 Year, 6.00%, 1/15/33 ..........................................   United States          611,686            622,714
    GNMA I SF 30 Year, 6.50%, 3/15/24 - 3/15/32 ................................   United States          594,357            617,214
    GNMA I SF 30 Year, 7.00%, 11/15/27 - 5/15/28 ...............................   United States           60,709             63,952
    GNMA I SF 30 Year, 7.50%, 9/15/23 - 5/15/27 ................................   United States           42,249             44,842
    GNMA I SF 30 Year, 8.00%, 2/15/25 - 9/15/27 ................................   United States           36,847             39,443
    GNMA I SF 30 Year, 8.50%, 8/15/24 ..........................................   United States              411                451
    GNMA I SF 30 Year, 9.00%, 1/15/25 ..........................................   United States              970              1,068
    GNMA I SF 30 Year, 9.50%, 6/15/25 ..........................................   United States              759                848
    GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33 ..............................   United States        2,929,337          2,854,896
    GNMA II SF 30 Year, 5.50%, 6/20/34 .........................................   United States        1,617,566          1,613,504
    GNMA II SF 30 Year, 6.00%, 11/20/34 ........................................   United States        1,612,326          1,637,812
    GNMA II SF 30 Year, 6.50%, 7/20/28 - 12/20/31 ..............................   United States          828,097            854,790
    GNMA II SF 30 Year, 7.00%, 1/20/33 .........................................   United States          814,098            851,783
    GNMA II SF 30 Year, 7.50%, 8/20/16 - 4/20/32 ...............................   United States          413,058            435,832
                                                                                                                         -----------
                                                                                                                          17,993,208
                                                                                                                         -----------
    TOTAL MORTGAGE-BACKED SECURITIES (COST $126,794,518) .......................                                         124,414,668
                                                                                                                         -----------


                                                          Semiannual Report | 27

FRANKLIN STRATEGIC SERIES

-----------------------------------------------------------------------------------------------------------
      FRANKLIN STRATEGIC INCOME FUND                        COUNTRY     PRINCIPAL AMOUNT(g)      VALUE
-----------------------------------------------------------------------------------------------------------
      U.S. GOVERNMENT AND AGENCY SECURITIES 7.6%
      GOVERNMENT BONDS 7.6%
      FNMA,
         3.00%, 8/17/07 ..............................   United States       2,500,000       $    2,431,200
         3.25%, 1/15/08 ..............................   United States       2,100,000            2,038,882
         4.25%, 5/15/09 ..............................   United States         400,000              394,763
         4.375%, 3/15/13 .............................   United States       2,600,000            2,522,952
         4.375%, 10/15/15 ............................   United States       1,900,000            1,817,122
         5.00%, 4/15/15 ..............................   United States         600,000              603,105
         5.25%, 1/15/09 ..............................   United States       7,100,000            7,226,756
         5.50%, 3/15/11 ..............................   United States         300,000              309,555
         6.625%, 11/15/10 ............................   United States       1,850,000            1,998,161
      FHLMC,
         4.375%, 7/17/15 .............................   United States       4,300,000            4,123,029
         4.875%, 11/15/13 ............................   United States         500,000              499,922
         6.00%, 6/15/11 ..............................   United States       4,900,000            5,183,401
      U.S. Treasury Bond,
         4.875%, 2/15/12 .............................   United States       4,000,000            4,080,784
         6.88%, 8/15/25 ..............................   United States       4,350,000            5,470,808
         7.50%, 11/15/16 .............................   United States       7,600,000            9,433,204
      U.S. Treasury Note,
         2.375%, 8/15/06 .............................   United States       2,000,000            1,970,470
         3.00%, 12/31/06 .............................   United States       2,000,000            1,969,064
         3.00%, 11/15/07 .............................   United States       5,500,000            5,355,196
         3.00%, 2/15/08 ..............................   United States       3,500,000            3,395,140
         3.125%, 5/15/07 .............................   United States       4,500,000            4,417,560
         3.375%, 10/15/09 ............................   United States         500,000              480,781
         3.50%, 12/15/09 .............................   United States       4,500,000            4,340,043
         4.00%, 4/15/10 ..............................   United States       1,100,000            1,079,289
         4.00%, 11/15/12 .............................   United States       1,850,000            1,793,490
         4.00%, 2/15/15 ..............................   United States       1,800,000            1,721,743
         4.125%, 8/15/10 .............................   United States       2,900,000            2,856,955
         4.125%, 5/15/15 .............................   United States       2,600,000            2,509,814
         4.25%, 8/15/13 ..............................   United States       5,700,000            5,591,569
         4.25%, 11/15/13 .............................   United States       7,000,000            6,857,543
         4.375%, 8/15/12 .............................   United States       2,600,000            2,579,385
         5.00%, 8/15/11 ..............................   United States       2,100,000            2,155,127
         5.625%, 5/15/08 .............................   United States       3,000,000            3,088,008
                                                                                             --------------
      TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
      (COST $102,634,300) ............................                                          100,294,866
                                                                                             --------------
      FOREIGN GOVERNMENT AND AGENCY SECURITIES 29.4%
(e,j) Government of Argentina, FRN, 4.005%, 8/03/12 ..    Argentina         38,678,000           30,283,441
      Government of Austria,
         4.00%, 7/15/09 ..............................     Austria             520,000 EUR          647,970
         4.65%, 1/15/18 ..............................     Austria           1,500,000 EUR        2,000,240
         5.00%, 7/15/12 ..............................     Austria             190,000 EUR          252,730
      Government of Belgium,
         4.75%, 9/28/06 ..............................     Belgium             260,000 EUR          318,021
         5.00%, 9/28/12 ..............................     Belgium             970,000 EUR        1,292,151


28 | Semiannual Report

FRANKLIN STRATEGIC SERIES

---------------------------------------------------------------------------------------------------------
     FRANKLIN STRATEGIC INCOME FUND                       COUNTRY     PRINCIPAL AMOUNT(g)      VALUE
---------------------------------------------------------------------------------------------------------
     FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONT.)
     Government of Brazil,
        8.00%, 1/15/18 ..............................      Brazil           4,900,000      $    5,027,400
        (e) FRN, 5.25%, 4/15/12 .....................      Brazil           6,958,952           6,791,520
        (e) RG, FRN, 5.25%, 4/15/12 .................      Brazil           4,718,322           4,614,991
     Government of Canada,
        3.00%, 6/01/06 ..............................      Canada          11,580,000 CAD       9,782,740
        3.25%, 12/01/06 .............................      Canada          17,030,000 CAD      14,374,338
        5.25%, 6/01/12 ..............................      Canada             250,000 CAD         226,834
        6.00%, 6/01/11 ..............................      Canada             593,000 CAD         553,380
     Government of Finland,
        5.00%, 7/04/07 ..............................     Finland             830,000 EUR       1,033,938
        5.75%, 2/23/11 ..............................     Finland             150,000 EUR         203,585
     Government of France, 4.00%, 4/25/13 ...........      France           2,000,000 EUR       2,519,868
     Government of Germany,
        3.75%, 1/04/09 ..............................     Germany           1,380,000 EUR       1,701,427
        4.50%, 7/04/09 ..............................     Germany           1,674,000 EUR       2,119,290
     Government of the Hellenic Republic,
        4.65%, 4/19/07 ..............................      Greece              50,000 EUR          61,650
        6.50%, 10/22/19 .............................      Greece             420,000 EUR         650,617
     Government of Indonesia,
        10.00%, 7/15/17 .............................    Indonesia     10,200,000,000 IDR         750,704
        11.00%, 10/15/14 ............................    Indonesia      4,500,000,000 IDR         366,537
        13.15%, 3/15/10 .............................    Indonesia     33,725,000,000 IDR       3,268,819
        13.15%, 1/15/12 .............................    Indonesia     17,300,000,000 IDR       1,632,156
        14.00%, 6/15/09 .............................    Indonesia     23,150,000,000 IDR       2,311,889
        14.25%, 6/15/13 .............................    Indonesia     63,035,000,000 IDR       6,237,616
        14.275%, 12/15/13 ...........................    Indonesia     28,415,000,000 IDR       2,808,038
     Government of Italy,
        5.00%, 5/01/08 ..............................      Italy              337,000 EUR         425,916
        4.50%, 5/01/09 ..............................      Italy              230,000 EUR         290,505
     Government of Korea,
        3.75%, 9/10/07 ..............................   South Korea     7,990,000,000 KRW       7,503,521
        4.50%, 3/05/06 ..............................   South Korea     5,700,000,000 KRW       5,471,569
        4.50%, 9/03/06 ..............................   South Korea     2,000,000,000 KRW       1,917,536
        4.50%, 9/09/08 ..............................   South Korea     2,675,000,000 KRW       2,532,185
        4.75%, 3/12/08 ..............................   South Korea    15,130,000,000 KRW      14,438,034
        6.90%, 1/16/07 ..............................   South Korea     1,000,000,000 KRW         983,660
     Government of Malaysia,
        4.032%, 9/15/09 .............................     Malaysia         14,100,000 MYR       3,815,213
        4.305%, 2/27/09 .............................     Malaysia         53,510,000 MYR      14,582,361
     Government of Mexico,
        8.375%, 1/14/11 .............................      Mexico               3,720,000       4,229,640
        (e) FRN, 4.830%, 1/13/09 ....................      Mexico               2,230,000       2,266,795
     Government of the Netherlands,
        3.75%, 7/15/09 ..............................   Netherlands           170,000 EUR         210,126
        4.25%, 7/15/13 ..............................   Netherlands           150,000 EUR         191,851
        5.00%, 7/15/12 ..............................   Netherlands           220,000 EUR         292,432
        5.75%, 2/15/07 ..............................   Netherlands           210,000 EUR         261,783
        8.50%, 6/01/06 ..............................   Netherlands         1,619,707 EUR       2,008,130


                                                          Semiannual Report | 29

FRANKLIN STRATEGIC SERIES

-----------------------------------------------------------------------------------------------------------------------------------
     FRANKLIN STRATEGIC INCOME FUND                                               COUNTRY      PRINCIPAL AMOUNT(g)       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONT.)
     Government of New Zealand,
        6.00%, 11/15/11 .................................................       New Zealand         2,691,000 NZD   $     1,884,080
        6.50%, 2/15/06 ..................................................       New Zealand         1,060,000 NZD           741,232
        6.50%, 4/15/13 ..................................................       New Zealand         7,590,000 NZD         5,478,170
        7.00%, 7/15/09 ..................................................       New Zealand        13,410,000 NZD         9,653,394
     Government of Norway, 6.75%, 1/15/07 ...............................          Norway         143,600,000 NOK        23,080,592
     Government of Peru,
        7.84%, 8/12/20 ..................................................           Peru            1,130,000 PEN           334,038
        Series 7, 8.60%, 8/12/17 ........................................           Peru           28,805,000 PEN         9,075,751
     Government of the Philippines,
        9.00%, 2/15/13 ..................................................       Philippines        10,430,000            11,081,875
        9.875%, 3/16/10 .................................................       Philippines         1,500,000             1,666,575
     Government of Poland,
        5.75%, 9/23/22 ..................................................          Poland          14,000,000 PLN         4,424,282
        6.00%, 5/24/09 ..................................................          Poland          44,600,000 PLN        13,946,220
        6.25%, 10/24/15 .................................................          Poland          17,100,000 PLN         5,549,173
        8.50%, 11/12/06 .................................................          Poland           8,500,000 PLN         2,670,629
        8.50%, 5/12/07 ..................................................          Poland           7,900,000 PLN         2,519,185
     Government of Russia, Reg S, 5.00% to 3/31/07, 7.50% thereafter,
        3/31/30 .........................................................          Russia           5,838,000             6,503,748
     Government of Singapore, 4.00%, 3/01/07 ............................        Singapore         24,900,000 SGD        15,011,592
     Government of Slovakia,
        4.80%, 4/14/09 ..................................................     Slovak Republic      63,500,000 SKK         2,042,306
        4.90%, 2/11/14 ..................................................     Slovak Republic      12,900,000 SKK           434,132
        5.30%, 5/12/19 ..................................................     Slovak Republic      91,900,000 SKK         3,273,532
        7.50%, 3/13/12 ..................................................     Slovak Republic      96,000,000 SKK         3,630,297
    (k) Strip, 1/14/07 ..................................................     Slovak Republic     301,600,000 SKK         8,915,579
     Government of Spain,
        5.00%, 7/30/12 ..................................................          Spain            1,670,000 EUR         2,220,928
        5.15%, 7/30/09 ..................................................          Spain              590,000 EUR           763,897
     Government of Sweden,
        3.50%, 4/20/06 ..................................................          Sweden          35,000,000 SEK         4,432,482
        5.00%, 1/28/09 ..................................................          Sweden          45,000,000 SEK         6,056,535
        5.50%, 10/08/12 .................................................          Sweden          24,960,000 SEK         3,597,208
        8.00%, 8/15/07 ..................................................          Sweden          55,300,000 SEK         7,634,433
    (k) Strip, 9/20/06 ..................................................          Sweden          11,125,000 SEK         1,372,505
     Government of Thailand,
        4.125%, 2/12/08 .................................................         Thailand         51,000,000 THB         1,222,424
        8.00%, 12/08/06 .................................................         Thailand        244,700,000 THB         6,262,712
        8.50%, 12/08/08 .................................................         Thailand         41,000,000 THB         1,089,031


30 | Semiannual Report

FRANKLIN STRATEGIC SERIES

-----------------------------------------------------------------------------------------------------------------------------------
     FRANKLIN STRATEGIC INCOME FUND                                               COUNTRY      PRINCIPAL AMOUNT(g)         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONT.)
     Government of Ukraine,
        (e) FRN, 7.343%, 8/05/09 ........................................        Ukraine           5,550,000       $     6,004,545
        (h) 144A, 6.875%, 3/04/11 .......................................        Ukraine           2,200,000             2,274,470
        (h) 144A, 7.65%, 6/11/13 ........................................        Ukraine           9,290,000             9,986,750
     Government of Venezuela,
        9.25%, 9/15/27 ..................................................       Venezuela          2,326,000             2,713,278
        10.75%, 9/19/13 .................................................       Venezuela            700,000               855,750
     (e) FRN, 5.194%, 4/20/11 ...........................................       Venezuela         19,480,000            19,255,980
     New South Wales Treasury Corp.,
        6.00%, 5/01/12 ..................................................       Australia            640,000 AUD           487,364
        6.50%, 5/01/06 ..................................................       Australia          6,350,000 AUD         4,773,865
        8.00%, 3/01/08 ..................................................       Australia          4,910,000 AUD         3,864,932
     Queensland Treasury Corp., 6.00%,
        7/14/09 .........................................................       Australia          3,120,000 AUD         2,373,108
        8/14/13 .........................................................       Australia          3,530,000 AUD         2,701,217
        10/14/15 ........................................................       Australia          3,665,000 AUD         2,801,176
                                                                                                                   ---------------
     TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
     (COST $371,054,518) ................................................                                              387,914,119
                                                                                                                   ---------------
     TOTAL LONG TERM INVESTMENTS (COST $1,254,396,739) ..................                                            1,263,043,990
                                                                                                                   ---------------
     SHORT TERM INVESTMENTS 3.8%
     FOREIGN GOVERNMENT SECURITIES 1.4%
 (k) Norway Treasury Bill, 12/21/05 .....................................         Norway          13,100,000 NOK         2,007,412
 (k) Thailand Treasury Bill, 5/18/06 ....................................        Thailand         70,100,000 THB         1,688,124
 (k) Thailand Treasury Bill, 6/01/06 ....................................        Thailand         85,000,000 THB         2,046,524
 (k) Thailand Treasury Bill, 7/27/06 ....................................        Thailand         20,100,000 THB           478,102
 (k) Thailand Treasury Bill, 9/07/06 ....................................        Thailand         19,600,000 THB           465,076
 (k) Thailand Treasury Bill, 10/05/06 ...................................        Thailand        177,000,000 THB         4,196,697
 (k) Thailand Treasury Bill, 10/12/06 ...................................        Thailand        295,000,000 THB         6,973,039
                                                                                                                   ---------------
     TOTAL FOREIGN GOVERNMENT SECURITIES (COST $17,994,887) .............                                               17,854,974
                                                                                                                   ---------------
     TOTAL INVESTMENTS BEFORE MONEY FUND (COST $1,272,391,626) ..........                                            1,280,898,964
                                                                                                                   ---------------
     MONEY FUND (COST $31,557,954) 2.4%
 (l) Franklin Institutional Fiduciary Trust Money Market Portfolio ......     United States       31,557,954            31,557,954
                                                                                                                   ---------------
     TOTAL INVESTMENTS (COST $1,303,949,580) 99.6% ......................                                             1,312,456,918
     OTHER ASSETS, LESS LIABILITIES 0.4% ................................                                                 5,792,136
                                                                                                                    ---------------
     NET ASSETS 100.0% ..................................................                                           $ 1,318,249,054
                                                                                                                    ===============


                                                          Semiannual Report | 31

FRANKLIN STRATEGIC SERIES

-----------------------------------------------------------------------------------------------------------------------------------
     FRANKLIN STRATEGIC INCOME FUND                                             COUNTRY            SHARES                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PORTFOLIO ABBREVIATIONS
FHLMC      - Federal Home Loan Mortgage Corporation
FNMA       - Federal National Mortgage Association
FRN        - Floating Rate Notes
GNMA       - Government National Mortgage Association
GP         - Graduated Payment
SF         - Single Family

CURRENCY ABBREVIATIONS
AUD        - Australian Dollar
CAD        - Canadian Dollar
EUR        - Euro
IDR        - Indonesian Rupiah
KRW        - South Korean Won
MYR        - Malaysian Ringgit
NOK        - Norwegian Krone
NZD        - New Zealand Dollar
PEN        - Peruvian Nuevo Sol
PLN        - Polish Zloty
SEK        - Swedish Krona
SGD        - Singapore Dollar
SKK        - Slovak Koruna
THB        - Thai Baht

(a)   Rounds to less than 0.05% of net assets.

(b)   Non-income producing.

(c)   See Note 9 regarding restricted and illiquid securities.

(d)   See Note 1(f) regarding senior floating rate interests.

(e)   The coupon rate shown represents the rate at period end.

(f) See Note 1(c) regarding securities purchased on a when-issued, delayed delivery or to-be-announced basis.

(g)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(h) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Trust's Board of Trustees. At October 31, 2005, the value of these securities was $121,380,169, representing 9.21% of net assets.

(i)   Defaulted securities. See Note 8.

(j) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(k) A portion or all of the security is traded on a discount basis with no stated coupon rate.

(l) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


32 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2005 (unaudited)

                                                                                ---------------
                                                                                   FRANKLIN
                                                                                   STRATEGIC
                                                                                  INCOME FUND
                                                                                ---------------
Assets:
Investments in securities:
   Cost - Unaffiliated issuers ..............................................   $ 1,272,391,626
   Cost - Sweep Money Fund (Note 7) .........................................        31,557,954
                                                                                ---------------
   Total cost of investments ................................................   $ 1,303,949,580
                                                                                ===============
   Value - Unaffiliated issuers .............................................   $ 1,280,898,964
   Value - Sweep Money Fund (Note 7) ........................................        31,557,954
                                                                                ---------------
   Total value of investments ...............................................     1,312,456,918
  Cash ......................................................................         1,360,126
  Receivables:
   Investment securities sold ...............................................         9,175,103
   Capital shares sold ......................................................         6,301,336
   Dividends and interest ...................................................        20,177,221
   Unrealized gain on unfunded loan commitments (Note 10) ...................               120
                                                                                ---------------
      Total assets ..........................................................     1,349,470,824
                                                                                ---------------
Liabilities:
  Payables:

   Investment securities purchased ..........................................        28,153,048
   Capital shares redeemed ..................................................         1,987,565
   Affiliates ...............................................................         1,018,667
  Accrued expenses and other liabilities ....................................            62,490
                                                                                ---------------
      Total liabilities .....................................................        31,221,770
                                                                                ---------------
       Net assets, at value .................................................   $ 1,318,249,054
                                                                                ===============
Net assets consist of:
  Paid-in capital ...........................................................   $ 1,342,560,041
  Distributions in excess of net investment income ..........................       (10,030,233)
  Net unrealized appreciation (depreciation) ................................         8,442,585
  Accumulated net realized gain (loss) ......................................       (22,723,339)
                                                                                ---------------
       Net assets, at value .................................................   $ 1,318,249,054
                                                                                ===============


                     Semiannual Report | See notes to financial statements. | 33

FRANKLIN STRATEGIC SERIES

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2005 (unaudited)

                                                                                ---------------
                                                                                   FRANKLIN
                                                                                   STRATEGIC
                                                                                  INCOME FUND
                                                                                ---------------
CLASS A:
   Net assets, at value .....................................................   $   857,491,977
                                                                                ===============
   Shares outstanding .......................................................        85,086,843
                                                                                ===============
   Net asset value per share(a) .............................................   $         10.08
                                                                                ===============
   Maximum offering price per share (net asset value per share / 95.75%) ....   $         10.53
                                                                                ===============
CLASS B:
   Net assets, at value .....................................................   $   106,996,574
                                                                                ===============
   Shares outstanding .......................................................        10,581,788
                                                                                ===============
   Net asset value and maximum offering price per share(a) ..................   $         10.11
                                                                                ===============
CLASS C:
   Net assets, at value .....................................................   $   265,204,935
                                                                                ===============
   Shares outstanding .......................................................        26,319,367
                                                                                ===============
   Net asset value and maximum offering price per share(a) ..................   $         10.08
                                                                                ===============
CLASS R:
   Net assets, at value .....................................................   $    25,683,270
                                                                                ===============
   Shares outstanding .......................................................         2,553,503
                                                                                ===============
   Net asset value and maximum offering price per share(a) ..................   $         10.06
                                                                                ===============
ADVISOR CLASS:
   Net assets, at value .....................................................   $    62,872,298
                                                                                ===============
   Shares outstanding .......................................................         6,235,383
                                                                                ===============
   Net asset value and maximum offering price per share(a) ..................   $         10.08
                                                                                ===============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


34 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

STATEMENT OF OPERATIONS
for the six months ended October 31, 2005 (unaudited)

                                                                                ---------------
                                                                                   FRANKLIN
                                                                                   STRATEGIC
                                                                                  INCOME FUND
                                                                                ---------------
Investment income:
   Dividends:
      Unaffiliated issuers ..................................................   $       277,942
      Sweep Money Fund (Note 7) .............................................           344,415
   Interest .................................................................        35,429,821
                                                                                ---------------
       Total investment income ..............................................        36,052,178
                                                                                ===============
Expenses:

   Management fees (Note 3a) ................................................         2,862,037
   Distribution fees: (Note 3c)
      Class A ...............................................................           990,904
      Class B ...............................................................           360,289
      Class C ...............................................................           793,324
      Class R ...............................................................            56,219
   Transfer agent fees (Note 3e) ............................................           772,824
   Custodian fees (Note 4) ..................................................           162,974
   Reports to shareholders ..................................................            35,286
   Registration and filing fees .............................................            53,540
   Professional fees ........................................................            23,850
   Trustees' fees and expenses ..............................................             7,210
   Other ....................................................................            20,337
                                                                                ---------------
       Total expenses .......................................................         6,138,794
       Expense reductions (Note 4) ..........................................            (3,142)
                                                                                ---------------
         Net expenses .......................................................         6,135,652
                                                                                ---------------
          Net investment income .............................................        29,916,526
                                                                                ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:

      Investments ...........................................................         5,098,045
      Foreign currency transactions .........................................          (129,183)
                                                                                ---------------
          Net realized gain (loss) ..........................................         4,968,862
                                                                                ---------------
   Net change in unrealized appreciation (depreciation) on:

          Investments .......................................................       (20,516,550)
          Translation of assets and liabilities denominated in foreign
            currencies ......................................................            11,434
                                                                                ---------------
          Net change in unrealized appreciation (depreciation) ..............       (20,505,116)
                                                                                ---------------
Net realized and unrealized gain (loss) .....................................       (15,536,254)
                                                                                ---------------
Net increase (decrease) in net assets resulting from operations .............   $    14,380,272
                                                                                ===============


                     Semiannual Report | See notes to financial statements. | 35

FRANKLIN STRATEGIC SERIES

STATEMENTS OF CHANGES IN NET ASSETS

                                                               -------------------------------------
                                                                  FRANKLIN STRATEGIC INCOME FUND
                                                               -------------------------------------
                                                               SIX MONTHS ENDED
                                                               OCTOBER 31, 2005       YEAR ENDED
                                                                  (UNAUDITED)       APRIL 30, 2005
                                                               -------------------------------------
Increase (decrease) in net assets:
  Operations:
     Net investment income .................................   $     29,916,526    $     44,330,115
     Net realized gain (loss) from investments and
       foreign currency transactions .......................          4,968,862          18,209,639
     Net change in unrealized appreciation
       (depreciation) on investments and translation of
       assets and liabilities denominated in foreign
       currencies ..........................................        (20,505,116)         (3,594,895)
                                                               -------------------------------------
         Net increase (decrease) in net assets
           resulting from operations .......................         14,380,272          58,944,859
                                                               -------------------------------------
  Distributions to shareholders from:
     Net investment income:
       Class A .............................................        (22,903,447)        (33,266,053)
       Class B .............................................         (3,033,312)         (5,990,488)
       Class C .............................................         (6,587,838)        (10,115,425)
       Class R .............................................           (609,137)           (717,262)
       Advisor Class .......................................         (1,953,349)         (3,121,356)
                                                               -------------------------------------
  Total distributions to shareholders ......................        (35,087,083)        (53,210,584)
                                                               -------------------------------------
  Capital share transactions: (Note 2)
       Class A .............................................        174,699,143         246,992,407
       Class B .............................................         (1,822,547)         17,319,970
       Class C .............................................         55,668,885          60,639,562
       Class R .............................................          8,221,734          10,425,911
       Advisor Class .......................................          3,392,991          20,476,715
                                                               -------------------------------------
  Total capital share transactions .........................        240,160,206         355,854,565
                                                               -------------------------------------
  Redemption fees ..........................................              6,948              12,940
                                                               -------------------------------------
         Net increase (decrease) in net assets .............        219,460,343         361,601,780
Net assets:
  Beginning of period ......................................      1,098,788,711         737,186,931
                                                               -------------------------------------
  End of period ............................................   $  1,318,249,054    $  1,098,788,711
                                                               =====================================
Distributions in excess of net investment income:
  End of period ............................................   $    (10,030,233)   $     (4,859,676)
                                                               =====================================


36 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twelve separate series. The Franklin Strategic Income Fund (the Fund) included in this report is non-diversified. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value. Short-term investments are valued at cost.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask


                                                          Semiannual Report | 37

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


38 | Semiannual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, OR TBA BASIS

The Fund may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. MORTGAGE DOLLAR ROLLS

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

F. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.


                                                          Semiannual Report | 39

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they will reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short-term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.


40 | Semiannual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At October 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                               --------------------------------------------------------------------
                                                       SIX MONTHS ENDED                       YEAR ENDED
                                                       OCTOBER 31, 2005                     APRIL 30, 2005
                                               --------------------------------------------------------------------
                                                  SHARES            AMOUNT            SHARES            AMOUNT
                                               --------------------------------------------------------------------
CLASS A SHARES:
    Shares sold .......................         27,425,568     $   280,566,194      36,478,042     $   377,021,568
    Shares issued on reinvestment
       of distributions ...............          1,523,601          15,579,967       2,147,867          22,035,351
    Shares redeemed ...................        (11,878,563)       (121,447,018)    (14,854,533)       (152,064,512)
                                               --------------------------------------------------------------------
    Net increase (decrease) ...........         17,070,606     $   174,699,143      23,771,376     $   246,992,407
                                               ====================================================================

CLASS B SHARES:
    Shares sold .......................            586,181     $     6,017,188       2,842,925     $    29,323,374
    Shares issued on reinvestment
       of distributions ...............            185,488           1,902,986         364,252           3,744,597
    Shares redeemed ...................           (950,542)         (9,742,721)     (1,537,872)        (15,748,001)
                                               --------------------------------------------------------------------
    Net increase (decrease) ...........           (178,873)    $    (1,822,547)      1,669,305     $    17,319,970
                                               ====================================================================
CLASS C SHARES:
    Shares sold .......................          7,168,652     $    73,386,135       9,256,695     $    95,767,778
    Shares issued on reinvestment
       of distributions ...............            406,123           4,153,619         613,934           6,292,606
    Shares redeemed ...................         (2,138,192)        (21,870,869)     (4,040,894)        (41,420,822)
                                               --------------------------------------------------------------------
    Net increase (decrease) ...........          5,436,583     $    55,668,885       5,829,735     $    60,639,562
                                               ====================================================================


                                                          Semiannual Report | 41

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                   -------------------------------------------------------------
                                                        SIX MONTHS ENDED                      YEAR ENDED
                                                        OCTOBER 31, 2005                    APRIL 30, 2005
                                                   -------------------------------------------------------------
                                                     SHARES         AMOUNT             SHARES         AMOUNT
                                                   -------------------------------------------------------------
CLASS R SHARES:
    Shares sold ............................         894,743     $  9,134,642        1,276,625     $ 13,072,419
    Shares issued on reinvestment
       of distributions ....................          57,002          581,863           66,675          683,533
    Shares redeemed ........................        (146,203)      (1,494,771)        (322,496)      (3,330,041)
                                                   -------------------------------------------------------------
    Net increase (decrease) ................         805,542     $  8,221,734        1,020,804     $ 10,425,911
                                                   =============================================================
ADVISOR CLASS SHARES:
    Shares sold ............................       1,019,419     $ 10,454,009        2,286,272     $ 23,817,431
    Shares issued on reinvestment
       of distributions ....................         183,756        1,879,562          297,712        3,053,822
    Shares redeemed ........................        (874,416)      (8,940,580)        (619,932)      (6,394,538)
                                                   -------------------------------------------------------------
    Net increase (decrease) ................         328,759     $  3,392,991        1,964,052     $ 20,476,715
                                                   =============================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------------------
SUBSIDIARY                                                                      AFFILIATION
------------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                              Investment manager
Franklin Templeton Services, LLC (FT Services)                                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)                   Transfer Agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

-----------------------------------------------------------------------------------
ANNUALIZED FEE RATE             NET ASSETS
-----------------------------------------------------------------------------------
       0.625%                   Up to and including $100 million
       0.500%                   Over $100 million, up to and including $250 million
       0.450%                   In excess of $250 million

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.


42 | Semiannual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.25% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B .....................................................       0.65%
Class C .....................................................       0.65%
Class R .....................................................       0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charges received(a) ...............................     $642,695
Contingent deferred sales charges retained ..................     $140,280

(a) Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $772,824, of which $522,057 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended October 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At April 30, 2005, the Fund had tax basis capital losses of $27,308,935 expiring on April 30, 2011 which may be carried over to offset future capital gains, if any.


                                                          Semiannual Report | 43

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

5. INCOME TAXES (CONTINUED)

At October 31, 2005, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ....................................   $  1,310,614,860
                                                           ================
Unrealized appreciation ................................   $     36,599,651
Unrealized depreciation ................................        (34,757,593)
                                                           ----------------
Net unrealized appreciation (depreciation) .............   $      1,842,058
                                                           ================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, mortgage dollar roll, paydown losses, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, mortgage dollar roll, paydown losses, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2005, aggregated $408,077,287 and $175,870,371, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 52.96% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At October 31, 2005, the value of these securities was $1,965,000, representing .15%


44 | Semiannual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

8.    CREDIT RISK AND DEFAULTED SECURITIES (CONTINUED)

of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

9.    RESTRICTED AND ILLIQUID SECURITIES

At October 31, 2005, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration under the Securities Act of 1933, unless the sale is pursuant to an exemption under the 1933 Act. The Fund has registration rights for all restricted securities held at period end. The issuer generally incurs all registration costs.

A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At October 31, 2005, the Fund held investments in restricted and illiquid securities, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

------------------------------------------------------------------------------------------------------
                                                                      ACQUISITION
SHARES     ISSUER                                                         DATE       COST      VALUE
------------------------------------------------------------------------------------------------------
516,372    Cambridge Industries Liquidating Trust Interest ........      1/9/02     $    --   $  2,582
64,666     VS Holdings ............................................     12/6/01      64,666         --
                                                                                              --------
           TOTAL RESTRICTED SECURITIES (0.00%(a) of net assets) ...                           $  2,582
                                                                                              ========

(a) Rounds to less than 0.005% of net assets.

10.   UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion.

At October 31, 2005, unfunded commitments were follows:

----------------------------------------------------------------------
                                                            UNFUNDED
BORROWER                                                   COMMITMENTS
----------------------------------------------------------------------
Eastman Kodak Co., Term Loan B2, Delayed Draw .........    $ 1,020,000
Hawaiian Telecom Communications, Inc., Term Loan A ....      1,041,176
                                                           -----------
                                                           $ 2,061,176
                                                           ===========

Unfunded loan commitments are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.


                                                          Semiannual Report | 45

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

11.   REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds. The Fund did not participate in the CAGO Settlement. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


46 | Semiannual Report

FRANKLIN STRATEGIC SERIES

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 47

                      This page intentionally left blank.

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free IncomeFund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)
Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)   Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                          Not part of the semiannual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

[ ]   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN STRATEGIC INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

194 S2005 12/05














                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                      OCTOBER 31, 2005
--------------------------------------------------------------------------------

                                           A SERIES OF FRANKLIN STRATEGIC SERIES

--------------------------------------------------------------------------------
SEMIANNUAL REPORT AND SHAREHOLDER LETTER                    BLEND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?
      FRANKLIN
U.S. LONG-SHORT FUND                                 Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com.
                                                     See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    FRANKLIN  o  Templeton  o  Mutual Series

                              FRANKLIN TEMPLETON INVESTMENTS

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the semiannual report

CONTENTS

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Franklin U.S. Long-Short Fund .............................................    4

Performance Summary .......................................................   10

Your Fund's Expenses ......................................................   11

Financial Highlights and

Statement of Investments ..................................................   13

Financial Statements ......................................................   20

Notes to Financial Statements .............................................   23

Shareholder Information ...................................................   32

--------------------------------------------------------------------------------

SEMIANNUAL REPORT

FRANKLIN U.S. LONG-SHORT FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin U.S. Long-Short Fund seeks long-term capital appreciation in both up and down (bull and bear) markets, with less volatility than the overall stock market. Under normal market conditions, the Fund has primarily both long and short positions in equity securities, primarily common stocks of U.S. investments.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin U.S. Long-Short Fund covers the period ended October 31, 2005.

PERFORMANCE OVERVIEW

Franklin U.S. Long-Short Fund - Class A posted a +5.16% cumulative total return for the six months under review. The Fund slightly underperformed its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which posted a +5.26% cumulative total return for the same period.(1) Although we underperformed the index, in addition to return, we also seek less volatility and correlation relative to the overall market. For the period under review, the Fund had 47% of the volatility of the S&P 500, as measured by standard deviation of daily returns, and a relative correlation of 43%. Since the Fund's inception, its relative volatility and correlation to the benchmark were 55% and 2%, respectively. The Fund's lower volatility and relatively low correlation figures are consistent with our investment strategy, and we believe they are indicative of the type of results expected for a fund of this nature. You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

ECONOMIC AND MARKET OVERVIEW

During the six months ended October 31, 2005, domestic economic expansion was driven by strength across most industries, sectors and regions. Gross domestic product (GDP) rose during the period, benefiting primarily from increased personal consumption, business investment and federal spending. Slower export growth combined with greater demand for imported goods and materials fueled

(1) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 14.


4 | Semiannual Report

EQUITY EXPOSURE
10/31/05

--------------------------------------------------------------------------------
                                   % OF TOTAL NET ASSETS          # OF POSITIONS
--------------------------------------------------------------------------------
Long Equity Securities                  69.9%                           72
--------------------------------------------------------------------------------
Short Equity Securities                -31.6%                           37
--------------------------------------------------------------------------------
NET EQUITY EXPOSURE                     38.3% (LONG)
--------------------------------------------------------------------------------

a widening trade gap. The U.S. dollar rallied in 2005 driven largely by rising short-term domestic interest rates, and strong economic growth in the U.S. relative to many of its major trading partners.

Oil prices increased substantially during the period largely due to potential long-term supply limitations and strong growth in global demand, especially from China and India. Despite rising commodity prices, inflation remained relatively contained for the 12 months ended October 31, 2005, as measured by the 2.1% rise for the core Consumer Price Index (CPI).(2) With this inflation picture, the Federal Reserve Board raised the federal funds target rate from 2.75% to 3.75%, and said it would continue to undertake appropriate monetary policy action at a measured pace. Compared with the rise in short-term interest rates, long-term interest rates remained relatively stable, supporting overall robust housing and commercial real estate activity, which contributed to economic growth.

Many businesses enjoyed their widest profit margins on record, propelled largely by productivity gains. The labor market firmed as employment increased and the unemployment rate dropped from 5.2% to 5.0% during the reporting period.(2) Personal income rose, and hiring rebounded in many industries, bolstered by healthy business spending. However, late in the period consumer sentiment fell amid concerns about rising energy costs.

In this environment, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +3.57%, while the broader S&P 500 and the technology-heavy NASDAQ Composite Index returned +5.26% and +10.78%.(3)

INVESTMENT STRATEGY

We select the Fund's long and short positions on a stock-by-stock basis, searching for securities with favorable risk and return profiles. For long positions, we look for growth- and value-oriented stocks of companies with strong fundamentals

(2) Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

(3) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                                                           Semiannual Report | 5

TOP 10 LONG HOLDINGS
10/31/05

------------------------------------------------------
COMPANY                                     % OF TOTAL
SECTOR/INDUSTRY                             NET ASSETS
------------------------------------------------------
Bunge Ltd.                                        2.3%
 Process Industries
------------------------------------------------------
Wal-Mart Stores Inc.                              2.3%
 Retail Trade
------------------------------------------------------
Dollar General Corp.                              2.2%
 Retail Trade
------------------------------------------------------
Carnival Corp.                                    2.0%
 Consumer Services
------------------------------------------------------
J.B. Hunt Transport Services Inc.                 2.0%
 Transportation
------------------------------------------------------
Network Appliance Inc.                            1.8%
 Electronic Technology
------------------------------------------------------
CapitalSource Inc.                                1.6%
 Finance
------------------------------------------------------
WellPoint Inc.                                    1.6%
 Health Services
------------------------------------------------------
Schering-Plough Corp.                             1.6%
 Health Technology
------------------------------------------------------
Chesapeake Energy Corp.                           1.6%
 Energy Minerals
------------------------------------------------------

PORTFOLIO BREAKDOWN
10/31/05

------------------------------------------------------
                                            % OF TOTAL
                                            NET ASSETS
------------------------------------------------------
Long Positions                                   69.9%
------------------------------------------------------
Short Positions                                 -31.7%
------------------------------------------------------
Short-Term Investments                           44.4%
------------------------------------------------------
Other Net Assets, less Liabilities               17.4%
------------------------------------------------------

or valuable assets that we believe are underappreciated by the market. For short positions, we use primarily fundamental, accounting and event-driven strategies. Additionally, we use technical analysis as a risk control measure. The Fund pursues additional goals of reduced volatility and correlation relative to the overall market.

MANAGER'S DISCUSSION

On October 31, 2005, the Fund's exposure was 69.9% long and 31.7% short, resulting in a 38.2% net long exposure, up from 31.2% net long exposure on April 30, 2005.

The consumer discretionary, energy, and information technology sectors generally contributed positively to Fund performance during the six months under review.(4) Within the consumer discretionary sector, our positions in discounters and specialty retailers helped performance, offset by losses for our short position in electronic appliances. By period-end, we completely sold the Fund's positions in Aeropostale, Carmax, Dollar Tree Stores and Fred's. These companies appeal to lower-end consumer bases that were especially impacted by the dramatic increase in gasoline prices. Anticipating little near-term relief, we allocated the Fund toward consumer stocks we judged to be better positioned to outperform expectations despite high fuel costs.

On the long side, two of our best contributors were retailers Kohl's and Zumiez, which we were able to acquire at what we believed were very attractive valuations relative to their strong growth prospects. On the short side, we successfully anticipated earnings misses and market share losses at companies like Kellwood, Dillard's, Jones Apparel Group, and Christopher & Banks, while we also took advantage of what we found to be excessive valuations and deteriorating industry trends at American Axle and Blockbuster. Certain short decisions, on the other hand, did not work out as planned; for example, the Fund was negatively impacted by its short position in Whirlpool.

Within the energy sector, positions in exploration and production, oil services, and coal companies helped performance, offset by losses in our short positions in integrated oil and refining companies. The energy sector continued its strong performance during the reporting period as companies easily beat most market analysts' earnings estimates during a strong upward trend for energy commodity prices. Many of our holdings rallied past our price targets. As a result, we exited several positions on strength, including Alpha Natural Resources, Bill Barrett, Peabody Energy, Pride International, Superior Energy Services, TETRA Technologies, and Vaalco Energy. We retained exposure in natural gas-related

(4) The consumer discretionary sector comprises retail trade, consumer durables and consumer non-durables; and the energy sector comprises energy minerals and industrial services in the SOI.


                                                           6 | Semiannual Report

SECTOR/INDUSTRY BREAKDOWN
Based on Total Net Assets as of 10/31/05

--------------------------------------------------------------------------------
                                                                      NET EQUITY
                                           LONG %        SHORT %      EXPOSURE %
--------------------------------------------------------------------------------
Health Technology                           6.0%          -0.4%          5.6%
--------------------------------------------------------------------------------
Electronic Technology                       9.1%          -3.7%          5.4%
--------------------------------------------------------------------------------
Consumer Durables                           5.3%           0.0%          5.3%
--------------------------------------------------------------------------------
Transportation                              5.5%          -0.5%          5.0%
--------------------------------------------------------------------------------
Consumer Services                           4.1%           0.0%          4.1%
--------------------------------------------------------------------------------
Energy Minerals                             4.8%          -0.8%          4.0%
--------------------------------------------------------------------------------
Industrial Services                         3.6%           0.0%          3.6%
--------------------------------------------------------------------------------
Process Industries                          5.8%          -3.0%          2.8%
--------------------------------------------------------------------------------
Retail Trade                                9.0%          -6.4%          2.6%
--------------------------------------------------------------------------------
Health Services                             2.4%          -0.3%          2.1%
--------------------------------------------------------------------------------
Consumer Non-Durables                       3.4%          -2.1%          1.3%
--------------------------------------------------------------------------------
Closed-End Mutual Funds                     1.3%           0.0%          1.3%
--------------------------------------------------------------------------------
Non-Energy Minerals                         0.7%           0.0%          0.7%
--------------------------------------------------------------------------------
Technology Services                         1.5%          -1.0%          0.5%
--------------------------------------------------------------------------------
Utilities                                   0.9%          -0.4%          0.5%
--------------------------------------------------------------------------------
Distribution Services                       1.3%          -1.0%          0.3%
--------------------------------------------------------------------------------
Producer Manufacturing                      1.9%          -3.1%         -1.2%
--------------------------------------------------------------------------------
Diversified Financial Services              0.0%          -2.6%         -2.6%
--------------------------------------------------------------------------------
Finance                                     3.3%          -6.4%         -3.1%
--------------------------------------------------------------------------------

exploration and production companies and offshore drillers, since they have somewhat less exposure to oil price fluctuations. The Fund suffered losses from its short positions in Tesoro, Repsol, and Carrizo Oil & Gas. We covered our short positions in Tesoro and Carrizo Oil & Gas, as our reasons for shorting the stocks were related to the sustainable high commodity price environment.

Within information technology, our long portfolio contributed positively to Fund performance, while our short portfolio only marginally impacted Fund performance. There was no consistent theme in terms of performance within the information technology sub-sectors. Our greatest contributor to Fund performance was an electronic technology holding, ViaSat, a company that delivers digital satellite, networking and signal processing equipment for government and commercial clients. ViaSat benefited from recent military and intelligence spending on secure communication systems. According to our analysis, ViaSat holds the potential to grow further as it rolls out consumer satellite broadband technology through its contract with WildBlue Communications, a satellite-based broadband Internet service provider for rural areas without DSL or cable Internet


                                                           Semiannual Report | 7
service. Another top contributor to the Fund's total return was also in the electronic technology industry: Intersil, a silicon chip and high-speed integrated circuit maker which capitalized on its leadership position in analog and mixed-signal semiconductors in a relatively robust technology environment. On the short side, we profitably covered our positions in Teradyne and Western Digital while initiating shorts on several companies that we expect to miss consensus estimates.

On the other hand, some of our positions in the health care sector hindered Fund performance during the reporting period. Gains in long positions of selected biotechnology and health technology stocks, which include major pharmaceutical companies, were offset by losses in long positions among selected biotechnology and health services stocks, and short positions in Bone Care International and Renal Care, both of which were acquired. Performance for each position was driven mostly by its particular fundamentals, and there were few macroeconomic performance drivers within the sector. To reduce stock-specific risk within the sector going forward, we reduced the Fund's absolute exposure to specific positions within the volatile biotechnology industry, and expanded the number of positions within health technology by adding to our existing investments in the typically less-volatile health technology and health services industries.

The industrials sector was the only other area that produced a net loss for the Fund.(5) This can be attributed primarily to two short positions: York International, which rose as it was acquired by Johnson Controls; and Joy Global, which appreciated due to high commodity prices and higher demand for mining equipment in developing markets like China. After considering the results of our short investments in health care and industrials, we are taking extra care to evaluate merger and acquisition-related risks when considering potential new short positions.

(5) The industrials sector generally comprises producer manufacturing and transportation in the SOI.


8 | Semiannual Report

Thank you for your continued participation in Franklin U.S. Long-Short Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]    /s/ Daniel Hennessy

                   Daniel Hennessy, CFA
                   Portfolio Manager


[PHOTO OMITTED]    /s/ Gary K. Ko

                   Gary K. Ko, CFA
                   Assistant Portfolio Manager

                   Franklin U.S. Long-Short Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


Semiannual Report | 9

PERFORMANCE SUMMARY AS OF 10/31/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FUSLX)                     CHANGE       10/31/05        4/30/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.80         $16.30         $15.50
--------------------------------------------------------------------------------

PERFORMANCE

Class A: 5.75% maximum initial sales charge. Cumulative total return excludes the sales charge. Average annual total returns and value of $10,000 investment include the maximum sales charge.

-------------------------------------------------------------------------------------------------------
CLASS A                                  6-MONTH        1-YEAR        5-YEAR     INCEPTION (5/28/99)(1)
-------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                +5.16%        +3.36%        -0.88%           +100.85%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)            -0.91%        -2.57%        -1.35%            +10.44%
-------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)           $9,909        $9,743        $9,344            $18,927
-------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/05)(5)                     -2.22%        -0.59%            +10.61%
-------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

ENDNOTES

ALTHOUGH THE FUND INTENDS TO REDUCE RISK BY HAVING BOTH LONG AND SHORT POSITIONS, IT IS POSSIBLE THE FUND'S LONG POSITIONS WILL DECLINE IN VALUE AT THE SAME TIME THE VALUE OF STOCKS SOLD SHORT INCREASES, THEREBY INCREASING THE POTENTIAL FOR LOSS. ALSO, THE FUND MAY NOT ALWAYS BE ABLE TO CLOSE OUT A SHORT POSITION AT A PARTICULAR TIME OR AT AN ACCEPTABLE PRICE. HISTORICALLY, INVESTMENTS IN SMALL-CAP STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER-CAP STOCKS, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1) Fund inception date was 5/28/99. Fund shares were first offered to the public on 5/1/00.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge. Six-month return has not been annualized.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the maximum sales charge.

(5) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


10 | Semiannual Report

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      If an account had an $8,600 value, then $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT      ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                         VALUE 4/30/05        VALUE 10/31/05    PERIOD* 4/30/05-10/31/05
---------------------------------------------------------------------------------------------------------------
Actual                                             $1,000               $1,051.60                $8.17
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000               $1,017.24                $8.03
---------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 1.58%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


12 | Semiannual Report

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

FRANKLIN U.S. LONG-SHORT FUND

                                                       ----------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                       OCTOBER 31, 2005                       YEAR ENDED APRIL 30,
                                                          (UNAUDITED)       2005          2004        2003        2002        2001
                                                       ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ................      $  15.50      $  15.54      $  15.73    $  16.29    $  21.09    $  17.12
                                                       ----------------------------------------------------------------------------

Income from investment operations:

 Net investment income (loss)(a) ....................          0.07          0.04         (0.14)      (0.07)       0.25        0.63

 Net realized and unrealized gains (losses) .........          0.73         (0.08)(d)     (0.05)      --(d)       (2.52)       4.52
                                                       ----------------------------------------------------------------------------

Total from investment operations ....................          0.80         (0.04)        (0.19)      (0.07)      (2.27)       5.15
                                                       ----------------------------------------------------------------------------

Less distributions from:

 Net investment income ..............................            --            --            --       (0.49)      (0.27)      (0.25)

 Net realized gains .................................            --            --            --          --       (2.26)      (0.93)
                                                       ----------------------------------------------------------------------------

Total distributions .................................            --            --            --       (0.49)      (2.53)      (1.18)
                                                       ----------------------------------------------------------------------------

Redemption fees .....................................            --(e)         --(e)         --          --          --          --
                                                       ----------------------------------------------------------------------------

Net asset value, end of period ......................      $  16.30      $  15.50      $  15.54    $  15.73    $  16.29    $  21.09
                                                       ============================================================================

Total return(b) .....................................          5.16%        (0.26)%       (1.21)%     (0.48)%    (11.53)%     30.61%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...................      $ 58,682      $ 68,718      $112,096    $144,582    $146,044    $384,144

Ratios to average net assets:*

 Expenses(c) ........................................          1.58%(f)      1.80%         2.23%       2.45%       2.01%       1.73%

 Expenses net of waiver and payments by affiliate
  and expense reduction(c) ..........................          1.58%(f)      1.75%         2.23%       2.45%       2.01%       1.73%

 Net investment income (loss) .......................          0.85%(f)      0.23%        (0.89)%     (0.42)%      1.32%       3.06%

Portfolio turnover rate .............................        156.22%       218.52%       346.01%     258.22%     327.27%     400.19%

Portfolio turnover rate excluding short sales .......         91.09%       105.31%       217.47%     184.90%     146.05%     125.12%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ...........................................          1.24%(f)      1.32%         1.71%       1.84%       1.60%       1.56%

 Expenses net of waiver and payments by affiliate
  and expense reduction .............................          1.24%(f)      1.27%         1.71%       1.84%       1.60%       1.56%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d) The amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because of the timing of sales and repurchase of the Fund shares in relation to fluctuating market value of the investments of the Fund.

(e)   Amount is less than $0.01 per share.

(f)   Annualized.


                     Semiannual Report | See notes to financial statements. | 13

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS, OCTOBER 31, 2005 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN U.S. LONG-SHORT FUND                                                  COUNTRY             SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       LONG TERM INVESTMENTS 69.9%
       CLOSED END MUTUAL FUND 1.3% (COST $786,839)
       Ares Capital Corp. ......................................................    United States            49,735    $    761,940
                                                                                                                       ------------

       COMMON STOCKS 68.6%
       CONSUMER DURABLES 5.3%
(a),(b)Activision Inc. .........................................................    United States            20,580         324,547
(a),(b)Electronic Arts Inc. ....................................................    United States            11,448         651,162
(a),(b)Fossil Inc. .............................................................    United States            15,747         246,598
    (b)Harman International Industries Inc. ....................................    United States             4,791         478,429
       M.D.C. Holdings Inc. ....................................................    United States            10,604         727,434
    (b)Standard Pacific Corp. ..................................................    United States            17,868         689,348
                                                                                                                       ------------
                                                                                                                          3,117,518
                                                                                                                       ------------

       CONSUMER NON-DURABLES 3.4%
    (a)NBTY Inc. ...............................................................    United States            18,245         365,082
       Procter & Gamble Co. ....................................................    United States             6,317         353,689
       Puma AG .................................................................       Germany                1,521         383,805
    (a)Warnaco Group Inc. ......................................................    United States            25,811         585,394
       Wm. Wrigley Jr. Co. .....................................................    United States             4,307         299,337
                                                                                                                       ------------
                                                                                                                          1,987,307
                                                                                                                       ------------

       CONSUMER SERVICES 4.1%
    (b)Carnival Corp. ..........................................................    United States            23,477       1,166,102
       Dow Jones & Co. Inc. ....................................................    United States             8,674         294,135
       Hilton Hotels Corp. .....................................................    United States            13,504         262,653
    (a)P.F. Chang's China Bistro Inc. ..........................................    United States            14,486         662,590
                                                                                                                       ------------
                                                                                                                          2,385,480
                                                                                                                       ------------

       DISTRIBUTION SERVICES 1.3%
    (b)Sysco Corp. .............................................................    United States            24,450         780,199
                                                                                                                       ------------

       ELECTRONIC TECHNOLOGY 9.1%
    (a)Dell Inc. ...............................................................    United States            22,228         708,629
(a),(b)FormFactor Inc. .........................................................    United States            23,996         590,781
       Harris Corp. ............................................................    United States            17,456         717,441
       Intersil Corp. ..........................................................    United States            31,307         712,547
(a),(b)Network Appliance Inc. ..................................................    United States            38,991       1,066,794
       Nokia Corp., ADR ........................................................       Finland               21,181         356,264
    (b)Rockwell Automation Inc. ................................................    United States             6,724         357,381
(a),(b)ViaSat Inc. .............................................................    United States            32,497         805,601
                                                                                                                       ------------
                                                                                                                          5,315,438
                                                                                                                       ------------

       ENERGY MINERALS 4.8%
       Apache Corp. ............................................................    United States             9,210         587,875
    (b)Chesapeake Energy Corp. .................................................    United States            28,719         921,880
(a),(b)Newfield Exploration Co. ................................................    United States            17,428         790,011
    (b)Total SA, B, ADR ........................................................       France                 4,310         543,146
                                                                                                                       ------------
                                                                                                                          2,842,912
                                                                                                                       ------------


14 | Semiannual Report

FRANKLIN STRATEGIC SERIES

-----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN U.S. LONG-SHORT FUND                                                  COUNTRY             SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       LONG TERM INVESTMENTS (CONT.)
       COMMON STOCKS (CONT.)
       FINANCE 3.3%
    (a)CapitalSource Inc. ......................................................    United States            44,001    $    968,022
    (a)Franklin Bank Corp. .....................................................    United States            28,629         493,850
       R & G Financial Corp., B ................................................    United States            51,195         501,711
                                                                                                                       ------------
                                                                                                                          1,963,583
                                                                                                                       ------------

       HEALTH SERVICES 2.4%
    (a)Triad Hospitals Inc. ....................................................    United States            11,018         453,170
(a),(b)WellPoint Inc. ..........................................................    United States            12,600         940,968
                                                                                                                       ------------
                                                                                                                          1,394,138
                                                                                                                       ------------

       HEALTH TECHNOLOGY 6.0%
    (a)Charles River Laboratories International Inc. ...........................    United States             7,125         311,790
    (a)Cubist Pharmaceuticals Inc. .............................................    United States            14,801         299,128
       Invitrogen Corp. ........................................................    United States             4,883         310,510
    (a)Molecular Devices Corp. .................................................    United States            15,503         347,267
    (a)Orchid Biosciences Inc. .................................................    United States            30,018         176,506
    (a)Pozen Inc. ..............................................................    United States            18,266         178,094
       Roche Holding AG ........................................................     Switzerland              2,105         314,537
       Schering-Plough Corp. ...................................................    United States            45,622         927,951
    (a)Serologicals Corp. ......................................................    United States            14,343         279,402
    (a)Telik Inc. ..............................................................    United States            11,874         177,398
    (a)Threshold Pharmaceuticals Inc. ..........................................    United States            18,000         198,720
                                                                                                                       ------------
                                                                                                                          3,521,303
                                                                                                                       ------------

       INDUSTRIAL SERVICES 3.6%
(a),(b)Cal Dive International Inc. .............................................    United States            14,806         911,161
    (a)Noble Corp. .............................................................    United States            11,292         726,979
    (b)Rowan Cos. Inc. .........................................................    United States            14,145         466,644
                                                                                                                       ------------
                                                                                                                          2,104,784
                                                                                                                       ------------

       NON-ENERGY MINERALS 0.7%
    (b)Southern Copper Corp. ...................................................    United States             7,300         402,522
                                                                                                                       ------------

       PROCESS INDUSTRIES 5.8%
    (b)Bunge Ltd. ..............................................................    United States            26,023       1,351,635
(a),(b)Cabot Microelectronics Corp. ............................................    United States            16,154         474,928
    (a)Headwaters Inc. .........................................................    United States            10,141         322,889
    (b)Lyondell Chemical Co. ...................................................    United States            30,613         820,428
    (b)RPM International Inc. ..................................................    United States            21,739         404,780
                                                                                                                       ------------
                                                                                                                          3,374,660
                                                                                                                       ------------


                                                          Semiannual Report | 15

FRANKLIN STRATEGIC SERIES

-----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN U.S. LONG-SHORT FUND                                                  COUNTRY             SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       LONG TERM INVESTMENTS (CONT.)
       COMMON STOCKS (CONT.)
       PRODUCER MANUFACTURING 1.9%
       3M Co. ..................................................................    United States             6,368    $    483,841
       Deere & Co. .............................................................    United States            10,675         647,759
                                                                                                                       ------------
                                                                                                                          1,131,600
                                                                                                                       ------------

       RETAIL TRADE 9.0%
    (a)The Children's Place Retail Stores Inc. .................................    United States            10,314         442,780
    (b)Dollar General Corp. ....................................................    United States            67,488       1,311,967
    (a)Jos. A. Bank Clothiers Inc. .............................................    United States            12,069         492,536
    (a)Kohl's Corp. ............................................................    United States             6,633         319,246
       Target Corp. ............................................................    United States             8,565         476,985
(a),(b)Urban Outfitters Inc. ...................................................    United States            17,424         493,622
    (b)Wal-Mart Stores Inc. ....................................................    United States            28,297       1,338,731
(a),(b)Zumiez Inc. .............................................................    United States            11,628         396,980
                                                                                                                       ------------
                                                                                                                          5,272,847
                                                                                                                       ------------

       TECHNOLOGY SERVICES 1.5%
(a),(c)VeriSign Inc. ...........................................................    United States            38,000         897,940
                                                                                                                       ------------

       TRANSPORTATION 5.5%
       Dryships Inc. ...........................................................    United States            37,601         565,895
    (b)Fedex Corp. .............................................................    United States             6,360         584,675
    (b)J.B. Hunt Transport Services Inc. .......................................    United States            59,392       1,152,799
    (a)Republic Airways Holdings Inc. ..........................................    United States            46,730         728,988
       Top Tankers Inc. ........................................................       Greece                13,558         174,627
                                                                                                                       ------------
                                                                                                                          3,206,984
                                                                                                                       ------------

       UTILITIES 0.9%
       FirstEnergy Corp. .......................................................    United States             7,737         367,508
       Public Service Enterprise Group Inc. ....................................    United States             2,824         177,601
                                                                                                                       ------------
                                                                                                                            545,109
                                                                                                                       ------------
       TOTAL COMMON STOCKS (COST $37,820,442)...................................                                         40,244,324
                                                                                                                       ------------
       TOTAL LONG TERM INVESTMENTS (COST $38,607,281)...........................                                         41,006,264
                                                                                                                       ------------

       SHORT TERM INVESTMENTS 44.4%
       MONEY FUND (COST $14,631,877) 24.9%
    (d)Franklin Institutional Fiduciary Trust Money Market Portfolio ...........    United States        14,631,877      14,631,877
                                                                                                                       ------------


16 | Semiannual Report

FRANKLIN STRATEGIC SERIES

-----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN U.S. LONG-SHORT FUND                                                  COUNTRY       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       SHORT TERM INVESTMENTS (CONT.)
       REPURCHASE AGREEMENT (COST $11,447,056) 19.5%
    (e)Joint Repurchase Agreement, 3.969%, 11/1/05
        (Maturity Value $11,448,318) ...........................................    United States    $   11,447,056    $ 11,447,056
         ABN AMRO Bank, N.V., New York Branch (Maturity Value $1,113,578)
         Banc of America Securities LLC (Maturity Value $1,073,165)
         Barclays Capital Inc. (Maturity Value $1,073,165)
         Bear, Stearns & Co. Inc. (Maturity Value $809,968)
         BNP Paribas Securities Corp. (Maturity Value $1,073,165)
         Deutsche Bank Securities Inc. (Maturity Value $1,073,165)
         Greenwich Capital Markets Inc. (Maturity Value $1,113,578)
         Lehman Brothers Inc. (Maturity Value $858,626)
         Merrill Lynch Government Securities Inc. (Maturity Value $1,073,165)
         Morgan Stanley & Co. Inc. (Maturity Value $1,073,165)
         UBS Securities LLC (Maturity Value $1,113,578)
          Collateralized by U.S. Government Agency Securities, 1.75 - 7.25%,
          12/15/05 - 5/15/10; fU.S. Government Agency Discount Notes,
          11/1/05 - 11/14/05; U.S. Treasury Notes, 2.50 - 6.50%,
          10/31/06 - 9/15/10
                                                                                                                       ------------
       TOTAL SHORT TERM INVESTMENTS (COST $26,078,933)..........................                                         26,078,933
                                                                                                                       ------------
       TOTAL INVESTMENTS (COST $64,686,214) 114.3%..............................                                         67,085,197
       OPTIONS WRITTEN (0.1)%...................................................                                            (43,320)
       SECURITIES SOLD SHORT (31.6)%............................................                                        (18,550,402)
       OTHER ASSETS, LESS LIABILITIES 17.4%.....................................                                         10,190,274
                                                                                                                       ------------
       NET ASSETS 100.0%........................................................                                       $ 58,681,749
                                                                                                                       ============

                                                                                                    ----------------
                                                                                                       CONTRACTS
                                                                                                    ----------------
    (g)OPTIONS WRITTEN  (PREMIUMS RECEIVED $128,060) 0.1%
       CALL OPTIONS 0.1%
       TECHNOLOGY SERVICES 0.1%
       Verisign Inc., Jan. 35 Calls, 1/20/07 ...................................    United States               380          43,320
                                                                                                                       ------------

                                                                                                    ----------------
                                                                                                         SHARES
                                                                                                    ----------------
    (h)SECURITIES SOLD SHORT 31.6%
       CONSUMER NON-DURABLES 2.1%
       Adidas-Salomon AG .......................................................       Germany                2,599         436,023
       Kellwood Co. ............................................................    United States            36,086         790,644
                                                                                                                       ------------
                                                                                                                          1,226,667
                                                                                                                       ------------

       DISTRIBUTION SERVICES 1.0%
       Tech Data Corp. .........................................................    United States            16,517         572,149
                                                                                                                       ------------

       DIVERSIFIED FINANCIAL SERVICES 2.6%
       Energy Select Sector SPDR Fund ..........................................    United States            24,855       1,213,421
       iShares Nasdaq Biotechnology Index Fund .................................    United States             4,391         325,988
                                                                                                                       ------------
                                                                                                                          1,539,409
                                                                                                                       ------------


                                                          Semiannual Report | 17

FRANKLIN STRATEGIC SERIES

-----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN U.S. LONG-SHORT FUND                                                  COUNTRY             SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    (h)SECURITIES SOLD SHORT (CONT.)
       ELECTRONIC TECHNOLOGY 3.7%
       Advanced Micro Devices Inc. .............................................    United States            11,104    $    257,835
       Chartered Semiconductor Manufacturing, ADR ..............................      Singapore              48,000         303,360
       Lexar Media Inc. ........................................................    United States            29,592         221,940
       LSI Logic Corp. .........................................................    United States            27,056         219,424
       Semiconductor Holders Trust .............................................    United States            34,116       1,144,592
                                                                                                                       ------------
                                                                                                                          2,147,151
                                                                                                                       ------------

       ENERGY MINERALS 0.8%
       Repsol YPF SA, ADR ......................................................        Spain                16,054         478,570
                                                                                                                       ------------

       FINANCE 6.4%
       BB&T Corp. ..............................................................    United States            16,834         712,752
       Glacier Bancorp Inc. ....................................................    United States            16,993         500,954
       Nelnet Inc., A ..........................................................    United States            29,006       1,076,122
       Old Second Bancorp Inc. .................................................    United States            13,980         434,359
       Republic Bancorp Inc. ...................................................    United States            44,016         600,818
       Sky Financial Group Inc. ................................................    United States            15,236         427,827
                                                                                                                       ------------
                                                                                                                          3,752,832
                                                                                                                       ------------

       HEALTH SERVICES 0.3%
       Health Management Associates Inc., A ....................................    United States             7,854         168,154
                                                                                                                       ------------

       HEALTH TECHNOLOGY 0.4%
       Renovis Inc. ............................................................    United States            15,688         220,103
                                                                                                                       ------------

       PROCESS INDUSTRIES 3.0%
       H.B. Fuller Co. .........................................................    United States            12,837         384,725
       PPG Industries Inc. .....................................................    United States            10,405         623,988
       A. Schulman Inc. ........................................................    United States            36,372         742,353
                                                                                                                       ------------
                                                                                                                          1,751,066
                                                                                                                       ------------

       PRODUCER MANUFACTURING 3.1%
       American Axle & MFG Holdings Inc. .......................................    United States            15,678         341,780
       Columbus McKinnon Corp. .................................................    United States            25,272         576,707
       Robbins & Meyers Inc. ...................................................    United States            28,308         611,170
       Superior Industries International Inc. ..................................    United States            14,481         294,688
                                                                                                                       ------------
                                                                                                                          1,824,345
                                                                                                                       ------------

       RETAIL TRADE 6.4%
       Ann Taylor Stores Corp. .................................................    United States            15,772         382,786
       Barnes & Noble Inc. .....................................................    United States             9,646         348,799
       Big Lots Inc. ...........................................................    United States            48,574         562,001
       Circuit City Stores-Circuit City Group ..................................    United States            32,533         578,762
       Dillards Inc., A ........................................................    United States            44,982         931,577
       Longs Drug Stores Inc. ..................................................    United States            17,004         709,237
       Sears Holding Corp. .....................................................    United States             2,160         259,740
                                                                                                                       ------------
                                                                                                                          3,772,902
                                                                                                                       ------------


18 | Semiannual Report

FRANKLIN STRATEGIC SERIES

-----------------------------------------------------------------------------------------------------------------------------------
       FRANKLIN U.S. LONG-SHORT FUND                                                  COUNTRY             SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    (h)SECURITIES SOLD SHORT (CONT.)
       TECHNOLOGY SERVICES 0.9%
       Napster Inc. ............................................................    United States           147,964    $    535,630
                                                                                                                       ------------

       TRANSPORTATION 0.5%
       CSX Corp. ...............................................................    United States             6,788         310,958
                                                                                                                       ------------

       UTILITIES 0.4%
       Great Plains Energy Inc. ................................................    United States             8,724         250,466
                                                                                                                       ------------

       TOTAL SECURITIES SOLD SHORT (PROCEEDS $19,324,898).......................                                       $ 18,550,402
                                                                                                                       ============

SELECTED PORTFOLIO ABBREVIATIONS:

ADR - American Depository Receipt

(a)   Non-income producing.

(b) See Note 1(f) regarding securities segregated with broker for securities sold short.

(c) A portion or all of the security is held in connection with open option contracts.

(d) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

(e)   See Note 1(c) regarding joint repurchase agreements.

(f) A portion or all of the security is traded on a discount basis with no stated coupon rate.

(g)   See Note 1(e) regarding written options.

(h)   See Note 1(f) regarding securities sold short.


                     Semiannual Report | See notes to financial statements. | 19

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2005 (unaudited)

                                                                                                                   ---------------
                                                                                                                      FRANKLIN
                                                                                                                   U.S. LONG-SHORT
                                                                                                                        FUND
                                                                                                                   ---------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..................................................................................    $  38,607,281
  Cost - Sweep Money Fund (Note 7) .............................................................................       14,631,877
  Cost - Repurchase agreements .................................................................................       11,447,056
                                                                                                                    -------------
  Total cost of investments ....................................................................................    $  64,686,214
                                                                                                                    =============
  Value - Unaffiliated issuers (includes securities segregated with broker for securities sold short in the
   amount of $20,100,003) ......................................................................................    $  41,006,264
  Value - Sweep Money Fund (Note 7) ............................................................................       14,631,877
  Value - Repurchase agreements ................................................................................       11,447,056
                                                                                                                    -------------
  Total value of investments ...................................................................................       67,085,197
 Receivables:
  Investment securities sold ...................................................................................        1,635,842
  Capital shares sold ..........................................................................................           72,505
  Dividends and interest .......................................................................................           14,735
 Cash on deposit with brokers for securities sold short ........................................................       10,132,013
                                                                                                                    -------------
      Total assets .............................................................................................       78,940,292
                                                                                                                    -------------
Liabilities:
 Payables:
  Investment securities purchased ..............................................................................        1,341,203
  Capital shares redeemed ......................................................................................          238,364
  Affiliates ...................................................................................................           42,127
 Options written, at value (premiums received $128,060) ........................................................           43,320
 Securities sold short, at value (proceeds $19,324,898) ........................................................       18,550,402
 Accrued expenses and other liabilities ........................................................................           43,127
                                                                                                                    -------------
      Total liabilities ........................................................................................       20,258,543
                                                                                                                    -------------
       Net assets, at value ....................................................................................    $  58,681,749
                                                                                                                    =============
Net assets consist of:
 Paid-in capital ...............................................................................................    $ 118,264,272
 Undistributed net investment income ...........................................................................          477,418
 Net unrealized appreciation (depreciation) ....................................................................        3,256,849
 Accumulated net realized gain (loss) ..........................................................................      (63,316,790)
                                                                                                                    -------------
       Net assets, at value ....................................................................................    $  58,681,749
                                                                                                                    =============
CLASS A:
 Net assets, at value ..........................................................................................    $  58,681,749
                                                                                                                    =============
 Shares outstanding ............................................................................................        3,599,705
                                                                                                                    =============
 Net asset value per share(a) ..................................................................................    $       16.30
                                                                                                                    =============
 Maximum offering price per share (net asset value per share / 94.25%) .........................................    $       17.29
                                                                                                                    =============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


20 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

STATEMENT OF OPERATIONS
for the six months ended October 31, 2005 (unaudited)

                                                                                   -----------
                                                                                     FRANKLIN
                                                                                       U.S.
                                                                                    LONG-SHORT
                                                                                       FUND
                                                                                   -----------
Investment income:
 Dividends
  Unaffiliated issuers ........................................................    $   240,264
  Sweep Money Fund (Note 7) ...................................................        247,554
 Interest .....................................................................        313,375
                                                                                   -----------
       Total investment income ................................................        801,193
                                                                                   -----------
Expenses:
 Management fees (Note 3a) ....................................................        136,408
 Administrative fees (Note 3b) ................................................         66,043
 Distribution fee (Note 3c) ...................................................         67,502
 Transfer agent fees (Note 3e) ................................................         93,418
 Custodian fees (Note 4) ......................................................            909
 Reports to shareholders ......................................................         19,870
 Registration and filing fees .................................................         10,397
 Professional fees ............................................................         13,121
 Trustees fees and expenses ...................................................            607
 Dividends on securities sold short ...........................................        113,466
 Other ........................................................................          1,837
                                                                                   -----------
      Total expenses ..........................................................        523,578
      Expense reductions (Note 4) .............................................            (34)
                                                                                   -----------
       Net expenses ...........................................................        523,544
                                                                                   -----------
        Net investment income .................................................        277,649
                                                                                   -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .................................................................      4,243,953
  Foreign currency transactions ...............................................          3,609
  Securities sold short .......................................................     (4,579,556)
                                                                                   -----------
        Net realized gain (loss) ..............................................       (331,994)
                                                                                   -----------
 Net change in unrealized appreciation (depreciation) on:
  Investments .................................................................      3,425,506
  Translation of assets and liabilities denominated in foreign currencies .....         (1,715)
                                                                                   -----------
        Net change in unrealized appreciation (depreciation) ..................      3,423,791
                                                                                   -----------
Net realized and unrealized gain (loss) .......................................      3,091,797
                                                                                   -----------
Net increase (decrease) in net assets resulting from operations ...............    $ 3,369,446
                                                                                   ===========


                     Semiannual Report | See notes to financial statements. | 21

FRANKLIN STRATEGIC SERIES

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               -----------------------------------
                                                                                                  FRANKLIN U.S. LONG-SHORT FUND
                                                                                               -----------------------------------
                                                                                               SIX MONTHS ENDED
                                                                                               OCTOBER 31, 2005       YEAR ENDED
                                                                                                  (UNAUDITED)       APRIL 30, 2005
                                                                                               -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................................................    $     277,649      $     220,016
  Net realized gain (loss) from investments, foreign currency translations and securities
   sold short ...............................................................................         (331,994)        (7,725,421)
  Net change in unrealized appreciation (depreciation) on investments and transaction of
   assets and liabilities denominated in foreign currencies .................................        3,423,791          8,006,046
                                                                                                 --------------------------------
      Net increase (decrease) in net assets resulting from operations .......................        3,369,446            500,641
                                                                                                 --------------------------------
 Capital share transactions (Note 2) ........................................................      (13,405,377)       (43,879,181)
 Redemption fees ............................................................................                1                347
                                                                                                 --------------------------------
      Net increase (decrease) in net assets .................................................      (10,035,930)       (43,378,193)
Net assets:
 Beginning of period ........................................................................       68,717,679        112,095,872
                                                                                                 --------------------------------
 End of period ..............................................................................    $  58,681,749      $  68,717,679
                                                                                                 ================================
Undistributed net investment income included in net assets:
 End of period ..............................................................................    $     477,418      $     199,769
                                                                                                 ================================


22 | See notes to financial statements. | Semiannual Report

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN U.S. LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twelve separate series. The Franklin U.S. Long-Short Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction


                                                          Semiannual Report | 23

FRANKLIN STRATEGIC SERIES

FRANKLIN U.S. LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (continued)

date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At October 31, 2005, all repurchase agreements held by the Fund had been entered into on that date.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


24 | Semiannual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN U.S. LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.


                                                          Semiannual Report | 25

FRANKLIN STRATEGIC SERIES

FRANKLIN U.S. LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they will reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


26 | Semiannual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN U.S. LONG-SHORT FUND

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                 ---------------------------------------------------------------
                                        SIX MONTHS ENDED                     YEAR ENDED
                                        OCTOBER 31, 2005                   APRIL 30, 2005
                                 ---------------------------------------------------------------
                                     SHARES          AMOUNT            SHARES          AMOUNT
                                 ---------------------------------------------------------------
Shares sold .................         229,850     $  3,720,090          963,370     $ 15,108,056
Shares redeemed .............      (1,062,713)     (17,125,467)      (3,742,824)     (58,987,237)
                                 ---------------------------------------------------------------
Net increase (decrease) .....        (832,863)    $(13,405,377)      (2,779,454)    $(43,879,181)
                                 ===============================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

---------------------------------------------------------------------------------------------
SUBSIDIARY                                                         AFFILIATION
---------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                 Investment manager
Franklin Templeton Alternative Strategies, LLC
 (Alternative Strategies)                                          Investment manager
Franklin Templeton Services, LLC (FT Services)                     Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)               Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)      Transfer agent

A. MANAGEMENT FEES

The Fund pays Advisers an investment management fee comprised of a "base fee" and a "performance adjustment". The base fee is calculated at the beginning of each month using an annual rate of 1.50% of the prior month's average daily net assets. The performance adjustment is calculated at the beginning of each month based on how much the Fund's total return exceeded or lagged its benchmark, the Standard & Poors 500 Composite Stock Price Index, (the "Fund performance differential"), over the preceding twelve-month period (the performance period). A performance adjustment is applicable if the Fund performance differential exceeds 2.00%, either upwards (an increase to the base fee) or downwards (a decrease to the base fee). The performance adjustment rate is equal to 0.01% for each additional 0.05% that the Fund performance differential exceeds 2.00%. The performance adjustment amount is determined by multiplying the performance adjustment rate by the average daily net assets of the performance period. The performance adjustment rate may not exceed 1.00% annualized, either upwards or downwards. At the end of each month, an annualized investment management fee ratio is calculated (total investment management fees


                                                          Semiannual Report | 27

FRANKLIN STRATEGIC SERIES

FRANKLIN U.S. LONG-SHORT FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

divided by fiscal year to date average daily net assets). In accordance with the Investment Management Agreement, the investment management fee ratio may not exceed 2.50% or fall below 0.50% for the fiscal year. For the period, the total annualized management fee rate, including the performance adjustment, and fee reduction on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (see Note 7), was 0.41% of average daily net assets.

Prior to July 14, 2005, under a subadvisory agreement, Alternative Strategies, an affiliate of Advisers, provided subadvisory services to the Fund and received from Advisers fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plan pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plans, the Fund reimburses Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to 0.35% per year of its average daily net assets.

Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges received(a) ................................   $7,778
Contingent deferred sales charges retained ...............   $2,782

(a)   Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $93,418, of which $55,958 was retained by Investor Services.


28 | Semiannual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN U.S. LONG-SHORT FUND

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended October 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At April 30, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. At April 30, 2005, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
 2010..................................................   $ 6,588,893
 2011..................................................    40,708,375
 2012..................................................     5,254,173
                                                          -----------
                                                          $52,551,441
                                                          ===========

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and certain dividend payments on securities sold short.

At October 31, 2005, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments....................................   $64,689,273
                                                          ===========

Unrealized  appreciation  .............................     4,188,521
Unrealized  depreciation...............................    (1,792,597)
                                                          -----------
Net unrealized appreciation (depreciation).............   $ 2,395,924
                                                          ===========

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short term securities) for the period ended October 31, 2005, aggregated $66,908,065 and $69,013,668, respectively.


                                                          Semiannual Report | 29

FRANKLIN STRATEGIC SERIES

FRANKLIN U.S. LONG-SHORT FUND

6. INVESTMENT TRANSACTIONS (CONTINUED)

Transactions in options written during the period ended October 31, 2005, were as follows:

                                                   ----------------------
                                                   NUMBER OF     PREMIUMS
                                                   CONTRACTS     RECEIVED
                                                   ----------------------

Options outstanding at April 30, 2005 .........       380        $128,060
Options written ...............................        --              --
Options expired ...............................        --              --
Options exercised .............................        --              --
Options closed ................................        --              --
                                                   ----------------------
Options outstanding at October 31, 2005 .......       380        $128,060
                                                   ======================

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds in March, 2005. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.


30 | Semiannual Report

FRANKLIN STRATEGIC SERIES

FRANKLIN U.S. LONG-SHORT FUND

8. REGULATORY MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

Semiannual Report | 31

FRANKLIN STRATEGIC SERIES

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


32 | Semiannual Report

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

National Funds
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
Tax-Free Income Fund
Federal Intermediate-Term
Tax-Free Income Fund
New York Intermediate-Term
Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)
Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)   Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                          Not part of the semiannual report

    [LOGO](R)
FRANKLIN TEMPLETON                One Franklin Parkway
   INVESTMENTS                    San Mateo, CA 94403-1906

|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN U.S. LONG-SHORT FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

404 S2005 12/05


      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A


      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

      ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC SERIES

By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   December 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   December 19, 2005


By /s/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date   December 19, 2005